                                           REGISTRATION NOS. 002-90380/811-04001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO

                         POST-EFFECTIVE AMENDMENT NO. 41

                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                AMENDMENT NO. 176


                                    ---------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (Exact Name of Registrant)

                       METROPOLITAN LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
         (Address of depositor's principal executive offices) (zip code)
                                 (212) 578-3067
               (Depositor's telephone number, including area code)

                                    ---------

                              NICHOLAS D. LATRENTA
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                     (Name and address of agent for service)

                                    ---------

                                   COPIES TO:
                              DIANE E. AMBLER, ESQ.
                                  K&L GATES LLP
                                1601 K STREET, NW
                              WASHINGTON, DC 20006

                                    ---------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule
    485

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant's Rule 25f-2 Notice for the year ended December 31, 2011 was filed with the Commission on or about March 22, 2012.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Supplement Dated April 30, 2012

                                       To
                          Prospectus Dated May 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                     VESTMET

                     Group and Individual Annuity Contracts
                  Issued by Metropolitan Life Insurance Company


This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus. Upon request, financial statements for the insurance company will be sent to you without charge.


The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). Unless otherwise indicated page numbers refer to the May 1, 1995 prospectus. The Contracts are no longer available. Contract owners may continue to make additional purchase payments.

The currently available investment choices are:


MET INVESTORS SERIES TRUST -- CLASS A          METROPOLITAN SERIES FUND -- CLASS A
  BlackRock Large Cap Core Portfolio             BlackRock Aggressive Growth Portfolio
                                                 BlackRock Bond Income Portfolio
                                                 BlackRock Diversified Portfolio
                                                 BlackRock Money Market Portfolio
                                                 MetLife Stock Index Portfolio



1. TABLE OF EXPENSES -- VESTMET CONTRACTS


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES



                                                                          MINIMUM   MAXIMUM
                                                                          -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)             0.27%     0.77%




TOTAL ANNUAL MET INVESTORS SERIES TRUST AND METROPOLITAN SERIES FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS INCLUDE MANAGEMENT FEES, DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES)



                                                    DISTRIBUTION               ACQUIRED     TOTAL     CONTRACTUAL FEE
                                                       AND/OR                    FUND       ANNUAL     WAIVER AND/OR
                                      MANAGEMENT   SERVICE(12B-1)     OTHER    FEES AND   OPERATING       EXPENSE
                                          FEE           FEES        EXPENSES   EXPENSES    EXPENSES    REIMBURSEMENT
                                      ----------   --------------   --------   --------   ---------   ---------------
MET INVESTORS FUND FOR THE FISCAL
  YEAR ENDING DECEMBER 31, 2011 (AS
  A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
  BlackRock Large Cap Core
     Portfolio......................     0.59%           --           0.05%       --         0.64%          0.01%
METROPOLITAN FUND FOR THE FISCAL
  YEAR ENDING DECEMBER 31, 2011 (AS
  A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
  BlackRock Aggressive Growth
     Portfolio......................     0.73%           --           0.04%       --         0.77%            --
  BlackRock Bond Income Portfolio...     0.34%           --           0.03%       --         0.37%          0.01%
  BlackRock Diversified Portfolio...     0.46%           --           0.05%       --         0.51%            --
  BlackRock Money Market Portfolio..     0.33%           --           0.02%       --         0.35%          0.01%
  MetLife Stock Index Portfolio.....     0.25%           --           0.02%       --         0.27%          0.01%
                                           NET
                                      TOTAL ANNUAL
                                        OPERATING
                                        EXPENSES
                                      ------------
MET INVESTORS FUND FOR THE FISCAL
  YEAR ENDING DECEMBER 31, 2011 (AS
  A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
  BlackRock Large Cap Core
     Portfolio......................      0.63%
METROPOLITAN FUND FOR THE FISCAL
  YEAR ENDING DECEMBER 31, 2011 (AS
  A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
  BlackRock Aggressive Growth
     Portfolio......................      0.77%
  BlackRock Bond Income Portfolio...      0.36%
  BlackRock Diversified Portfolio...      0.51%
  BlackRock Money Market Portfolio..      0.34%
  MetLife Stock Index Portfolio.....      0.26%






The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the Waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.


2. YOUR INVESTMENT CHOICES

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a portfolio prospectus by calling 800-638-7732. We do not guarantee the investment results of the Portfolios. The current Portfolios are listed below, along with their investment managers and any sub-investment manager.


                                                               INVESTMENT MANAGER/
FUNDING OPTION             INVESTMENT OBJECTIVE                SUB-INVESTMENT MANAGER
--------------             --------------------                ----------------------
MET INVESTORS FUND
  BlackRock Large Cap
     Core Portfolio......  Seeks long-term capital growth.     MetLife Advisers, LLC
                                                               Sub-Investment
                                                               Manager: BlackRock
                                                               Advisors, LLC
METROPOLITAN FUND
  BlackRock Aggressive
     Growth Portfolio....  Seeks maximum capital               MetLife Advisers, LLC
                           appreciation.                       Sub-Investment
                                                               Manager: BlackRock
                                                               Advisors, LLC
  BlackRock Bond Income
     Portfolio...........  Seeks a competitive total return    MetLife Advisers, LLC
                           primarily from investing in         Sub-Investment
                           fixed-income securities.            Manager: BlackRock
                                                               Advisors, LLC
  BlackRock Diversified
     Portfolio...........  Seeks high total return while       MetLife Advisers, LLC
                           attempting to limit investment      Sub-Investment
                           risk and preserve capital.          Manager: BlackRock
                                                               Advisors, LLC
  BlackRock Money Market
     Portfolio...........  Seeks a high level of current       MetLife Advisers, LLC
                           income consistent with              Sub-Investment
                           preservation of capital.            Manager: BlackRock
                                                               Advisors, LLC
  MetLife Stock Index
     Portfolio...........  Seeks to track the performance of   MetLife Advisers, LLC
                           the Standard & Poor's 500(R)        Sub-Investment
                           Composite Stock Price Index.        Manager: MetLife
                                                               Investment Advisors
                                                               Company, LLC





3. MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?



Add the following:



403(B) PLAN TERMINATIONS





Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to you. Your employer may permit you to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.



If you elect to receive your distributions in cash, outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to you. Your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. In addition, you would forfeit any accrued guaranteed death benefit.



If you receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, you may not make any additional purchase payments or take any loans. In addition MetLife will rely on you to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose to distribute the Contract as a default option when that Contract is an investment vehicle for a 403(b) ERISA plan.





4. CAN WE CANCEL YOUR CONTRACT?





Add the following:



We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when you have a guaranteed amount under any death benefit that is greater than the Account Balance, you forfeit any guaranteed amount you have accrued under the death benefit upon termination of the Contract.

5. TAXES



The following should be substituted for any prior disclosure regarding purchase payments which consist of partial exchanges of other annuity contracts:



Non-Qualified Annuities.



Pursuant to IRS guidance, a direct transfer of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult you own independent tax adviser prior to a partial exchange.


                   THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE

200 PARK AVENUE                                        TELEPHONE: (800) 638-7732
NEW YORK, NEW YORK

                                                                  APRIL 30, 2012


              PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Deferred Annuity and Income Annuity. However, contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.



You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.





AMERICAN FUNDS(R)                                METROPOLITAN  FUND
  American Funds Bond                              Baillie Gifford International Stock
  American Funds Global Small Capitalization       Barclays Capital Aggregate Bond Index
  American Funds Growth                            BlackRock Aggressive Growth
  American Funds Growth-Income                     BlackRock Bond Income
MET INVESTORS FUND                                 BlackRock Diversified
  American Funds(R) Balanced Allocation            BlackRock Large Cap Value
  American Funds(R) Growth Allocation              BlackRock Legacy Large Cap Growth
  American Funds(R) Moderate Allocation            Davis Venture Value
  BlackRock Large Cap Core                         FI Value Leaders
  Clarion Global Real Estate                       Jennison Growth
  Harris Oakmark International                     Loomis Sayles Small Cap Core
  Invesco Small Cap Growth                         Loomis Sayles Small Cap Growth
  Janus Forty                                      Met/Artisan Mid Cap Value
  Lazard Mid Cap                                   MetLife Conservative Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Conservative to Moderate Allocation
  Lord Abbett Bond Debenture                       MetLife Mid Cap Stock Index
  Lord Abbett Mid Cap Value                        MetLife Moderate Allocation
  Met/Franklin Income                              MetLife Moderate to Aggressive Allocation
  Met/Franklin Low Duration Total Return           MetLife Stock Index
  Met/Franklin Mutual Shares                       MFS(R) Total Return
  Met/Franklin Templeton Founding Strategy         MFS(R) Value
  Met/Templeton Growth                             MSCI EAFE(R) Index
  MetLife Aggressive Strategy                      Neuberger Berman Genesis
  MFS(R) Research International                    Oppenheimer Global Equity
  Morgan Stanley Mid Cap Growth                    Russell 2000(R) Index
  PIMCO Inflation Protected Bond                   T. Rowe Price Large Cap Growth
  PIMCO Total Return                               T. Rowe Price Small Cap Growth
  RCM Technology                                   Western Asset Management Strategic Bond
  SSgA Growth and Income ETF                          Opportunities
  SSgA Growth ETF                                  Western Asset Management U.S. Government
  T. Rowe Price Mid Cap Growth




Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


DEFERRED ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - SIMPLE IRA
  - SEP IRA


INCOME ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - SIMPLE IRA
  - SEP IRA


A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-83 of this Prospectus. To view or download the SAI, go to our website www.metLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732


The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2012

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  A-PPA-3
TABLE OF EXPENSES.......................................................  A-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  A-PPA-11
METLIFE.................................................................  A-PPA-12
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  A-PPA-12
VARIABLE ANNUITIES......................................................  A-PPA-12
A Deferred Annuity......................................................  A-PPA-13
Non-Natural Persons as Owners or Beneficiaries..........................  A-PPA-13
An Income Annuity.......................................................  A-PPA-13
YOUR INVESTMENT CHOICES.................................................  A-PPA-13
Additional Information About the Portfolios.............................  A-PPA-19
Certain Payments We Receive with Regard to the Portfolios...............  A-PPA-19
Portfolio Selection.....................................................  A-PPA-20
DEFERRED ANNUITIES......................................................  A-PPA-20
The Deferred Annuity and Your Retirement Plan...........................  A-PPA-21
Automated Investment Strategies.........................................  A-PPA-21
Purchase Payments.......................................................  A-PPA-22
  Allocation of Purchase Payments.......................................  A-PPA-22
  Automated Purchase Payments...........................................  A-PPA-22
  Electronic Applications...............................................  A-PPA-22
  Limits on Purchase Payments...........................................  A-PPA-23
The Value of Your Investment............................................  A-PPA-23
Transfers...............................................................  A-PPA-24
Access To Your Money....................................................  A-PPA-26
  Systematic Withdrawal Program.........................................  A-PPA-26
  Minimum Distribution..................................................  A-PPA-28
Annual Contract Fee ....................................................  A-PPA-28
Charges.................................................................  A-PPA-28
  Insurance-Related or Separate Account Charge..........................  A-PPA-28
  Investment-Related Charge.............................................  A-PPA-28
Premium and Other Taxes.................................................  A-PPA-29
Early Withdrawal Charges................................................  A-PPA-29
  When No Early Withdrawal Charge Applies...............................  A-PPA-30
  When A Different Early Withdrawal Charge May Apply....................  A-PPA-31
Free Look...............................................................  A-PPA-32
Death Benefit...........................................................  A-PPA-32
Pay-Out Options (or Income Options).....................................  A-PPA-33
INCOME ANNUITIES........................................................  A-PPA-34
Income Payment Types....................................................  A-PPA-34
Minimum Size of Your Income Payment.....................................  A-PPA-36
Allocation..............................................................  A-PPA-36
The Value of Your Income Payments.......................................  A-PPA-36
Reallocations...........................................................  A-PPA-37
Contract Fee............................................................  A-PPA-40
Charges.................................................................  A-PPA-40
  Insurance-Related Charge or Separate Account Charge...................  A-PPA-41
  Investment-Related Charge.............................................  A-PPA-41
Premium and Other Taxes.................................................  A-PPA-41
Free Look...............................................................  A-PPA-41
GENERAL INFORMATION.....................................................  A-PPA-42
Administration..........................................................  A-PPA-42
  Purchase Payments.....................................................  A-PPA-42
  Confirming Transactions...............................................  A-PPA-42
  Processing Transactions...............................................  A-PPA-43
  By Telephone or Internet..............................................  A-PPA-43
  After Your Death......................................................  A-PPA-43
  Misstatement..........................................................  A-PPA-44
  Third Party Requests..................................................  A-PPA-44
  Valuation -- Suspension of Payments...................................  A-PPA-44
Advertising Performance.................................................  A-PPA-44
Changes to Your Deferred Annuity or Income Annuity......................  A-PPA-46
Voting Rights...........................................................  A-PPA-46
Who Sells the Deferred Annuities and Income Annuities...................  A-PPA-47
Financial Statements....................................................  A-PPA-49
When We Can Cancel Your Deferred Annuity or Income Annuity..............  A-PPA-49
INCOME TAXES............................................................  A-PPA-49
LEGAL PROCEEDINGS.......................................................  A-PPA-59
APPENDIX A: PREMIUM TAX TABLE...........................................  A-PPA-61
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  A-PPA-63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  A-PPA-65
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  A-PPA-81
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  A-PPA-83




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     A-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.



ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to you.



CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.



INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.



                                     A-PPA-3

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.



YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under the Income Annuity or the participant or annuitant under certain group arrangements.



                                     A-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.


CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
INCOME ANNUITY CONTRACT FEE(2)......................................   $350
TRANSFER FEE........................................................   None


---------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%



There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.



2 There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.



The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .50%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   1.25%



3 A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.


4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and


                                     A-PPA-5
      expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.



                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS(R), MET INVESTORS FUND AND METROPOLITAN
  FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.27%      1.14%






FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2011


(as a percentage of average daily net assets)




                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.36%        0.25%       0.02%            --            0.63%           --          0.63%
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
MET INVESTORS FUND
  American Funds(R) Balanced
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.37%           0.99%           --          0.99%
  American Funds(R) Growth
     Allocation
     Portfolio -- Class C........     0.07%        0.55%       0.01%          0.39%           1.02%           --          1.02%
  American Funds(R) Moderate
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.36%           0.98%           --          0.98%
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.05%            --            0.64%         0.01%         0.63%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.61%        0.15%       0.06%            --            0.82%           --          0.82%
  Harris Oakmark International
     Portfolio -- Class E........     0.77%        0.15%       0.08%            --            1.00%         0.02%         0.98%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.85%        0.15%       0.03%            --            1.03%         0.02%         1.01%
  Janus Forty Portfolio -- Class
     E...........................     0.63%        0.15%       0.03%            --            0.81%         0.01%         0.80%
  Lazard Mid Cap
     Portfolio -- Class E........     0.69%        0.15%       0.06%            --            0.90%           --          0.90%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.62%          --        0.03%            --            0.65%           --          0.65%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.50%          --        0.04%            --            0.54%           --          0.54%



                                     A-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  Lord Abbett Mid Cap Value
     Portfolio -- Class A........     0.67%          --        0.06%            --            0.73%         0.02%         0.71%
  Met/Franklin Income
     Portfolio -- Class B........     0.74%        0.25%       0.08%            --            1.07%         0.08%         0.99%
  Met/Franklin Low Duration Total
     Return Portfolio -- Class
     B...........................     0.50%        0.25%       0.09%            --            0.84%         0.03%         0.81%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.07%            --            1.12%         0.00%         1.12%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.01%          0.83%           1.14%         0.01%         1.13%
  Met/Templeton Growth
     Portfolio -- Class B........     0.68%        0.25%       0.14%            --            1.07%         0.02%         1.05%
  MetLife Aggressive Strategy
     Portfolio -- Class A........     0.09%          --        0.01%          0.75%           0.85%         0.00%         0.85%
  MFS(R) Research International
     Portfolio -- Class A........     0.68%          --        0.09%            --            0.77%         0.06%         0.71%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.47%        0.15%       0.04%            --            0.66%           --          0.66%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.03%            --            0.51%           --          0.51%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.07%            --            0.95%           --          0.95%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.31%        0.15%       0.01%          0.21%           0.68%           --          0.68%
  SSgA Growth ETF
     Portfolio -- Class E........     0.32%        0.15%       0.03%          0.24%           0.74%           --          0.74%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.03%            --            0.78%           --          0.78%
METROPOLITAN FUND
  Baillie Gifford International
     Stock Portfolio -- Class A..     0.83%          --        0.12%            --            0.95%         0.10%         0.85%
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.04%            --            0.77%           --          0.77%
  BlackRock Bond Income
     Portfolio -- Class A........     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.05%            --            0.51%           --          0.51%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.63%        0.15%       0.03%            --            0.81%         0.03%         0.78%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.71%        0.15%       0.02%            --            0.88%         0.01%         0.87%
  Davis Venture Value
     Portfolio -- Class A........     0.70%          --        0.03%            --            0.73%         0.05%         0.68%
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.07%            --            0.89%           --          0.89%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.81%          --        0.03%            --            0.84%           --          0.84%
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.09%          --        0.02%          0.53%           0.64%         0.01%         0.63%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.07%          --        0.01%          0.58%           0.66%         0.00%         0.66%
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.05%          0.01%           0.31%         0.00%         0.31%
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.06%          --          --           0.64%           0.70%         0.00%         0.70%



                                     A-PPA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.06%          --        0.01%          0.69%           0.76%         0.00%         0.76%
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return
     Portfolio -- Class E........     0.54%        0.15%       0.05%            --            0.74%           --          0.74%
  MFS(R) Value Portfolio -- Class
     A...........................     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.82%          --        0.04%            --            0.86%         0.01%         0.85%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.52%          --        0.10%            --            0.62%           --          0.62%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.06%          0.01%           0.32%         0.00%         0.32%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.04%            --            0.64%         0.01%         0.63%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.49%          --        0.06%            --            0.55%           --          0.55%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%         0.04%         0.63%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%




The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.





Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio prospectus for more information.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.



                                     A-PPA-8

ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $885      $1,222     $1,566     $2,691
Minimum..................................................     $804      $  967     $1,122     $1,712



EXAMPLE 2.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $239       $736      $1,259     $2,691
Minimum..................................................     $152       $468      $  801     $1,712



EXAMPLE 3.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;



     -    You bear the Income Annuity Contract Fee:


     -    the underlying Portfolio earns a 5% annual return; and


                                     A-PPA-9

     - You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $581      $1,060     $1,565     $2,947
Minimum..................................................     $497      $  802     $1,123     $2,002





                                    A-PPA-10

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    A-PPA-11

                                     METLIFE

--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


                                    A-PPA-12

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.



Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.





NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."



We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.


The Income Annuities are no longer available.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------


The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income,


                                    A-PPA-13

Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.



Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.




The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
MET INVESTORS FUND
American Funds(R) Balanced         Seeks a balance between a high      MetLife Advisers, LLC
  Allocation Portfolio             level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
American Funds(R) Growth           Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
American Funds(R) Moderate         Seeks a high total return in the    MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: CBRE
                                   securities, emphasizing both        Clarion Securities LLC
                                   capital appreciation and current
                                   income.



                                    A-PPA-14

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.
Lord Abbett Mid Cap Value          Seeks capital appreciation          MetLife Advisers, LLC
  Portfolio                        through investments, primarily      Sub-Investment Manager: Lord,
                                   in equity securities, which are     Abbett & Co. LLC
                                   believed to be undervalued in
                                   the marketplace.
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC
                                   maintaining prospects for           Sub-Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Low Duration Total    Seeks a high level of current       MetLife Advisers, LLC
  Return Portfolio                 income, while seeking               Sub-Investment Manager: Franklin
                                   preservation of shareholders'       Advisers, Inc.
                                   capital.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-    Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Primarily seeks capital             MetLife Advisers, LLC
  Strategy Portfolio               appreciation and secondarily
                                   seeks income.
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Templeton Global Advisors
                                                                       Limited
MetLife Aggressive Strategy        Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio                        consistent with preservation of     Sub-Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC



                                    A-PPA-15

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC
  Portfolio                        income.                             Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Baillie Gifford International      Seeks long-term growth of           MetLife Advisers, LLC
  Stock Portfolio                  capital.                            Sub-Investment Manager: Baillie
                                                                       Gifford Overseas Limited
Barclays Capital Aggregate Bond    Seeks to track the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays U.S. Aggregate      Sub-Investment Manager: MetLife
                                   Bond Index.                         Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.



                                    A-PPA-16

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to track the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to track the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
MSCI EAFE(R) Index Portfolio       Seeks to track the performance      MetLife Advisers, LLC
                                   of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to track the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.



                                    A-PPA-17

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.




METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC.



MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS



The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.



The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.



MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.



                                    A-PPA-18

EXCHANGE-TRADED FUNDS PORTFOLIOS



The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:



     - Your employer, association or other group contract holder limits the available Investment Divisions.



     -    We have restricted the available Investment Divisions.



     -    Some of the Investment Divisions are not approved in your state.



The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


                                    A-PPA-19

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION



We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------


This Prospectus describes the following Deferred Annuities under which You can accumulate money:


     -    Non-Qualified

     -    Traditional IRAs (Individual Retirement Annuities)

     -    Roth IRAs (Roth Individual Retirement Annuities)

     - SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

     -    SEPs (Simplified Employee Pensions)


                                    A-PPA-20

These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity).



Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.



THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.



THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



THE INDEX SELECTOR((R)): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.



In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.



                                    A-PPA-21

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



THE ALLOCATOR(SM): Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.



The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.



We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.


You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.



If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS


If You purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


ELECTRONIC APPLICATIONS


When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If You elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.



                                    A-PPA-22

We may do this if:

     - The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

     - Your money, application and other documentation are received in Good Order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

          If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;


     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;



     - Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;



     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


     -    Leaving your job (for the SEP and SIMPLE Deferred Annuity).;

THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.



This is how we calculate the Accumulation Unit Value for each Investment
Division:


     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS


Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


   $500        =     50 accumulation units
----------

    $10




                                    A-PPA-23

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS


You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:


     -    The percentage or dollar amount of the transfer;


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;



     - The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and



     - Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.



WE MAY REQUIRE YOU TO:


     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy; or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer


                                    A-PPA-24

Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than


                                    A-PPA-25
the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.



Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.



Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM


If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this


                                    A-PPA-26
program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.



If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.



CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.



CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.



SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.



Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.



Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.



                                    A-PPA-27

MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



ANNUAL CONTRACT FEE



There is no Separate Account Annual Contract Fee.



     - For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You are not enrolled in the check-o-matic or automatic payroll deduction programs.



     - For the SIMPLE IRA Deferred Annuity, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You do not make a purchase payment during the Contract Year.


CHARGES


There are two types of charges You pay while You have money in an Investment
Division:


     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.



The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.



                                    A-PPA-28

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.




EARLY WITHDRAWAL CHARGES



An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. A withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.



For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.



For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.



                                    A-PPA-29

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%



The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.



WHEN NO EARLY WITHDRAWAL CHARGE APPLIES



In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.



GENERAL. We may elect to reduce or eliminate the amount of the early withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some example are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.



You do not pay an Early Withdrawal Charge:



     - On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.



     -    On withdrawals of purchase payments You made over seven years ago.



     - If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).



     - If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.


     - If You withdraw up to 10% of your Account Balance each Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will You have to pay Early Withdrawal Charges.



     - If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.



     - Because You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.



     - Subject to availability in your state, if the Early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.



                                    A-PPA-30

     - Except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:


          - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

          - Is diagnosed with a terminal illness and not expected to live more than a year.


     - If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.



WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


     -    Amounts transferred before January 1, 1996:


          We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
          Contract:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:


          - For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:


AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%



          - If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.



     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.



                                    A-PPA-31

FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.



Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those Contract holders who are interested in receiving more information about the exchange offer should contact their representative.


DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


     - The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).


The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.



Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.



Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.



If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five


                                    A-PPA-32
year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.



Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any Early Withdrawal Charges.


TOTAL CONTROL ACCOUNT


The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



PAY-OUT OPTIONS (OR INCOME OPTIONS)



You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized You are ineligible to receive the Death Benefit You have selected.



When considering a pay-out option, You should think about whether You want:


     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments.



By the date specified in your Contract, if You do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue You a life annuity with a 10 year guarantee. (This requirement may be changed by us.) In that case, if You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed


                                    A-PPA-33

Income Option and your Separate Account Balance will be used to provide a variable pay-out income option. However, if we do ask You what You want us to do and You do not respond, we may treat your silence as a request by You to continue your Deferred Annuity.


Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------


Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:


-    Non-Qualified                -    Roth IRA                      -    SIMPLE IRA
-    Traditional IRA              -    SEP IRA



If You have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example Traditional IRAs, Roth IRAs, 401(k)s, Keoghs, 401(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as applicable Federal income tax requirements are met.



If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.


                                    A-PPA-34

When deciding how to receive income, consider:


     -    The amount of income You need;



     -    The amount You expect to receive from other sources;


     -    The growth potential of other investments; and


     -    How long You would like your income to last.



Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


                                    A-PPA-35

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS


Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.


The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS


Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


                                    A-PPA-36

When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION


This is how we calculate the Annuity Unit Value for each Investment Division:


     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).



Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.


For us to process a reallocation, You must tell us:


     -    The percentage of the income payment to be reallocated;


                                    A-PPA-37

     - The Investment Divisions from which You want the income payment to be reallocated; and



     - The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.



When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     - First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;


     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


Here are examples of the effect of a reallocation on the income payment:


     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)



     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term


                                    A-PPA-38
performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis , Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are


                                    A-PPA-39
no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE


At one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:


     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.


The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.



                                    A-PPA-40

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.



Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.



If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.



You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                                    A-PPA-41

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:


     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.



                                    A-PPA-42

PROCESSING TRANSACTIONS


We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:


     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.


For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.



Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:


     - any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or



     - any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred


                                    A-PPA-43

Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT

We may require proof of age or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex (where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.


We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



                                    A-PPA-44

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.


We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.


                                    A-PPA-45

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


     - To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.



     - To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or


                                    A-PPA-46
annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife

                                    A-PPA-47
sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is

                                    A-PPA-48
determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income
Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Bond Portfolio the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early Withdrawal Charges may apply.



We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.




                                  INCOME TAXES

--------------------------------------------------------------------------------


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner,


                                    A-PPA-49
the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service ("IRS") issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as availability of a guaranteed income for life.



Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS


When money is withdrawn from your Contract (whether by You or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., Non-Qualified or IRA); and payment method or income payment type You elect. If You meet certain requirements, your Roth IRA earnings are free from Federal income taxes.



We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.



                                    A-PPA-50

WITHDRAWALS BEFORE AGE 59 1/2


Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account charges for further information regarding withdrawals.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                             --------------------------------------------
                                                       TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                NON-
                                               QUALI-   TRAD.     ROTH    SIMPLE
                                                FIED     IRA      IRA      IRA*     SEP
-----------------------------------------------------------------------------------------
In a series of substantially equal payments
made annually (or more frequently) for life      x        x        x        x        x
or life expectancy (SEPP)
-----------------------------------------------------------------------------------------

After You die                                    x        x        x        x        x
-----------------------------------------------------------------------------------------

After You become totally disabled (as
defined in the Code)                             x        x        x        x        x
-----------------------------------------------------------------------------------------

To pay deductible medical expenses                        x        x        x        x
-----------------------------------------------------------------------------------------

To pay medical insurance premiums if You are
unemployed                                                x        x        x        x
-----------------------------------------------------------------------------------------

For qualified higher education expenses, or               x        x        x        x
-----------------------------------------------------------------------------------------

For qualified first time home purchases up
to $10,000                                                x        x        x        x
-----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies                    x        x        x        x
-----------------------------------------------------------------------------------------
Certain immediate income annuities providing
a series of substantially equal periodic
payments made annually (or more frequently)      x
over the specified payment period
-----------------------------------------------------------------------------------------




* For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS


If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.



If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



                                    A-PPA-51

NON-QUALIFIED ANNUITIES


Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so You only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.



Under the Code, withdrawals need not be made by a particular age. However, it is possible that the IRS may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that You commence payments by a certain age.



Your Non-Qualified Contract may be exchanged for another non-qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, You may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.



Pursuant to IRS guidance, a direct transfer of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. it is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult you own independent tax adviser prior to a partial exchange.



Consult your tax adviser prior to changing the annuitant or prior to changing the date You determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.


Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.


Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than You would otherwise expect.



When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for Federal income tax purposes where owned by a non-natural person.


PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS


Generally, when You (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



                                    A-PPA-52

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long-term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.


Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If You die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell You what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.





Starting in 2011, if your Contract allows and You elect to apply less than the entire Account Balance of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the income payments You receive, provided the pay-out period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser before You partially annuitize your Contract.





The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between Investment Divisions or from an Investment Division into a fixed option.



We generally will tell You how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to You and the IRS.



Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax adviser as to the details and consequences of making such election. Also, consult your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.


DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).


If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.



If You die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.



                                    A-PPA-53

If You die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



In the case of joint contract owners, the above rules will be applied on the death of any contract owner.



Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.


If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION


In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.


INVESTOR CONTROL


In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


     - Possible taxation of transfers/reallocations between Investment Divisions or transfers/reallocations from an Investment Division to the Fixed Account or Fixed Income Option.



     - Possible taxation as if You were the contract owner of your portion of the Separate Account's assets.


     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect You and other contract owners in the Investment Divisions from adverse tax consequences.



                                    A-PPA-54

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.


The IRS has approved the form of the Traditional IRA and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to You may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model 5305-RB (rev 0302).



Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.


Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.


You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.


TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS


Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.



Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.


     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).


     - If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.


     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


     - If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).



                                    A-PPA-55

WITHDRAWALS AND INCOME PAYMENTS


Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.


MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS


Generally, for IRAs (see discussion below for Roth IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the year in which You reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


The regulations also require that the value of all benefits under a Deferred Annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this new rule.



If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary. Consult your tax adviser.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.



Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.



                                    A-PPA-56

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

ROLLOVERS INTO YOUR SIMPLE IRA.


You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.


ROLLOVERS FROM YOUR SIMPLE IRA.


Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.


ROTH IRA ANNUITIES

GENERAL


Roth IRAs are different from other IRAs because You have the opportunity to enjoy tax-free earnings. However, You can only make after-tax purchase payments to a Roth IRA.


PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.


Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax adviser.



Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, You can change your Roth IRA contribution to a Traditional IRA before You file your income return (including filing extensions).


Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion

                                    A-PPA-57
of the proceeds are subject to income tax in the year the rollover distribution occurs, unless it is from a designated Roth account.



If You exceed the purchase payment limits You may be subject to a tax penalty.


WITHDRAWALS


Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:


     - The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND


     - The withdrawal is made: on or after the date You reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).



Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.



Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, You do not pay income tax on withdrawals of the purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA or eligible retirement plan prior to age 59 1/2 will be subject to the 10% penalty tax (unless You meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.


The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):


     - The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA and rollovers of after-tax amounts from other Roth plans. These are received tax and penalty free.


     - The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other than a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.


     - The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if You are under age 59 1/2.



     - We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.


CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.


Except to the extent You have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other than a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)


For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.


Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers


                                    A-PPA-58
considering re-designating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax adviser prior to converting. The taxable amount may exceed the account value at date of conversion.


Amounts converted from a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.


If You mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows You to reverse your conversion provided You do so before You file your tax return for the year of the contribution and if certain conditions are met.


REQUIRED DISTRIBUTIONS


RMD rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.



Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time You die.


DEATH BENEFITS


Generally, when You die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which You would have reached age 70 1/2.



If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.



Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.


                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    A-PPA-59

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

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                                                       IRA, SIMPLE
                                                                   NON-QUALIFIED       IRA AND SEP
                                                                      DEFERRED          DEFERRED
                                                                     ANNUITIES        ANNUITIES AND
                                                                     AND INCOME     QUALIFIED INCOME
                                                                     ANNUITIES          ANNUITIES
                                                                   -------------    ----------------
California.....................................................        2.35%              0.5%
Florida(1).....................................................         1.0%              1.0%
Maine..........................................................         2.0%                --
Nevada.........................................................         3.5%                --
Puerto Rico(2).................................................         1.0%              1.0%
South Dakota(3)................................................        1.25%                --
West Virginia..................................................         1.0%              1.0%
Wyoming........................................................         1.0%                --



---------



1 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.


2 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.


3 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.



                                    A-PPA-61

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

                                  APPENDIX A-1

--------------------------------------------------------------------------------


                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS



The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.



PORTFOLIO MERGERS



               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             METROPOLITAN FUND
  Oppenheimer Capital Appreciation Portfolio     Jennison Growth Portfolio
METROPOLITAN FUND                              MET INVESTORS FUND
  Lord Abbett Mid Cap Value Portfolio            Lord Abbett Mid Cap Value Portfolio




PORTFOLIO NAME CHANGES



                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              METROPOLITAN FUND
  Artio International Stock Portfolio          Baillie Gifford International Stock Portfolio
  Neuberger Berman Mid Cap Value Portfolio     Lord Abbett Mid Cap Value Portfolio
  Morgan Stanley EAFE Index Portfolio          MSCI EAFE Index Portfolio





                                    A-PPA-63

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

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).




                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------
American Funds(R) Balanced Allocation
  Investment Division  -- Class C(e).......  2008         10.00            7.01              639
                                             2009          7.01            8.96            1,145
                                             2010          8.96            9.93            1,406
                                             2011          9.93            9.60            1,340

American Funds Bond Investment
  Division -- Class 2(n)...................  2006         15.03           15.80              836
                                             2007         15.80           16.12            2,210
                                             2008         16.12           14.43            1,475
                                             2009         14.43           16.05            1,346
                                             2010         16.05           16.88            1,181
                                             2011         16.88           17.69              998

American Funds Global Small Capitalization
  Investment Division -- Class 2...........  2002         13.62           10.89            1,291
                                             2003         10.89           16.52            2,335
                                             2004         16.52           19.72            3,455
                                             2005         19.72           24.41            4,904
                                             2006         24.41           29.92            5,888
                                             2007         29.92           35.88            6,596
                                             2008         35.88           16.47            5,184
                                             2009         16.47           26.24            4,852
                                             2010         26.24           31.72            4,325
                                             2011         31.72           25.33            3,639

American Funds(R) Growth Allocation
  Investment Division -- Class C(e)........  2008          9.99            6.36              428
                                             2009          6.36            8.42              871
                                             2010          8.42            9.44            1,048
                                             2011          9.44            8.89            1,060



                                    A-PPA-65

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

American Funds Growth Investment
  Division -- Class 2......................  2002        118.11           88.12              925
                                             2003         88.12          119.07            1,483
                                             2004        119.07          132.29            1,843
                                             2005        132.29          151.82            2,086
                                             2006        151.82          165.27            2,172
                                             2007        165.27          183.38            2,075
                                             2008        183.38          101.48            1,819
                                             2009        101.48          139.73            1,629
                                             2010        139.73          163.80            1,450
                                             2011        163.80          154.87            1,276

American Funds Growth-Income Investment
  Division -- Class 2......................  2002         87.85           70.84            1,163
                                             2003         70.84           92.66            1,753
                                             2004         92.66          101.01            2,228
                                             2005        101.01          105.58            2,335
                                             2006        105.58          120.14            2,349
                                             2007        120.14          124.63            2,240
                                             2008        124.63           76.50            1,886
                                             2009         76.50           99.17            1,651
                                             2010         99.17          109.15            1,481
                                             2011        109.15          105.83            1,303

American Funds(R) Moderate Allocation
  Investment Division -- Class C(e)........  2008         10.01            7.69              672
                                             2009          7.69            9.37            1,228
                                             2010          9.37           10.17            1,382
                                             2011         10.17           10.07            1,312

Artio International Stock Portfolio
  Investment Division......................  2002         12.87           10.48           13,034
                                             2003         10.48           13.26           11,724
                                             2004         13.26           15.48           10,579
                                             2005         15.48           18.04            9,759
                                             2006         18.04           20.76            9,148
                                             2007         20.76           22.62            8,331
                                             2008         22.62           12.48            7,317
                                             2009         12.48           15.06            6,530
                                             2010         15.06           15.95            5,890
                                             2011         15.95           12.62            5,448



                                    A-PPA-66

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Barclays Capital Aggregate Bond Index
  Portfolio Investment Division............  2002         11.51           12.53           20,055
                                             2003         12.53           12.82           20,050
                                             2004         12.82           13.18           22,529
                                             2005         13.18           13.29           21,998
                                             2006         13.29           13.67           20,187
                                             2007         13.67           14.42           18,228
                                             2008         14.42           15.10           12,890
                                             2009         15.10           15.69           12,201
                                             2010         15.69           16.43           11,134
                                             2011         16.43           17.45            9,659

BlackRock Aggressive Growth Investment
  Division.................................  2002         25.42           17.89           27,173
                                             2003         17.89           24.88           25,242
                                             2004         24.88           27.76           22,464
                                             2005         27.76           30.35           19,773
                                             2006         30.35           31.99           17,109
                                             2007         31.99           38.10           14,889
                                             2008         38.10           20.42           13,191
                                             2009         20.42           30.14           11,924
                                             2010         30.14           34.33           10,712
                                             2011         34.33           32.89            9,662

BlackRock Bond Income Investment
  Division(c)..............................  2002         21.92           23.45           17,572
                                             2003         23.45           24.52           15,375
                                             2004         24.52           25.29           13,470
                                             2005         25.29           25.58           12,155
                                             2006         25.58           26.38           10,383
                                             2007         26.38           27.69            8,979
                                             2008         27.69           26.41            7,220
                                             2009         26.41           28.56            6,226
                                             2010         28.56           30.56            5,563
                                             2011         30.56           32.17            4,813

BlackRock Diversified Investment Division..  2002         26.80           22.80           53,835
                                             2003         22.80           27.15           48,137
                                             2004         27.15           29.10           42,486
                                             2005         29.10           29.62           36,986
                                             2006         29.62           32.33           31,232
                                             2007         32.33           33.82           26,632
                                             2008         33.82           25.12           21,582
                                             2009         25.12           29.10           18,577
                                             2010         29.10           31.52           16,421
                                             2011         31.52           32.31           14,468


                                    A-PPA-67

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

BlackRock Large Cap Core Investment
  Division*(o).............................  2007         37.61           38.04           23,220
                                             2008         38.04           23.62           19,811
                                             2009         23.62           27.86           17,618
                                             2010         27.86           31.02           15,757
                                             2011         31.02           30.80           14,126

BlackRock Large Cap Investment
  Division(o)..............................  2001         37.19           30.48           57,299
                                             2002         30.48           22.24           47,428
                                             2003         22.24           28.61           42,944
                                             2004         28.61           31.32           37,879
                                             2005         31.32           32.05           32,659
                                             2006         32.05           36.12           27,458
                                             2007         36.12           37.93                0

BlackRock Large Cap Value Investment
  Division -- Class E(f)...................  2002         10.00            7.93              283
                                             2003          7.93           10.60              856
                                             2004         10.60           11.87            1,486
                                             2005         11.87           12.39            1,365
                                             2006         12.39           14.59            3,032
                                             2007         14.59           14.88            2,963
                                             2008         14.88            9.54            2,500
                                             2009          9.54           10.48            2,137
                                             2010         10.48           11.28            1,827
                                             2011         11.28           11.38            1,647

BlackRock Legacy Large Cap Growth
  Investment Division -- Class E(k)........  2004         10.07           11.06              130
                                             2005         11.06           11.67              248
                                             2006         11.67           11.99              399
                                             2007         11.99           14.03              686
                                             2008         14.03            8.78              923
                                             2009          8.78           11.85              826
                                             2010         11.85           14.01              733
                                             2011         14.01           12.58              739

BlackRock Legacy Large Cap Growth
  Investment Division -- Class E (formerly
  FI Large Cap Investment Division -- Class
  E)(n)(p).................................  2006         17.52           17.75               45
                                             2007         17.75           18.19               73
                                             2008         18.19            9.90               89
                                             2009          9.90           10.32                0



                                    A-PPA-68

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Clarion Global Real Estate Investment
  Division -- Class E(k)...................  2004          9.99           12.86            1,461
                                             2005         12.86           14.41            3,143
                                             2006         14.41           19.58            5,319
                                             2007         19.58           16.47            3,834
                                             2008         16.47            9.48            3,084
                                             2009          9.48           12.64            2,586
                                             2010         12.64           14.50            2,308
                                             2011         14.50           13.55            2,071

Davis Venture Value Investment Division....  2002         27.01           22.31            2,269
                                             2003         22.31           28.84            2,514
                                             2004         28.84           32.01            3,050
                                             2005         32.01           34.87            3,698
                                             2006         34.87           39.46            3,990
                                             2007         39.46           40.76            3,839
                                             2008         40.76           24.41            3,308
                                             2009         24.41           31.83            2,967
                                             2010         31.83           35.21            2,670
                                             2011         35.21           33.37            2,317

FI Value Leaders Investment
  Division -- Class E(f)...................  2002         23.06           19.03               40
                                             2003         19.03           23.83              175
                                             2004         23.83           26.72              294
                                             2005         26.72           29.18              561
                                             2006         29.18           32.21              728
                                             2007         32.21           33.09              576
                                             2008         33.09           19.93              444
                                             2009         19.93           23.94              367
                                             2010         23.94           27.06              320
                                             2011         27.06           25.04              290

Harris Oakmark International Investment
  Division -- Class E(f)...................  2002         10.60            8.85               42
                                             2003          8.85           11.82              594
                                             2004         11.82           14.09            1,793
                                             2005         14.09           15.90            3,247
                                             2006         15.90           20.26            4,690
                                             2007         20.26           19.81            4,338
                                             2008         19.81           11.57            2,947
                                             2009         11.57           17.75            3,145
                                             2010         17.75           20.43            2,911
                                             2011         20.43           17.33            2,605



                                    A-PPA-69

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Invesco Small Cap Growth Investment
  Division -- Class E(f)...................  2002         11.24            8.51              129
                                             2003          8.51           11.68              317
                                             2004         11.68           12.30              323
                                             2005         12.30           13.17              359
                                             2006         13.17           14.87              412
                                             2007         14.87           16.33              483
                                             2008         16.33            9.88              408
                                             2009          9.88           13.08              368
                                             2010         13.08           16.32              307
                                             2011         16.32           15.96              341

Janus Forty Investment Division -- Class
  E(b).....................................  2007        155.59          191.21               69
                                             2008        191.21          109.63              221
                                             2009        109.63          154.85              253
                                             2010        154.85          167.49              206
                                             2011        167.49          153.11              154

Jennison Growth Investment Division(j).....  2005          4.12            4.98            5,029
                                             2006          4.98            5.05            4,487
                                             2007          5.05            5.57            3,673
                                             2008          5.57            3.50            3,172
                                             2009          3.50            4.84            3,232
                                             2010          4.84            5.33            2,908
                                             2011          5.33            5.29            2,644

Jennison Growth Investment Division
  (formerly Met/Putnam Voyager Investment
  Division)................................  2001          7.24            4.94            5,531
                                             2002          4.94            3.47            5,941
                                             2003          3.47            4.31            6,162
                                             2004          4.31            4.47            5,450
                                             2005          4.47            4.08            2,161

Lazard Mid Cap Investment Division -- Class
  E(f).....................................  2002         11.41            9.70              341
                                             2003          9.70           12.10              799
                                             2004         12.10           13.68              970
                                             2005         13.68           14.62            1,005
                                             2006         14.62           16.57              995
                                             2007         16.57           15.94            1,142
                                             2008         15.94            9.72              826
                                             2009          9.72           13.14              718
                                             2010         13.14           15.98              630
                                             2011         15.98           14.95              550



                                    A-PPA-70

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Legg Mason ClearBridge Aggressive Growth
  Investment Division(g)...................  2002          7.78            5.33            1,506
                                             2003          5.33            6.82            1,648
                                             2004          6.82            7.33            1,574
                                             2005          7.33            8.24            1,656
                                             2006          8.24            8.01            1,614
                                             2007          8.01            8.12            1,369
                                             2008          8.12            4.89            1,212
                                             2009          4.89            6.45            1,092
                                             2010          6.45            7.90            1,034
                                             2011          7.90            8.08            1,779

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division)(q).....  2006          9.61           10.33            1,119
                                             2007         10.33            9.62              969
                                             2008          9.62            4.33              896
                                             2009          4.33            5.89              819
                                             2010          5.89            6.28              724
                                             2011          6.28            6.68                0

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division
  (formerly MFS(R) Investors Trust
  Investment Division))(l).................  2001          9.39            8.35              493
                                             2002          8.35            6.58              795
                                             2003          6.58            7.92              847
                                             2004          7.92            8.71            1,131
                                             2005          8.71            9.22            1,085
                                             2006          9.22            9.66            1,085

Loomis Sayles Small Cap Core Investment
  Division.................................  2002         22.98           17.80              759
                                             2003         17.80           24.00              811
                                             2004         24.00           27.58              827
                                             2005         27.58           29.13              863
                                             2006         29.13           33.58            1,062
                                             2007         33.58           37.11            1,141
                                             2008         37.11           23.49              946
                                             2009         23.49           30.22              815
                                             2010         30.22           38.07              707
                                             2011         38.07           37.82              661



                                    A-PPA-71

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Loomis Sayles Small Cap Growth Investment
  Division.................................  2002          8.80            6.27            1,420
                                             2003          6.27            8.98            2,000
                                             2004          8.98            9.88            1,935
                                             2005          9.88           10.22            1,816
                                             2006         10.22           11.10            1,738
                                             2007         11.10           11.46            1,448
                                             2008         11.46            6.66            1,171
                                             2009          6.66            8.55            1,075
                                             2010          8.55           11.12            1,029
                                             2011         11.12           11.31            1,321

Lord Abbett Bond Debenture Investment
  Division(d)..............................  2002         10.64           10.65            4,921
                                             2003         10.65           12.57            5,370
                                             2004         12.57           13.46            5,243
                                             2005         13.46           13.54            5,165
                                             2006         13.54           14.62            5,043
                                             2007         14.62           15.43            4,832
                                             2008         15.43           12.43            3,676
                                             2009         12.43           16.84            3,292
                                             2010         16.84           18.83            2,945
                                             2011         18.83           19.49            2,536

Met/Artisan Mid Cap Value Investment
  Division.................................  2002         26.80           24.13            5,043
                                             2003         24.13           31.61            5,303
                                             2004         31.61           34.32            5,348
                                             2005         34.32           37.28            5,416
                                             2006         37.28           41.41            4,400
                                             2007         41.41           38.10            3,630
                                             2008         38.10           20.32            2,860
                                             2009         20.32           28.41            2,472
                                             2010         28.41           32.28            2,154
                                             2011         32.28           34.04            1,908

Met/Franklin Income Investment
  Division -- Class B(e)...................  2008          9.99            7.99              115
                                             2009          7.99           10.09              244
                                             2010         10.09           11.14              301
                                             2011         11.14           11.24              367

Met/Franklin Low Duration Total Return
  Investment Division(h)...................  2011          9.98            9.77               30



                                    A-PPA-72

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Met/Franklin Mutual Shares Investment
  Division -- Class B(e)...................  2008          9.99            6.60               74
                                             2009          6.60            8.15              155
                                             2010          8.15            8.93              259
                                             2011          8.93            8.77              328

Met/Franklin Templeton Founding Strategy
  Investment Division -- Class B(e)........  2008          9.99            7.04              124
                                             2009          7.04            8.94              177
                                             2010          8.94            9.71              218
                                             2011          9.71            9.42              256

Met/Templeton Growth Investment
  Division -- Class B(e)...................  2008          9.99            6.57               13
                                             2009          6.57            8.61               69
                                             2010          8.61            9.16               81
                                             2011          9.16            8.42              100

MetLife Aggressive Strategy Investment
  Division.................................  2011         12.48           10.71            1,275

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division)(m)(r)....  2005          9.99           11.17              143
                                             2006         11.17           12.81              628
                                             2007         12.81           13.09            1,037
                                             2008         13.09            7.72            1,047
                                             2009          7.72           10.06            1,178
                                             2010         10.06           11.51            1,329
                                             2011         11.51           12.50                0

MetLife Conservative Allocation Investment
  Division(m)..............................  2005          9.99           10.32              188
                                             2006         10.32           10.93              774
                                             2007         10.93           11.42            1,576
                                             2008         11.42            9.69            1,715
                                             2009          9.69           11.55            1,625
                                             2010         11.55           12.59            2,027
                                             2011         12.59           12.87            2,105

MetLife Conservative to Moderate Allocation
  Investment Division(m)...................  2005          9.99           10.55              824
                                             2006         10.55           11.44            2,444
                                             2007         11.44           11.87            4,103
                                             2008         11.87            9.21            3,893
                                             2009          9.21           11.28            3,832
                                             2010         11.28           12.46            3,825
                                             2011         12.46           12.46            3,616



                                    A-PPA-73

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

MetLife Mid Cap Stock Index Investment
  Division(a)..............................  2002         10.36            8.71           10,595
                                             2003          8.71           11.61           11,375
                                             2004         11.61           13.30            9,542
                                             2005         13.30           14.75            9,545
                                             2006         14.75           16.04            9,101
                                             2007         16.04           17.08            8,404
                                             2008         17.08           10.76            7,317
                                             2009         10.76           14.56            6,375
                                             2010         14.56           18.17            5,755
                                             2011         18.17           17.60            5,067

MetLife Moderate Allocation Investment
  Division(m)..............................  2005          9.99           10.77            1,278
                                             2006         10.77           11.93            4,488
                                             2007         11.93           12.32            8,150
                                             2008         12.32            8.71            7,924
                                             2009          8.71           10.91            8,271
                                             2010         10.91           12.23            8,534
                                             2011         12.23           11.94            8,452

MetLife Moderate to Aggressive Allocation
  Investment Division(m)...................  2005          9.99           11.00              653
                                             2006         11.00           12.44            2,721
                                             2007         12.44           12.79            4,670
                                             2008         12.79            8.22            4,739
                                             2009          8.22           10.51            5,319
                                             2010         10.51           11.92            5,394
                                             2011         11.92           11.36            5,351

MetLife Stock Index Investment Division....  2002         34.36           26.36           73,948
                                             2003         26.36           33.38           69,957
                                             2004         33.38           36.44           67,005
                                             2005         36.44           37.66           61,189
                                             2006         37.66           42.95           53,415
                                             2007         42.95           44.63           46,793
                                             2008         44.63           27.73           41,165
                                             2009         27.73           34.57           36,386
                                             2010         34.57           39.21           32,752
                                             2011         39.21           39.44           29,372


                                    A-PPA-74

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

MFS(R) Research International Investment
  Division.................................  2002          8.73            7.62              830
                                             2003          7.62            9.96              972
                                             2004          9.96           11.77            1,281
                                             2005         11.77           13.58            1,544
                                             2006         13.58           17.02            3,004
                                             2007         17.02           19.10            3,266
                                             2008         19.10           10.89            3,093
                                             2009         10.89           14.19            2,576
                                             2010         14.19           15.65            2,138
                                             2011         15.65           13.85            1,897

MFS(R) Total Return Investment
  Division -- Class E(k)...................  2004         10.04           10.93              541
                                             2005         10.93           11.12            1,421
                                             2006         11.12           12.30            1,656
                                             2007         12.30           12.66            1,844
                                             2008         12.66            9.72            1,503
                                             2009          9.72           11.37            1,276
                                             2010         11.37           12.34            1,121
                                             2011         12.34           12.47              984

MFS(R) Value Investment Division...........  2002         11.59            9.83           19,478
                                             2003          9.83           12.18           18,730
                                             2004         12.18           13.40           18,015
                                             2005         13.40           13.05           16,233
                                             2006         13.05           15.23           13,096
                                             2007         15.23           14.47           11,260
                                             2008         14.47            9.51            9,015
                                             2009          9.51           11.35            7,889
                                             2010         11.35           12.49            7,055
                                             2011         12.49           12.44            6,320

Morgan Stanley EAFE(R) Index Investment
  Division.................................  2002          8.69            7.15           12,551
                                             2003          7.15            9.72           12,721
                                             2004          9.72           11.49           10,709
                                             2005         11.49           12.85           10,291
                                             2006         12.85           15.96           10,009
                                             2007         15.96           17.47            9,691
                                             2008         17.47            9.99            9,244
                                             2009          9.99           12.70            8,280
                                             2010         12.70           13.57            7,632
                                             2011         13.57           11.73            7,318

Morgan Stanley Mid Cap Growth Investment
  Division(a)..............................  2010         13.70           15.94           15,840
                                             2011         15.94           14.70           14,266



                                    A-PPA-75

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment Division)(i)....  2001         25.71           15.91           52,016
                                             2002         15.91           11.16           42,960
                                             2003         11.16           14.83           38,319
                                             2004         14.83           17.16           34,048
                                             2005         17.16           18.13           29,784
                                             2006         18.13           20.03           25,415
                                             2007         20.03           21.43           21,648
                                             2008         21.43            9.46           19,350
                                             2009          9.46           12.50           17,589
                                             2010         12.50           13.55                0

Neuberger Berman Genesis Investment
  Division.................................  2002         14.03           10.90           18,439
                                             2003         10.90           16.16           18,573
                                             2004         16.16           18.41           18,477
                                             2005         18.41           18.94           16,020
                                             2006         18.94           21.84           13,598
                                             2007         21.84           20.82           11,482
                                             2008         20.82           12.67            9,126
                                             2009         12.67           14.16            8,002
                                             2010         14.16           17.00            7,015
                                             2011         17.00           17.77            6,170

Neuberger Berman Mid Cap Value Investment
  Division.................................  2002         15.19           13.56            9,177
                                             2003         13.56           18.28            9,002
                                             2004         18.28           22.20           10,311
                                             2005         22.20           24.61           11,157
                                             2006         24.61           27.09            9,645
                                             2007         27.09           27.68            8,313
                                             2008         27.68           14.39            6,842
                                             2009         14.39           21.06            5,950
                                             2010         21.06           26.27            5,458
                                             2011         26.27           24.28            4,789

Oppenheimer Capital Appreciation Investment
  Division -- Class E(m)...................  2005         10.02           10.90               65
                                             2006         10.90           11.60              164
                                             2007         11.60           13.11              378
                                             2008         13.11            7.00              345
                                             2009          7.00            9.95              398
                                             2010          9.95           10.76              327
                                             2011         10.76           10.51              283



                                    A-PPA-76

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Oppenheimer Global Equity Investment
  Division.................................  2002         12.37           10.26           10,865
                                             2003         10.26           13.22           10,015
                                             2004         13.22           15.20            9,062
                                             2005         15.20           17.44            8,299
                                             2006         17.44           20.09            7,630
                                             2007         20.09           21.13            6,775
                                             2008         21.13           12.44            5,806
                                             2009         12.44           17.25            5,236
                                             2010         17.25           19.80            4,674
                                             2011         19.80           17.95            4,229

PIMCO Inflation Protected Bond Investment
  Division -- Class E(n)...................  2006         11.07           11.19              275
                                             2007         11.19           12.26              512
                                             2008         12.26           11.29            2,964
                                             2009         11.29           13.18            3,038
                                             2010         13.18           14.05            3,051
                                             2011         14.05           15.43            3,167

PIMCO Total Return Investment Division.....  2002         10.54           11.41            8,937
                                             2003         11.41           11.78            9,775
                                             2004         11.78           12.24            9,739
                                             2005         12.24           12.39           10,726
                                             2006         12.39           12.83            9,738
                                             2007         12.83           13.66            9,031
                                             2008         13.66           13.58            8,058
                                             2009         13.58           15.88            8,087
                                             2010         15.88           17.00            7,932
                                             2011         17.00           17.37            6,931

RCM Technology Investment Division.........  2002          7.44            3.63            2,782
                                             2003          3.63            5.66            6,376
                                             2004          5.66            5.35            5,501
                                             2005          5.35            5.88            4,228
                                             2006          5.88            6.13            3,454
                                             2007          6.13            7.97            4,717
                                             2008          7.97            4.39            3,642
                                             2009          4.39            6.90            4,293
                                             2010          6.90            8.74            3,933
                                             2011          8.74            7.79            3,103



                                    A-PPA-77

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

Russell 2000(R) Index Investment Division..  2002         12.08            9.48           10,366
                                             2003          9.48           13.68           10,958
                                             2004         13.68           15.92            9,451
                                             2005         15.92           16.43            8,754
                                             2006         16.43           19.14            8,072
                                             2007         19.14           18.62            6,978
                                             2008         18.62           12.23            6,134
                                             2009         12.23           15.22            5,450
                                             2010         15.22           19.08            4,975
                                             2011         19.08           18.07            4,386

SSgA Growth and Income ETF Investment
  Division -- Class E(n)...................  2006         10.52           11.19               88
                                             2007         11.19           11.66              140
                                             2008         11.66            8.64              263
                                             2009          8.64           10.67              407
                                             2010         10.67           11.83              570
                                             2011         11.83           11.83              695

SSgA Growth ETF Investment
  Division -- Class E(n)...................  2006         10.73           11.45               91
                                             2007         11.45           11.96              231
                                             2008         11.96            7.92              242
                                             2009          7.92           10.12              306
                                             2010         10.12           11.41              310
                                             2011         11.41           11.05              407

T. Rowe Price Large Cap Growth Investment
  Division.................................  2002         11.62            8.80           10,694
                                             2003          8.80           11.38           10,541
                                             2004         11.38           12.35            9,724
                                             2005         12.35           13.00            8,796
                                             2006         13.00           14.54            7,871
                                             2007         14.54           15.71            7,073
                                             2008         15.71            9.02            6,007
                                             2009          9.02           12.78            5,542
                                             2010         12.78           14.77            4,940
                                             2011         14.77           14.43            4,416



                                    A-PPA-78

                                                                                        NUMBER OF
                                                   BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                      ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                          YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                          ----  -----------------  ------------  -----------------

T. Rowe Price Mid Cap Growth Investment
  Division.................................  2002          8.42            4.66            2,342
                                             2003          4.66            6.31            3,462
                                             2004          6.31            7.36            4,025
                                             2005          7.36            8.35            4,625
                                             2006          8.35            8.79            4,609
                                             2007          8.79           10.23            5,476
                                             2008         10.23            6.10            4,599
                                             2009          6.10            8.79            4,236
                                             2010          8.79           11.12            3,846
                                             2011         11.12           10.83            3,468

T. Rowe Price Small Cap Growth Investment
  Division.................................  2002         12.25            8.87           16,726
                                             2003          8.87           12.34           15,888
                                             2004         12.34           13.54           14,106
                                             2005         13.54           14.84           12,499
                                             2006         14.84           15.23           10,952
                                             2007         15.23           16.53            9,232
                                             2008         16.53           10.41            8,125
                                             2009         10.41           14.29            7,354
                                             2010         14.29           19.05            6,885
                                             2011         19.05           19.15            6,167

Western Asset Management Strategic Bond
  Opportunities Investment Division........  2002         16.21           17.55            1,215
                                             2003         17.55           19.52            2,157
                                             2004         19.52           20.55            2,415
                                             2005         20.55           20.88            3,189
                                             2006         20.88           21.66            3,134
                                             2007         21.66           22.26            2,757
                                             2008         22.26           18.68            2,080
                                             2009         18.68           24.40            1,833
                                             2010         24.40           27.17            1,855
                                             2011         27.17           28.48            1,545

Western Asset Management U.S. Government
  Investment Division......................  2002         15.07           16.07            3,843
                                             2003         16.07           16.13            3,166
                                             2004         16.13           16.41            2,998
                                             2005         16.41           16.49            3,099
                                             2006         16.49           16.96            2,936
                                             2007         16.96           17.48            2,695
                                             2008         17.48           17.21            2,209
                                             2009         17.21           17.73            1,924
                                             2010         17.73           18.53            1,768
                                             2011         18.53           19.31            1,528







                                    A-PPA-79

---------
Notes:
a The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division. -
b     Inception Date: April 30, 2007. -
c The assets of State Street Research Income Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of State Street Research Income Investment Division. -
d The assets of Loomis Sayles High Yield Bond Investment Division were merged into this Investment Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Investment Division. -
e     Inception Date: April 28, 2008. -
f     Inception Date: May 1, 2002. -
g The assets of the Janus Growth Investment Division were merged into the Janus Aggressive Growth Investment Division on April 28, 2003. Accumulation Unit Values prior to April 28, 2003 are those of Janus Growth Investment Division. -

h     Inception Date: May 2, 2011. -

i The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division. -
j The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available. -
k     Inception Date: May 1, 2004. -
l The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division. -
m     Inception Date: May 1, 2005. -
n     Inception Date: May 1, 2006. -
o The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division. -
p The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division. -

q The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division. -


r The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division. -

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. -

Please see the Table of Expenses for more information.


                                    A-PPA-80

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------





American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)





                                    A-PPA-81

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................      10
WITHDRAWALS....................................................................      12
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                    A-PPA-83

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


    [ ] Metropolitan Life Separate Account E


    [ ] Metropolitan Series Fund


    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    A-PPA-85

    PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



AMERICAN FUNDS(R)                                  SSgA Growth ETF
  American Funds Bond                              T. Rowe Price Mid Cap Growth
  American Funds Global Small Capitalization     METROPOLITAN FUND
  American Funds Growth                            Baillie Gifford International Stock
  American Funds Growth-Income                     Barclays Capital Aggregate Bond Index
CALVERT FUND                                       BlackRock Aggressive Growth
  Calvert VP SRI Balanced                          BlackRock Bond Income
MET INVESTORS FUND                                 BlackRock Diversified
  American Funds(R) Balanced Allocation            BlackRock Large Cap Value
  American Funds(R) Growth Allocation              BlackRock Legacy Large Cap Growth
  American Funds(R) Moderate Allocation            Davis Venture Value
  BlackRock Large Cap Core                         FI Value Leaders
  Clarion Global Real Estate                       Jennison Growth
  Harris Oakmark International                     Loomis Sayles Small Cap Core
  Invesco Small Cap Growth                         Loomis Sayles Small Cap Growth
  Janus Forty                                      Met/Artisan Mid Cap Value
  Lazard Mid Cap                                   MetLife Conservative Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Conservative to Moderate Allocation
  Lord Abbett Bond Debenture                       MetLife Mid Cap Stock Index
  Lord Abbett Mid Cap Value                        MetLife Moderate Allocation
  Met/Franklin Income                              MetLife Moderate to Aggressive Allocation
  Met/Franklin Low Duration Total Return           MetLife Stock Index
  Met/Franklin Mutual Shares                       MFS(R) Total Return
  Met/Franklin Templeton Founding Strategy         MFS(R) Value
  Met/Templeton Growth                             MSCI EAFE(R) Index
  MetLife Aggressive Strategy                      Neuberger Berman Genesis
  MFS(R) Research International                    Oppenheimer Global Equity
  Morgan Stanley Mid Cap Growth                    Russell 2000(R) Index
  PIMCO Inflation Protected Bond                   T. Rowe Price Large Cap Growth
  PIMCO Total Return                               T. Rowe Price Small Cap Growth
  RCM Technology                                   Western Asset Management Strategic Bond
  SSgA Growth and Income ETF                          Opportunities
                                                   Western Asset Management U.S. Government




Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Keogh


INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Keogh


A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-87 of this Prospectus. To view or download the SAI, go to our website www.metLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company

P.O Box 10342

Des Moines, IA 50306-0342

Phone: 800-638-7732



The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2012

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  B-PPA-3
TABLE OF EXPENSES.......................................................  B-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  B-PPA-11
METLIFE.................................................................  B-PPA-12
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  B-PPA-12
VARIABLE ANNUITIES......................................................  B-PPA-12
A Deferred Annuity......................................................  B-PPA-13
An Income Annuity.......................................................  B-PPA-13
YOUR INVESTMENT CHOICES.................................................  B-PPA-13
Additional Information About the Portfolios.............................  B-PPA-19
Certain Payments We Receive with Regard to the Portfolios...............  B-PPA-20
Portfolio Selection.....................................................  B-PPA-20
DEFERRED ANNUITIES......................................................  B-PPA-21
The Deferred Annuity and Your Retirement Plan...........................  B-PPA-21
403(b) Plan Terminations................................................  B-PPA-21
Automated Investment Strategies.........................................  B-PPA-22
Purchase Payments.......................................................  B-PPA-23
  Purchase Payments -- Section 403(b) Plans.............................  B-PPA-23
  Allocation of Purchase Payments.......................................  B-PPA-23
  Limits on Purchase Payments...........................................  B-PPA-23
The Value of Your Investment............................................  B-PPA-24
Transfers...............................................................  B-PPA-24
Access To Your Money....................................................  B-PPA-27
  Account Reduction Loans...............................................  B-PPA-27
  Systematic Withdrawal Program.........................................  B-PPA-28
  Minimum Distribution..................................................  B-PPA-29
Annual Contract Fee ....................................................  B-PPA-29
  Account Reduction Loan Fees...........................................  B-PPA-29
Charges.................................................................  B-PPA-29
  Insurance-Related or Separate Account Charge..........................  B-PPA-30
  Investment-Related Charge.............................................  B-PPA-30
Premium and Other Taxes.................................................  B-PPA-30
Early Withdrawal Charges................................................  B-PPA-30
  When No Early Withdrawal Charge Applies...............................  B-PPA-31
  When A Different Early Withdrawal Charges May Apply...................  B-PPA-34
Free Look...............................................................  B-PPA-34
Death Benefit...........................................................  B-PPA-34
Pay-Out Options (or Income Options).....................................  B-PPA-35
INCOME ANNUITIES........................................................  B-PPA-36
Income Payment Types....................................................  B-PPA-37
Minimum Size of Your Income Payment.....................................  B-PPA-38
Allocation..............................................................  B-PPA-38
The Value of Your Income Payments.......................................  B-PPA-39
Reallocations...........................................................  B-PPA-40
Contract Fee............................................................  B-PPA-43
Charges.................................................................  B-PPA-43
  Insurance-Related Charge or Separate Account Charge...................  B-PPA-43
  Investment-Related Charge.............................................  B-PPA-43
Premium and Other Taxes.................................................  B-PPA-44
Free Look...............................................................  B-PPA-44
GENERAL INFORMATION.....................................................  B-PPA-44
Administration..........................................................  B-PPA-44
  Purchase Payments.....................................................  B-PPA-44
  Confirming Transactions...............................................  B-PPA-45
  Processing Transactions...............................................  B-PPA-45
  By Telephone or Internet..............................................  B-PPA-45
  After Your Death......................................................  B-PPA-46
  Misstatement..........................................................  B-PPA-46
  Third Party Requests..................................................  B-PPA-46
  Valuation -- Suspension of Payments...................................  B-PPA-47
Advertising Performance.................................................  B-PPA-47
Changes to Your Deferred Annuity or Income Annuity......................  B-PPA-48
Voting Rights...........................................................  B-PPA-49
Who Sells the Deferred Annuities and Income Annuities...................  B-PPA-49
Financial Statements....................................................  B-PPA-52
Your Spouse's Rights....................................................  B-PPA-52
When We Can Cancel Your Deferred Annuity or Income Annuity..............  B-PPA-52
INCOME TAXES............................................................  B-PPA-52
LEGAL PROCEEDINGS.......................................................  B-PPA-60
APPENDIX A: PREMIUM TAX TABLE...........................................  B-PPA-61
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  B-PPA-63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  B-PPA-65
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  B-PPA-83
APPENDIX D: TEXAS OPTIONAL RETIREMENT PROGRAM...........................  B-PPA-85
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  B-PPA-87




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     B-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.



ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.



CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your MetLife Designated Office before submitting the form or request.



INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                     B-PPA-3

SEPARATE ACCOUNT -- A separate account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.



VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.



YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "You" means the employer and, for Keogh Contracts, "You" means the plan trustee. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "You" means the participant or annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.



                                     B-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions-see Appendix A) and other taxes which may apply. There are no fees for the Fixed Income Option.


CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN
  OUTSTANDING)......................................................   $50(2)
INCOME ANNUITY CONTRACT FEE(2)......................................   $350
TRANSFER FEE........................................................   None





The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .50%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   1.25%





We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the


                                     B-PPA-5

Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS(R), CALVERT FUND, MET INVESTORS FUND AND
  METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.27%      1.14%



---------

1 An Early Withdrawal Charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%




      There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.


2 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.


      There is a one-time contract fee of $350 for Income Annuities. We are currently waiving this charge.




3 A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.


4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.





FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2011

(as a percentage of average daily net assets)




                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.36%        0.25%       0.02%            --            0.63%           --          0.63%
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
MET INVESTORS FUND
  American Funds(R) Balanced
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.37%           0.99%           --          0.99%
  American Funds(R) Growth
     Allocation
     Portfolio -- Class C........     0.07%        0.55%       0.01%          0.39%           1.02%           --          1.02%
  American Funds(R) Moderate
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.36%           0.98%           --          0.98%
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.05%            --            0.64%         0.01%         0.63%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.61%        0.15%       0.06%            --            0.82%           --          0.82%
  Harris Oakmark International
     Portfolio -- Class E........     0.77%        0.15%       0.08%            --            1.00%         0.02%         0.98%



                                     B-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.85%        0.15%       0.03%            --            1.03%         0.02%         1.01%
  Janus Forty Portfolio -- Class
     E...........................     0.63%        0.15%       0.03%            --            0.81%         0.01%         0.80%
  Lazard Mid Cap
     Portfolio -- Class E........     0.69%        0.15%       0.06%            --            0.90%           --          0.90%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.62%          --        0.03%            --            0.65%           --          0.65%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.50%          --        0.04%            --            0.54%           --          0.54%
  Lord Abbett Mid Cap Value
     Portfolio -- Class A........     0.67%          --        0.06%            --            0.73%         0.02%         0.71%
  Met/Franklin Income
     Portfolio -- Class B........     0.74%        0.25%       0.08%            --            1.07%         0.08%         0.99%
  Met/Franklin Low Duration Total
     Return Portfolio -- Class
     B...........................     0.50%        0.25%       0.09%            --            0.84%         0.03%         0.81%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.07%            --            1.12%         0.00%         1.12%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.01%          0.83%           1.14%         0.01%         1.13%
  Met/Templeton Growth
     Portfolio -- Class B........     0.68%        0.25%       0.14%            --            1.07%         0.02%         1.05%
  MetLife Aggressive Strategy
     Portfolio -- Class A........     0.09%          --        0.01%          0.75%           0.85%         0.00%         0.85%
  MFS(R) Research International
     Portfolio -- Class A........     0.68%          --        0.09%            --            0.77%         0.06%         0.71%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.47%        0.15%       0.04%            --            0.66%           --          0.66%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.03%            --            0.51%           --          0.51%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.07%            --            0.95%           --          0.95%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.31%        0.15%       0.01%          0.21%           0.68%           --          0.68%
  SSgA Growth ETF
     Portfolio -- Class E........     0.32%        0.15%       0.03%          0.24%           0.74%           --          0.74%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.03%            --            0.78%           --          0.78%
METROPOLITAN FUND
  Baillie Gifford International
     Stock Portfolio -- Class A..     0.83%          --        0.12%            --            0.95%         0.10%         0.85%
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.04%            --            0.77%           --          0.77%
  BlackRock Bond Income
     Portfolio -- Class A........     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.05%            --            0.51%           --          0.51%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.63%        0.15%       0.03%            --            0.81%         0.03%         0.78%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.71%        0.15%       0.02%            --            0.88%         0.01%         0.87%
  Davis Venture Value
     Portfolio -- Class A........     0.70%          --        0.03%            --            0.73%         0.05%         0.68%
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.07%            --            0.89%           --          0.89%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.81%          --        0.03%            --            0.84%           --          0.84%



                                     B-PPA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.09%          --        0.02%          0.53%           0.64%         0.01%         0.63%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.07%          --        0.01%          0.58%           0.66%         0.00%         0.66%
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.05%          0.01%           0.31%         0.00%         0.31%
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.06%          --          --           0.64%           0.70%         0.00%         0.70%
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.06%          --        0.01%          0.69%           0.76%         0.00%         0.76%
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return
     Portfolio -- Class E........     0.54%        0.15%       0.05%            --            0.74%           --          0.74%
  MFS(R) Value Portfolio -- Class
     A...........................     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.82%          --        0.04%            --            0.86%         0.01%         0.85%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.52%          --        0.10%            --            0.62%           --          0.62%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.06%          0.01%           0.32%         0.00%         0.32%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.04%            --            0.64%         0.01%         0.63%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.49%          --        0.06%            --            0.55%           --          0.55%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%         0.04%         0.63%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%




The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.





Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio prospectus for more information.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.



                                     B-PPA-8

ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $885      $1,222     $1,566     $2,691
Minimum..................................................     $804      $  967     $1,122     $1,712



EXAMPLE 2.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $239       $736      $1,259     $2,691
Minimum..................................................     $152       $468      $  801     $1,712



EXAMPLE 3.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;



     -    You bear the Income Annuity Contract Fee:


     -    the underlying Portfolio earns a 5% annual return; and


                                     B-PPA-9

     - You purchase an Income Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $581      $1,060     $1,565     $2,947
Minimum..................................................     $497      $  802     $1,123     $2,002





                                    B-PPA-10

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    B-PPA-11

                                     METLIFE

--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


                                    B-PPA-12

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All tax sheltered annuities ("TSAs"), public employee deferred compensation ("PEDC") arrangements, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.



Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."



Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.



You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


AN INCOME ANNUITY


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.


                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------


The Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation


                                    B-PPA-13

Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.



Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.




The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


                                                                                  INVESTMENT
            PORTFOLIO                         INVESTMENT                           MANAGER /
             OPTION                            OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
CALVERT FUND
Calvert VP SRI Balanced            Seeks to achieve a competitive      Calvert Investment Management,
  Portfolio                        total return through an actively    Inc. Sub-Investment Manager: New
                                   managed portfolio of stocks,        Amsterdam Partners LLC
                                   bonds and money market
                                   instruments which offer income
                                   and capital growth opportunity
                                   and which satisfy the investment
                                   criteria, including financial,
                                   sustainability and social
                                   responsibility factors.
MET INVESTORS FUND
American Funds(R) Balanced         Seeks a balance between a high      MetLife Advisers, LLC
  Allocation Portfolio             level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
American Funds(R) Growth           Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio



                                    B-PPA-14

                                                                                  INVESTMENT
            PORTFOLIO                         INVESTMENT                           MANAGER /
             OPTION                            OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
American Funds(R) Moderate         Seeks a high total return in the    MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: CBRE
                                   securities, emphasizing both        Clarion Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.
Lord Abbett Mid Cap Value          Seeks capital appreciation          MetLife Advisers, LLC
  Portfolio                        through investments, primarily      Sub-Investment Manager: Lord,
                                   in equity securities, which are     Abbett & Co. LLC
                                   believed to be undervalued in
                                   the marketplace.
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC
                                   maintaining prospects for           Sub-Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Low Duration Total    Seeks a high level of current       MetLife Advisers, LLC
  Return Portfolio                 income, while seeking               Sub-Investment Manager: Franklin
                                   preservation of shareholders'       Advisers, Inc.
                                   capital.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-    Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Primarily seeks capital             MetLife Advisers, LLC
  Strategy Portfolio               appreciation and secondarily
                                   seeks income.
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Templeton Global Advisors
                                                                       Limited
MetLife Aggressive Strategy        Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio



                                    B-PPA-15

                                                                                  INVESTMENT
            PORTFOLIO                         INVESTMENT                           MANAGER /
             OPTION                            OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio                        consistent with preservation of     Sub-Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC
  Portfolio                        income.                             Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Baillie Gifford International      Seeks long-term growth of           MetLife Advisers, LLC
  Stock Portfolio                  capital.                            Sub-Investment Manager: Baillie
                                                                       Gifford Overseas Limited
Barclays Capital Aggregate Bond    Seeks to track the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays U.S. Aggregate      Sub-Investment Manager: MetLife
                                   Bond Index.                         Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC



                                    B-PPA-16

                                                                                  INVESTMENT
            PORTFOLIO                         INVESTMENT                           MANAGER /
             OPTION                            OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to track the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to track the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
MSCI EAFE(R) Index Portfolio       Seeks to track the performance      MetLife Advisers, LLC
                                   of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC



                                    B-PPA-17

                                                                                  INVESTMENT
            PORTFOLIO                         INVESTMENT                           MANAGER /
             OPTION                            OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to track the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.




METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC.



MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS



The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.



The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation


                                    B-PPA-18
portfolio. A contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.



MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.



EXCHANGE-TRADED FUNDS PORTFOLIOS



The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:



     - Your employer, association or other group contract holder limits the available Investment Divisions.



     -    We have restricted the available Investment Divisions.



     -    Some of the Investment Divisions are not approved in your state.



The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Funds and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various

                                    B-PPA-19
insurance companies that invest in the Portfolios of the Calvert Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION



We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



                                    B-PPA-20

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------


This Prospectus describes the following Deferred Annuities under which You can accumulate money:


     -    TSA (Tax Sheltered Annuity)

     -    PEDC

     -    Keogh (Keogh plans under Section 401)

     -    403(a) (Qualified Annuity plans under Section 403(a))


These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity).



Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


Deferred Annuities may be either:


     - Allocated (your Account Balance records are kept for You as an individual); or


     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to You.





403(B) PLAN TERMINATIONS



Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.



If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies'' section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.



If you receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer


                                    B-PPA-21
or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option where that Contract is an investment vehicle for a TSA ERISA plan.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated Contracts. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.



THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.



THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



THE INDEX SELECTOR((R)): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.



In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.



The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



THE ALLOCATOR(SM): Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers


                                    B-PPA-22
will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.



The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.



We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS


There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.



You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS


The Internal Revenue Service ("IRS") announced new regulations affecting Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.



In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.



If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract,we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.



If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;


                                    B-PPA-23

     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;



     - Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under PEDC Deferred Annuity);



     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


     -    Leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities);

     -    Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.



This is how we calculate the Accumulation Unit Value for each Investment
Division:


     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS


Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS


You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:


     -    The percentage or dollar amount of the transfer;


                                    B-PPA-24

     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;



     - The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and



     - Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.



WE MAY REQUIRE YOU TO:


     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity

                                    B-PPA-25
that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.




As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing procedures in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or


                                    B-PPA-26
retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.



Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.



Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


If You are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then You must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.


ACCOUNT REDUCTION LOANS


We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Investment Divisions and the Fixed Interest Account in which You then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.



                                    B-PPA-27

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES


If we agree and if approved in your state for TSA Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.



If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.



CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.



CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.



SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.



Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.



Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a


                                    B-PPA-28

Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



ANNUAL CONTRACT FEE



There is no Separate Account Annual Contract Fee.



     - For all Contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if You do not make purchase payments during the year.



     - For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) You pay a $20 charge applied against any amounts in the Fixed Interest Account.



     - For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no Annual Contract Fee.



     -    There is no Annual Contract Fee for certain TSA Deferred Annuities.


ACCOUNT REDUCTION LOAN FEES


We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES


There are two types of charges You pay while You have money in an Investment
Division:


     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.



The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.



                                    B-PPA-29

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.




EARLY WITHDRAWAL CHARGES



An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. A withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not


                                    B-PPA-30
include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.



For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.



For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.



The Early Withdrawal Charge on purchase payments withdrawn is as follows:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%



If You are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the Early Withdrawal Charge in the above table for the first seven Contract Years.



The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.



WHEN NO EARLY WITHDRAWAL CHARGE APPLIES



In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.



You do not pay an Early Withdrawal Charge:



     - On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.



     -    On withdrawals of purchase payments You made over seven years ago.



     - If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).



     - If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.



     - If You withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will You have to pay Early Withdrawal Charges. If You have a Keogh Deferred Annuity, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.



                                    B-PPA-31

     - If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Code.



     - Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if You retire or leave your job according to the requirements of the Texas Optional Retirement Program, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


CONTRACT YEAR    PERCENTAGE
-------------    ----------
      1*             20%
      2              25%
      3            33 1/3%
      4              50%
      5           remainder


---------
*     Less that Contract Year's withdrawals.


          Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.



     - If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.



     -    If You retire:



          - For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and You retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).



          - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.



          - For certain TSA Deferred Annuities without a plan, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.



          - For the allocated Keogh Deferred Annuity, if You have continuously participated for at least 7 years.



          - For certain TSA Deferred Annuities, if You retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).



          - For certain TSA Deferred Annuities, if there is a plan and You retire according to the requirements of the plan.



          -    For the PEDC Deferred Annuity, if You retire.



     -    If You leave your job:



          - For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.



                                    B-PPA-32

          - For the TSA and 403(a) Deferred Annuities, only if You have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.



          - For the allocated Keogh Deferred Annuity, only if You have continuously participated for at least 7 years.



          - For certain TSA Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity.



          - For certain TSA Deferred Annuities, if You left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).



          - For PEDC, if You leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement You participate.


     - For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.


     - For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if You suffer from an unforeseen hardship.



     - For Keogh Deferred Annuities, if You make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after You are eligible to receive a plan distribution.



     - For participants in the Teacher Retirement System of Texas who purchase Contracts on or after June 1, 2002, if You have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.



     - If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.



     - If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.



     - If permitted in your state, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.



                                    B-PPA-33

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


     -    Amounts transferred before January 1, 1996:


          We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:


          - For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%





          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.



     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.


DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated


                                    B-PPA-34

Keogh Deferred Annuity.) If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


     - The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).


In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.



Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.



Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


TOTAL CONTROL ACCOUNT


The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



PAY-OUT OPTIONS (OR INCOME OPTIONS)



You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable


                                    B-PPA-35

Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized You are ineligible to receive the Death Benefit You have selected.



When considering a pay-out option, You should think about whether You want:


     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments.



By the date specified in your Contract, if You do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue You a life annuity with a 10 year guarantee. (This requirement may be changed by us.) In that case, if You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option. However, if we do ask You what You want us to do and You do not respond, we may treat your silence as a request by You to continue your Deferred Annuity.


Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------


Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:


     -    TSA

     -    PEDC


                                    B-PPA-36

     -    Keogh

     -    403(a)


If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.



If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:


     -    The amount of income You need;



     -    The amount You expect to receive from other sources;


     -    The growth potential of other investments; and


     -    How long You would like your income to last.



Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.


                                    B-PPA-37

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.



                                    B-PPA-38

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THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS


Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.


The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS


Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


                                    B-PPA-39

VALUATION


This is how we calculate the Annuity Unit Value for each Investment Division:


     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).



Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.


For us to process a reallocation, You must tell us:


     -    The percentage of the income payment to be reallocated;


     - The Investment Divisions from which You want the income payment to be reallocated; and



     - The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.



When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     - First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;


     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.



                                    B-PPA-40

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


Here are examples of the effect of a reallocation on the income payment:


     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)



     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis , Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our

                                    B-PPA-41
attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures


                                    B-PPA-42
because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE


At one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:


     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.


The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.



                                    B-PPA-43

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.



Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.



If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.



You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.


                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



                                    B-PPA-44

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:


     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS


We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:


     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.


                                    B-PPA-45

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Your transaction must be in Good Order and completed prior to the close of the
Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:


     - any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or



     - any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.



                                    B-PPA-46

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VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.


We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate


                                    B-PPA-47
what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.


We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


     - To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.



     - To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.



                                    B-PPA-48

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.



You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.



                                    B-PPA-49

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


                                    B-PPA-50

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity and Income Annuity: the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Global Small Capitalization Portfolio, the American Funds(R) Growth-Income Portfolio, the American Fund(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.



From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their


                                    B-PPA-51
programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS


If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.



We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we of reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


                                  INCOME TAXES

--------------------------------------------------------------------------------


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.


                                    B-PPA-52

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a Contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.


PUERTO RICO TAX CONSIDERATIONS


The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 2011 (the "2011 Code") . Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All TSAs (ERISA and non-ERISA), 457(b), 403(a), individual retirement plans ("IRAs") (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as availability of a guaranteed income for life.



Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS


When money is withdrawn from your Contract (whether by You or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., IRA or TSA); and


                                    B-PPA-53
payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.



We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.


WITHDRAWALS BEFORE AGE 59 1/2


Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account charges for further information regarding withdrawals.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                     -----------------------------------
                                                               TYPE OF CONTRACT
----------------------------------------------------------------------------------------
                                                        TSA
                                                      AND TSA  457(B)-
                                                       ERISA     (2)     KEOGH    403(A)
----------------------------------------------------------------------------------------
In a series of substantially equal payments made
annually (or more frequently) for life or life           x(1)     x(1)     x(1)     x(1)
expectancy (SEPP)
----------------------------------------------------------------------------------------

After You die                                            x        x        x        x
----------------------------------------------------------------------------------------

After You become totally disabled (as defined in the
Code)                                                    x        x        x        x
----------------------------------------------------------------------------------------

To pay deductible medical expenses                       x        x        x        x
----------------------------------------------------------------------------------------

After separation from service if You are over 55 at
time of separation(1)                                    x        x        x        x
----------------------------------------------------------------------------------------
After December 31, 1999 for IRS levies                   x        x        x        x
----------------------------------------------------------------------------------------
Pursuant to qualified domestic relations orders          x        x        x        x
----------------------------------------------------------------------------------------




1     You must be separated from service at the time payments begin.
2 Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS


If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.



If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



                                    B-PPA-54

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.


Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.


PURCHASE PAYMENTS


Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.


There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS


Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).



If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.



Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).



Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.


Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.



                                    B-PPA-55

Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:


     -    Withdrawals made to satisfy minimum distribution requirements; or

     -    Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.


For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.


MINIMUM DISTRIBUTION REQUIREMENTS


Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of (1) the calendar year following the calendar year in which You reach age 70 1/2 or (2) the calendar year following the calendar year You retire, provided You do not own 5% or more of your employer.



For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.



In general the amount of RMD (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements. Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a), 403(b) and 457(b) with distributions from another qualified plan of the same or a different employer.



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.



The regulations also require that the value of benefits under a Deferred Annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisers as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.



If You intend to receive your RMDs which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.



                                    B-PPA-56

DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if You die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.



If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Under Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.



If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.



If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If an IRA Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


TAX SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax Sheltered Annuities fall under sec.403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code and certain religious organizations.

In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).


On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, Contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.



                                    B-PPA-57

WITHDRAWALS AND INCOME PAYMENTS


If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:


     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     -    Is directly transferred to another permissible investment under
          Section 403(b) arrangements;

     - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;


     - Occurs after You die, have a severance from employment or become disabled (as defined by the Code);


     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

     - Is a distribution attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

     -    Relates to rollover or after-tax contributions; or

     - Is for the purchase of permissive service credit under a government defined benefit plan.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.


DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     - The employer maintaining the plan has demonstrated to our satisfaction that designated Roth Accounts are permitted under the Plan.

     - In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     - All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     - In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.


     - Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.



     - No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



     - If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals,


                                    B-PPA-58
          rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     - We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.


You and your employer should consult your own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.


     - The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.

COLLATERALIZED 403(B) LOANS


If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.


The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.


Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement and the Contract. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.


457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.


457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.



Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.


WITHDRAWALS


Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).



                                    B-PPA-59

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.


Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.


KEOGH ANNUITIES

GENERAL


A Keogh Plan is generally a qualified retirement Plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. Please consult your tax adviser about your particular situation.


See the "General" headings under Income Taxes for a brief description of the tax rules that apply to Keogh annuities.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    B-PPA-60

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                                              KEOGH AND           PEDC
                                                           TSA DEFERRED    403(A) DEFERRED    DEFERRED AND
                                                            AND INCOME        AND INCOME         INCOME
                                                             ANNUITIES        ANNUITIES         ANNUITIES
                                                           ------------    ---------------    ------------
California.............................................        0.5%              0.5%             2.35%
Florida(1).............................................        1.0%              1.0%              1.0%
Maine..................................................        0.0%              0.0%              2.0%
Nevada.................................................        0.0%              0.0%              3.5%
Puerto Rico(2).........................................        1.0%              1.0%              1.0%
South Dakota(3)........................................        0.0%              0.0%             1.25%
West Virginia..........................................        1.0%              1.0%              1.0%
Wyoming................................................        0.0%              0.0%              1.0%



---------



1 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.


2 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.


3 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.



                                    B-PPA-61

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                  APPENDIX A-1

--------------------------------------------------------------------------------




                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS



The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.



PORTFOLIO MERGERS



               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             METROPOLITAN FUND
  Oppenheimer Capital Appreciation Portfolio     Jennison Growth Portfolio
METROPOLITAN FUND                              MET INVESTORS FUND
  Lord Abbett Mid Cap Value Portfolio            Lord Abbett Mid Cap Value Portfolio




PORTFOLIO NAME CHANGES



                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              METROPOLITAN FUND
  Artio International Stock Portfolio          Baillie Gifford International Stock Portfolio
  Neuberger Berman Mid Cap Value Portfolio     Lord Abbett Mid Cap Value Portfolio
  Morgan Stanley EAFE(R) Index Portfolio       MSCI EAFE(R) Index Portfolio





                                    B-PPA-63

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).




                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------
American Funds(R) Balanced Allocation
  Investment Division -- Class C(e).....  2008         10.00            7.01              639
                                          2009          7.01            8.96            1,145
                                          2010          8.96            9.93            1,406
                                          2011          9.93            9.60            1,340

American Funds Bond Investment
  Division -- Class 2(n)................  2006         15.03           15.80              836
                                          2007         15.80           16.12            2,210
                                          2008         16.12           14.43            1,475
                                          2009         14.43           16.05            1,346
                                          2010         16.05           16.88            1,181
                                          2011         16.88           17.69              998

American Funds Global Small
  Capitalization Investment
  Division -- Class 2...................  2002         13.62           10.89            1,291
                                          2003         10.89           16.52            2,335
                                          2004         16.52           19.72            3,455
                                          2005         19.72           24.41            4,904
                                          2006         24.41           29.92            5,888
                                          2007         29.92           35.88            6,596
                                          2008         35.88           16.47            5,184
                                          2009         16.47           26.24            4,852
                                          2010         26.24           31.72            4,325
                                          2011         31.72           25.33            3,639

American Funds(R) Growth Allocation
  Investment Division -- Class C(e).....  2008          9.99            6.36              428
                                          2009          6.36            8.42              871
                                          2010          8.42            9.44            1,048
                                          2011          9.44            8.89            1,060



                                    B-PPA-65

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

American Funds Growth Investment
  Division -- Class 2...................  2002        118.11           88.12              925
                                          2003         88.12          119.07            1,483
                                          2004        119.07          132.29            1,843
                                          2005        132.29          151.82            2,086
                                          2006        151.82          165.27            2,172
                                          2007        165.27          183.38            2,075
                                          2008        183.38          101.48            1,819
                                          2009        101.48          139.73            1,629
                                          2010        139.73          163.80            1,450
                                          2011        163.80          154.87            1,276

American Funds Growth-Income Investment
  Division -- Class 2...................  2002         87.85           70.84            1,163
                                          2003         70.84           92.66            1,753
                                          2004         92.66          101.01            2,228
                                          2005        101.01          105.58            2,335
                                          2006        105.58          120.14            2,349
                                          2007        120.14          124.63            2,240
                                          2008        124.63           76.50            1,886
                                          2009         76.50           99.17            1,651
                                          2010         99.17          109.15            1,481
                                          2011        109.15          105.83            1,303

American Funds(R) Moderate Allocation
  Investment Division -- Class C(e).....  2008         10.01            7.69              672
                                          2009          7.69            9.37            1,228
                                          2010          9.37           10.17            1,382
                                          2011         10.17           10.07            1,312

Artio International Stock Investment
  Division..............................  2002         12.87           10.48           13,034
                                          2003         10.48           13.26           11,724
                                          2004         13.26           15.48           10,579
                                          2005         15.48           18.04            9,759
                                          2006         18.04           20.76            9,148
                                          2007         20.76           22.62            8,331
                                          2008         22.62           12.48            7,317
                                          2009         12.48           15.06            6,530
                                          2010         15.06           15.95            5,890
                                          2011         15.95           12.62            5,448



                                    B-PPA-66

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Barclays Capital Aggregate Bond Index
  Investment Division...................  2002         11.51           12.53           20,055
                                          2003         12.53           12.82           20,050
                                          2004         12.82           13.18           22,529
                                          2005         13.18           13.29           21,998
                                          2006         13.29           13.67           20,187
                                          2007         13.67           14.42           18,228
                                          2008         14.42           15.10           12,890
                                          2009         15.10           15.69           12,201
                                          2010         15.69           16.43           11,134
                                          2011         16.43           17.45            9,659

BlackRock Aggressive Growth Investment
  Division..............................  2002         25.42           17.89           27,173
                                          2003         17.89           24.88           25,242
                                          2004         24.88           27.76           22,464
                                          2005         27.76           30.35           19,773
                                          2006         30.35           31.99           17,109
                                          2007         31.99           38.10           14,889
                                          2008         38.10           20.42           13,191
                                          2009         20.42           30.14           11,924
                                          2010         30.14           34.33           10,712
                                          2011         34.33           32.89            9,662

BlackRock Bond Income Investment
  Division(c)...........................  2002         21.92           23.45           17,572
                                          2003         23.45           24.52           15,375
                                          2004         24.52           25.29           13,470
                                          2005         25.29           25.58           12,155
                                          2006         25.58           26.38           10,383
                                          2007         26.38           27.69            8,979
                                          2008         27.69           26.41            7,220
                                          2009         26.41           28.56            6,226
                                          2010         28.56           30.56            5,563
                                          2011         30.56           32.17            4,813

BlackRock Diversified Investment
  Division..............................  2002         26.80           22.80           53,835
                                          2003         22.80           27.15           48,137
                                          2004         27.15           29.10           42,486
                                          2005         29.10           29.62           36,986
                                          2006         29.62           32.33           31,232
                                          2007         32.33           33.82           26,632
                                          2008         33.82           25.12           21,582
                                          2009         25.12           29.10           18,577
                                          2010         29.10           31.52           16,421
                                          2011         31.52           32.31           14,468



                                    B-PPA-67

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

BlackRock Large Cap Core Investment
  Division*(o)..........................  2007         37.61           38.04           23,220
                                          2008         38.04           23.62           19,811
                                          2009         23.62           27.86           17,618
                                          2010         27.86           31.02           15,757
                                          2011         31.02           30.80           14,126

BlackRock Large Cap Investment
  Division..............................  2001         37.19           30.48           57,299
                                          2002         30.48           22.24           47,428
                                          2003         22.24           28.61           42,944
                                          2004         28.61           31.32           37,879
                                          2005         31.32           32.05           32,659
                                          2006         32.05           36.12           27,458
                                          2007         36.12           37.93                0

BlackRock Large Cap Value Investment
  Division -- Class E(f)................  2002         10.00            7.93              283
                                          2003          7.93           10.60              856
                                          2004         10.60           11.87            1,486
                                          2005         11.87           12.39            1,365
                                          2006         12.39           14.59            3,032
                                          2007         14.59           14.88            2,963
                                          2008         14.88            9.54            2,500
                                          2009          9.54           10.48            2,137
                                          2010         10.48           11.28            1,827
                                          2011         11.28           11.38            1,647

BlackRock Legacy Large Cap Growth
  Investment Division -- Class E(k).....  2004         10.07           11.06              130
                                          2005         11.06           11.67              248
                                          2006         11.67           11.99              399
                                          2007         11.99           14.03              686
                                          2008         14.03            8.78              923
                                          2009          8.78           11.85              826
                                          2010         11.85           14.01              733
                                          2011         14.01           12.58              739

BlackRock Legacy Large Cap Growth
  Investment Division -- Class E
  (formerly FI Large Cap Investment
  Division -- Class E)(n)(p)............  2006         17.52           17.75               45
                                          2007         17.75           18.19               73
                                          2008         18.19            9.90               89
                                          2009          9.90           10.32                0



                                    B-PPA-68

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Calvert VP SRI Balanced Investment
  Division..............................  2002         24.80           21.51            1,498
                                          2003         21.51           25.35            1,515
                                          2004         25.35           27.10            1,526
                                          2005         27.10           28.28            1,501
                                          2006         28.28           30.38            1,416
                                          2007         30.38           30.84            1,345
                                          2008         30.84           20.91            1,236
                                          2009         20.91           25.88            1,152
                                          2010         25.88           28.66            1,070
                                          2011         28.66           29.60            1,001

Clarion Global Real Estate Investment
  Division -- Class E(k)................  2004          9.99           12.86            1,461
                                          2005         12.86           14.41            3,143
                                          2006         14.41           19.58            5,319
                                          2007         19.58           16.47            3,834
                                          2008         16.47            9.48            3,084
                                          2009          9.48           12.64            2,586
                                          2010         12.64           14.50            2,308
                                          2011         14.50           13.55            2,071

Davis Venture Value Investment
  Division..............................  2002         27.01           22.31            2,269
                                          2003         22.31           28.84            2,514
                                          2004         28.84           32.01            3,050
                                          2005         32.01           34.87            3,698
                                          2006         34.87           39.46            3,990
                                          2007         39.46           40.76            3,839
                                          2008         40.76           24.41            3,308
                                          2009         24.41           31.83            2,967
                                          2010         31.83           35.21            2,670
                                          2011         35.21           33.37            2,317

FI Value Leaders Investment
  Division -- Class E(f)................  2002         23.06           19.03               40
                                          2003         19.03           23.83              175
                                          2004         23.83           26.72              294
                                          2005         26.72           29.18              561
                                          2006         29.18           32.21              728
                                          2007         32.21           33.09              576
                                          2008         33.09           19.93              444
                                          2009         19.93           23.94              367
                                          2010         23.94           27.06              320
                                          2011         27.06           25.04              290



                                    B-PPA-69

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Harris Oakmark International Investment
  Division -- Class E(f)................  2002         10.60            8.85               42
                                          2003          8.85           11.82              594
                                          2004         11.82           14.09            1,793
                                          2005         14.09           15.90            3,247
                                          2006         15.90           20.26            4,690
                                          2007         20.26           19.81            4,338
                                          2008         19.81           11.57            2,947
                                          2009         11.57           17.75            3,145
                                          2010         17.75           20.43            2,911
                                          2011         20.43           17.33            2,605

Invesco Small Cap Growth Investment
  Division -- Class E(f)................  2002         11.24            8.51              129
                                          2003          8.51           11.68              317
                                          2004         11.68           12.30              323
                                          2005         12.30           13.17              359
                                          2006         13.17           14.87              412
                                          2007         14.87           16.33              483
                                          2008         16.33            9.88              408
                                          2009          9.88           13.08              368
                                          2010         13.08           16.32              307
                                          2011         16.32           15.96              341

Janus Forty Investment Division -- Class
  E(b)..................................  2007        155.59          191.21               69
                                          2008        191.21          109.63              221
                                          2009        109.63          154.85              253
                                          2010        154.85          167.49              206
                                          2011        167.49          153.11              154

Jennison Growth Investment Division(j)..  2005          4.12            4.98            5,029
                                          2006          4.98            5.05            4,487
                                          2007          5.05            5.57            3,673
                                          2008          5.57            3.50            3,172
                                          2009          3.50            4.84            3,232
                                          2010          4.84            5.33            2,908
                                          2011          5.33            5.29            2,644

Jennison Growth Investment Division
  (formerly Met/Putnam Voyager
  Investment Division)..................  2001          7.24            4.94            5,531
                                          2002          4.94            3.47            5,941
                                          2003          3.47            4.31            6,162
                                          2004          4.31            4.47            5,450
                                          2005          4.47            4.08            2,161



                                    B-PPA-70

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Lazard Mid Cap Investment
  Division -- Class E(f)................  2002         11.41            9.70              341
                                          2003          9.70           12.10              799
                                          2004         12.10           13.68              970
                                          2005         13.68           14.62            1,005
                                          2006         14.62           16.57              995
                                          2007         16.57           15.94            1,142
                                          2008         15.94            9.72              826
                                          2009          9.72           13.14              718
                                          2010         13.14           15.98              630
                                          2011         15.98           14.95              550

Legg Mason ClearBridge Aggressive Growth
  Investment Division(g)................  2002          7.78            5.33            1,506
                                          2003          5.33            6.82            1,648
                                          2004          6.82            7.33            1,574
                                          2005          7.33            8.24            1,656
                                          2006          8.24            8.01            1,614
                                          2007          8.01            8.12            1,369
                                          2008          8.12            4.89            1,212
                                          2009          4.89            6.45            1,092
                                          2010          6.45            7.90            1,034
                                          2011          7.90            8.08            1,779

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg
  Mason Value Equity Investment
  Division)(q)..........................  2006          9.61           10.33            1,119
                                          2007         10.33            9.62              969
                                          2008          9.62            4.33              896
                                          2009          4.33            5.89              819
                                          2010          5.89            6.28              724
                                          2011          6.28            6.68                0

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg
  Mason Value Equity Investment Division
  (formerly MFS(R) Investors Trust
  Investment Division))(l)..............  2001          9.39            8.35              493
                                          2002          8.35            6.58              795
                                          2003          6.58            7.92              847
                                          2004          7.92            8.71            1,131
                                          2005          8.71            9.22            1,085
                                          2006          9.22            9.66            1,085



                                    B-PPA-71

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Loomis Sayles Small Cap Core Investment
  Division..............................  2002         22.98           17.80              759
                                          2003         17.80           24.00              811
                                          2004         24.00           27.58              827
                                          2005         27.58           29.13              863
                                          2006         29.13           33.58            1,062
                                          2007         33.58           37.11            1,141
                                          2008         37.11           23.49              946
                                          2009         23.49           30.22              815
                                          2010         30.22           38.07              707
                                          2011         38.07           37.82              661

Loomis Sayles Small Cap Growth
  Investment Division...................  2002          8.80            6.27            1,420
                                          2003          6.27            8.98            2,000
                                          2004          8.98            9.88            1,935
                                          2005          9.88           10.22            1,816
                                          2006         10.22           11.10            1,738
                                          2007         11.10           11.46            1,448
                                          2008         11.46            6.66            1,171
                                          2009          6.66            8.55            1,075
                                          2010          8.55           11.12            1,029
                                          2011         11.12           11.31            1,321

Lord Abbett Bond Debenture Investment
  Division(d)...........................  2002         10.64           10.65            4,921
                                          2003         10.65           12.57            5,370
                                          2004         12.57           13.46            5,243
                                          2005         13.46           13.54            5,165
                                          2006         13.54           14.62            5,043
                                          2007         14.62           15.43            4,832
                                          2008         15.43           12.43            3,676
                                          2009         12.43           16.84            3,292
                                          2010         16.84           18.83            2,945
                                          2011         18.83           19.49            2,536



                                    B-PPA-72

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Met/Artisan Mid Cap Value Portfolio
  Investment Division...................  2002         26.80           24.13            5,043
                                          2003         24.13           31.61            5,303
                                          2004         31.61           34.32            5,348
                                          2005         34.32           37.28            5,416
                                          2006         37.28           41.41            4,400
                                          2007         41.41           38.10            3,630
                                          2008         38.10           20.32            2,860
                                          2009         20.32           28.41            2,472
                                          2010         28.41           32.28            2,154
                                          2011         32.28           34.04            1,908

Met/Franklin Income Investment Division-
  Class B(e)............................  2008          9.99            7.99              115
                                          2009          7.99           10.09              244
                                          2010         10.09           11.14              301
                                          2011         11.14           11.24              367

Met/Franklin Low Duration Total Return
  Investment Division(h)................  2011          9.98            9.77               30

Met/Franklin Mutual Shares Investment
  Division -- Class B(e)................  2008          9.99            6.60               74
                                          2009          6.60            8.15              155
                                          2010          8.15            8.93              259
                                          2011          8.93            8.77              328

Met/Franklin Templeton Founding Strategy
  Investment Division -- Class B(e).....  2008          9.99            7.04              124
                                          2009          7.04            8.94              177
                                          2010          8.94            9.71              218
                                          2011          9.71            9.42              256

Met/Templeton Growth Investment
  Division -- Class B(e)................  2008          9.99            6.57               13
                                          2009          6.57            8.61               69
                                          2010          8.61            9.16               81
                                          2011          9.16            8.42              100

MetLife Aggressive Strategy Investment
  Division..............................  2011         12.48           10.71            1,275



                                    B-PPA-73

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment
  Division)(m)(r).......................  2005          9.99           11.17              143
                                          2006         11.17           12.81              628
                                          2007         12.81           13.09            1,037
                                          2008         13.09            7.72            1,047
                                          2009          7.72           10.06            1,178
                                          2010         10.06           11.51            1,329
                                          2011         11.51           12.50                0

MetLife Conservative Allocation
  Investment Division(m)................  2005          9.99           10.32              188
                                          2006         10.32           10.93              774
                                          2007         10.93           11.42            1,576
                                          2008         11.42            9.69            1,715
                                          2009          9.69           11.55            1,625
                                          2010         11.55           12.59            2,027
                                          2011         12.59           12.87            2,105

MetLife Conservative to Moderate
  Allocation Investment Division(m).....  2005          9.99           10.55              824
                                          2006         10.55           11.44            2,444
                                          2007         11.44           11.87            4,103
                                          2008         11.87            9.21            3,893
                                          2009          9.21           11.28            3,832
                                          2010         11.28           12.46            3,825
                                          2011         12.46           12.46            3,616

MetLife Mid Cap Stock Index Investment
  Division..............................  2002         10.36            8.71           10,595
                                          2003          8.71           11.61           11,375
                                          2004         11.61           13.30            9,542
                                          2005         13.30           14.75            9,545
                                          2006         14.75           16.04            9,101
                                          2007         16.04           17.08            8,404
                                          2008         17.08           10.76            7,317
                                          2009         10.76           14.56            6,375
                                          2010         14.56           18.17            5,755
                                          2011         18.17           17.60            5,067



                                    B-PPA-74

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MetLife Moderate Allocation Investment
  Division(m)...........................  2005          9.99           10.77            1,278
                                          2006         10.77           11.93            4,488
                                          2007         11.93           12.32            8,150
                                          2008         12.32            8.71            7,924
                                          2009          8.71           10.91            8,271
                                          2010         10.91           12.23            8,534
                                          2011         12.23           11.94            8,452

MetLife Moderate to Aggressive
  Allocation Investment Division(m).....  2005          9.99           11.00              653
                                          2006         11.00           12.44            2,721
                                          2007         12.44           12.79            4,670
                                          2008         12.79            8.22            4,739
                                          2009          8.22           10.51            5,319
                                          2010         10.51           11.92            5,394
                                          2011         11.92           11.36            5,351

MetLife Stock Index Investment
  Division..............................  2002         34.36           26.36           73,948
                                          2003         26.36           33.38           69,957
                                          2004         33.38           36.44           67,005
                                          2005         36.44           37.66           61,189
                                          2006         37.66           42.95           53,415
                                          2007         42.95           44.63           46,793
                                          2008         44.63           27.73           41,165
                                          2009         27.73           34.57           36,386
                                          2010         34.57           39.21           32,752
                                          2011         39.21           39.44           29,372

MFS(R) Research International Investment
  Division..............................  2002          8.73            7.62              830
                                          2003          7.62            9.96              972
                                          2004          9.96           11.77            1,281
                                          2005         11.77           13.58            1,544
                                          2006         13.58           17.02            3,004
                                          2007         17.02           19.10            3,266
                                          2008         19.10           10.89            3,093
                                          2009         10.89           14.19            2,576
                                          2010         14.19           15.65            2,138
                                          2011         15.65           13.85            1,897



                                    B-PPA-75

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MFS(R) Total Return Investment
  Division -- Class E(k)................  2004         10.04           10.93              541
                                          2005         10.93           11.12            1,421
                                          2006         11.12           12.30            1,656
                                          2007         12.30           12.66            1,844
                                          2008         12.66            9.72            1,503
                                          2009          9.72           11.37            1,276
                                          2010         11.37           12.34            1,121
                                          2011         12.34           12.47              984

MFS(R) Value Investment Division (Class
  E)....................................  2002         11.59            9.83           19,478
                                          2003          9.83           12.18           18,730
                                          2004         12.18           13.40           18,015
                                          2005         13.40           13.05           16,233
                                          2006         13.05           15.23           13,096
                                          2007         15.23           14.47           11,260
                                          2008         14.47            9.51            9,015
                                          2009          9.51           11.35            7,889
                                          2010         11.35           12.49            7,055
                                          2011         12.49           12.44            6,320

Morgan Stanley EAFE(R) Index Investment
  Division..............................  2002          8.69            7.15           12,551
                                          2003          7.15            9.72           12,721
                                          2004          9.72           11.49           10,709
                                          2005         11.49           12.85           10,291
                                          2006         12.85           15.96           10,009
                                          2007         15.96           17.47            9,691
                                          2008         17.47            9.99            9,244
                                          2009          9.99           12.70            8,280
                                          2010         12.70           13.57            7,632
                                          2011         13.57           11.73            7,318

Morgan Stanley Mid Cap Growth Investment
  Division(a)...........................  2010         13.70           15.94           15,840
                                          2011         15.94           14.70           14,266



                                    B-PPA-76

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment
  Division)(i)..........................  2001         25.71           15.91           52,016
                                          2002         15.91           11.16           42,960
                                          2003         11.16           14.83           38,319
                                          2004         14.83           17.16           34,048
                                          2005         17.16           18.13           29,784
                                          2006         18.13           20.03           25,415
                                          2007         20.03           21.43           21,648
                                          2008         21.43            9.46           19,350
                                          2009          9.46           12.50           17,589
                                          2010         12.50           13.55                0

Neuberger Berman Genesis Investment
  Division..............................  2002         14.03           10.90           18,439
                                          2003         10.90           16.16           18,573
                                          2004         16.16           18.41           18,477
                                          2005         18.41           18.94           16,020
                                          2006         18.94           21.84           13,598
                                          2007         21.84           20.82           11,482
                                          2008         20.82           12.67            9,126
                                          2009         12.67           14.16            8,002
                                          2010         14.16           17.00            7,015
                                          2011         17.00           17.77            6,170

Neuberger Berman Mid Cap Value
  Investment Division...................  2002         15.19           13.56            9,177
                                          2003         13.56           18.28            9,002
                                          2004         18.28           22.20           10,311
                                          2005         22.20           24.61           11,157
                                          2006         24.61           27.09            9,645
                                          2007         27.09           27.68            8,313
                                          2008         27.68           14.39            6,842
                                          2009         14.39           21.06            5,950
                                          2010         21.06           26.27            5,458
                                          2011         26.27           24.28            4,789

Oppenheimer Capital Appreciation
  Investment Division -- Class E(m).....  2005         10.02           10.90               65
                                          2006         10.90           11.60              164
                                          2007         11.60           13.11              378
                                          2008         13.11            7.00              345
                                          2009          7.00            9.95              398
                                          2010          9.95           10.76              327
                                          2011         10.76           10.51              283



                                    B-PPA-77

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Oppenheimer Global Equity Investment
  Division..............................  2002         12.37           10.26           10,865
                                          2003         10.26           13.22           10,015
                                          2004         13.22           15.20            9,062
                                          2005         15.20           17.44            8,299
                                          2006         17.44           20.09            7,630
                                          2007         20.09           21.13            6,775
                                          2008         21.13           12.44            5,806
                                          2009         12.44           17.25            5,236
                                          2010         17.25           19.80            4,674
                                          2011         19.80           17.95            4,229

PIMCO Inflation Protected Bond
  Investment Division -- Class E(n).....  2006         11.07           11.19              275
                                          2007         11.19           12.26              512
                                          2008         12.26           11.29            2,964
                                          2009         11.29           13.18            3,038
                                          2010         13.18           14.05            3,051
                                          2011         14.05           15.43            3,167

PIMCO Total Return Investment Division..  2002         10.54           11.41            8,937
                                          2003         11.41           11.78            9,775
                                          2004         11.78           12.24            9,739
                                          2005         12.24           12.39           10,726
                                          2006         12.39           12.83            9,738
                                          2007         12.83           13.66            9,031
                                          2008         13.66           13.58            8,058
                                          2009         13.58           15.88            8,087
                                          2010         15.88           17.00            7,932
                                          2011         17.00           17.37            6,931

RCM Technology Investment Division......  2002          7.44            3.63            2,782
                                          2003          3.63            5.66            6,376
                                          2004          5.66            5.35            5,501
                                          2005          5.35            5.88            4,228
                                          2006          5.88            6.13            3,454
                                          2007          6.13            7.97            4,717
                                          2008          7.97            4.39            3,642
                                          2009          4.39            6.90            4,293
                                          2010          6.90            8.74            3,933
                                          2011          8.74            7.79            3,103



                                    B-PPA-78

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Russell 2000(R) Index Investment
  Division..............................  2002         12.08            9.48           10,366
                                          2003          9.48           13.68           10,958
                                          2004         13.68           15.92            9,451
                                          2005         15.92           16.43            8,754
                                          2006         16.43           19.14            8,072
                                          2007         19.14           18.62            6,978
                                          2008         18.62           12.23            6,134
                                          2009         12.23           15.22            5,450
                                          2010         15.22           19.08            4,975
                                          2011         19.08           18.07            4,386

SSgA Growth and Income ETF Investment
  Division -- Class E(n)................  2006         10.52           11.19               88
                                          2007         11.19           11.66              140
                                          2008         11.66            8.64              263
                                          2009          8.64           10.67              407
                                          2010         10.67           11.83              570
                                          2011         11.83           11.83              695

SSgA Growth ETF Investment
  Division -- Class E(n)................  2006         10.73           11.45               91
                                          2007         11.45           11.96              231
                                          2008         11.96            7.92              242
                                          2009          7.92           10.12              306
                                          2010         10.12           11.41              310
                                          2011         11.41           11.05              407

T. Rowe Price Large Cap Growth
  Investment Division...................  2002         11.62            8.80           10,694
                                          2003          8.80           11.38           10,541
                                          2004         11.38           12.35            9,724
                                          2005         12.35           13.00            8,796
                                          2006         13.00           14.54            7,871
                                          2007         14.54           15.71            7,073
                                          2008         15.71            9.02            6,007
                                          2009          9.02           12.78            5,542
                                          2010         12.78           14.77            4,940
                                          2011         14.77           14.43            4,416



                                    B-PPA-79

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

T. Rowe Price Mid Cap Growth Investment
  Division..............................  2002          8.42            4.66            2,342
                                          2003          4.66            6.31            3,462
                                          2004          6.31            7.36            4,025
                                          2005          7.36            8.35            4,625
                                          2006          8.35            8.79            4,609
                                          2007          8.79           10.23            5,476
                                          2008         10.23            6.10            4,599
                                          2009          6.10            8.79            4,236
                                          2010          8.79           11.12            3,846
                                          2011         11.12           10.83            3,468

T. Rowe Price Small Cap Growth
  Investment Division...................  2002         12.25            8.87           16,726
                                          2003          8.87           12.34           15,888
                                          2004         12.34           13.54           14,106
                                          2005         13.54           14.84           12,499
                                          2006         14.84           15.23           10,952
                                          2007         15.23           16.53            9,232
                                          2008         16.53           10.41            8,125
                                          2009         10.41           14.29            7,354
                                          2010         14.29           19.05            6,885
                                          2011         19.05           19.15            6,167

Western Asset Management Strategic Bond
  Opportunities Investment Division.....  2002         16.21           17.55            1,215
                                          2003         17.55           19.52            2,157
                                          2004         19.52           20.55            2,415
                                          2005         20.55           20.88            3,189
                                          2006         20.88           21.66            3,134
                                          2007         21.66           22.26            2,757
                                          2008         22.26           18.68            2,080
                                          2009         18.68           24.40            1,833
                                          2010         24.40           27.17            1,855
                                          2011         27.17           28.48            1,545



                                    B-PPA-80

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Western Asset Management U.S. Government
  Investment Division...................  2002         15.07           16.07            3,843
                                          2003         16.07           16.13            3,166
                                          2004         16.13           16.41            2,998
                                          2005         16.41           16.49            3,099
                                          2006         16.49           16.96            2,936
                                          2007         16.96           17.48            2,695
                                          2008         17.48           17.21            2,209
                                          2009         17.21           17.73            1,924
                                          2010         17.73           18.53            1,768
                                          2011         18.53           19.31            1,528





---------
Notes:

a The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division. -


b     Inception Date: April 30, 2007. -


c The assets of State Street Research Income Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of State Street Research Income Investment Division. -


d The assets of Loomis Sayles High Yield Bond Investment Division were merged into this Investment Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Investment Division. -


e     Inception Date: April 28, 2008. -


f     Inception Date: May 1, 2002. -


g The assets of the Janus Growth Investment Division were merged into the Janus Aggressive Growth Investment Division on April 28, 2003. Accumulation Unit Values prior to April 28, 2003 are those of Janus Growth Investment Division. -


h     Inception Date: May 2, 2011. -


i The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division. -


j The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available. -


k     Inception Date: May 1, 2004. -


l The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division. -


m     Inception Date: May 1, 2005. -


n     Inception Date: May 1, 2006. -




o The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division. -


p The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division. -


q The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.


r The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.


* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. -


Please see the Table of Expenses for more information.


                                    B-PPA-81

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

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------





American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)





                                    B-PPA-83

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.



                                    B-PPA-85

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

                                   APPENDIX E

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................      10
WITHDRAWALS....................................................................      12
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                    B-PPA-87

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


    [ ] Metropolitan Life Separate Account E


    [ ] Metropolitan Series Fund


    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] Calvert Variable Series, Inc.

    [ ] I have changed my address. My current address is:



------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip




Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342



                                    B-PPA-89

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




                                                                  APRIL 30, 2012


              PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Deferred Annuity and Income Annuity. However, contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.



You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.





AMERICAN FUNDS(R)                                  BlackRock Diversified
  American Funds Global Small Capitalization       BlackRock Large Cap Value
  American Funds Growth                            BlackRock Legacy Large Cap Growth
  American Funds Growth-Income                     Davis Venture Value
MET INVESTORS FUND                                 FI Value Leaders
  BlackRock Large Cap Core                         Jennison Growth
  Clarion Global Real Estate                       Loomis Sayles Small Cap Core
  Harris Oakmark International                     Loomis Sayles Small Cap Growth
  Invesco Small Cap Growth                         Met/Artisan Mid Cap Value
  Janus Forty                                      MetLife Conservative Allocation
  Lazard Mid Cap                                   MetLife Conservative to Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Mid Cap Stock Index
  Lord Abbett Bond Debenture                       MetLife Moderate Allocation
  Lord Abbett Mid Cap Value                        MetLife Moderate to Aggressive Allocation
  Met/Franklin Low Duration Total Return           MetLife Stock Index
  MetLife Aggressive Strategy                      MFS(R) Total Return
  MFS(R) Research International                    MFS(R) Value
  Morgan Stanley Mid Cap Growth                    MSCI EAFE(R) Index
  PIMCO Total Return                               Neuberger Berman Genesis
  RCM Technology                                   Oppenheimer Global Equity
  T. Rowe Price Mid Cap Growth                     Russell 2000(R) Index
METROPOLITAN FUND                                  T. Rowe Price Large Cap Growth
  Baillie Gifford International Stock              T. Rowe Price Small Cap Growth
  Barclays Capital Aggregate Bond Index            Western Asset Management Strategic Bond
  BlackRock Aggressive Growth                         Opportunities
  BlackRock Bond Income                            Western Asset Management U.S. Government




Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


DEFERRED ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - Unallocated Keogh


INCOME ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - Unallocated Keogh


A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-81 of this Prospectus. To view or download the SAI, go to our website www.metLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company

P.O Box 10342

Des Moines, IA 50306-0342

Phone: 800-638-7732



The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2012

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  C-PPA-3
TABLE OF EXPENSES.......................................................  C-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  C-PPA-10
METLIFE.................................................................  C-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  C-PPA-11
VARIABLE ANNUITIES......................................................  C-PPA-11
A Deferred Annuity......................................................  C-PPA-12
  Non-Natural Persons as Owners or Beneficiaries........................  C-PPA-12
An Income Annuity.......................................................  C-PPA-12
YOUR INVESTMENT CHOICES.................................................  C-PPA-12
Additional Information About the Portfolios.............................  C-PPA-16
Certain Payments We Receive with Regard to the Portfolios...............  C-PPA-17
Portfolio Selection.....................................................  C-PPA-18
DEFERRED ANNUITIES......................................................  C-PPA-18
The Deferred Annuity and Your Retirement Plan...........................  C-PPA-18
Automated Investment Strategies.........................................  C-PPA-18
Purchase Payments.......................................................  C-PPA-19
  Allocation of Purchase Payments.......................................  C-PPA-20
  Automated Purchase Payments...........................................  C-PPA-20
  Limits on Purchase Payments...........................................  C-PPA-20
The Value of Your Investment............................................  C-PPA-20
Transfers...............................................................  C-PPA-21
Access To Your Money....................................................  C-PPA-23
  Systematic Withdrawal Program.........................................  C-PPA-24
  Minimum Distribution..................................................  C-PPA-25
Annual Contract Fee ....................................................  C-PPA-25
Charges.................................................................  C-PPA-25
  Insurance-Related or Separate Account Charge..........................  C-PPA-25
  Investment-Related Charge.............................................  C-PPA-26
Premium and Other Taxes.................................................  C-PPA-26
Early Withdrawal Charges................................................  C-PPA-26
  When No Early Withdrawal Charge Applies...............................  C-PPA-27
  When A Different Early Withdrawal Charge May Apply....................  C-PPA-29
Free Look...............................................................  C-PPA-29
Death Benefit...........................................................  C-PPA-30
Pay-out Options (or Income Options).....................................  C-PPA-31
INCOME ANNUITIES........................................................  C-PPA-31
Income Payment Types....................................................  C-PPA-32
Minimum Size of Your Income Payment.....................................  C-PPA-33
Allocation..............................................................  C-PPA-34
The Value of Your Income Payments.......................................  C-PPA-34
Reallocations...........................................................  C-PPA-35
Contract Fee............................................................  C-PPA-38
Charges.................................................................  C-PPA-38
  Insurance-Related Charge or Separate Account Charge...................  C-PPA-38
  Investment-Related Charge.............................................  C-PPA-38
Premium and Other Taxes.................................................  C-PPA-39
Free Look...............................................................  C-PPA-39
GENERAL INFORMATION.....................................................  C-PPA-39
Administration..........................................................  C-PPA-39
  Purchase Payments.....................................................  C-PPA-39
  Confirming Transactions...............................................  C-PPA-40
  Processing Transactions...............................................  C-PPA-40
  By Telephone or Internet..............................................  C-PPA-40
  After Your Death......................................................  C-PPA-41
  Misstatement..........................................................  C-PPA-41
  Third Party Requests..................................................  C-PPA-41
  Valuation -- Suspension of Payments...................................  C-PPA-42
Advertising Performance.................................................  C-PPA-42
Changes to Your Deferred Annuity or Income Annuity......................  C-PPA-43
Voting Rights...........................................................  C-PPA-44
Who Sells the Deferred Annuities and Income Annuities...................  C-PPA-44
Financial Statements....................................................  C-PPA-46
Your Spouse's Rights....................................................  C-PPA-47
When We Can Cancel Your Deferred Annuity or Income Annuity..............  C-PPA-47
INCOME TAXES............................................................  C-PPA-47
LEGAL PROCEEDINGS.......................................................  C-PPA-58
APPENDIX A: PREMIUM TAX TABLE...........................................  C-PPA-59
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  C-PPA-61
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  C-PPA-63
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  C-PPA-79
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  C-PPA-81




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     C-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.



ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to you.



CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.



CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the Contract is issued.



EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.



INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                     C-PPA-3

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.



VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.



YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "You" means the trustee of the Keogh plan.



                                     C-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.


CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
INCOME ANNUITY CONTRACT FEE.........................................   None
TRANSFER FEE........................................................   None


---------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%



There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.



The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES (2)......................   None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(3)
Current and Maximum Guaranteed Charge:..............................   .95%



2 A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.


3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions for the Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for the Income Annuity. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.



                                     C-PPA-5

We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds(R), which are Class 2 and MET/Franklin Low Duration Total Return which is Class B. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.



                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL AMERICAN FUNDS(R), MET INVESTORS FUND AND METROPOLITAN FUND
  OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.27%      0.99%






FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2011

(as a percentage of average daily net assets)




                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
MET INVESTORS FUND
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.05%            --            0.64%         0.01%         0.63%
  Clarion Global Real Estate
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%           --          0.67%
  Harris Oakmark International
     Portfolio -- Class A........     0.77%          --        0.08%            --            0.85%         0.02%         0.83%
  Invesco Small Cap Growth
     Portfolio -- Class A........     0.85%          --        0.03%            --            0.88%         0.02%         0.86%
  Janus Forty Portfolio -- Class
     A...........................     0.63%          --        0.03%            --            0.66%         0.01%         0.65%
  Lazard Mid Cap
     Portfolio -- Class A........     0.69%          --        0.06%            --            0.75%           --          0.75%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.62%          --        0.03%            --            0.65%           --          0.65%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.50%          --        0.04%            --            0.54%           --          0.54%
  Lord Abbett Mid Cap Value
     Portfolio -- Class A........     0.67%          --        0.06%            --            0.73%         0.02%         0.71%
  Met/Franklin Low Duration Total
     Return Portfolio -- Class
     B...........................     0.50%        0.25%       0.09%            --            0.84%         0.03%         0.81%
  MetLife Aggressive Strategy
     Portfolio -- Class A........     0.09%          --        0.01%          0.75%           0.85%         0.00%         0.85%
  MFS(R) Research International
     Portfolio -- Class A........     0.68%          --        0.09%            --            0.77%         0.06%         0.71%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.03%            --            0.51%           --          0.51%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.07%            --            0.95%           --          0.95%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.03%            --            0.78%           --          0.78%
METROPOLITAN FUND -- CLASS A
  Baillie Gifford International
     Stock Portfolio.............     0.83%          --        0.12%            --            0.95%         0.10%         0.85%



                                     C-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  Barclays Capital Aggregate Bond
     Index Portfolio.............     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio...................     0.73%          --        0.04%            --            0.77%           --          0.77%
  BlackRock Bond Income
     Portfolio...................     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Diversified
     Portfolio...................     0.46%          --        0.05%            --            0.51%           --          0.51%
  BlackRock Large Cap Value
     Portfolio...................     0.63%          --        0.03%            --            0.66%         0.03%         0.63%
  BlackRock Legacy Large Cap
     Growth Portfolio............     0.71%          --        0.02%            --            0.73%         0.01%         0.72%
  Davis Venture Value Portfolio..     0.70%          --        0.03%            --            0.73%         0.05%         0.68%
  FI Value Leaders Portfolio.....     0.67%          --        0.07%            --            0.74%           --          0.74%
  Jennison Growth Portfolio......     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  Loomis Sayles Small Cap Core
     Portfolio...................     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Loomis Sayles Small Cap Growth
     Portfolio...................     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Met/Artisan Mid Cap Value
     Portfolio...................     0.81%          --        0.03%            --            0.84%           --          0.84%
  MetLife Conservative Allocation
     Portfolio...................     0.09%          --        0.02%          0.53%           0.64%         0.01%         0.63%
  MetLife Conservative to
     Moderate Allocation
     Portfolio...................     0.07%          --        0.01%          0.58%           0.66%         0.00%         0.66%
  MetLife Mid Cap Stock Index
     Portfolio...................     0.25%          --        0.05%          0.01%           0.31%         0.00%         0.31%
  MetLife Moderate Allocation
     Portfolio...................     0.06%          --          --           0.64%           0.70%         0.00%         0.70%
  MetLife Moderate to Aggressive
     Allocation Portfolio........     0.06%          --        0.01%          0.69%           0.76%         0.00%         0.76%
  MetLife Stock Index Portfolio..     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return Portfolio..     0.54%          --        0.05%            --            0.59%           --          0.59%
  MFS(R) Value Portfolio.........     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index Portfolio...     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Neuberger Berman Genesis
     Portfolio...................     0.82%          --        0.04%            --            0.86%         0.01%         0.85%
  Oppenheimer Global Equity
     Portfolio...................     0.52%          --        0.10%            --            0.62%           --          0.62%
  Russell 2000(R) Index
     Portfolio...................     0.25%          --        0.06%          0.01%           0.32%         0.00%         0.32%
  T. Rowe Price Large Cap Growth
     Portfolio...................     0.60%          --        0.04%            --            0.64%         0.01%         0.63%
  T. Rowe Price Small Cap Growth
     Portfolio...................     0.49%          --        0.06%            --            0.55%           --          0.55%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio...................     0.61%          --        0.06%            --            0.67%         0.04%         0.63%
  Western Asset Management U.S.
     Government Portfolio........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%






The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.



Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio prospectus for more information.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the


                                     C-PPA-7

Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;



     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.





                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $843      $1,093     $1,345     $2,230
Minimum..................................................     $776      $  880     $  974     $1,403



EXAMPLE 2.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;



     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $771      $1,038     $1,310     $2,230
Minimum..................................................     $703      $  825     $  938     $1,403



EXAMPLE 3.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.



                                     C-PPA-8

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and


     - You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $194       $600      $1,031     $2,230
Minimum..................................................     $122       $377      $  649     $1,403





                                     C-PPA-9

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    C-PPA-10

                                     METLIFE

--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


                                    C-PPA-11

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All individual retirement plan(s) ("IRA(s)") and Keoghs receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA or Keogh such as the availability of a guaranteed income for life or the death benefit.



Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.





NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."



We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.


The Income Annuities are no longer available.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------


The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2 and MET/Franklin Low Duration Total Return Portfolio which is Class B.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for


                                    C-PPA-12
greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.



Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.




The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS(R)
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
MET INVESTORS FUND
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: CBRE
                                   securities, emphasizing both        Clarion Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.



                                    C-PPA-13

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Lord Abbett Mid Cap Value          Seeks capital appreciation          MetLife Advisers, LLC
  Portfolio                        through investments, primarily      Sub-Investment Manager: Lord,
                                   in equity securities, which are     Abbett & Co. LLC
                                   believed to be undervalued in
                                   the marketplace.
Met/Franklin Low Duration Total    Seeks a high level of current       MetLife Advisers, LLC
  Return Portfolio                 income, while seeking               Sub-Investment Manager: Franklin
                                   preservation of shareholders'       Advisers, Inc.
                                   capital.
MetLife Aggressive Strategy        Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Baillie Gifford International      Seeks long-term growth of           MetLife Advisers, LLC
  Stock Portfolio                  capital.                            Sub-Investment Manager: Baillie
                                                                       Gifford Overseas Limited
Barclays Capital Aggregate Bond    Seeks to track the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays U.S. Aggregate      Sub-Investment Manager: MetLife
                                   Bond Index.                         Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.



                                    C-PPA-14

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to track the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to track the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
MSCI EAFE(R) Index Portfolio       Seeks to track the performance      MetLife Advisers, LLC
                                   of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.



                                    C-PPA-15

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Russell 2000(R) Index Portfolio    Seeks to track the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.




METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC.



MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS



The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS





Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:



     - Your employer, association or other group contract holder limits the available Investment Divisions.



     -    We have restricted the available Investment Divisions.



     -    Some of the Investment Divisions are not approved in your state.



                                    C-PPA-16

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the

                                    C-PPA-17
selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")



                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------


This Prospectus describes the following Deferred Annuities under which You can accumulate money:


-    Non-Qualified                             -    Roth IRAs (Roth Individual Retirement
-    Traditional IRA (Individual Retirement         Annuities)
     Annuities)                                -    Unallocated Keogh



Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


Deferred Annuities may be either:


     - Allocated (your Account Balance records are kept for You as an individual); or


     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available for the unallocated to Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.



                                    C-PPA-18

THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.



THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



THE INDEX SELECTOR((R)): You may select one of five asset allocation Models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.



In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.



The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



THE ALLOCATOR(SM): Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.



The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.



We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS


There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total


                                    C-PPA-19
purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.


You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.



If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS


If You purchase a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;


     - Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling You in writing at least 90 days in advance;



     - Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;



     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


     -    Leaving your job (for the unallocated Keogh Deferred Annuity);

     -    Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.



This is how we calculate the Accumulation Unit Value for each Investment
Division:


     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


                                    C-PPA-20

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS


Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS


You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:


     -    The percentage or dollar amount of the transfer;


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;



     - The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and



     - Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.



WE MAY REQUIRE YOU TO:


     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy; or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


                                    C-PPA-21

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


                                    C-PPA-22

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.



Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.



                                    C-PPA-23

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM


You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.



If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.



CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.



CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.



SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.



                                    C-PPA-24

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.



Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



ANNUAL CONTRACT FEE



There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.


CHARGES


There are two types of charges You pay while You have money in an Investment
Division:


     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.



The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than


                                    C-PPA-25
your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.




EARLY WITHDRAWAL CHARGES



An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. A withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.



For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.



For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.



                                    C-PPA-26

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%



Early Withdrawal Charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.



The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.



WHEN NO EARLY WITHDRAWAL CHARGE APPLIES



In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.



You do not pay an Early Withdrawal Charge:



     - On transfers You make among the Investment Divisions or to the Fixed Interest Account.



     -    On withdrawals of purchase payments You made over seven years ago.



     - If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).



     - If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.


     - If You withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will You have to pay Early Withdrawal Charges. For the unallocated Keogh and other Deferred Annuities, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.



The percentage of your Account Balance You are permitted without an Early Withdrawal Charge is for:


          -    Unallocated Keogh Deferred Annuity, 20%.


          - Non-Qualified and IRA Deferred Annuities (depending on the Contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.



     - If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.



                                    C-PPA-27

     - Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:


          - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

          - Is diagnosed with a terminal illness and not expected to live more than a year.


     - Systematic Termination. For unallocated Keogh Deferred Annuities You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:



CONTRACT YEAR    PERCENTAGE
-------------    ----------
      1*             20%
      2              25%
      3            33 1/3%
      4              50%
      5           remainder



---------
*     Less that Contract Year's withdrawals.


          Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.



     - For the unallocated Keogh Deferred Annuity, if You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.



     -    If You retire:



          - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.



          - For certain Non-Qualified Deferred Annuities, if You retire from the employer and for certain others if You retire and receive retirement benefits from your employer's qualified plan.



          - For certain IRA Deferred Annuities, if You retire from the employer.



     -    If You leave your job:



          - For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.



          - For certain Non-Qualified Deferred Annuities, if You retire from your employer or, for certain others, if You leave your job and receive retirement benefits.



          - For certain IRA Deferred Annuities, if You leave your job with your employer.


     - For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.


     - For the unallocated Keogh Deferred Annuity, if You suffer from an unforeseen hardship.



     - For unallocated Keogh Deferred Annuity, if You make a direct transfer to another investment vehicle we have preapproved. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife IRA within 120 days after You are eligible to receive a plan distribution.



                                    C-PPA-28

     - If permitted in your state, for the unallocated Keogh Deferred Annuity, if you make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.



     - If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.



WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


     -    Amounts transferred before January 1, 1996:


          We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
          Contract:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:


          - For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:


AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%



          - If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.



     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another


                                    C-PPA-29
annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.

DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities. If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


     - The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).


The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.



Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.



Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.



If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.


TOTAL CONTROL ACCOUNT


The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account


                                    C-PPA-30
at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



PAY-OUT OPTIONS (OR INCOME OPTIONS)



You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized You are ineligible to receive the Death Benefit You have selected.



When considering a pay-out option, You should think about whether You want:


     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments.



By the date specified in your Contract, if You do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue You a life annuity with a 10 year guarantee. (This requirement may be changed by us.) In that case, if You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option. However, if we do ask You what You want us to do and You do not respond, we may treat your silence as a request by You to continue your Deferred Annuity.


Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------


Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during


                                    C-PPA-31
your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:


-    Non-Qualified                             -    Roth IRAs
-    Unallocated Keogh                         -    Traditional IRAs



If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.



If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:


     -    The amount of income You need;



     -    The amount You expect to receive from other sources;


     -    The growth potential of other investments; and


     -    How long You would like your income to last.



Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations,


                                    C-PPA-32
the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two annuity options and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.



                                    C-PPA-33

ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS


Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.


The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS


Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.



                                    C-PPA-34

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION


This is how we calculate the Annuity Unit Value for each Investment Division:


     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).



Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.


For us to process a reallocation, You must tell us:


     -    The percentage of the income payment to be reallocated;


     - The Investment Divisions from which You want the income payment to be reallocated; and



     - The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.



When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     - First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;


     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and


                                    C-PPA-35

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


Here are examples of the effect of a reallocation on the income payment:


     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)



     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the


                                    C-PPA-36
given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their


                                    C-PPA-37
ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE


There is no Contract fee under the Income Annuities.


CHARGES


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:


     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.


The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.



                                    C-PPA-38

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.



Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.



If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.



You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.


                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



                                    C-PPA-39

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:


     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS


We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:


     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.


                                    C-PPA-40

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:


     - any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or



     - any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.



                                    C-PPA-41

VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of a purchase payment or transfer request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.


We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate


                                    C-PPA-42
what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.


We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


     - To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.



     - To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.



                                    C-PPA-43

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.



You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.



                                    C-PPA-44

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 0% to 6% of each purchase payment and 0.15% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


                                    C-PPA-45

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.




We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Contract: the American Funds(R) Global Small Capitalization Portfolio, the American Funds(R) Growth Portfolio and the American Funds(R) Growth-Income Portfolio.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


                                    C-PPA-46

YOUR SPOUSE'S RIGHTS


If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.



We will not terminate any Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


                                  INCOME TAXES

--------------------------------------------------------------------------------


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.



                                    C-PPA-47

PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service ("IRS") issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as availability of a guaranteed income for life.



Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS


When money is withdrawn from your Contract (whether by You or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., Non-Qualified or IRA); and payment or income payment type You elect. If You meet certain requirements, your Roth IRA earnings are free from Federal income taxes.



We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.



                                    C-PPA-48

WITHDRAWALS BEFORE AGE 59 1/2


Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account charges for further information regarding withdrawals.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                     -----------------------------------
                                                               TYPE OF CONTRACT
----------------------------------------------------------------------------------------
                                                        NON
                                                       QUALI-   TRAD.     ROTH
                                                        FIED     IRA      IRA     KEOGH
----------------------------------------------------------------------------------------
In a series of substantially equal payments made
annually (or more frequently) for life or life           x        x        x        x(1)
expectancy (SEPP)
----------------------------------------------------------------------------------------

After You die                                            x        x        x        x
----------------------------------------------------------------------------------------

After You become totally disabled (as defined in the
Code)                                                    x        x        x        x
----------------------------------------------------------------------------------------

Separation from service if You are over 55 at time
of separation(1)                                                                    x
----------------------------------------------------------------------------------------

To pay deductible medical expenses                                x        x        x
----------------------------------------------------------------------------------------

To pay medical insurance premiums if You are
unemployed                                                        x        x
----------------------------------------------------------------------------------------

For qualified higher education expenses, or                       x        x
----------------------------------------------------------------------------------------

For qualified first time home purchases up to
$10,000                                                           x        x
----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies                            x        x        x
----------------------------------------------------------------------------------------

Certain immediate income annuities providing a
series of substantially equal periodic payments made
annually (or more frequently) over the specified         x
payment period
----------------------------------------------------------------------------------------
Payment to alternate payess pursuant to qualified
domestic relations order                                                            x
----------------------------------------------------------------------------------------




1     You must be separated service from service at the time payment begins.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS


If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.



If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



                                    C-PPA-49

NON-QUALIFIED ANNUITIES


Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so You only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.



Under the Code, withdrawals need not be made by a particular age. However, it is possible that the IRS may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that You commence payments by a certain age.



Your Non-Qualified Contract may be exchanged for another non-qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, You may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.



Pursuant to IRS guidance, direct transfer of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax adviser prior to a partial exchange.



Consult your tax adviser prior to changing the annuitant or prior to changing the date You determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.


Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.


Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than You would otherwise expect.



When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for Federal income tax purposes where owned by a non-natural person.


PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS


Generally, when You (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



                                    C-PPA-50

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long-term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.


Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If You die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell You what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.





Starting in 2011, if your Contract allows and You elect to apply less than the entire Account Balance of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the income payments You receive, provided the pay-out period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser before You partially annuitize your Contract.





The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between Investment Divisions or from an Investment Division into a fixed option.



We generally will tell You how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to You and the IRS.



Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax adviser as to the details and consequences of making such election. Also, consult your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.


DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).


If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.



If You die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.



                                    C-PPA-51

If You die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



In the case of joint contract owners, the above rules will be applied on the death of any contract owner.



Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.


If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION


In order for your Non-Qualified Contract to be considered an annuity Contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.


INVESTOR CONTROL


In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


     - Possible taxation of transfers/reallocations between Investment Divisions or transfers/reallocations from an Investment Division to the Fixed Account or Fixed Income Option.



     - Possible taxation as if You were the contract owner of your portion of the Separate Account's assets.


     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect You and other contract owners in the Investment Divisions from adverse tax consequences.



                                    C-PPA-52

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.


The IRS has approved the form of the Traditional IRA and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to You may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model 5305-RB (rev 0302).



Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA or Roth IRA.


Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.


You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA or certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.


TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS


Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.



Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.


     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).


     - If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.


     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


     - If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible

                                    C-PPA-53
purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.


MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS


Generally, for IRAs (see discussion below for Roth IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the year in which You reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


The regulations also require that the value of all benefits under a Deferred Annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and You should consult your own tax adviser as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this new rule.



If You intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary. Consult your tax adviser.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.



Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.



If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death


                                    C-PPA-54
benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL


Roth IRAs are different from other IRAs because You have the opportunity to enjoy tax-free earnings. However, You can only make after-tax purchase payments to a Roth IRA.


PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.


Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax adviser.



Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, You can change your Roth IRA contribution to a Traditional IRA before You file your income return (including filing extensions).



Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs, unless it is from a designated Roth account.



If You exceed the purchase payment limits You may be subject to a tax penalty.


WITHDRAWALS


Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:


     - The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND


     - The withdrawal is made: on or after the date You reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).



Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.



Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of the purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA or eligible retirement plan prior to age 59 1/2 will be subject to the 10% penalty tax (unless You meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.


The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):


     - The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA and rollovers of after-tax amounts from other Roth plans. These are received tax and penalty free.



                                    C-PPA-55

     - The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other than a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.


     - The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if You are under age 59 1/2.



     - We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.


CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.


Except to the extent You have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other than a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)


For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.


Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering re-designating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax adviser prior to converting. The taxable amount may exceed the account value at date of conversion.


Amounts converted from a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.


If You mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows You to reverse your conversion provided You do so before You file your tax return for the year of the contribution and if certain conditions are met.


REQUIRED DISTRIBUTIONS


RMD rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.



Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time You die.


DEATH BENEFITS


Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



                                    C-PPA-56

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which You would have reached age 70 1/2.



If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.



Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.


KEOGH ANNUITIES

GENERAL


A Keogh Plan is generally a qualified retirement Plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. However, there may be some differences; consult your tax adviser.


PURCHASE PAYMENTS


Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle You to a tax deduction or are not subject to current income tax.



Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.


There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts. Such transfers and rollovers are generally not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS


If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. Beginning in 2008, under certain circumstances such transfers can be made to Roth IRAs, but taxes must be paid on earning and before-tax contributions in the year of transfer.



Because your purchase payments are generally on a before-tax basis, You pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are not subject to income tax, depending on your plan, however, this portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or Account Balance.


PENALTY TAX FOR PREMATURE DISTRIBUTIONS


For Keogh Contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions after employee separates from service, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.


MINIMUM DISTRIBUTION REQUIREMENTS


Generally, for plans or arrangements other than IRAs, You must begin receiving retirement plan withdrawals from your Contract by April 1 of the calendar year following the later of:



     -    The year You turn age 70  1/2 or



                                    C-PPA-57

     - Provided You do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year You retire.


Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.


In all other respects, the minimum distribution rules work similarly to those under IRAs. Consult your tax adviser.


                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    C-PPA-58

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                                           KEOGH, 401(A),
                                                                             401(K), AND
                                                                               403(A)        NON-QUALIFIED
                                                           IRA DEFERRED     DEFERRED AND      DEFERRED AND
                                                            AND INCOME         INCOME            INCOME
                                                           ANNUITIES(1)       ANNUITIES        ANNUITIES
                                                           ------------    --------------    -------------
California.............................................        0.5%             0.5%             2.35%
Florida(1).............................................        1.0%             1.0%              1.0%
Maine..................................................          --               --              2.0%
Nevada.................................................          --               --              3.5%
Puerto Rico(2).........................................        1.0%             1.0%              1.0%
South Dakota(3)........................................          --               --             1.25%
West Virginia..........................................        1.0%             1.0%              1.0%
Wyoming................................................          --               --              1.0%



---------



1 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.


2 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.


3 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.



                                    C-PPA-59

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

                                  APPENDIX A-1

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGERS



               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             METROPOLITAN FUND
  Oppenheimer Capital Appreciation Portfolio     Jennison Growth Portfolio
METROPOLITAN FUND                              MET INVESTORS FUND
  Lord Abbett Mid Cap Value Portfolio            Lord Abbett Mid Cap Value Portfolio



PORTFOLIO NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              METROPOLITAN FUND
  Artio International Stock Portfolio          Baillie Gifford International Stock Portfolio
  Neuberger Berman Mid Cap Value Portfolio     Lord Abbett Mid Cap Value Portfolio
  Morgan Stanley EAFE(R) Index Portfolio       MSCI EAFE(R) index Portfolio





                                    C-PPA-61

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

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).




                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------
American Funds Global Small
  Capitalization Investment
  Division -- Class 2...................  2002         13.77           11.04               46
                                          2003         11.04           16.80              170
                                          2004         16.80           20.11              363
                                          2005         20.11           24.98              443
                                          2006         24.98           30.70              743
                                          2007         30.70           36.92              869
                                          2008         36.92           17.00              820
                                          2009         17.00           27.16              861
                                          2010         27.16           32.94              838
                                          2011         32.94           26.38              712

American Funds Growth Investment
  Division -- Class 2...................  2002        124.55           93.21               68
                                          2003         93.21          126.32              117
                                          2004        126.32          140.76              178
                                          2005        140.76          162.02              168
                                          2006        162.02          176.90              259
                                          2007        176.90          196.86              274
                                          2008        196.86          109.26              286
                                          2009        109.26          150.89              304
                                          2010        150.89          177.40              304
                                          2011        177.40          168.23              285

American Funds Growth-Income Investment
  Division -- Class 2...................  2002         92.64           74.93               72
                                          2003         74.93           98.30              174
                                          2004         98.30          107.47              302
                                          2005        107.47          112.67              284
                                          2006        112.67          128.59              317
                                          2007        128.59          133.79              340
                                          2008        133.79           82.37              337
                                          2009         82.37          107.09              328
                                          2010        107.09          118.21              311
                                          2011        118.21          114.96              290



                                    C-PPA-63

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Artio International Stock Investment
  Division..............................  2002         13.27           10.85            1,006
                                          2003         10.85           13.76              965
                                          2004         13.76           16.11              904
                                          2005         16.11           18.83            1,179
                                          2006         18.83           21.73            1,262
                                          2007         21.73           23.75            1,095
                                          2008         23.75           13.14            1,021
                                          2009         13.14           15.91              971
                                          2010         15.91           16.90              852
                                          2011         16.90           13.41              672

Barclays Capital Aggregate Bond Index
  Investment Division...................  2002         11.61           12.68              809
                                          2003         12.68           13.02              978
                                          2004         13.02           13.42            1,171
                                          2005         13.42           13.57            1,266
                                          2006         13.57           14.00            1,651
                                          2007         14.00           14.82            1,753
                                          2008         14.82           15.56            1,497
                                          2009         15.56           16.21            1,549
                                          2010         16.21           17.03            1,540
                                          2011         17.03           18.14            1,425

BlackRock Aggressive Growth Investment
  Division..............................  2002         39.05           27.57            1,655
                                          2003         27.57           38.45            1,590
                                          2004         38.45           43.03            1,507
                                          2005         43.03           47.18            1,356
                                          2006         47.18           49.89            1,235
                                          2007         49.89           59.58            1,096
                                          2008         59.58           32.03            1,008
                                          2009         32.03           47.42              941
                                          2010         47.42           54.16              857
                                          2011         54.16           52.04              697

BlackRock Bond Income Investment
  Division(c)...........................  2002         40.64           43.61              502
                                          2003         43.61           45.72              465
                                          2004         45.72           47.30              430
                                          2005         47.30           47.99              428
                                          2006         47.99           49.64              435
                                          2007         49.64           52.26              448
                                          2008         52.26           49.99              394
                                          2009         49.99           54.21              367
                                          2010         54.21           58.18              355
                                          2011         58.18           61.42              309



                                    C-PPA-64

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

BlackRock Diversified Investment
  Division..............................  2002         39.79           33.95            1,149
                                          2003         33.95           40.54            1,085
                                          2004         40.54           43.58            1,016
                                          2005         43.58           44.49              919
                                          2006         44.49           48.71              975
                                          2007         48.71           51.10              899
                                          2008         51.10           38.07              798
                                          2009         38.07           44.23              751
                                          2010         44.23           48.04              655
                                          2011         48.04           49.41              541

BlackRock Large Cap Core Investment
  Division*(o)..........................  2007         85.63           86.77              758
                                          2008         86.77           54.05              654
                                          2009         54.05           63.94              604
                                          2010         63.94           71.41              545
                                          2011         71.41           71.12              473

BlackRock Large Cap Investment
  Division..............................  2001         83.10           68.31            1,374
                                          2002         68.31           49.99            1,145
                                          2003         49.99           64.49            1,097
                                          2004         64.49           70.82            1,011
                                          2005         70.82           72.67              905
                                          2006         72.67           82.15              829
                                          2007         82.15           86.35                0

BlackRock Large Cap Value Investment
  Division(k)...........................  2004         10.10           11.18                3
                                          2005         11.18           11.74                4
                                          2006         11.74           13.88               32
                                          2007         13.88           14.21               15
                                          2008         14.21            9.16                5
                                          2009          9.16           10.09                4
                                          2010         10.09           10.92                4
                                          2011         10.92           11.07                4

BlackRock Legacy Large Cap Growth
  Investment Division(k)................  2004         10.08           11.10                0
                                          2005         11.10           11.76                0
                                          2006         11.76           12.14                0
                                          2007         12.14           14.27                1
                                          2008         14.27            8.97                3
                                          2009          8.97           12.16                3
                                          2010         12.16           14.44                1
                                          2011         14.44           13.02                0



                                    C-PPA-65

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Clarion Global Real Estate Investment
  Division(k)...........................  2004         10.00           12.89                1
                                          2005         12.89           14.51               15
                                          2006         14.51           19.82               29
                                          2007         19.82           16.72               20
                                          2008         16.72            9.68               18
                                          2009          9.68           12.96               13
                                          2010         12.96           14.93               10
                                          2011         14.93           14.01                9

Davis Venture Value Investment
  Division..............................  2002         27.59           22.86              159
                                          2003         22.86           29.64              224
                                          2004         29.64           32.99              329
                                          2005         32.99           36.04              326
                                          2006         36.04           40.91              470
                                          2007         40.91           42.38              486
                                          2008         42.38           25.46              473
                                          2009         25.46           33.29              451
                                          2010         33.29           36.94              423
                                          2011         36.94           35.11              391

FI Value Leaders Investment
  Division(k)...........................  2004         10.09           11.43                0
                                          2005         11.43           12.53                3
                                          2006         12.53           13.89                4
                                          2007         13.89           14.34                6
                                          2008         14.34            8.67                5
                                          2009          8.67           10.47                4
                                          2010         10.47           11.88                4
                                          2011         11.88           11.04                1

Harris Oakmark International Investment
  Division(k)...........................  2004         10.03           11.69               14
                                          2005         11.69           13.26               29
                                          2006         13.26           16.98               41
                                          2007         16.98           16.67               58
                                          2008         16.67            9.79               46
                                          2009          9.79           15.07               50
                                          2010         15.07           17.42               48
                                          2011         17.42           14.85               47



                                    C-PPA-66

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Invesco Small Cap Growth Investment
  Division(k)...........................  2004         10.09           10.85                0
                                          2005         10.85           11.68                0
                                          2006         11.68           13.18                0
                                          2007         13.18           14.54                1
                                          2008         14.54            8.84                0
                                          2009          8.84           11.76                1
                                          2010         11.76           14.73                0
                                          2011         14.73           14.47                0

Janus Forty Investment Division(b)......  2007        247.12          304.57                0
                                          2008        304.57          175.43                1
                                          2009        175.43          248.88                1
                                          2010        248.88          270.41                0
                                          2011        270.41          248.26                0

Jennison Growth Investment Division(j)..  2005          4.18            5.06              317
                                          2006          5.06            5.15              416
                                          2007          5.15            5.70              431
                                          2008          5.70            3.59              460
                                          2009          3.59            4.98              477
                                          2010          4.98            5.50              475
                                          2011          5.50            5.48              429

Jennison Growth Investment Division
  (formerly Met/Putnam Voyager
  Investment Division)..................  2001          7.25            4.97              179
                                          2002          4.97            3.50              220
                                          2003          3.50            4.36              299
                                          2004          4.36            4.53              312
                                          2005          4.53            4.14              280

Lazard Mid Cap Investment Division(k)...  2004         10.10           10.95                6
                                          2005         10.95           11.76                6
                                          2006         11.76           13.38               11
                                          2007         13.38           12.92                6
                                          2008         12.92            7.92                3
                                          2009          7.92           10.76                3
                                          2010         10.76           13.14                4
                                          2011         13.14           12.34                4



                                    C-PPA-67

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Legg Mason ClearBridge Aggressive Growth
  Investment Division(g)................  2002          7.79            5.36               84
                                          2003          5.36            6.87              157
                                          2004          6.87            7.41              215
                                          2005          7.41            8.36              214
                                          2006          8.36            8.15              353
                                          2007          8.15            8.28              331
                                          2008          8.28            5.00              318
                                          2009          5.00            6.62              340
                                          2010          6.62            8.13              336
                                          2011          8.13            8.34              429

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg
  Mason Value Equity Investment
  Division)(q)..........................  2006          9.82           10.57              100
                                          2007         10.57            9.87              108
                                          2008          9.87            4.45              118
                                          2009          4.45            6.08              123
                                          2010          6.08            6.50              134
                                          2011          6.50            6.92                0

Legg Mason Value Equity Investment
  Division (formerly MFS(R) Investors
  Trust Investment Division))(l)........  2001          9.45            8.41                6
                                          2002          8.41            6.65               16
                                          2003          6.65            8.03               33
                                          2004          8.03            8.85               71
                                          2005          8.85            9.41               57
                                          2006          9.41            9.87               59

Loomis Sayles Small Cap Core Investment
  Division..............................  2002         23.51           18.27               63
                                          2003         18.27           24.70               91
                                          2004         24.70           28.47              103
                                          2005         28.47           30.16               94
                                          2006         30.16           34.86              155
                                          2007         34.86           38.64              179
                                          2008         38.64           24.54              176
                                          2009         24.54           31.66              183
                                          2010         31.66           40.00              177
                                          2011         40.00           39.86              174



                                    C-PPA-68

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Loomis Sayles Small Cap Growth
  Investment Division...................  2002          8.82            6.30               50
                                          2003          6.30            9.05              108
                                          2004          9.05            9.99              119
                                          2005          9.99           10.36              126
                                          2006         10.36           11.29              205
                                          2007         11.29           11.69              186
                                          2008         11.69            6.81              195
                                          2009          6.81            8.77              186
                                          2010          8.77           11.44              194
                                          2011         11.44           11.67              215

Lord Abbett Bond Debenture Investment
  Division(d)...........................  2002         10.80           10.83              254
                                          2003         10.83           12.83              271
                                          2004         12.83           13.78              341
                                          2005         13.78           13.90              408
                                          2006         13.90           15.05              562
                                          2007         15.05           15.93              647
                                          2008         15.93           12.88              617
                                          2009         12.88           17.49              629
                                          2010         17.49           19.61              608
                                          2011         19.61           20.37              543

Met/Artisan Mid Cap Value Investment
  Division..............................  2002         27.50           24.83              267
                                          2003         24.83           32.63              352
                                          2004         32.63           35.53              451
                                          2005         35.53           38.71              559
                                          2006         38.71           43.13              558
                                          2007         43.13           39.80              484
                                          2008         39.80           21.28              431
                                          2009         21.28           29.85              419
                                          2010         29.85           34.02              387
                                          2011         34.02           35.98              377

Met/Franklin Low Duration Total Return
  Investment Division(h)................  2011          9.98            9.79               12

MetLife Aggressive Strategy Investment
  Division(r)...........................  2011         12.70           10.93              956



                                    C-PPA-69

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division)(m)....  2005          9.99           11.20               11
                                          2006         11.20           12.87              171
                                          2007         12.87           13.20              336
                                          2008         13.20            7.80              526
                                          2009          7.80           10.20              723
                                          2010         10.20           11.71              938
                                          2011         11.71           12.73                0

MetLife Conservative Allocation
  Investment Division(m)................  2005          9.99           10.34               15
                                          2006         10.34           10.99               75
                                          2007         10.99           11.51              297
                                          2008         11.51            9.79              332
                                          2009          9.79           11.71              380
                                          2010         11.71           12.80              464
                                          2011         12.80           13.12              490

MetLife Conservative to Moderate
  Allocation Investment Division(m).....  2005          9.99           10.57               33
                                          2006         10.57           11.49              223
                                          2007         11.49           11.96              430
                                          2008         11.96            9.31              529
                                          2009          9.31           11.44              691
                                          2010         11.44           12.67            1,045
                                          2011         12.67           12.71            1,289

MetLife Mid Cap Stock Index Investment
  Division..............................  2002         10.41            8.77              522
                                          2003          8.77           11.73              738
                                          2004         11.73           13.48              811
                                          2005         13.48           14.99              872
                                          2006         14.99           16.35            1,291
                                          2007         16.35           17.46            1,299
                                          2008         17.46           11.04            1,269
                                          2009         11.04           14.98            1,296
                                          2010         14.98           18.74            1,260
                                          2011         18.74           18.21            1,189



                                    C-PPA-70

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MetLife Moderate Allocation Investment
  Division(m)...........................  2005          9.99           10.79              117
                                          2006         10.79           11.99              589
                                          2007         11.99           12.42            1,302
                                          2008         12.42            8.80            1,718
                                          2009          8.80           11.06            2,113
                                          2010         11.06           12.44            2,409
                                          2011         12.44           12.18            2,647

MetLife Moderate to Aggressive
  Allocation Investment Division(m).....  2005          9.99           11.02               51
                                          2006         11.02           12.50              574
                                          2007         12.50           12.90            1,213
                                          2008         12.90            8.31            1,607
                                          2009          8.31           10.65            2,142
                                          2010         10.65           12.12            2,566
                                          2011         12.12           11.58            2,806

MetLife Stock Index Investment
  Division..............................  2002         38.60           29.69            5,609
                                          2003         29.69           37.71            5,667
                                          2004         37.71           41.29            5,517
                                          2005         41.29           42.80            4,020
                                          2006         42.80           48.96            4,043
                                          2007         48.96           51.03            3,746
                                          2008         51.03           31.80            3,367
                                          2009         31.80           39.76            3,167
                                          2010         39.76           45.23            3,028
                                          2011         45.23           45.63            2,563

MFS(R) Research International Investment
  Division(e)...........................  2002          8.74            7.66               31
                                          2003          7.66           10.04               65
                                          2004         10.04           11.90              122
                                          2005         11.90           13.77              158
                                          2006         13.77           17.31              383
                                          2007         17.31           19.48              428
                                          2008         19.48           11.14            2,486
                                          2009         11.14           14.56            2,360
                                          2010         14.56           16.11            2,133
                                          2011         16.11           14.29            1,816



                                    C-PPA-71

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

MFS(R) Total Return Investment
  Division(k)...........................  2004         33.30           36.38            1,276
                                          2005         36.38           37.16            1,466
                                          2006         37.16           41.31            1,337
                                          2007         41.31           42.71            1,233
                                          2008         42.71           32.94            1,056
                                          2009         32.94           38.70              960
                                          2010         38.70           42.20              890
                                          2011         42.20           42.81              759

MFS(R) Value Investment Division(e).....  2002         11.70            9.95              748
                                          2003          9.95           12.37              940
                                          2004         12.37           13.65            1,269
                                          2005         13.65           13.33            1,123
                                          2006         13.33           15.60            1,335
                                          2007         15.60           14.87            1,284
                                          2008         14.87            9.80            1,059
                                          2009          9.80           11.73            1,035
                                          2010         11.73           12.95            1,023
                                          2011         12.95           12.93              953

Morgan Stanley EAFE(R) Index Investment
  Division..............................  2002          8.77            7.24              672
                                          2003          7.24            9.87              882
                                          2004          9.87           11.70              983
                                          2005         11.70           13.13            1,045
                                          2006         13.13           16.35            1,481
                                          2007         16.35           17.95            1,506
                                          2008         17.95           10.30            1,490
                                          2009         10.30           13.13            1,526
                                          2010         13.13           14.07            1,493
                                          2011         14.07           12.19            1,387

Morgan Stanley Mid Cap Growth Investment
  Division(a)...........................  2010         14.24           16.61            2,835
                                          2011         16.61           15.36            2,434



                                    C-PPA-72

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment
  Division)(i)..........................  2001         26.00           16.14            4,759
                                          2002         16.14           11.35            4,044
                                          2003         11.35           15.13            4,103
                                          2004         15.13           17.57            3,924
                                          2005         17.57           18.61            3,336
                                          2006         18.61           20.62            3,690
                                          2007         20.62           22.13            3,422
                                          2008         22.13            9.80            3,029
                                          2009          9.80           12.99            2,939
                                          2010         12.99           14.09                0

Neuberger Berman Genesis Investment
  Division(a)...........................  2002         14.09           10.98              769
                                          2003         10.98           16.33              943
                                          2004         16.33           18.66            1,133
                                          2005         18.66           19.25              990
                                          2006         19.25           22.26            1,299
                                          2007         22.26           21.29            1,187
                                          2008         21.29           12.99            1,045
                                          2009         12.99           14.56              922
                                          2010         14.56           17.54              861
                                          2011         17.54           18.38              802

Neuberger Berman Mid Cap Value
  Investment Division...................  2002         15.33           13.73              532
                                          2003         13.73           18.57              634
                                          2004         18.57           22.60              878
                                          2005         22.60           25.14              942
                                          2006         25.14           27.76            1,116
                                          2007         27.76           28.44            1,072
                                          2008         28.44           14.83              963
                                          2009         14.83           21.76              961
                                          2010         21.76           27.23              946
                                          2011         27.23           25.25              827

Oppenheimer Capital Appreciation
  Investment Division(m)................  2005          8.18            8.93                1
                                          2006          8.93            9.54                1
                                          2007          9.54           10.82                3
                                          2008         10.82            5.81                2
                                          2009          5.81            8.29                3
                                          2010          8.29            9.00                3
                                          2011          9.00            8.83                0



                                    C-PPA-73

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Oppenheimer Global Equity Investment
  Division..............................  2002         12.55           10.44              805
                                          2003         10.44           13.49              849
                                          2004         13.49           15.55              829
                                          2005         15.55           17.91            1,404
                                          2006         17.91           20.68            1,700
                                          2007         20.68           21.82            1,597
                                          2008         21.82           12.89            1,449
                                          2009         12.89           17.92            1,379
                                          2010         17.92           20.63            1,289
                                          2011         20.63           18.75            1,158

PIMCO Total Return Investment Division..  2002         10.56           11.47              342
                                          2003         11.47           11.87              667
                                          2004         11.87           12.38              932
                                          2005         12.38           12.56              978
                                          2006         12.56           13.04            1,318
                                          2007         13.04           13.93            1,307
                                          2008         13.93           13.89            1,436
                                          2009         13.89           16.29            1,580
                                          2010         16.29           17.50            1,749
                                          2011         17.50           17.93            1,605

RCM Technology Investment Division......  2002          7.45            3.65               45
                                          2003          3.65            5.70              330
                                          2004          5.70            5.41              214
                                          2005          5.41            5.97              188
                                          2006          5.97            6.23              274
                                          2007          6.23            8.13              474
                                          2008          8.13            4.49              358
                                          2009          4.49            7.08              395
                                          2010          7.08            9.00              451
                                          2011          9.00            8.04              402

Russell 2000(R) Index Investment
  Division..............................  2002         12.19            9.60              724
                                          2003          9.60           13.90              915
                                          2004         13.90           16.21            1,177
                                          2005         16.21           16.78              955
                                          2006         16.78           19.61            1,305
                                          2007         19.61           19.13            1,234
                                          2008         19.13           12.60            1,191
                                          2009         12.60           15.73            1,207
                                          2010         15.73           19.78            1,203
                                          2011         19.78           18.79            1,040



                                    C-PPA-74

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

T. Rowe Price Large Cap Growth
  Investment Division...................  2002         11.72            8.91              515
                                          2003          8.91           11.55              637
                                          2004         11.55           12.58              690
                                          2005         12.58           13.28              666
                                          2006         13.28           14.90              883
                                          2007         14.90           16.14              844
                                          2008         16.14            9.29              777
                                          2009          9.29           13.20              783
                                          2010         13.20           15.31              793
                                          2011         15.31           15.00              730

T. Rowe Price Mid Cap Growth Investment
  Division..............................  2002          8.44            4.68              129
                                          2003          4.68            6.36              267
                                          2004          6.36            7.44              458
                                          2005          7.44            8.47              544
                                          2006          8.47            8.94              857
                                          2007          8.94           10.44              939
                                          2008         10.44            6.24              916
                                          2009          6.24            9.02              959
                                          2010          9.02           11.44              942
                                          2011         11.44           11.18              883

T. Rowe Price Small Cap Growth
  Investment Division...................  2002         12.42            9.02            1,748
                                          2003          9.02           12.59            1,849
                                          2004         12.59           13.86            1,688
                                          2005         13.86           15.24            1,483
                                          2006         15.24           15.68            1,799
                                          2007         15.68           17.07            1,624
                                          2008         17.07           10.78            1,479
                                          2009         10.78           14.85            1,453
                                          2010         14.85           19.84            1,455
                                          2011         19.84           20.01            1,253



                                    C-PPA-75

                                                                                      NUMBER OF
                                                   BEGINNING OF     END OF YEAR  ACCUMULATION UNITS
                                                YEAR ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                       YEAR      UNIT VALUE      UNIT VALUE     (IN THOUSANDS)
-------------------                       ----  -----------------  ------------  ------------------

Western Asset Management Strategic Bond
  Opportunities Investment Division.....  2002         16.56           17.98               37
                                          2003         17.98           20.06               96
                                          2004         20.06           21.18              183
                                          2005         21.18           21.58              178
                                          2006         21.58           22.46              252
                                          2007         22.46           23.14              278
                                          2008         23.14           19.48              248
                                          2009         19.48           25.52              271
                                          2010         25.52           28.50              311
                                          2011         28.50           29.97              309

Western Asset Management U.S. Government
  Investment Division...................  2002         15.39           16.46              165
                                          2003         16.46           16.58              183
                                          2004         16.58           16.92              203
                                          2005         16.92           17.05              196
                                          2006         17.05           17.59              275
                                          2007         17.59           18.18              326
                                          2008         18.18           17.95              348
                                          2009         17.95           18.55              320
                                          2010         18.55           19.44              286
                                          2011         19.44           20.32              258





---------
Notes:

a The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division. -


b     Inception Date: April 30, 2007. -


c The assets of State Street Research Income Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of State Street Research Income Investment Division. -


d The assets of Loomis Sayles High Yield Bond Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Investment Division. -


e     Inception Date: April 28, 2008. -




g The assets of the Janus Growth Investment Division were merged into the Janus Aggressive Growth Investment Division on April 28, 2003. Accumulation Unit Values prior to April 28, 2003 are those of Janus Growth Investment Division. -


h     Inception Date: May 2, 2011. -


i The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division. -


j The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available. -


k     Inception Date: May 1, 2004. -


l The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division. -


m     Inception Date: May 1, 2005. -




o The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division. -



                                    C-PPA-76
q The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.


r The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.


* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. -


Please see the Table of Expenses for more information.


                                    C-PPA-77

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------





American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)





                                    C-PPA-79

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................      10
WITHDRAWALS....................................................................      12
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                    C-PPA-81

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


    [ ] Metropolitan Life Separate Account E


    [ ] Metropolitan Series Fund


    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    C-PPA-83

                                                                  April 30, 2012


         ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.





AMERICAN FUNDS(R)                                  RCM Technology
  American Funds Bond                              SSgA Growth and Income ETF
  American Funds Global Small Capitalization       SSgA Growth ETF
  American Funds Growth                            T. Rowe Price Mid Cap Growth
  American Funds Growth-Income                   METROPOLITAN FUND
CALVERT FUND                                       Baillie Gifford International Stock
  Calvert VP SRI Balanced                          Barclays Capital Aggregate Bond Index
  Calvert VP SRI Mid Cap Growth                    BlackRock Aggressive Growth
FIDELITY(R)  VIP FUNDS                             BlackRock Bond Income
  Equity-Income Portfolio                          BlackRock Diversified
  Growth Portfolio                                 BlackRock Large Cap Value
  Investment Grade Bond Portfolio                  BlackRock Legacy Large Cap Growth
MET INVESTORS FUND                                 Davis Venture Value
  American Funds(R) Balanced Allocation            FI Value Leaders
  American Funds(R) Growth Allocation              Jennison Growth
  American Funds(R) Moderate Allocation            Loomis Sayles Small Cap Core
  BlackRock Large Cap Core                         Loomis Sayles Small Cap Growth
  Clarion Global Real Estate                       Met/Artisan Mid Cap Value
  Harris Oakmark International                     MetLife Conservative Allocation
  Invesco Small Cap Growth                         MetLife Conservative to Moderate Allocation
  Janus Forty                                      MetLife Mid Cap Stock Index
  Lazard Mid Cap                                   MetLife Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Moderate to Aggressive Allocation
  Lord Abbett Bond Debenture                       MetLife Stock Index
  Lord Abbett Mid Cap Value                        MFS(R) Total Return
  Met/Franklin Income                              MFS(R) Value
  Met/Franklin Low Duration Total Return           MSCI EAFE(R) Index
  Met/Franklin Mutual Shares                       Neuberger Berman Genesis
  Met/Franklin Templeton Founding Strategy         Oppenheimer Global Equity
  Met/Templeton Growth                             Russell 2000(R) Index
  MetLife Aggressive Strategy                      T. Rowe Price Large Cap Growth
  MFS(R) Research International                    T. Rowe Price Small Cap Growth
  Morgan Stanley Mid Cap Growth                    Western Asset Management Strategic Bond
  PIMCO Inflation Protected Bond                      Opportunities
  PIMCO Total Return                               Western Asset Management U.S. Government




Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


ENHANCED DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Traditional IRA
  - Non-Qualified
  - Non-Qualified (for certain deferred arrangements or plans)


ENHANCED INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Traditional IRA
  - Non-Qualified
  - Non-Qualified (for certain deferred arrangements or plans)


A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-119 of this Prospectus. To view or download the SAI, go to our website www.metLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company

P.O Box 10342

Des Moines, IA 50306-0342

Phone: 800-638-7732



The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2012

                                                                  April 30, 2012




                   FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY

             CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account Contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities").


You decide how to allocate your money among the various available investment choices for the Financial Freedom Deferred Annuity and Financial Freedom Income Annuity. The investment choices available to You are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds"), and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.





AMERICAN FUNDS(R)                                  PIMCO Total Return
  American Funds Bond                              RCM Technology
  American Funds Global Small Capitalization       SSgA Growth and Income ETF
  American Funds Growth                            SSgA Growth ETF
  American Funds Growth-Income                     T. Rowe Price Mid Cap Growth
CALVERT FUND                                     METROPOLITAN FUND
  Calvert VP SRI Balanced                          Baillie Gifford International Stock
  Calvert VP SRI Mid Cap Growth                    Barclays Capital Aggregate Bond Index
FIDELITY(R) VIP FUNDS                              BlackRock Aggressive Growth
  Equity-Income Portfolio                          BlackRock Bond Income
  Growth Portfolio                                 BlackRock Diversified
  Investment Grade Bond Portfolio                  BlackRock Large Cap Value
  Money Market Portfolio                           BlackRock Legacy Large Cap Growth
MET INVESTORS FUND                                 Davis Venture Value
  American Funds(R) Balanced Allocation            FI Value Leaders
  American Funds(R) Growth Allocation              Jennison Growth
  American Funds(R) Moderate Allocation            Loomis Sayles Small Cap Core
  BlackRock Large Cap Core                         Loomis Sayles Small Cap Growth
  Clarion Global Real Estate                       Met/Artisan Mid Cap Value
  Harris Oakmark International                     MetLife Conservative Allocation
  Invesco Small Cap Growth                         MetLife Conservative to Moderate Allocation
  Janus Forty                                      MetLife Mid Cap Stock Index
  Lazard Mid Cap                                   MetLife Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Moderate to Aggressive Allocation
  Lord Abbett Bond Debenture                       MetLife Stock Index
  Lord Abbett Mid Cap Value                        MFS(R) Total Return
  Met/Franklin Income                              MFS(R) Value
  Met/Franklin Low Duration Total Return           MSCI EAFE(R) Index
  Met/Franklin Mutual Shares                       Neuberger Berman Genesis
  Met/Franklin Templeton Founding Strategy         Oppenheimer Global Equity
  Met/Templeton Growth                             Russell 2000(R) Index
  MetLife Aggressive Strategy                      T. Rowe Price Large Cap Growth
  MFS(R) Research International                    T. Rowe Price Small Cap Growth
  Morgan Stanley Mid Cap Growth                    Western Asset Management Strategic Bond
  PIMCO Inflation Protected Bond                      Opportunities
                                                   Western Asset Management U.S. Government



Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

FINANCIAL FREEDOM DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - Non-Qualified (for certain deferred arrangements or plans)


FINANCIAL FREEDOM INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - Non-Qualified (for certain deferred arrangements or plans)


A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-119 of this Prospectus. To view or download the SAI, go to our website www.metLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: (800) 638-7732


The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2012

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  FFA-3
TABLE OF EXPENSES.......................................................  FFA-5
ACCUMULATION UNIT VALUES TABLE..........................................  FFA-16
METLIFE.................................................................  FFA-17
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  FFA-17
VARIABLE ANNUITIES......................................................  FFA-17
A Deferred Annuity......................................................  FFA-18
An Income Annuity.......................................................  FFA-18
YOUR INVESTMENT CHOICES.................................................  FFA-19
Additional Information About the Portfolios.............................  FFA-25
Certain Payments We Receive with Regard to the Portfolios...............  FFA-26
Portfolio Selection.....................................................  FFA-26
DEFERRED ANNUITIES......................................................  FFA-27
The Deferred Annuity and Your Retirement Plan...........................  FFA-27
403(b) Plan Terminations................................................  FFA-27
Automated Investment Strategies.........................................  FFA-28
Purchase Payments.......................................................  FFA-29
  Purchase Payments -- Section 403(b) Plans.............................  FFA-29
  Allocation of Purchase Payments.......................................  FFA-30
  Limits on Purchase Payments...........................................  FFA-30
The Value of Your Investment............................................  FFA-30
Transfers...............................................................  FFA-31
Access To Your Money....................................................  FFA-34
  Account Reduction Loans...............................................  FFA-34
  Systematic Withdrawal Program.........................................  FFA-34
  Minimum Distribution..................................................  FFA-35
Annual Contract Fee ....................................................  FFA-36
  Account Reduction Loan Fees...........................................  FFA-36
Charges.................................................................  FFA-36
  Insurance-Related or Separate Account Charge..........................  FFA-36
  Investment-Related Charge.............................................  FFA-36
Premium and Other Taxes.................................................  FFA-37
Early Withdrawal Charges................................................  FFA-37
  When No Early Withdrawal Charge Applies...............................  FFA-38
  When A Different Early Withdrawal Charge May Apply....................  FFA-40
Free Look...............................................................  FFA-40
Death Benefit...........................................................  FFA-41
Pay-Out Options (or Income Options).....................................  FFA-42
INCOME ANNUITIES........................................................  FFA-43
Income Payment Types....................................................  FFA-43
Minimum Size of Your Income Payment.....................................  FFA-45
Allocation..............................................................  FFA-45
The Value of Your Income Payments.......................................  FFA-45
Reallocations...........................................................  FFA-46
Contract Fee............................................................  FFA-49
Charges.................................................................  FFA-50
  Insurance-Related Charge or Separate Account Charge...................  FFA-50
  Investment-Related Charge.............................................  FFA-50
Premium and Other Taxes.................................................  FFA-50
Free Look...............................................................  FFA-50
GENERAL INFORMATION.....................................................  FFA-51
Administration..........................................................  FFA-51
  Purchase Payments.....................................................  FFA-51
  Confirming Transactions...............................................  FFA-51
  Processing Transactions...............................................  FFA-52
  By Telephone or Internet..............................................  FFA-52
  After Your Death......................................................  FFA-52
  Misstatement..........................................................  FFA-53
  Third Party Requests..................................................  FFA-53
  Valuation -- Suspension of Payments...................................  FFA-53
Advertising Performance.................................................  FFA-53
Changes to Your Deferred Annuity or Income Annuity......................  FFA-55
Voting Rights...........................................................  FFA-55
Who Sells the Deferred Annuities and Income Annuities...................  FFA-56
Financial Statements....................................................  FFA-58
Your Spouse's Rights....................................................  FFA-58
When We Can Cancel Your Deferred Annuity or Income Annuity..............  FFA-59
Special Charges That Apply If Your Retirement Plan Terminates Its
  Deferred Annuity or Takes Other Action................................  FFA-59
INCOME TAXES............................................................  FFA-60
LEGAL PROCEEDINGS.......................................................  FFA-72
APPENDIX A: PREMIUM TAX TABLE...........................................  FFA-73
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  FFA-75
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  FFA-77
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  FFA-115
APPENDIX D: TEXAS OPTIONAL RETIREMENT PROGRAM...........................  FFA-117
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  FFA-119




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                      FFA-2

                         IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.



ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.



CONTRACT -- A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.

DEFERRED ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.


INCOME ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement,

                                      FFA-3
payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.



VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.



YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "You" means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.



                                      FFA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

        ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN
  OUTSTANDING)......................................................   $50(2)
TRANSFER FEE........................................................   None





The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   .95%





We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund. We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors


                                      FFA-5

Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS(R), CALVERT FUND, FIDELITY(R) VIP FUNDS,
  MET INVESTORS FUND AND METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.27%      1.16%



---------



1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%




      There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges. There are no Early Withdrawal Charges applied to the Enhanced Non-Qualified Deferred Annuities for
      Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans.


2 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.


3 A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.


4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.



FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2011


(as a percentage of average daily net assets)





                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------

AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.36%        0.25%       0.02%            --            0.63%           --          0.63%
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
  Calvert VP SRI Mid Cap Growth
     Portfolio...................     0.90%          --        0.26%            --            1.16%           --          1.16%
FIDELITY(R) VIP FUNDS -- INITIAL
  CLASS
  Equity-Income Portfolio........     0.46%          --        0.10%            --            0.56%           --          0.56%
  Growth Portfolio...............     0.56%          --        0.10%            --            0.66%           --          0.66%
  Investment Grade Bond
     Portfolio...................     0.32%          --        0.11%            --            0.43%           --          0.43%
MET INVESTORS FUND
  American Funds(R) Balanced
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.37%           0.99%           --          0.99%
  American Funds(R) Growth
     Allocation
     Portfolio -- Class C........     0.07%        0.55%       0.01%          0.39%           1.02%           --          1.02%



                                      FFA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  American Funds(R) Moderate
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.36%           0.98%           --          0.98%
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.05%            --            0.64%         0.01%         0.63%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.61%        0.15%       0.06%            --            0.82%           --          0.82%
  Harris Oakmark International
     Portfolio -- Class E........     0.77%        0.15%       0.08%            --            1.00%         0.02%         0.98%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.85%        0.15%       0.03%            --            1.03%         0.02%         1.01%
  Janus Forty Portfolio -- Class
     E...........................     0.63%        0.15%       0.03%            --            0.81%         0.01%         0.80%
  Lazard Mid Cap
     Portfolio -- Class E........     0.69%        0.15%       0.06%            --            0.90%           --          0.90%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.62%          --        0.03%            --            0.65%           --          0.65%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.50%          --        0.04%            --            0.54%           --          0.54%
  Lord Abbett Mid Cap Value
     Portfolio -- Class A........     0.67%          --        0.06%            --            0.73%         0.02%         0.71%
  Met/Franklin Income
     Portfolio -- Class B........     0.74%        0.25%       0.08%            --            1.07%         0.08%         0.99%
  Met/Franklin Low Duration Total
     Return Portfolio -- Class
     B...........................     0.50%        0.25%       0.09%            --            0.84%         0.03%         0.81%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.07%            --            1.12%         0.00%         1.12%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.01%          0.83%           1.14%         0.01%         1.13%
  Met/Templeton Growth
     Portfolio -- Class B........     0.68%        0.25%       0.14%            --            1.07%         0.02%         1.05%
  MetLife Aggressive Strategy
     Portfolio -- Class A........     0.09%          --        0.01%          0.75%           0.85%         0.00%         0.85%
  MFS(R) Research International
     Portfolio -- Class A........     0.68%          --        0.09%            --            0.77%         0.06%         0.71%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.47%        0.15%       0.04%            --            0.66%           --          0.66%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.03%            --            0.51%           --          0.51%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.07%            --            0.95%           --          0.95%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.31%        0.15%       0.01%          0.21%           0.68%           --          0.68%
  SSgA Growth ETF
     Portfolio -- Class E........     0.32%        0.15%       0.03%          0.24%           0.74%           --          0.74%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.03%            --            0.78%           --          0.78%
  METROPOLITAN FUND
  Baillie Gifford International
     Stock Portfolio -- Class A..     0.83%          --        0.12%            --            0.95%         0.10%         0.85%
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.04%            --            0.77%           --          0.77%
  BlackRock Bond Income
     Portfolio -- Class A........     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.05%            --            0.51%           --          0.51%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.63%        0.15%       0.03%            --            0.81%         0.03%         0.78%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.71%        0.15%       0.02%            --            0.88%         0.01%         0.87%
  Davis Venture Value
     Portfolio -- Class A........     0.70%          --        0.03%            --            0.73%         0.05%         0.68%
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.07%            --            0.89%           --          0.89%



                                      FFA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.81%          --        0.03%            --            0.84%           --          0.84%
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.09%          --        0.02%          0.53%           0.64%         0.01%         0.63%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.07%          --        0.01%          0.58%           0.66%         0.00%         0.66%
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.05%          0.01%           0.31%         0.00%         0.31%
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.06%          --          --           0.64%           0.70%         0.00%         0.70%
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.06%          --        0.01%          0.69%           0.76%         0.00%         0.76%
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return
     Portfolio -- Class A........     0.54%          --        0.05%            --            0.59%           --          0.59%
  MFS(R) Value Portfolio -- Class
     A...........................     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.82%          --        0.04%            --            0.86%         0.01%         0.85%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.52%          --        0.10%            --            0.62%           --          0.62%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.06%          0.01%           0.32%         0.00%         0.32%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.04%            --            0.64%         0.01%         0.63%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.49%          --        0.06%            --            0.55%           --          0.55%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%         0.04%         0.63%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%




The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.



Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio prospectus for more information.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the


                                      FFA-8

Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;



     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $859      $1,142     $1,429     $2,407
Minimum..................................................     $776      $  880     $  972     $1,392



EXAMPLE 2.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


     -    reimbursement and/or waiver of expenses was not in effect;


     - your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;



     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $787      $1,087     $1,395     $2,407
Minimum..................................................     $703      $  824     $  936     $1,392



EXAMPLE 3.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account (no Annual Contract Fee was charged);



                                      FFA-9

     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $211       $652      $1,118     $2,407
Minimum..................................................     $122       $377      $  646     $1,392





                                     FFA-10

            FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are only applicable in certain jurisdiction, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
SEPARATE ACCOUNT EARLY WITHDRAWAL CHARGE............................   None
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(1)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE.......................   $50(1)
(per loan outstanding)
TRANSFER FEE........................................................   None





The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE(2)..............................................   None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE
Current and Maximum Guaranteed Charge:..............................   .95%





We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund. We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund.



The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios.


                                     FFA-11

More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES



                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS(R), CALVERT FUND, FIDELITY(R) VIP FUNDS,
  MET INVESTORS FUND AND METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.26%      1.16%





---------

1 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.




2 A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.


3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.



FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2011


(as a percentage of average daily net assets)





                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.36%        0.25%       0.02%            --            0.63%           --          0.63%
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
  Calvert VP SRI Mid Cap Growth
     Portfolio...................     0.90%          --        0.26%            --            1.16%           --          1.16%
FIDELITY(R) VIP FUND -- INITIAL
  CLASS
  Equity-Income Portfolio........     0.46%          --        0.10%            --            0.56%           --          0.56%
  Growth Portfolio...............     0.56%          --        0.10%            --            0.66%           --          0.66%
  Investment Grade Bond
     Portfolio...................     0.32%          --        0.11%            --            0.43%           --          0.43%
  Money Market Portfolio.........     0.17%          --        0.09%            --            0.26%           --          0.26%
MET INVESTORS FUND
  American Funds(R) Balanced
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.37%           0.99%           --          0.99%
  American Funds(R) Growth
     Allocation
     Portfolio -- Class C........     0.07%        0.55%       0.01%          0.39%           1.02%           --          1.02%
  American Funds(R) Moderate
     Allocation
     Portfolio -- Class C........     0.06%        0.55%       0.01%          0.36%           0.98%           --          0.98%
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.05%            --            0.64%         0.01%         0.63%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.61%        0.15%       0.06%            --            0.82%           --          0.82%
  Harris Oakmark International
     Portfolio -- Class E........     0.77%        0.15%       0.08%            --            1.00%         0.02%         0.98%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.85%        0.15%       0.03%            --            1.03%         0.02%         1.01%
  Janus Forty Portfolio -- Class
     E...........................     0.63%        0.15%       0.03%            --            0.81%         0.01%         0.80%
  Lazard Mid Cap
     Portfolio -- Class E........     0.69%        0.15%       0.06%            --            0.90%           --          0.90%



                                     FFA-12

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.62%          --        0.03%            --            0.65%           --          0.65%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.50%          --        0.04%            --            0.54%           --          0.54%
  Lord Abbett Mid Cap Value
     Portfolio -- Class A........     0.67%          --        0.06%            --            0.73%         0.02%         0.71%
  Met/Franklin Income
     Portfolio -- Class B........     0.74%        0.25%       0.08%            --            1.07%         0.08%         0.99%
  Met/Franklin Low Duration Total
     Return Portfolio -- Class
     B...........................     0.50%        0.25%       0.09%            --            0.84%         0.03%         0.81%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.07%            --            1.12%         0.00%         1.12%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.01%          0.83%           1.14%         0.01%         1.13%
  Met/Templeton Growth
     Portfolio -- Class B........     0.68%        0.25%       0.14%            --            1.07%         0.02%         1.05%
  MetLife Aggressive Strategy
     Portfolio -- Class A........     0.09%          --        0.01%          0.75%           0.85%         0.00%         0.85%
  MFS(R) Research International
     Portfolio -- Class A........     0.68%          --        0.09%            --            0.77%         0.06%         0.71%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.47%        0.15%       0.04%            --            0.66%           --          0.66%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.03%            --            0.51%           --          0.51%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.07%            --            0.95%           --          0.95%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.31%        0.15%       0.01%          0.21%           0.68%           --          0.68%
  SSgA Growth ETF
     Portfolio -- Class E........     0.32%        0.15%       0.03%          0.24%           0.74%           --          0.74%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.03%            --            0.78%           --          0.78%
METROPOLITAN SERIES FUND
  Baillie Gifford International
     Stock Portfolio -- Class A..     0.83%          --        0.12%            --            0.95%         0.10%         0.85%
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.04%            --            0.77%           --          0.77%
  BlackRock Bond Income
     Portfolio -- Class A........     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.05%            --            0.51%           --          0.51%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.63%        0.15%       0.03%            --            0.81%         0.03%         0.78%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.71%        0.15%       0.02%            --            0.88%         0.01%         0.87%
  Davis Venture Value
     Portfolio -- Class A........     0.70%          --        0.03%            --            0.73%         0.05%         0.68%
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.07%            --            0.89%           --          0.89%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.06%            --            0.96%         0.08%         0.88%
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.81%          --        0.03%            --            0.84%           --          0.84%
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.09%          --        0.02%          0.53%           0.64%         0.01%         0.63%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.07%          --        0.01%          0.58%           0.66%         0.00%         0.66%



                                     FFA-13

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.05%          0.01%           0.31%         0.00%         0.31%
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.06%          --          --           0.64%           0.70%         0.00%         0.70%
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.06%          --        0.01%          0.69%           0.76%         0.00%         0.76%
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return
     Portfolio -- Class A........     0.54%          --        0.05%            --            0.59%           --          0.59%
  MFS(R) Value Portfolio -- Class
     A...........................     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.82%          --        0.04%            --            0.86%         0.01%         0.85%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.52%          --        0.10%            --            0.62%           --          0.62%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.06%          0.01%           0.32%         0.00%         0.32%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.04%            --            0.64%         0.01%         0.63%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.49%          --        0.06%            --            0.55%           --          0.55%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%         0.04%         0.63%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%




The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment managers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.



Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio prospectus for more information.


EXAMPLES


The example is intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:


     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);



                                     FFA-14

     -    reimbursement and/or waiver of expenses was not in effect;


     - You bear the minimum or maximum fees and expenses of any of the Portfolios;


     -    the underlying Portfolio earns a 5% annual return; and


     - You surrender your Deferred Annuity or do not surrender your Deferred Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years)(no Early Withdrawal Charges are deducted).



                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $211       $652      $1,118     $2,407
Minimum..................................................     $122       $377      $  646     $1,392





                                     FFA-15

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.


                                     FFA-16

                                     METLIFE

--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


                                     FFA-17

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, 403(a) and individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.



Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.



NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."



Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.



You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


AN INCOME ANNUITY


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.



                                     FFA-18

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------


The Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.



The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company



                                     FFA-19

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
CALVERT FUND
Calvert VP SRI Balanced            Seeks to achieve a competitive      Calvert Investment Management,
  Portfolio                        total return through an actively    Inc.
                                   managed portfolio of stocks,        Sub-Investment Manager:
                                   bonds and money market              New Amsterdam Partners LLC
                                   instruments which offer income
                                   and capital growth opportunity
                                   and which satisfy the investment
                                   criteria, including financial,
                                   sustainability and social
                                   responsibility factors.
Calvert VP SRI Mid Cap Growth      Seeks long-term capital             Calvert Investment Management,
  Portfolio                        appreciation by investing           Inc.
                                   primarily in a non-diversified      Sub-Investment Manager: New
                                   portfolio of the equity             Amsterdam Partners LLC
                                   securities of mid-sized
                                   companies that are undervalued
                                   but demonstrate a potential for
                                   growth and that meet the
                                   Portfolio's investment criteria,
                                   including financial,
                                   sustainability and social
                                   responsibility factors.
FIDELITY(R)VIP FUNDS
Equity-Income Portfolio            Seeks reasonable income. The        Fidelity Management & Research
                                   fund will also consider the         Company
                                   potential for capital               Sub-Investment Manager: FMR Co.,
                                   appreciation. The fund's goal is    Inc.
                                   to achieve a yield which exceeds
                                   the composite yield on the
                                   securities comprising the S&P
                                   500(R) Index.
Growth Portfolio                   Seeks to achieve capital            Fidelity Management & Research
                                   appreciation.                       Company
                                                                       Sub-Investment Manager: FMR Co.,
                                                                       Inc.
Investment Grade Bond Portfolio    Seeks as high a level of current    Fidelity Management & Research
                                   income as is consistent with the    Company
                                   preservation of capital.            Sub-Investment Manager: Fidelity
                                                                       Investments Money Management,
                                                                       Inc.
Money Market Portfolio             Seeks as high a level of current    Fidelity Management & Research
                                   income as is consistent with        Company
                                   preservation of capital and         Sub-Investment Manager: Fidelity
                                   liquidity.                          Investments Money Management,
                                                                       Inc.
MET INVESTORS FUND
American Funds(R) Balanced         Seeks a balance between a high      MetLife Advisers, LLC
  Allocation Portfolio             level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
American Funds(R) Growth           Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
American Funds(R) Moderate         Seeks a high total return in the    MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.



                                     FFA-20

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: CBRE
                                   securities, emphasizing both        Clarion Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.
Lord Abbett Mid Cap Value          Seeks capital appreciation          MetLife Advisers, LLC
  Portfolio                        through investments, primarily      Sub-Investment Manager: Lord,
                                   in equity securities, which are     Abbett & Co. LLC
                                   believed to be undervalued in
                                   the marketplace.
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC
                                   maintaining prospects for           Sub-Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Low Duration Total    Seeks a high level of current       MetLife Advisers, LLC
  Return Portfolio                 income, while seeking               Sub-Investment Manager: Franklin
                                   preservation of shareholders'       Advisers, Inc.
                                   capital.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-    Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Primarily seeks capital             MetLife Advisers, LLC
  Strategy Portfolio               appreciation and secondarily
                                   seeks income.
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Templeton Global Advisors
                                                                       Limited
MetLife Aggressive Strategy        Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company



                                     FFA-21

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio                        consistent with preservation of     Sub-Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC
  Portfolio                        income.                             Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Baillie Gifford International      Seeks long-term growth of           MetLife Advisers, LLC
  Stock Portfolio                  capital.                            Sub-Investment Manager: Baillie
                                                                       Gifford Overseas Limited
Barclays Capital Aggregate Bond    Seeks to track the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays U.S. Aggregate      Sub-Investment Manager: MetLife
                                   Bond Index.                         Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.



                                     FFA-22

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to track the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to track the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
MSCI EAFE(R) Index Portfolio       Seeks to track the performance      MetLife Advisers, LLC
                                   of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.



                                     FFA-23

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Russell 2000(R) Index Portfolio    Seeks to track the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.




METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC.



MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS



The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.



The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.



                                     FFA-24

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.



EXCHANGE-TRADED FUNDS PORTFOLIOS



The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:



     - Your employer, association or other group contract holder limits the available Investment Divisions.



     -    We have restricted the available Investment Divisions.



     -    Some of the Investment Divisions are not approved in your state.





The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity(R) VIP Funds or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Finds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity(R) VIP Funds and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


                                     FFA-25

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION



We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")


                                     FFA-26

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------


This Prospectus describes the following Deferred Annuities under which You can accumulate money:


Financial Freedom Account:                     Enhanced Preference Plus Account:
-    TSA (Tax Sheltered Annuity)               -    TSA (Tax Sheltered Annuity)
-    403(a) (Qualified annuity plans under     -    403(a) (Qualified annuity plans under
     Section 403(a))                                Section 403(a))
-    Non-Qualified (for certain deferred       -    PEDC (Public Employee Deferred
     arrangements and plans)                        Compensation)
                                               -    Traditional IRA (Individual Retirement
                                                    Annuities)
                                               -    Non-Qualified
                                               -    Non-Qualified (for certain deferred
                                                    arrangements and plans)


These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.


These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:



     - Allocated (your Account Balance records are kept for You as an individual); or


     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to You.



403(B) PLAN TERMINATIONS





Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.



If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary


                                     FFA-27
income tax and applicable Federal income tax penalties. (See "Income Taxes".) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us of one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.



If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You for Enhanced Deferred Annuities. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.



The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any Investment Division to one or more different Investment Divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.



THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.



As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.



THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



THE INDEX SELECTOR((R)): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance


                                     FFA-28
is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.



In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.



We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.



The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



THE ALLOCATOR(SM): Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.



The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.



We may terminate all transactions under any automated investment strategy, depending on your administrative platform, upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.


Unless limited by tax law, You may continue to make purchase payments under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.



In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS


The Internal Revenue Service ("IRS") announced new regulations affecting Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed


                                     FFA-29

AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.



If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.



If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;


     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;



     - Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);



     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


     -    Leaving your job (for TSA and 403(a) Deferred Annuities);

     -    A withdrawal based on your leaving your job;

     - Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.

THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.



This is how we calculate the Accumulation Unit Value for each Investment
Division:


     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


                                     FFA-30

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS


Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS


You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges to You, except under certain Financial Freedom Deferred Annuities where You may incur Early Withdrawal Charges, if applicable, for money transferred from the Fixed Interest Account to the Investment Divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:


     -    The percentage or dollar amount of the transfer;


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;



     - The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and



     - Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.



WE MAY REQUIRE YOU TO:


     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.


                                     FFA-31

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.




As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds((R) )restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds((R) )Portfolios violates this monitoring policy.



                                     FFA-32

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.



                                     FFA-33

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and


     - The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.



Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.



Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

ACCOUNT REDUCTION LOANS


We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Investment Divisions and the Fixed Interest Account in which You then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.


SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(A) DEFERRED ANNUITIES


If we agree and if approved in your state for Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.



If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.



                                     FFA-34

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.



CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.



CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.



If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.



SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.



Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.



Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.



Although Early Withdrawal Charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account Balance, Early Withdrawal Charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account Balance.


Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may


                                     FFA-35
request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.



ANNUAL CONTRACT FEE



There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.


ACCOUNT REDUCTION LOAN FEES


We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES


There are two types of charges You pay while You have money in an Investment
Division:


     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.



The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.



                                     FFA-36

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.




EARLY WITHDRAWAL CHARGES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES



An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. A withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the Early Withdrawal Charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, Early Withdrawal Charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the Investment Divisions.



For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.



For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.



                                     FFA-37

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%



The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.



Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.



For certain deferred arrangements and plans, You pay no Early Withdrawal Charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.



WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES



In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.



You do not pay an Early Withdrawal Charge:



     - On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.



     -    On withdrawals of purchase payments You made over seven years ago.



     - If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).



     - If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.


     - If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.



     - If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.



     - Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Balance without


                                     FFA-38
          an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


CONTRACT YEAR    PERCENTAGE
-------------    ----------
      1*             20%
      2              25%
      3            33 1/3%
      4              50%
      5           remainder


---------
*     Less that Contract Year's withdrawals.


          Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.



     - If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.



     -    If You retire:



          - For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.



          - For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.



          - For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.



     - If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.



     - If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)


     - If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)


     - If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities).



     - If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)



     - If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.



     - If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.



     - If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.



                                     FFA-39

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY



If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


     -    Amounts transferred before January 1, 1996:


          We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:


          - For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%



          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.



     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.



                                     FFA-40

DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the following Deferred
Annuitites:


     -    Enhanced TSA

     -    Enhanced Non-Qualified

     -    Enhanced 403(a)

     -    Enhanced Traditional IRA

     -    Financial Freedom TSA

     -    Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

     -    Non-Qualified Deferred Annuity for

          -    Section 457(f) deferred compensation plan

          -    Section 451 deferred fee arrangements

          -    Section 451 deferred compensation plans

          -    Section 457(e)(11) severance and death benefit plans

          -    Section 415(m) qualified governmental excess benefit arrangements

     - For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


     - The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).


In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.


If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.



Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.



                                     FFA-41

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.



If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.


TOTAL CONTROL ACCOUNT


The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



PAY-OUT OPTIONS (OR INCOME OPTIONS)



You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized You are ineligible to receive the Death Benefit You have selected.



When considering a pay-out option, You should think about whether You want:


     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments.



                                     FFA-42

By the date specified in your Contract, if You do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue You a life annuity with a 10 year guarantee. (This requirement may be changed by us.) In that case, if You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option. However, if we do ask You what You want us to do and You do not respond, we may treat your silence as a request by You to continue your Deferred Annuity.


Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------


Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:


Financial Freedom Account:                     Enhanced Preference Plus Account:
-    TSA                                       -    TSA
-    403(a)                                    -    403(a)
-    Non-Qualified (for certain deferred       -    PEDC
     arrangements and plans)                   -    Traditional IRA
                                               -    Non-Qualified
                                               -    Non-Qualified (for certain deferred
                                                    arrangements and plans)



If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.



If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.



                                     FFA-43

There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:


     -    The amount of income You need;



     -    The amount You expect to receive from other sources;


     -    The growth potential of other investments; and


     -    How long You would like your income to last.



Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity of Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event,

                                     FFA-44
payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS


Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.


The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



                                     FFA-45

ANNUITY UNITS


Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION


This is how we calculate the Annuity Unit Value for each Investment Division:


     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).



                                     FFA-46

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.


For us to process a reallocation, You must tell us:


     -    The percentage of the income payment to be reallocated;


     - The Investment Divisions from which You want the income payment to be reallocated; and



     - The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.



When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     - First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;


     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


Here are examples of the effect of a reallocation on the income payment:


     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)



     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)



                                     FFA-47

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have

                                     FFA-48
an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE


There is no Contract fee under the Income Annuities.



                                     FFA-49

CHARGES


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:


     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.


The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.



Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another


                                     FFA-50
annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.


If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.



You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.


                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:


     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the


                                     FFA-51

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Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS


We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:


     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.


Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:


     - any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or



     - any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or


                                     FFA-52

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withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.


We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.



                                     FFA-53

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YIELD is the net income generated by an investment in a particular Investment
Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.



For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.


We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect

                                     FFA-54
the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


     - To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.



     - To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA

                                     FFA-55

Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the

                                     FFA-56
purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars

                                     FFA-57
by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.




We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity and Income Annuity: the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Growth-Income Portfolio, the American Funds(R) Small Capitalization Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.



From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.




FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS


If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


                                     FFA-58

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply.



We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.


At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.




We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION


Under certain TSA Deferred Annuities, amounts equal to some or all of the Early Withdrawal Charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:


DURING CONTRACT YEAR    PERCENTAGE
--------------------    ----------
          1                5.6%
          2                5.0%
          3                4.5%
          4                4.0%
          5                3.0%
          6                2.0%
          7                1.0%
    8 and Beyond            0%


The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.


                                     FFA-59

                                  INCOME TAXES

--------------------------------------------------------------------------------


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



                                     FFA-60

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers You additional insurance benefits such as availability of a guaranteed income for life.



Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS


When money is withdrawn from your Contract (whether by You or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., IRA or TSA); and payment method or income payment type You elect. If You meet certain requirements, your designated Roth earnings are free from Federal income taxes.



We will withhold a portion of the amount of your withdrawal for income taxes, unless You are eligible to and elect otherwise. The amount we withhold is determined by the Code.


WITHDRAWALS BEFORE AGE 59 1/2


Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account charges for further information regarding withdrawals.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                             --------------------------------------------
                                                            TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                       TSA AND                      NON-
                                                TRAD     TSA    457(B)-            QUALI-
                                                IRA     ERISA     (2)     403(A)    FIED
-----------------------------------------------------------------------------------------
In a series of substantially equal payments
made annually (or more frequently) for life      x        x(1)     x(1)     x(1)     x
or life expectancy (SEPP)
-----------------------------------------------------------------------------------------

After You die                                    x        x        x        x        x
-----------------------------------------------------------------------------------------

After You become totally disabled (as
defined in the Code)                             x        x        x        x        x
-----------------------------------------------------------------------------------------

To pay deductible medical expenses               x        x        x        x
-----------------------------------------------------------------------------------------

After separation from service if You are
over 55 at time of separation(1)                          x        x        x
-----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies           x        x        x        x
-----------------------------------------------------------------------------------------

To pay medical insurance premiums if You are
unemployed                                       x
-----------------------------------------------------------------------------------------

For qualified higher education expenses, or      x
-----------------------------------------------------------------------------------------

For qualified first time home purchases up
to $10,000                                       x
-----------------------------------------------------------------------------------------




                                     FFA-61

                                             --------------------------------------------
                                                            TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                       TSA AND                      NON-
                                                TRAD     TSA     457(-             QUALI-
                                                IRA     ERISA    B)(2)    403(A)    FIED
-----------------------------------------------------------------------------------------
Pursuant to qualified domestic relations
orders                                                    x        x        x
-----------------------------------------------------------------------------------------
Certain immediate income annuities providing
a series of substantially equal periodic
payments made annually (or more frequently)                                          x
over the specified payment period
-----------------------------------------------------------------------------------------



1     You must be separated from service at the time payments begin.
2 Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS


If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a Variable Annuity will satisfy the SEPP exception.



If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity Contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.


Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax adviser prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.


PURCHASE PAYMENTS


Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle You to a tax deduction or are not subject to current income tax.



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give You a tax deduction.


There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.


                                     FFA-62

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS


Because your purchase payments are generally on a before-tax basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).



If certain requirements are met, You may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.



Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and You may not transfer it to someone else. For certain qualified employer plans, an important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).



Please consult the specific section for the type of annuity You purchased to determine if there are restrictions on withdrawals, transfers or income payments.


Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if You direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.



Generally, an "eligible rollover distribution" is any taxable amount You receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:


     -    Withdrawals made to satisfy minimum distribution requirements; or

     -    Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.


For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, You may elect out of these withholding requirements. You may be subject to the 10% penalty tax if You withdraw taxable money before You turn age 59 1/2.


MINIMUM DISTRIBUTION REQUIREMENTS


Generally, You must begin receiving retirement plan withdrawals by April 1 of the latter of (1) the calendar year following the calendar year in which You reach age 70 1/2 or (2) the calendar year following the calendar year You retire, provided You do not own 5% or more of your employer.



For IRAs, You must begin receiving withdrawals by April 1st of the calendar year following the calendar year in which You reach Age 70 1/2 even if You have not retired.



For after-death required minimum distributions ("RMD"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.



                                     FFA-63

In general the amount of RMD (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements. Otherwise, You may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a), 403(b) and 457(b) with distributions from another qualified plan of the same or a different employer.



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



In general the amount of RMD (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's Simple IRAs.



Otherwise, You may not satisfy minimum distributions for one type of qualified plan or IRA with distributions from an account or annuity contract under another type of IRS or qualified plan (e.g., IRA and 403(b)).



In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax adviser prior to purchase.



The regulations also require that the value of benefits under a Deferred Annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisers as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.



If You intend to receive your RMDs which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if You meet certain requirements a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.



                                     FFA-64

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Under Federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.



If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.



If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If an IRA Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.




TAX SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax Sheltered Annuities fall under sec.403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).


On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which impact how we administer your 403(b) Contract. In order to satisfy the 403(b) final regulations and prevent your Contract from being subject to adverse tax consequences including potential penalties, Contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.


WITHDRAWALS AND INCOME PAYMENTS


If You are under 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:


     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     -    Is directly transferred to another permissible investment under
          Section 403(b) arrangements;

     - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;


     - Occurs after You die, have a severance from employment or become disabled (as defined by the Code);


     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

     - Is a distribution attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

     -    Relates to rollover or after-tax contributions; or

     - Is for the purchase of permissive service credit under a government defined benefit plan.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b)


                                     FFA-65

Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.


DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     - The employer maintaining the plan has demonstrated to our satisfaction that designated Roth Accounts are permitted under the Plan.

     - In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     - All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     - In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.


     - Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.



     - No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



     - If permitted under the Federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.


     - We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.


You and your employer should consult your own tax and legal advisers prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.


     - The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.


                                     FFA-66

LOANS


If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account Balance and only up to certain limits. In that case, we credit your Fixed Interest Account Balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.


The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.


Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement and the Contract. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.


INDIVIDUAL RETIREMENT ANNUITIES

IRAS: TRADITIONAL IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.



The IRS has approved the form of the Traditional IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to You may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.


Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.


You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA without incurring Federal income taxes if certain conditions are satisfied.




TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS


Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.



Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Also, see IRS Publication 590 available at www.irs.gov.


     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).


     - If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.



                                     FFA-67

     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


     - If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).


WITHDRAWALS AND INCOME PAYMENTS


Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.




DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.



Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.



If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.


457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to You.



Recently enacted legislation allows (but does not require) governmental 457(b) plans to permit participants to make designated Roth contributions to a designated Roth account under the plan. This new legislation also allows (but does not require) such plans to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.



                                     FFA-68

WITHDRAWALS


Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to You until You reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).


SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.


Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.


403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.


NON-QUALIFIED ANNUITIES



Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so You only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.



Under the Code, withdrawals need not be made by a particular age. However, it is possible that the IRS may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that You commence payments by a certain age.



Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, You may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.



Pursuant to IRS guidance, a direct transfer of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. it is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult you own independent tax adviser prior to a partial exchange.



Consult your tax adviser prior to changing the annuitant or prior to changing the date You determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.



                                     FFA-69

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.



Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than You would otherwise expect.



When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for Federal income tax purposes where owned by a non-natural person.



PURCHASE PAYMENTS



Although the Code does not limit the amount of your purchase payments, your Contract may limit them.



PARTIAL AND FULL WITHDRAWALS



Generally, when You (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



INCOME PAYMENTS



Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.



Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Contract may not be transferred in a tax-free exchange into another annuity contract or qualified long-term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.



Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If You die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell You what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.



Starting in 2011, if your Contract allows and You elect to apply less than the entire Account Balance of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the income payments You receive, provided the pay-out period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser before You partially annuitize your Contract.



The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between Investment Divisions or from an Investment Division into a fixed option.



                                     FFA-70

We generally will tell You how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to You and the IRS.



Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax adviser as to the details and consequences of making such election. Also, consult your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.



DEATH BENEFITS



The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.



If You die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.



If You die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



In the case of joint contract owners, the above rules will be applied on the death of any contract owner.



Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits.



If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.



After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.



DIVERSIFICATION



In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.



                                     FFA-71

INVESTOR CONTROL



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



CHANGES TO TAX RULES AND INTERPRETATIONS



Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



     - Possible taxation of transfers/reallocations between Investment Divisions or transfers/reallocations from an Investment Division to the Fixed Account or Fixed Income Option.



     - Possible taxation as if You were the contract owner of your portion of the Separate Account's assets.



     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.



We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect You and other contract owners in the Investment Divisions from adverse tax consequences.


                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                     FFA-72

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                     TSA         403(A)        PEDC         IRA       NON-QUALIFIED
                                                   DEFERRED     DEFERRED     DEFERRED     DEFERRED       DEFERRED
                                                     AND          AND          AND          AND            AND
                                                    INCOME       INCOME       INCOME       INCOME         INCOME
                                                  ANNUITIES    ANNUITIES    ANNUITIES    ANNUITIES      ANNUITIES
                                                  ---------    ---------    ---------    ---------    -------------
California....................................       0.5%         0.5%        2.35%         0.5%          2.35%
Florida(1)....................................       1.0%         1.0%         1.0%         1.0%           1.0%
Maine.........................................         --           --         2.0%           --           2.0%
Nevada........................................         --           --         3.5%           --           3.5%
Puerto Rico(2)................................       1.0%         1.0%         1.0%         1.0%           1.0%
South Dakota(3)...............................         --           --        1.25%           --          1.25%
West Virginia.................................       1.0%         1.0%         1.0%         1.0%           1.0%
Wyoming.......................................         --           --         1.0%           --           1.0%



---------



1 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.


2 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.


3 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.



                                     FFA-73

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




                                  APPENDIX A-1

--------------------------------------------------------------------------------



                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS



The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.



PORTFOLIO MERGERS



               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             METROPOLITAN FUND
  Oppenheimer Capital Appreciation Portfolio     Jennison Growth Portfolio
METROPOLITAN FUND                              MET INVESTORS FUND
  Lord Abbett Mid Cap Value Portfolio            Lord Abbett Mid Cap Value Portfolio




PORTFOLIO NAME CHANGES



                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
METROPOLITAN  FUND                             METROPOLITAN FUND
  Artio International Stock Portfolio          Baillie Gifford International Stock Portfolio
  Neuberger Berman Mid Cap Value Portfolio     Lord Abbett Mid Cap Value Portfolio
  Morgan Stanley EAFE(R) Index Portfolio       MSCI EAFE(R) Index Portfolio





                                     FFA-75

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

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for Enhanced Preference Plus Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

                   ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES



                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------
American Funds(R) Balanced Allocation
  Investment Division -- Class C(e).........  2008      10.00          7.03               32
                                              2009       7.03          9.01               93
                                              2010       9.01         10.01              241
                                              2011      10.01          9.70              236

American Funds Bond Investment
  Division -- Class 2(n)....................  2006      15.44         16.26               20
                                              2007      16.26         16.64              181
                                              2008      16.64         14.94              164
                                              2009      14.94         16.67              169
                                              2010      16.67         17.57              200
                                              2011      17.57         18.47              203

American Funds Global Small Capitalization
  Investment Division -- Class 2............  2002      13.77         11.04               46
                                              2003      11.04         16.80              170
                                              2004      16.80         20.11              363
                                              2005      20.11         24.98              443
                                              2006      24.98         30.70              743
                                              2007      30.70         36.92              869
                                              2008      36.92         17.00              820
                                              2009      17.00         27.16              861
                                              2010      27.16         32.94              838
                                              2011      32.94         26.38              712

American Funds(R) Growth Allocation
  Investment Division -- Class C(e).........  2008       9.99          6.37               24
                                              2009       6.37          8.47               79
                                              2010       8.47          9.52              142
                                              2011       9.52          8.98              182



                                     FFA-77

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

American Funds Growth Investment
  Division -- Class 2.......................  2002     124.55         93.21               68
                                              2003      93.21        126.32              117
                                              2004     126.32        140.76              178
                                              2005     140.76        162.02              168
                                              2006     162.02        176.90              259
                                              2007     176.90        196.86              274
                                              2008     196.86        109.26              286
                                              2009     109.26        150.89              304
                                              2010     150.89        177.40              304
                                              2011     177.40        168.23              285

American Funds Growth-Income Investment
  Division -- Class 2.......................  2002      92.64         74.93               72
                                              2003      74.93         98.30              174
                                              2004      98.30        107.47              302
                                              2005     107.47        112.67              284
                                              2006     112.67        128.59              317
                                              2007     128.59        133.79              340
                                              2008     133.79         82.37              337
                                              2009      82.37        107.09              328
                                              2010     107.09        118.21              311
                                              2011     118.21        114.96              290

American Funds(R) Moderate Allocation
  Investment Division -- Class C(e).........  2008      10.01          7.70               23
                                              2009       7.70          9.42               63
                                              2010       9.42         10.26              151
                                              2011      10.26         10.18              194

Artio International Stock Investment
  Division..................................  2002      13.27         10.85            1,006
                                              2003      10.85         13.76              965
                                              2004      13.76         16.11              904
                                              2005      16.11         18.83            1,179
                                              2006      18.83         21.73            1,262
                                              2007      21.73         23.75            1,095
                                              2008      23.75         13.14            1,021
                                              2009      13.14         15.91              971
                                              2010      15.91         16.90              852
                                              2011      16.90         13.41              672



                                     FFA-78

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Barclays Capital Aggregate Bond Index
  Investment Division.......................  2002      11.61         12.68              809
                                              2003      12.68         13.02              978
                                              2004      13.02         13.42            1,171
                                              2005      13.42         13.57            1,266
                                              2006      13.57         14.00            1,651
                                              2007      14.00         14.82            1,753
                                              2008      14.82         15.56            1,497
                                              2009      15.56         16.21            1,549
                                              2010      16.21         17.03            1,540
                                              2011      17.03         18.14            1,425

BlackRock Aggressive Growth Investment
  Division..................................  2002      39.05         27.57            1,655
                                              2003      27.57         38.45            1,590
                                              2004      38.45         43.03            1,507
                                              2005      43.03         47.18            1,356
                                              2006      47.18         49.89            1,235
                                              2007      49.89         59.58            1,096
                                              2008      59.58         32.03            1,008
                                              2009      32.03         47.42              941
                                              2010      47.42         54.16              857
                                              2011      54.16         52.04              697

BlackRock Bond Income Investment
  Division(c)...............................  2002      40.64         43.61              502
                                              2003      43.61         45.72              465
                                              2004      45.72         47.30              430
                                              2005      47.30         47.99              428
                                              2006      47.99         49.64              435
                                              2007      49.64         52.26              448
                                              2008      52.26         49.99              394
                                              2009      49.99         54.21              367
                                              2010      54.21         58.18              355
                                              2011      58.18         61.42              309

BlackRock Diversified Investment Division...  2002      39.79         33.95            1,149
                                              2003      33.95         40.54            1,085
                                              2004      40.54         43.58            1,016
                                              2005      43.58         44.49              919
                                              2006      44.49         48.71              975
                                              2007      48.71         51.10              899
                                              2008      51.10         38.07              798
                                              2009      38.07         44.23              751
                                              2010      44.23         48.04              655
                                              2011      48.04         49.41              541



                                     FFA-79

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

BlackRock Large Cap Core Investment
  Division*(o)..............................  2007      85.63         86.77              758
                                              2008      86.77         54.05              654
                                              2009      54.05         63.94              604
                                              2010      63.94         71.41              545
                                              2011      71.41         71.12              473

BlackRock Large Cap Investment Division.....  2001      83.10         68.31            1,374
                                              2002      68.31         49.99            1,145
                                              2003      49.99         64.49            1,097
                                              2004      64.49         70.82            1,011
                                              2005      70.82         72.67              905
                                              2006      72.67         82.15              829
                                              2007      82.15         86.35                0

BlackRock Large Cap Value Investment
  Division -- Class E(f)....................  2002      10.00          7.94                2
                                              2003       7.94         10.66               22
                                              2004      10.66         11.96               69
                                              2005      11.96         12.53               88
                                              2006      12.53         14.79              262
                                              2007      14.79         15.13              317
                                              2008      15.13          9.73              312
                                              2009       9.73         10.72              309
                                              2010      10.72         11.58              347
                                              2011      11.58         11.71              361

BlackRock Legacy Large Cap Growth Investment
  Division -- Class E(k)....................  2004      10.07         11.08               12
                                              2005      11.08         11.73                9
                                              2006      11.73         12.08               50
                                              2007      12.08         14.19               66
                                              2008      14.19          8.90               89
                                              2009       8.90         12.05              125
                                              2010      12.05         14.28              156
                                              2011      14.28         12.87              173

BlackRock Legacy Large Cap Growth Investment
  Division -- Class E (formerly FI Large Cap
  Investment Division -- Class E)(n)(p).....  2006      18.03         18.30                3
                                              2007      18.30         18.81                5
                                              2008      18.81         10.27               14
                                              2009      10.27         10.72                0



                                     FFA-80

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Calvert VP SRI Balanced Investment
  Division..................................  2002      23.01         20.02              496
                                              2003      20.02         23.66              497
                                              2004      23.66         25.37              458
                                              2005      25.37         26.56              306
                                              2006      26.56         28.62              291
                                              2007      28.62         29.13              265
                                              2008      29.13         19.81              228
                                              2009      19.81         24.59              203
                                              2010      24.59         27.31              190
                                              2011      27.31         28.29              166

Calvert VP SRI Mid Cap Growth Investment
  Division..................................  2002      26.95         19.16              388
                                              2003      19.16         24.99              403
                                              2004      24.99         27.07              359
                                              2005      27.07         26.92              466
                                              2006      26.92         28.51              419
                                              2007      28.51         31.11              395
                                              2008      31.11         19.35              377
                                              2009      19.35         25.31              370
                                              2010      25.31         32.96              371
                                              2011      32.96         33.41              338

Clarion Global Real Estate Investment
  Division -- Class E(k)....................  2004       9.99         12.88               70
                                              2005      12.88         14.48              160
                                              2006      14.48         19.74              464
                                              2007      19.74         16.65              399
                                              2008      16.65          9.61              415
                                              2009       9.61         12.85              423
                                              2010      12.85         14.79              412
                                              2011      14.79         13.86              398

Davis Venture Value Investment Division.....  2002      27.59         22.86              159
                                              2003      22.86         29.64              224
                                              2004      29.64         32.99              329
                                              2005      32.99         36.04              326
                                              2006      36.04         40.91              470
                                              2007      40.91         42.38              486
                                              2008      42.38         25.46              473
                                              2009      25.46         33.29              451
                                              2010      33.29         36.94              423
                                              2011      36.94         35.11              391



                                     FFA-81

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

FI Value Leaders Investment
  Division -- Class E(f)....................  2002      23.68         19.59                1
                                              2003      19.59         24.59                7
                                              2004      24.59         27.67               17
                                              2005      27.67         30.29               41
                                              2006      30.29         33.54               62
                                              2007      33.54         34.57               64
                                              2008      34.57         20.87               58
                                              2009      20.87         25.16               54
                                              2010      25.16         28.51               55
                                              2011      28.51         26.47               47

Fidelity Equity-Income Investment Division..  2002      35.85         29.49            3,261
                                              2003      29.49         38.08            3,145
                                              2004      38.08         42.07            2,736
                                              2005      42.07         44.11            2,814
                                              2006      44.11         52.52            2,516
                                              2007      52.52         52.82            2,280
                                              2008      52.82         30.00            1,908
                                              2009      30.00         38.70            1,765
                                              2010      38.70         44.15            1,632
                                              2011      44.15         44.16            1,386

Fidelity Growth Investment Division.........  2002      39.64         27.45            4,184
                                              2003      27.45         36.12            4,102
                                              2004      36.12         36.99            3,694
                                              2005      36.99         38.77            3,645
                                              2006      38.77         41.03            3,115
                                              2007      41.03         51.61            2,815
                                              2008      51.61         27.01            2,438
                                              2009      27.01         34.32            2,292
                                              2010      34.32         42.22            2,111
                                              2011      42.22         41.91            1,783

Fidelity Investment Grade Bond Investment
  Division..................................  2002      19.54         21.36              911
                                              2003      21.36         22.16              908
                                              2004      22.16         22.93              803
                                              2005      22.93         23.22              895
                                              2006      23.22         24.00              809
                                              2007      24.00         24.80              841
                                              2008      24.80         23.77              730
                                              2009      23.77         27.25              794
                                              2010      27.25         29.11              761
                                              2011      29.11         30.95              691



                                     FFA-82

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Fidelity Overseas Investment Division(aa)...  2002      17.54         13.85            1,203
                                              2003      13.85         19.67            1,172
                                              2004      19.67         22.14            1,164
                                              2005      22.14         26.12            1,303
                                              2006      26.12         30.55            1,300
                                              2007      30.55         35.50            1,276
                                              2008      35.50         33.46                0

Harris Oakmark International Investment
  Division -- Class E(f)....................  2002      10.62          8.88                0
                                              2003       8.88         11.90               25
                                              2004      11.90         14.22              147
                                              2005      14.22         16.10              296
                                              2006      16.10         20.57              634
                                              2007      20.57         20.18              664
                                              2008      20.18         11.82              563
                                              2009      11.82         18.19              652
                                              2010      18.19         20.99              657
                                              2011      20.99         17.86              638

Invesco Small Cap Growth Investment
  Division -- Class E(f)....................  2002      11.26          8.54                1
                                              2003       8.54         11.76               20
                                              2004      11.76         12.42               29
                                              2005      12.42         13.34               29
                                              2006      13.34         15.10               53
                                              2007      15.10         16.63               57
                                              2008      16.63         10.10               62
                                              2009      10.10         13.40               75
                                              2010      13.40         16.77               64
                                              2011      16.77         16.45               69

Janus Forty Investment Division -- Class
  E(b)......................................  2007     167.63        206.42                3
                                              2008     206.42        118.71               20
                                              2009     118.71        168.16               30
                                              2010     168.16        182.42               32
                                              2011     182.42        167.25               30

Jennison Growth Investment Division.........  2005       4.18          5.06              317
                                              2006       5.06          5.15              416
                                              2007       5.15          5.70              431
                                              2008       5.70          3.59              460
                                              2009       3.59          4.98              477
                                              2010       4.98          5.50              475
                                              2011       5.50          5.48              429



                                     FFA-83

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Jennison Growth Investment Division
  (formerly Met/Putnam Voyager Investment
  Division)(j)..............................  2001       7.25          4.97              179
                                              2002       4.97          3.50              220
                                              2003       3.50          4.36              299
                                              2004       4.36          4.53              312
                                              2005       4.53          4.14              280

Lazard Mid Cap Investment Division -- Class
  E(f)......................................  2002      11.43          9.73                2
                                              2003       9.73         12.18               18
                                              2004      12.18         13.81               72
                                              2005      13.81         14.81               78
                                              2006      14.81         16.83               98
                                              2007      16.83         16.23              119
                                              2008      16.23          9.93              121
                                              2009       9.93         13.47              117
                                              2010      13.47         16.42              312
                                              2011      16.42         15.41              287

Legg Mason ClearBridge Aggressive Growth
  Investment Division(g)....................  2002       7.79          5.36               84
                                              2003       5.36          6.87              157
                                              2004       6.87          7.41              215
                                              2005       7.41          8.36              214
                                              2006       8.36          8.15              353
                                              2007       8.15          8.28              331
                                              2008       8.28          5.00              318
                                              2009       5.00          6.62              340
                                              2010       6.62          8.13              336
                                              2011       8.13          8.34              429

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division)(q)......  2006       9.82         10.57              100
                                              2007      10.57          9.87              108
                                              2008       9.87          4.45              118
                                              2009       4.45          6.08              123
                                              2010       6.08          6.50              134
                                              2011       6.50          6.92                0



                                     FFA-84

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment
  Division))(l).............................  2001       9.45          8.41                6
                                              2002       8.41          6.65               16
                                              2003       6.65          8.03               33
                                              2004       8.03          8.85               71
                                              2005       8.85          9.41               57
                                              2006       9.41          9.87               59

Loomis Sayles Small Cap Core Investment
  Division..................................  2002      23.51         18.27               63
                                              2003      18.27         24.70               91
                                              2004      24.70         28.47              103
                                              2005      28.47         30.16               94
                                              2006      30.16         34.86              155
                                              2007      34.86         38.64              179
                                              2008      38.64         24.54              176
                                              2009      24.54         31.66              183
                                              2010      31.66         40.00              177
                                              2011      40.00         39.86              174

Loomis Sayles Small Cap Growth Investment
  Division..................................  2002       8.82          6.30               50
                                              2003       6.30          9.05              108
                                              2004       9.05          9.99              119
                                              2005       9.99         10.36              126
                                              2006      10.36         11.29              205
                                              2007      11.29         11.69              186
                                              2008      11.69          6.81              195
                                              2009       6.81          8.77              186
                                              2010       8.77         11.44              194
                                              2011      11.44         11.67              215

Lord Abbett Bond Debenture Investment
  Division(d)...............................  2002      10.80         10.83              254
                                              2003      10.83         12.83              271
                                              2004      12.83         13.78              341
                                              2005      13.78         13.90              408
                                              2006      13.90         15.05              562
                                              2007      15.05         15.93              647
                                              2008      15.93         12.88              617
                                              2009      12.88         17.49              629
                                              2010      17.49         19.61              608
                                              2011      19.61         20.37              543



                                     FFA-85

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Met/Artisan Mid Cap Value Investment
  Division..................................  2002      27.50         24.83              267
                                              2003      24.83         32.63              352
                                              2004      32.63         35.53              451
                                              2005      35.53         38.71              559
                                              2006      38.71         43.13              558
                                              2007      43.13         39.80              484
                                              2008      39.80         21.28              431
                                              2009      21.28         29.85              419
                                              2010      29.85         34.02              387
                                              2011      34.02         35.98              377

Met/Franklin Income Investment
  Division -- Class B(e)....................  2008       9.99          8.01               10
                                              2009       8.01         10.14               24
                                              2010      10.14         11.23               23
                                              2011      11.23         11.37               56

Met/Franklin Low Duration Total Return
  Investment Division(h)....................  2011       9.98          9.79               12

Met/Franklin Mutual Shares Investment
  Division -- Class B(e)....................  2008       9.99          6.62                3
                                              2009       6.62          8.19               26
                                              2010       8.19          9.00               54
                                              2011       9.00          8.87               60

Met/Franklin Templeton Founding Strategy
  Investment Division -- Class B(e).........  2008       9.99          7.05                3
                                              2009       7.05          8.98               14
                                              2010       8.98          9.79               16
                                              2011       9.79          9.53               23

Met/Templeton Growth Investment
  Division -- Class B(e)....................  2008       9.99          6.59                8
                                              2009       6.59          8.65               20
                                              2010       8.65          9.23               16
                                              2011       9.23          8.51               25

MetLife Aggressive Strategy Investment
  Division(r)...............................  2011      12.70         10.93              956



                                     FFA-86

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division)(m)........  2005       9.99         11.20               11
                                              2006      11.20         12.87              171
                                              2007      12.87         13.20              336
                                              2008      13.20          7.80              526
                                              2009       7.80         10.20              723
                                              2010      10.20         11.71              938
                                              2011      11.71         12.73                0

MetLife Conservative Allocation Investment
  Division(m)...............................  2005       9.99         10.34               15
                                              2006      10.34         10.99               75
                                              2007      10.99         11.51              297
                                              2008      11.51          9.79              332
                                              2009       9.79         11.71              380
                                              2010      11.71         12.80              464
                                              2011      12.80         13.12              490

MetLife Conservative to Moderate Allocation
  Investment Division(m)....................  2005       9.99         10.57               33
                                              2006      10.57         11.49              223
                                              2007      11.49         11.96              430
                                              2008      11.96          9.31              529
                                              2009       9.31         11.44              691
                                              2010      11.44         12.67            1,045
                                              2011      12.67         12.71            1,289

MetLife Mid Cap Stock Index Investment
  Division..................................  2002      10.41          8.77              522
                                              2003       8.77         11.73              738
                                              2004      11.73         13.48              811
                                              2005      13.48         14.99              872
                                              2006      14.99         16.35            1,291
                                              2007      16.35         17.46            1,299
                                              2008      17.46         11.04            1,269
                                              2009      11.04         14.98            1,296
                                              2010      14.98         18.74            1,260
                                              2011      18.74         18.21            1,189



                                     FFA-87

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

MetLife Moderate Allocation Investment
  Division(m)...............................  2005       9.99         10.79              117
                                              2006      10.79         11.99              589
                                              2007      11.99         12.42            1,302
                                              2008      12.42          8.80            1,718
                                              2009       8.80         11.06            2,113
                                              2010      11.06         12.44            2,409
                                              2011      12.44         12.18            2,647

MetLife Moderate to Aggressive Allocation
  Investment Division(m)....................  2005       9.99         11.02               51
                                              2006      11.02         12.50              574
                                              2007      12.50         12.90            1,213
                                              2008      12.90          8.31            1,607
                                              2009       8.31         10.65            2,142
                                              2010      10.65         12.12            2,566
                                              2011      12.12         11.58            2,806

MetLife Stock Index Investment Division.....  2002      38.60         29.69            5,609
                                              2003      29.69         37.71            5,667
                                              2004      37.71         41.29            5,517
                                              2005      41.29         42.80            4,020
                                              2006      42.80         48.96            4,043
                                              2007      48.96         51.03            3,746
                                              2008      51.03         31.80            3,367
                                              2009      31.80         39.76            3,167
                                              2010      39.76         45.23            3,028
                                              2011      45.23         45.63            2,563

MFS(R) Research International Investment
  Division..................................  2002       8.74          7.66               31
                                              2003       7.66         10.04               65
                                              2004      10.04         11.90              122
                                              2005      11.90         13.77              158
                                              2006      13.77         17.31              383
                                              2007      17.31         19.48              428
                                              2008      19.48         11.14            2,486
                                              2009      11.14         14.56            2,360
                                              2010      14.56         16.11            2,133
                                              2011      16.11         14.29            1,816



                                     FFA-88

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

MFS(R) Total Return Investment Division(k)..  2004      33.30         36.38            1,276
                                              2005      36.38         37.16            1,466
                                              2006      37.16         41.31            1,337
                                              2007      41.31         42.71            1,233
                                              2008      42.71         32.94            1,056
                                              2009      32.94         38.70              960
                                              2010      38.70         42.20              890
                                              2011      42.20         42.81              759

MFS(R) Value Investment Division............  2002      11.70          9.95              748
                                              2003       9.95         12.37              940
                                              2004      12.37         13.65            1,269
                                              2005      13.65         13.33            1,123
                                              2006      13.33         15.60            1,335
                                              2007      15.60         14.87            1,284
                                              2008      14.87          9.80            1,059
                                              2009       9.80         11.73            1,035
                                              2010      11.73         12.95            1,023
                                              2011      12.95         12.93              953

Morgan Stanley EAFE(R) Index Investment
  Division..................................  2002       8.77          7.24              672
                                              2003       7.24          9.87              882
                                              2004       9.87         11.70              983
                                              2005      11.70         13.13            1,045
                                              2006      13.13         16.35            1,481
                                              2007      16.35         17.95            1,506
                                              2008      17.95         10.30            1,490
                                              2009      10.30         13.13            1,526
                                              2010      13.13         14.07            1,493
                                              2011      14.07         12.19            1,387

Morgan Stanley Mid Cap Growth Investment
  Division(a)...............................  2010      14.24         16.61            2,835
                                              2011      16.61         15.36            2,434



                                     FFA-89

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment Division)(i).....  2001      26.00         16.14            4,759
                                              2002      16.14         11.35            4,044
                                              2003      11.35         15.13            4,103
                                              2004      15.13         17.57            3,924
                                              2005      17.57         18.61            3,336
                                              2006      18.61         20.62            3,690
                                              2007      20.62         22.13            3,422
                                              2008      22.13          9.80            3,029
                                              2009       9.80         12.99            2,939
                                              2010      12.99         14.09                0

Neuberger Berman Genesis Investment
  Division..................................  2002      14.09         10.98              769
                                              2003      10.98         16.33              943
                                              2004      16.33         18.66            1,133
                                              2005      18.66         19.25              990
                                              2006      19.25         22.26            1,299
                                              2007      22.26         21.29            1,187
                                              2008      21.29         12.99            1,045
                                              2009      12.99         14.56              922
                                              2010      14.56         17.54              861
                                              2011      17.54         18.38              802

Neuberger Berman Mid Cap Value Investment
  Division..................................  2002      15.33         13.73              532
                                              2003      13.73         18.57              634
                                              2004      18.57         22.60              878
                                              2005      22.60         25.14              942
                                              2006      25.14         27.76            1,116
                                              2007      27.76         28.44            1,072
                                              2008      28.44         14.83              963
                                              2009      14.83         21.76              961
                                              2010      21.76         27.23              946
                                              2011      27.23         25.25              827

Oppenheimer Capital Appreciation Investment
  Division -- Class E(m)....................  2005      10.02         10.93                3
                                              2006      10.93         11.66               31
                                              2007      11.66         13.22               48
                                              2008      13.22          7.08               59
                                              2009       7.08         10.09               74
                                              2010      10.09         10.94               88
                                              2011      10.94         10.72               78



                                     FFA-90

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Oppenheimer Global Equity Investment
  Division..................................  2002      12.55         10.44              805
                                              2003      10.44         13.49              849
                                              2004      13.49         15.55              829
                                              2005      15.55         17.91            1,404
                                              2006      17.91         20.68            1,700
                                              2007      20.68         21.82            1,597
                                              2008      21.82         12.89            1,449
                                              2009      12.89         17.92            1,379
                                              2010      17.92         20.63            1,289
                                              2011      20.63         18.75            1,158

PIMCO Inflation Protected Bond Investment
  Division -- Class E(n)....................  2006      11.17         11.32               11
                                              2007      11.32         12.43               42
                                              2008      12.43         11.49              328
                                              2009      11.49         13.45              478
                                              2010      13.45         14.37              523
                                              2011      14.37         15.83              673

PIMCO Total Return Investment Division......  2002      10.56         11.47              342
                                              2003      11.47         11.87              667
                                              2004      11.87         12.38              932
                                              2005      12.38         12.56              978
                                              2006      12.56         13.04            1,318
                                              2007      13.04         13.93            1,307
                                              2008      13.93         13.89            1,436
                                              2009      13.89         16.29            1,580
                                              2010      16.29         17.50            1,749
                                              2011      17.50         17.93            1,605

RCM Technology Investment Division..........  2002       7.45          3.65               45
                                              2003       3.65          5.70              330
                                              2004       5.70          5.41              214
                                              2005       5.41          5.97              188
                                              2006       5.97          6.23              274
                                              2007       6.23          8.13              474
                                              2008       8.13          4.49              358
                                              2009       4.49          7.08              395
                                              2010       7.08          9.00              451
                                              2011       9.00          8.04              402



                                     FFA-91

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Russell 2000(R) Index Investment Division...  2002      12.19          9.60              724
                                              2003       9.60         13.90              915
                                              2004      13.90         16.21            1,177
                                              2005      16.21         16.78              955
                                              2006      16.78         19.61            1,305
                                              2007      19.61         19.13            1,234
                                              2008      19.13         12.60            1,191
                                              2009      12.60         15.73            1,207
                                              2010      15.73         19.78            1,203
                                              2011      19.78         18.79            1,040

SSgA Growth ETF Investment Division -- Class
  E(n)......................................  2006      10.74         11.50               12
                                              2007      11.50         12.04               51
                                              2008      12.04          8.00               64
                                              2009       8.00         10.25               75
                                              2010      10.25         11.59               78
                                              2011      11.59         11.26               80

SSgA Growth & Income ETF Investment
  Division -- Class E(n)....................  2006      10.54         11.23                3
                                              2007      11.23         11.74               16
                                              2008      11.74          8.72               16
                                              2009       8.72         10.80               31
                                              2010      10.80         12.02               58
                                              2011      12.02         12.05               44

T. Rowe Price Large Cap Growth Investment
  Division..................................  2002      11.72          8.91              515
                                              2003       8.91         11.55              637
                                              2004      11.55         12.58              690
                                              2005      12.58         13.28              666
                                              2006      13.28         14.90              883
                                              2007      14.90         16.14              844
                                              2008      16.14          9.29              777
                                              2009       9.29         13.20              783
                                              2010      13.20         15.31              793
                                              2011      15.31         15.00              730



                                     FFA-92

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

T. Rowe Price Mid Cap Growth Investment
  Division..................................  2002       8.44          4.68              129
                                              2003       4.68          6.36              267
                                              2004       6.36          7.44              458
                                              2005       7.44          8.47              544
                                              2006       8.47          8.94              857
                                              2007       8.94         10.44              939
                                              2008      10.44          6.24              916
                                              2009       6.24          9.02              959
                                              2010       9.02         11.44              942
                                              2011      11.44         11.18              883

T. Rowe Price Small Cap Growth Investment
  Division..................................  2002      12.42          9.02            1,748
                                              2003       9.02         12.59            1,849
                                              2004      12.59         13.86            1,688
                                              2005      13.86         15.24            1,483
                                              2006      15.24         15.68            1,799
                                              2007      15.68         17.07            1,624
                                              2008      17.07         10.78            1,479
                                              2009      10.78         14.85            1,453
                                              2010      14.85         19.84            1,455
                                              2011      19.84         20.01            1,253

Western Asset Management Strategic Bond
  Opportunities Investment Division.........  2002      16.56         17.98               37
                                              2003      17.98         20.06               96
                                              2004      20.06         21.18              183
                                              2005      21.18         21.58              178
                                              2006      21.58         22.46              252
                                              2007      22.46         23.14              278
                                              2008      23.14         19.48              248
                                              2009      19.48         25.52              271
                                              2010      25.52         28.50              311
                                              2011      28.50         29.97              309



                                     FFA-93

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Western Asset Management U.S. Government
  Investment Division.......................  2002      15.39         16.46              165
                                              2003      16.46         16.58              183
                                              2004      16.58         16.92              203
                                              2005      16.92         17.05              196
                                              2006      17.05         17.59              275
                                              2007      17.59         18.18              326
                                              2008      18.18         17.95              348
                                              2009      17.95         18.55              320
                                              2010      18.55         19.44              286
                                              2011      19.44         20.32              258







---------
Notes:
a The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division. -
b     Inception Date: April 30, 2007. -
c The assets of State Street Research Income Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of State Street Research Income Investment Division. -
d The assets of Loomis Sayles High Yield Bond Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Investment Division. -
e     Inception Date: April 28, 2008. -
f     Inception Date: May 1, 2002. -
g The assets of the Janus Growth Investment Division were merged into the Janus Aggressive Growth Investment Division on April 28, 2003. Accumulation Unit Values prior to April 28, 2003 are those of Janus Growth Investment Division. -

h     Inception Date: May 2, 2011. -

i The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division. -
j The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available. -
k     Inception Date: May 1, 2004. -
l The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division. -
m     Inception Date: May 1, 2005. -
n     Inception Date: May 1, 2006. -
o The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division. -
p The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division. -

q The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.


r The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.


aa Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. -

Please see the Table of Expenses for more information.


                                     FFA-94

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                      FINANCIAL FREEDOM DEFERRED ANNUITIES



                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------
American Funds(R) Balanced Allocation
  Investment Division -- Class C(e).........  2008      10.00          7.03               32
                                              2009       7.03          9.01               93
                                              2010       9.01         10.01              241
                                              2011      10.01          9.70              236

American Funds Bond Investment
  Division -- Class 2(n)....................  2006      15.44         16.26               20
                                              2007      16.26         16.64              181
                                              2008      16.64         14.94              164
                                              2009      14.94         16.67              169
                                              2010      16.67         17.57              200
                                              2011      17.57         18.47              203

American Funds Global Small Capitalization
  Investment Division -- Class 2............  2002      13.77         11.04               46
                                              2003      11.04         16.80              170
                                              2004      16.80         20.11              363
                                              2005      20.11         24.98              443
                                              2006      24.98         30.70              743
                                              2007      30.70         36.92              869
                                              2008      36.92         17.00              820
                                              2009      17.00         27.16              861
                                              2010      27.16         32.94              838
                                              2011      32.94         26.38              712

American Funds(R) Growth Allocation
  Investment Division -- Class C(e).........  2008       9.99          6.37               24
                                              2009       6.37          8.47               79
                                              2010       8.47          9.52              142
                                              2011       9.52          8.98              182



                                     FFA-95

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

American Funds Growth Investment
  Division -- Class 2.......................  2002     124.55         93.21               68
                                              2003      93.21        126.32              117
                                              2004     126.32        140.76              178
                                              2005     140.76        162.02              168
                                              2006     162.02        176.90              259
                                              2007     176.90        196.86              274
                                              2008     196.86        109.26              286
                                              2009     109.26        150.89              304
                                              2010     150.89        177.40              304
                                              2011     177.40        168.23              285

American Funds Growth-Income Investment
  Division -- Class 2.......................  2002      92.64         74.93               72
                                              2003      74.93         98.30              174
                                              2004      98.30        107.47              302
                                              2005     107.47        112.67              284
                                              2006     112.67        128.59              317
                                              2007     128.59        133.79              340
                                              2008     133.79         82.37              337
                                              2009      82.37        107.09              328
                                              2010     107.09        118.21              311
                                              2011     118.21        114.96              290

American Funds(R) Moderate Allocation
  Investment Division -- Class C(e).........  2008      10.01          7.70               23
                                              2009       7.70          9.42               63
                                              2010       9.42         10.26              151
                                              2011      10.26         10.18              194

Artio International Stock Investment
  Division..................................  2002      13.27         10.85            1,006
                                              2003      10.85         13.76              965
                                              2004      13.76         16.11              904
                                              2005      16.11         18.83            1,179
                                              2006      18.83         21.73            1,262
                                              2007      21.73         23.75            1,095
                                              2008      23.75         13.14            1,021
                                              2009      13.14         15.91              971
                                              2010      15.91         16.90              852
                                              2011      16.90         13.41              672



                                     FFA-96

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Barclays Capital Aggregate Bond Index
  Investment Division.......................  2002      11.61         12.68              809
                                              2003      12.68         13.02              978
                                              2004      13.02         13.42            1,171
                                              2005      13.42         13.57            1,266
                                              2006      13.57         14.00            1,651
                                              2007      14.00         14.82            1,753
                                              2008      14.82         15.56            1,497
                                              2009      15.56         16.21            1,549
                                              2010      16.21         17.03            1,540
                                              2011      17.03         18.14            1,425

BlackRock Aggressive Growth Investment
  Division..................................  2002      39.05         27.57            1,655
                                              2003      27.57         38.45            1,590
                                              2004      38.45         43.03            1,507
                                              2005      43.03         47.18            1,356
                                              2006      47.18         49.89            1,235
                                              2007      49.89         59.58            1,096
                                              2008      59.58         32.03            1,008
                                              2009      32.03         47.42              941
                                              2010      47.42         54.16              857
                                              2011      54.16         52.04              697

BlackRock Bond Income Investment
  Division(c)...............................  2002      40.64         43.61              502
                                              2003      43.61         45.72              465
                                              2004      45.72         47.30              430
                                              2005      47.30         47.99              428
                                              2006      47.99         49.64              435
                                              2007      49.64         52.26              448
                                              2008      52.26         49.99              394
                                              2009      49.99         54.21              367
                                              2010      54.21         58.18              355
                                              2011      58.18         61.42              309

BlackRock Diversified Investment Division...  2002      39.79         33.95            1,149
                                              2003      33.95         40.54            1,085
                                              2004      40.54         43.58            1,016
                                              2005      43.58         44.49              919
                                              2006      44.49         48.71              975
                                              2007      48.71         51.10              899
                                              2008      51.10         38.07              798
                                              2009      38.07         44.23              751
                                              2010      44.23         48.04              655
                                              2011      48.04         49.41              541



                                     FFA-97

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

BlackRock Large Cap Core Investment
  Division*(o)..............................  2007      85.63         86.77              758
                                              2008      86.77         54.05              654
                                              2009      54.05         63.94              604
                                              2010      63.94         71.41              545
                                              2011      71.41         71.12              473

BlackRock Large Cap Investment Division.....  2001      83.10         68.31            1,374
                                              2002      68.31         49.99            1,145
                                              2003      49.99         64.49            1,097
                                              2004      64.49         70.82            1,011
                                              2005      70.82         72.67              905
                                              2006      72.67         82.15              829
                                              2007      82.15         86.35                0

BlackRock Large Cap Value Investment
  Division -- Class E(f)....................  2002      10.00          7.94                2
                                              2003       7.94         10.66               22
                                              2004      10.66         11.96               69
                                              2005      11.96         12.53               88
                                              2006      12.53         14.79              262
                                              2007      14.79         15.13              317
                                              2008      15.13          9.73              312
                                              2009       9.73         10.72              309
                                              2010      10.72         11.58              347
                                              2011      11.58         11.71              361

BlackRock Legacy Large Cap Growth Investment
  Division -- Class E (formerly FI Large Cap
  Investment Division -- Class E)(n)(p).....  2006      18.03         18.30                3
                                              2007      18.30         18.81                5
                                              2008      18.81         10.27               14
                                              2009      10.27         10.72                0

BlackRock Legacy Large Cap Growth Investment
  Division -- Class E(k)....................  2004      10.07         11.08               12
                                              2005      11.08         11.73                9
                                              2006      11.73         12.08               50
                                              2007      12.08         14.19               66
                                              2008      14.19          8.90               89
                                              2009       8.90         12.05              125
                                              2010      12.05         14.28              156
                                              2011      14.28         12.87              173



                                     FFA-98

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Calvert VP SRI Balanced Investment
  Division..................................  2002      23.01         20.02              496
                                              2003      20.02         23.66              497
                                              2004      23.66         25.37              458
                                              2005      25.37         26.56              306
                                              2006      26.56         28.62              291
                                              2007      28.62         29.13              265
                                              2008      29.13         19.81              228
                                              2009      19.81         24.59              203
                                              2010      24.59         27.31              190
                                              2011      27.31         28.29              166

Calvert VP SRI Mid Cap Growth Investment
  Division..................................  2002      26.95         19.16              388
                                              2003      19.16         24.99              403
                                              2004      24.99         27.07              359
                                              2005      27.07         26.92              466
                                              2006      26.92         28.51              419
                                              2007      28.51         31.11              395
                                              2008      31.11         19.35              377
                                              2009      19.35         25.31              370
                                              2010      25.31         32.96              371
                                              2011      32.96         33.41              338

Clarion Global Real Estate Investment
  Division -- Class E(k)....................  2004       9.99         12.88               70
                                              2005      12.88         14.48              160
                                              2006      14.48         19.74              464
                                              2007      19.74         16.65              399
                                              2008      16.65          9.61              415
                                              2009       9.61         12.85              423
                                              2010      12.85         14.79              412
                                              2011      14.79         13.86              398

Davis Venture Value Investment Division.....  2002      27.59         22.86              159
                                              2003      22.86         29.64              224
                                              2004      29.64         32.99              329
                                              2005      32.99         36.04              326
                                              2006      36.04         40.91              470
                                              2007      40.91         42.38              486
                                              2008      42.38         25.46              473
                                              2009      25.46         33.29              451
                                              2010      33.29         36.94              423
                                              2011      36.94         35.11              391



                                     FFA-99

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

FI Value Leaders Investment
  Division -- Class E(f)....................  2002      23.68         19.59                1
                                              2003      19.59         24.59                7
                                              2004      24.59         27.67               17
                                              2005      27.67         30.29               41
                                              2006      30.29         33.54               62
                                              2007      33.54         34.57               64
                                              2008      34.57         20.87               58
                                              2009      20.87         25.16               54
                                              2010      25.16         28.51               55
                                              2011      28.51         26.47               47

Fidelity Equity-Income Investment Division..  2002      35.85         29.49            3,261
                                              2003      29.49         38.08            3,145
                                              2004      38.08         42.07            2,736
                                              2005      42.07         44.11            2,814
                                              2006      44.11         52.52            2,516
                                              2007      52.52         52.82            2,280
                                              2008      52.82         30.00            1,908
                                              2009      30.00         38.70            1,765
                                              2010      38.70         44.15            1,632
                                              2011      44.15         44.16            1,386

Fidelity Growth Investment Division.........  2002      39.64         27.45            4,184
                                              2003      27.45         36.12            4,102
                                              2004      36.12         36.99            3,694
                                              2005      36.99         38.77            3,645
                                              2006      38.77         41.03            3,115
                                              2007      41.03         51.61            2,815
                                              2008      51.61         27.01            2,438
                                              2009      27.01         34.32            2,292
                                              2010      34.32         42.22            2,111
                                              2011      42.22         41.91            1,783

Fidelity Investment Grade Bond Investment
  Division..................................  2002      19.54         21.36              911
                                              2003      21.36         22.16              908
                                              2004      22.16         22.93              803
                                              2005      22.93         23.22              895
                                              2006      23.22         24.00              809
                                              2007      24.00         24.80              841
                                              2008      24.80         23.77              730
                                              2009      23.77         27.25              794
                                              2010      27.25         29.11              761
                                              2011      29.11         30.95              691



                                     FFA-100

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Fidelity Money Market Investment Division...  2002      15.06         15.17              886
                                              2003      15.17         15.17              760
                                              2004      15.17         15.21              621
                                              2005      15.21         15.53              399
                                              2006      15.53         16.13              692
                                              2007      16.13         16.81              933
                                              2008      16.81         17.15              864
                                              2009      17.15         17.11              854
                                              2010      17.11         16.99              632
                                              2011      16.99         16.85              597

Fidelity Overseas Investment Division(aa)...  2001      22.46         17.54            1,470
                                              2002      17.54         13.85            1,203
                                              2003      13.85         19.67            1,172
                                              2004      19.67         22.14            1,164
                                              2005      22.14         26.12            1,303
                                              2006      26.12         30.55            1,300
                                              2007      30.55         35.50            1,276
                                              2008      35.50         33.46                0

Harris Oakmark International Investment
  Division -- Class E(f)....................  2002      10.62          8.88                0
                                              2003       8.88         11.90               25
                                              2004      11.90         14.22              147
                                              2005      14.22         16.10              296
                                              2006      16.10         20.57              634
                                              2007      20.57         20.18              664
                                              2008      20.18         11.82              563
                                              2009      11.82         18.19              652
                                              2010      18.19         20.99              657
                                              2011      20.99         17.86              638

Invesco Small Cap Growth Investment
  Division -- Class E(f)....................  2002      11.26          8.54                1
                                              2003       8.54         11.76               20
                                              2004      11.76         12.42               29
                                              2005      12.42         13.34               29
                                              2006      13.34         15.10               53
                                              2007      15.10         16.63               57
                                              2008      16.63         10.10               62
                                              2009      10.10         13.40               75
                                              2010      13.40         16.77               64
                                              2011      16.77         16.45               69



                                     FFA-101

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Janus Forty Investment Division -- Class
  E(b)......................................  2007     167.63        206.42                3
                                              2008     206.42        118.71               20
                                              2009     118.71        168.16               30
                                              2010     168.16        182.42               32
                                              2011     182.42        167.25               30

Jennison Growth Investment Division.........  2005       4.18          5.06              317
                                              2006       5.06          5.15              416
                                              2007       5.15          5.70              431
                                              2008       5.70          3.59              460
                                              2009       3.59          4.98              477
                                              2010       4.98          5.50              475
                                              2011       5.50          5.48              429

Jennison Growth Investment Division
  (formerly Met/Putnam Voyager Investment
  Division)(j)..............................  2001       7.25          4.97              179
                                              2002       4.97          3.50              220
                                              2003       3.50          4.36              299
                                              2004       4.36          4.53              312
                                              2005       4.53          4.14              280

Lazard Mid Cap Investment Division -- Class
  E(f)......................................  2002      11.43          9.73                2
                                              2003       9.73         12.18               18
                                              2004      12.18         13.81               72
                                              2005      13.81         14.81               78
                                              2006      14.81         16.83               98
                                              2007      16.83         16.23              119
                                              2008      16.23          9.93              121
                                              2009       9.93         13.47              117
                                              2010      13.47         16.42              312
                                              2011      16.42         15.41              287

Legg Mason ClearBridge Aggressive Growth
  Investment Division(g)....................  2002       7.79          5.36               84
                                              2003       5.36          6.87              157
                                              2004       6.87          7.41              215
                                              2005       7.41          8.36              214
                                              2006       8.36          8.15              353
                                              2007       8.15          8.28              331
                                              2008       8.28          5.00              318
                                              2009       5.00          6.62              340
                                              2010       6.62          8.13              336
                                              2011       8.13          8.34              429



                                     FFA-102

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment
  Division))(l).............................  2001       9.45          8.41                6
                                              2002       8.41          6.65               16
                                              2003       6.65          8.03               33
                                              2004       8.03          8.85               71
                                              2005       8.85          9.41               57
                                              2006       9.41          9.87               59

Legg Mason ClearBridge Aggressive Growth
  Investment Division (formerly Legg Mason
  Value Equity Investment Division)(l)(q)...  2006       9.82         10.57              100
                                              2007      10.57          9.87              108
                                              2008       9.87          4.45              118
                                              2009       4.45          6.08              123
                                              2010       6.08          6.50              134
                                              2011       6.50          6.92                0

Loomis Sayles Small Cap Core Investment
  Division..................................  2002      23.51         18.27               63
                                              2003      18.27         24.70               91
                                              2004      24.70         28.47              103
                                              2005      28.47         30.16               94
                                              2006      30.16         34.86              155
                                              2007      34.86         38.64              179
                                              2008      38.64         24.54              176
                                              2009      24.54         31.66              183
                                              2010      31.66         40.00              177
                                              2011      40.00         39.86              174

Loomis Sayles Small Cap Growth Investment
  Division..................................  2002       8.82          6.30               50
                                              2003       6.30          9.05              108
                                              2004       9.05          9.99              119
                                              2005       9.99         10.36              126
                                              2006      10.36         11.29              205
                                              2007      11.29         11.69              186
                                              2008      11.69          6.81              195
                                              2009       6.81          8.77              186
                                              2010       8.77         11.44              194
                                              2011      11.44         11.67              215



                                     FFA-103

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Lord Abbett Bond Debenture Investment
  Division(d)...............................  2002      10.80         10.83              254
                                              2003      10.83         12.83              271
                                              2004      12.83         13.78              341
                                              2005      13.78         13.90              408
                                              2006      13.90         15.05              562
                                              2007      15.05         15.93              647
                                              2008      15.93         12.88              617
                                              2009      12.88         17.49              629
                                              2010      17.49         19.61              608
                                              2011      19.61         20.37              543

Met/Artisan Mid Cap Value Investment
  Division..................................  2002      27.50         24.83              267
                                              2003      24.83         32.63              352
                                              2004      32.63         35.53              451
                                              2005      35.53         38.71              559
                                              2006      38.71         43.13              558
                                              2007      43.13         39.80              484
                                              2008      39.80         21.28              431
                                              2009      21.28         29.85              419
                                              2010      29.85         34.02              387
                                              2011      34.02         35.98              377

Met/Franklin Income Investment
  Division -- Class B(e)....................  2008       9.99          8.01               10
                                              2009       8.01         10.14               24
                                              2010      10.14         11.23               23
                                              2011      11.23         11.37               56

Met/Franklin Low Duration Total Return
  Investment Division(h)....................  2011       9.98          9.79               12

Met/Franklin Mutual Shares Investment
  Division -- Class B(e)....................  2008       9.99          6.62                3
                                              2009       6.62          8.19               26
                                              2010       8.19          9.00               54
                                              2011       9.00          8.87               60

Met/Franklin Templeton Founding Strategy
  Investment Division -- Class B(e).........  2008       9.99          7.05                3
                                              2009       7.05          8.98               14
                                              2010       8.98          9.79               16
                                              2011       9.79          9.53               23



                                     FFA-104

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Met/Templeton Growth Investment
  Division -- Class B(e)....................  2008       9.99          6.59                8
                                              2009       6.59          8.65               20
                                              2010       8.65          9.23               16
                                              2011       9.23          8.51               25

MetLife Aggressive Strategy Investment
  Division(r)...............................  2011      12.70         10.93              956

MetLife Aggressive Strategy Investment
  Division (formerly MetLife Aggressive
  Allocation Investment Division)(m)........  2005       9.99         11.20               11
                                              2006      11.20         12.87              171
                                              2007      12.87         13.20              336
                                              2008      13.20          7.80              526
                                              2009       7.80         10.20              723
                                              2010      10.20         11.71              938
                                              2011      11.71         12.73                0

MetLife Conservative Allocation Investment
  Division(m)...............................  2005       9.99         10.34               15
                                              2006      10.34         10.99               75
                                              2007      10.99         11.51              297
                                              2008      11.51          9.79              332
                                              2009       9.79         11.71              380
                                              2010      11.71         12.80              464
                                              2011      12.80         13.12              490

MetLife Conservative to Moderate Allocation
  Investment Division(m)....................  2005       9.99         10.57               33
                                              2006      10.57         11.49              223
                                              2007      11.49         11.96              430
                                              2008      11.96          9.31              529
                                              2009       9.31         11.44              691
                                              2010      11.44         12.67            1,045
                                              2011      12.67         12.71            1,289



                                     FFA-105

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

MetLife Mid Cap Stock Index Investment
  Division..................................  2002      10.41          8.77              522
                                              2003       8.77         11.73              738
                                              2004      11.73         13.48              811
                                              2005      13.48         14.99              872
                                              2006      14.99         16.35            1,291
                                              2007      16.35         17.46            1,299
                                              2008      17.46         11.04            1,269
                                              2009      11.04         14.98            1,296
                                              2010      14.98         18.74            1,260
                                              2011      18.74         18.21            1,189

MetLife Moderate Allocation Investment
  Division(m)...............................  2005       9.99         10.79              117
                                              2006      10.79         11.99              589
                                              2007      11.99         12.42            1,302
                                              2008      12.42          8.80            1,718
                                              2009       8.80         11.06            2,113
                                              2010      11.06         12.44            2,409
                                              2011      12.44         12.18            2,647

MetLife Moderate to Aggressive Allocation
  Investment Division(m)....................  2005       9.99         11.02               51
                                              2006      11.02         12.50              574
                                              2007      12.50         12.90            1,213
                                              2008      12.90          8.31            1,607
                                              2009       8.31         10.65            2,142
                                              2010      10.65         12.12            2,566
                                              2011      12.12         11.58            2,806

MetLife Stock Index Investment Division.....  2002      38.60         29.69            5,609
                                              2003      29.69         37.71            5,667
                                              2004      37.71         41.29            5,517
                                              2005      41.29         42.80            4,020
                                              2006      42.80         48.96            4,043
                                              2007      48.96         51.03            3,746
                                              2008      51.03         31.80            3,367
                                              2009      31.80         39.76            3,167
                                              2010      39.76         45.23            3,028
                                              2011      45.23         45.63            2,563



                                     FFA-106

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

MFS(R) Research International Investment
  Division..................................  2002       8.74          7.66               31
                                              2003       7.66         10.04               65
                                              2004      10.04         11.90              122
                                              2005      11.90         13.77              158
                                              2006      13.77         17.31              383
                                              2007      17.31         19.48              428
                                              2008      19.48         11.14            2,486
                                              2009      11.14         14.56            2,360
                                              2010      14.56         16.11            2,133
                                              2011      16.11         14.29            1,816

MFS(R) Total Return Investment Division(k)..  2004      33.30         36.38            1,276
                                              2005      36.38         37.16            1,466
                                              2006      37.16         41.31            1,337
                                              2007      41.31         42.71            1,233
                                              2008      42.71         32.94            1,056
                                              2009      32.94         38.70              960
                                              2010      38.70         42.20              890
                                              2011      42.20         42.81              759

MFS(R) Value Investment Division............  2002      11.70          9.95              748
                                              2003       9.95         12.37              940
                                              2004      12.37         13.65            1,269
                                              2005      13.65         13.33            1,123
                                              2006      13.33         15.60            1,335
                                              2007      15.60         14.87            1,284
                                              2008      14.87          9.80            1,059
                                              2009       9.80         11.73            1,035
                                              2010      11.73         12.95            1,023
                                              2011      12.95         12.93              953

Morgan Stanley EAFE(R) Index Investment
  Division..................................  2002       8.77          7.24              672
                                              2003       7.24          9.87              882
                                              2004       9.87         11.70              983
                                              2005      11.70         13.13            1,045
                                              2006      13.13         16.35            1,481
                                              2007      16.35         17.95            1,506
                                              2008      17.95         10.30            1,490
                                              2009      10.30         13.13            1,526
                                              2010      13.13         14.07            1,493
                                              2011      14.07         12.19            1,387



                                     FFA-107

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Morgan Stanley Mid Cap Growth Investment
  Division(a)...............................  2010      14.24         16.61            2,835
                                              2011      16.61         15.36            2,434

Morgan Stanley Mid Cap Growth Investment
  Division (formerly FI Mid Cap
  Opportunities Investment Division)(i).....  2001      26.00         16.14            4,759
                                              2002      16.14         11.35            4,044
                                              2003      11.35         15.13            4,103
                                              2004      15.13         17.57            3,924
                                              2005      17.57         18.61            3,336
                                              2006      18.61         20.62            3,690
                                              2007      20.62         22.13            3,422
                                              2008      22.13          9.80            3,029
                                              2009       9.80         12.99            2,939
                                              2010      12.99         14.09                0

Neuberger Berman Genesis Investment
  Division..................................  2002      14.09         10.98              769
                                              2003      10.98         16.33              943
                                              2004      16.33         18.66            1,133
                                              2005      18.66         19.25              990
                                              2006      19.25         22.26            1,299
                                              2007      22.26         21.29            1,187
                                              2008      21.29         12.99            1,045
                                              2009      12.99         14.56              922
                                              2010      14.56         17.54              861
                                              2011      17.54         18.38              802

Neuberger Berman Mid Cap Value Investment
  Division..................................  2002      15.33         13.73              532
                                              2003      13.73         18.57              634
                                              2004      18.57         22.60              878
                                              2005      22.60         25.14              942
                                              2006      25.14         27.76            1,116
                                              2007      27.76         28.44            1,072
                                              2008      28.44         14.83              963
                                              2009      14.83         21.76              961
                                              2010      21.76         27.23              946
                                              2011      27.23         25.25              827



                                     FFA-108

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Oppenheimer Capital Appreciation Investment
  Division- Class E(m)......................  2005      10.02         10.93                3
                                              2006      10.93         11.66               31
                                              2007      11.66         13.22               48
                                              2008      13.22          7.08               59
                                              2009       7.08         10.09               74
                                              2010      10.09         10.94               88
                                              2011      10.94         10.72               78

Oppenheimer Global Equity Investment
  Division..................................  2002      12.55         10.44              805
                                              2003      10.44         13.49              849
                                              2004      13.49         15.55              829
                                              2005      15.55         17.91            1,404
                                              2006      17.91         20.68            1,700
                                              2007      20.68         21.82            1,597
                                              2008      21.82         12.89            1,449
                                              2009      12.89         17.92            1,379
                                              2010      17.92         20.63            1,289
                                              2011      20.63         18.75            1,158

PIMCO Inflation Protected Bond Investment
  Division -- Class E(n)....................  2006      11.17         11.32               11
                                              2007      11.32         12.43               42
                                              2008      12.43         11.49              328
                                              2009      11.49         13.45              478
                                              2010      13.45         14.37              523
                                              2011      14.37         15.83              673

PIMCO Total Return Investment Division......  2002      10.56         11.47              342
                                              2003      11.47         11.87              667
                                              2004      11.87         12.38              932
                                              2005      12.38         12.56              978
                                              2006      12.56         13.04            1,318
                                              2007      13.04         13.93            1,307
                                              2008      13.93         13.89            1,436
                                              2009      13.89         16.29            1,580
                                              2010      16.29         17.50            1,749
                                              2011      17.50         17.93            1,605



                                     FFA-109

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

RCM Technology Investment Division..........  2002       7.45          3.65               45
                                              2003       3.65          5.70              330
                                              2004       5.70          5.41              214
                                              2005       5.41          5.97              188
                                              2006       5.97          6.23              274
                                              2007       6.23          8.13              474
                                              2008       8.13          4.49              358
                                              2009       4.49          7.08              395
                                              2010       7.08          9.00              451
                                              2011       9.00          8.04              402

Russell 2000(R) Index Investment Division...  2002      12.19          9.60              724
                                              2003       9.60         13.90              915
                                              2004      13.90         16.21            1,177
                                              2005      16.21         16.78              955
                                              2006      16.78         19.61            1,305
                                              2007      19.61         19.13            1,234
                                              2008      19.13         12.60            1,191
                                              2009      12.60         15.73            1,207
                                              2010      15.73         19.78            1,203
                                              2011      19.78         18.79            1,040

SSgA Growth and Income ETF Investment
  Division -- Class E(n)....................  2006      10.54         11.23                3
                                              2007      11.23         11.74               16
                                              2008      11.74          8.72               16
                                              2009       8.72         10.80               31
                                              2010      10.80         12.02               58
                                              2011      12.02         12.05               44

SSgA Growth ETF Investment Division -- Class
  E(n)......................................  2006      10.74         11.50               12
                                              2007      11.50         12.04               51
                                              2008      12.04          8.00               64
                                              2009       8.00         10.25               75
                                              2010      10.25         11.59               78
                                              2011      11.59         11.26               80



                                     FFA-110

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

T. Rowe Price Large Cap Growth Investment
  Division..................................  2002      11.72          8.91              515
                                              2003       8.91         11.55              637
                                              2004      11.55         12.58              690
                                              2005      12.58         13.28              666
                                              2006      13.28         14.90              883
                                              2007      14.90         16.14              844
                                              2008      16.14          9.29              777
                                              2009       9.29         13.20              783
                                              2010      13.20         15.31              793
                                              2011      15.31         15.00              730

T. Rowe Price Mid Cap Growth Investment
  Division..................................  2002       8.44          4.68              129
                                              2003       4.68          6.36              267
                                              2004       6.36          7.44              458
                                              2005       7.44          8.47              544
                                              2006       8.47          8.94              857
                                              2007       8.94         10.44              939
                                              2008      10.44          6.24              916
                                              2009       6.24          9.02              959
                                              2010       9.02         11.44              942
                                              2011      11.44         11.18              883

T. Rowe Price Small Cap Growth Investment
  Division..................................  2002      12.42          9.02            1,748
                                              2003       9.02         12.59            1,849
                                              2004      12.59         13.86            1,688
                                              2005      13.86         15.24            1,483
                                              2006      15.24         15.68            1,799
                                              2007      15.68         17.07            1,624
                                              2008      17.07         10.78            1,479
                                              2009      10.78         14.85            1,453
                                              2010      14.85         19.84            1,455
                                              2011      19.84         20.01            1,253



                                     FFA-111

                                                    BEGINNING OF                     NUMBER OF
                                                        YEAR       END OF YEAR  ACCUMULATION UNITS
                                                    ACCUMULATION  ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                           YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                           ----  ------------  ------------  ------------------

Western Asset Management Strategic Bond
  Opportunities Investment Division.........  2002      16.56         17.98               37
                                              2003      17.98         20.06               96
                                              2004      20.06         21.18              183
                                              2005      21.18         21.58              178
                                              2006      21.58         22.46              252
                                              2007      22.46         23.14              278
                                              2008      23.14         19.48              248
                                              2009      19.48         25.52              271
                                              2010      25.52         28.50              311
                                              2011      28.50         29.97              309

Western Asset Management U.S. Government
  Investment Division.......................  2002      15.39         16.46              165
                                              2003      16.46         16.58              183
                                              2004      16.58         16.92              203
                                              2005      16.92         17.05              196
                                              2006      17.05         17.59              275
                                              2007      17.59         18.18              326
                                              2008      18.18         17.95              348
                                              2009      17.95         18.55              320
                                              2010      18.55         19.44              286
                                              2011      19.44         20.32              258





---------
Notes:

a The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division. -


b     Inception Date: April 30, 2007. -


c The assets of State Street Research Income Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of State Street Research Income Investment Division. -


d The assets of Loomis Sayles High Yield Bond Investment Division were merged into this Investment Division on April 29, 2002. Accumulation Unit Values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Investment Division. -


e     Inception Date: April 28, 2008. -


f     Inception Date: May 1, 2002. -


g The assets of the Janus Growth Investment Division were merged into the Janus Aggressive Growth Investment Division on April 28, 2003. Accumulation Unit Values prior to April 28, 2003 are those of Janus Growth Investment Division. -


h     Inception Date: May 2, 2011. -


i The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division. -


j The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available. -


k     Inception Date: May 1, 2004. -


l The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division. -


m     Inception Date: May 2, 2011. -


n     Inception Date: May 1, 2006. -



                                     FFA-112

o The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division. -


p The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division. -


q The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.


r The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.


aa Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.


* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. -


Please see the Table of Expenses for more information.


                                     FFA-113

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

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------





American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)
Fidelity(R) Variable Insurance    Investment Grade Bond Portfolio   Fidelity VIP Investment Grade
  Products                                                               Bond Portfolio
Fidelity(R) Variable Insurance    Equity-Income Portfolio           Fidelity VIP Equity-Income
  Products                                                               Portfolio
Fidelity(R) Variable Insurance    Growth Portfolio                  Fidelity VIP Growth Portfolio
  Products
Fidelity(R) Variable Insurance    Money Market Portfolio            Fidelity VIP Money Market
  Products                                                               Portfolio





                                     FFA-115

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that you are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.



                                     FFA-117

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

                                   APPENDIX E

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................      10
WITHDRAWALS....................................................................      12
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                     FFA-119

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


    [ ] Metropolitan Life Separate Account E


    [ ] Metropolitan Series Fund,


    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] Calvert Variable Series, Inc.

    [ ] Fidelity Variable Insurance Products Funds

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                     FFA-121

                       METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          PREFERENCE PLUS((R)) ACCOUNT
               PREFERENCE PLUS((R)) ACCOUNT FOR ENHANCED CONTRACTS
                      ENHANCED PREFERENCE PLUS((R)) ACCOUNT
                                       AND
                            FINANCIAL FREEDOM ACCOUNT

       GROUP AND INDIVIDUAL DEFERRED ANNUITY AND INCOME ANNUITY CONTRACTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FORM N-4 PART B


                                 APRIL 30, 2012


This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus(R) Account, Preference Plus(R) Account for Enhanced Contracts, Enhanced Preference Plus(R) Account and Financial Freedom Account Deferred Annuities and Income Annuities, and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.


Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled "Important Terms You Should Know" of the Prospectuses for Preference Plus(R) Account, Preference Plus(R) Account for Enhanced Contracts, Enhanced Preference Plus(R) Account and Financial Freedom Account Variable Annuity Contracts dated April 30, 2012.


                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................     2

SERVICES................................................................     2

PRINCIPAL UNDERWRITER...................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.......................     2

EXPERIENCE FACTOR.......................................................     3

VARIABLE INCOME PAYMENTS................................................     3

CALCULATING THE ANNUITY UNIT VALUE......................................     4

ADVERTISEMENT OF THE SEPARATE ACCOUNT...................................     6

VOTING RIGHTS...........................................................     8

ERISA...................................................................     9

TAXES...................................................................    10

WITHDRAWALS.............................................................    12

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT............................     1

FINANCIAL STATEMENTS OF METLIFE.........................................   F-1

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1,
2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                    SERVICES

MetLife has retained Fascore LLC to administer some of its group Contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.

                              PRINCIPAL UNDERWRITER


MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. Preference Plus(R) Account Deferred and Income Annuities and Preference Plus(R) Account for Enhanced Contracts Deferred and Income Annuities are no longer offered. However, contract owners and participants may still make purchase payments, and participants may still enroll under issued group Contracts. The offering of all other Contracts available under this registration statement is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.


                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                             COMPANY                         DISTRIBUTOR
--------------------------------  --------------------------------  --------------------------------
2011............................            $222,177,300                           $0

2010............................            $173,815,499                           $0

2009............................            $132,751,280                           $0



                                EXPERIENCE FACTOR


We use the term "experience factor" to describe investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the 'Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.



The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of ..95%).


                            VARIABLE INCOME PAYMENTS

"Variable income payments" include variable income payments made under the Deferred Annuities and Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS


The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The Income Annuity specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates, which will not be less than current rates. The purpose of this provision is to assure the annuitant that, at retirement, if the current Fixed Income Option purchase rates are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the higher rates.

ANNUITY UNIT VALUE

The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)


REALLOCATION PRIVILEGE



Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.



When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     - First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;


     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.


Here are examples of the effect of a reallocation on the income payment:


     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by Investment Division A will be decreased by $40.



     - Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40.


                       CALCULATING THE ANNUITY UNIT VALUE

We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period.' We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.


To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

                ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

  1.  Annuity Unit Value, beginning of period.............................    $       10.20

  2.  "Experience factor" for period......................................         1.023558

  3.  Daily adjustment for 3% Assumed Investment Return...................     1.0000809863

  4.  (2) / (3)...........................................................         1.023475

  5.  Annuity Unit Value, end of period (1) x (4).........................    $       10.44


                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                               THE INCOME ANNUITY)
           Annuitant age 65, Life Annuity with 120 Payments Guaranteed

  1.  Number of Accumulation Units as of Annuity Date........................      1,500.00

  2.  Accumulation Unit Value................................................    $    11.80

  3.  Accumulation Value of the Deferred Annuity (1) x (2)...................    $17,700.00

  4.  First monthly income payment per $1,000 of Accumulation Value..........    $     5.52

  5.  First monthly income payment (3) x (4) / 1,000.........................    $    97.70

  6.  Assume Annuity Unit Value as of Annuity Date equal to (see Illustration
      of Calculation of Annuity Unit Value above)............................    $    10.80

  7.  Number of Annuity Units (5) / (6)......................................       9.04630

  8.  Assume Annuity Unit Value for the second month equal to (10 days prior
      to payment)............................................................    $    10.97

  9.  Second monthly Annuity Payment (7) x (8)...............................    $    99.24

 10.  Assume Annuity Unit Value for third month equal to.....................    $    10.53

 11.  Next monthly Annuity Payment (7) x (10)................................    $    95.26


DETERMINING THE VARIABLE INCOME PAYMENT


Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Investment Divisions.


                      ADVERTISEMENT OF THE SEPARATE ACCOUNT


From time to time we advertise the performance of various Separate Account Investment Divisions. For the money market Investment Divisions, this performance will be stated in terms of "yield" and "effective yield." For the other Investment Divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market Investment Divisions refers to the income generated by an investment in the Investment Division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the Investment Division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market Investment Divisions, will refer to the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)/(c d) + 1)(6) + 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an Early Withdrawal Charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0) (annualization factor)] + 1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Early Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.


Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred Annuities were in existence prior to their inception date.

After the inception date, actual accumulation unit or annuity unit data is used.

Historical performance information should not be relied on as a guarantee of future performance results.


Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index
(WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.



Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the BlackRock Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or BlackRock Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these Investment Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.



An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other Investment Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Investment Divisions.

We may state performance for the Investment Divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.


Past performance is no guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

An illustration should not be replied upon as a guarantee of future results.

                                  VOTING RIGHTS


In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.



Accordingly, You have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.


Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.


Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.



You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.



Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You may furnish such materials to participants who may give You voting instructions.



Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions.


Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.


DISREGARDING VOTING INSTRUCTIONS

MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Funds'(R) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                      ERISA


If your plan is subject to ERISA (the Employee Retirement Income Security Act of
1974) and You are married, the income payments, withdrawal provisions and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.



Generally, the spouse must give qualified consent whenever You elect to:



     a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);


     b. make certain withdrawals under plans for which a qualified consent is required;

     c.   name someone other than the spouse as your beneficiary;

     d.   use your accrued benefit as security for a loan exceeding $5,000.


Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 180-day period (90-day period for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.


If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

                                      TAXES

TRADITIONAL IRA AND ENHANCED IRA ANNUITIES

The tax rules outlined in this section for both Traditional IRA and Enhanced IRA Annuities are the same.


Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code $5,000 in 2012 (and indexed for inflation thereafter)) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if You are at least 50 years old, You may make additional contributions of $1,000 per year for 2012 and thereafter, provided You have sufficient compensation.) Generally, no contributions to a Traditional IRA are allowed during or after the tax year in which You attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.


If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


Annual contributions are generally deductible up to the above limits if neither You nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if You lived apart for the entire taxable year and file separate returns. For 2012, if You are an "active participant" in another retirement plan and if your modified adjusted gross income is $58,000 or less ($92,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your modified adjusted gross income is at least $68,000 ($112,000 for married couples filing jointly, $10,000 for a married person filing separately). If your modified adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the modified adjusted gross income limits for the non-active participant spouse is $173,000 for a full deduction (with a phase-out between $173,000 and $183,000). If You file a joint return and You and your spouse are under age 70 1/2, You and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.



Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs in the aggregate may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code $5,000 in 2012 (indexed for inflation thereafter)) or 100% of your "compensation." (Additionally, if You are at least 50 years old; You may make additional contributions of $1,000 per year for 2012 and thereafter.) You can contribute up to the annual contribution limit to a Roth IRA if your modified adjusted gross income is $110,000 or less ($173,000 or less for married couples filing jointly but not for married couples filing separately). However, You cannot make any annual contributions if your modified adjusted gross income is $125,000 or more ($183,000 or more for married couples filing jointly, $10,000 or more for a married person filing separately). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $110,000 and $125,000 and for married couples filing jointly with income between $173,000 and $183,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the amount under 219(b)(1)(A) or 100% your "compensation" as defined by the Code, except for "spousal IRAs." These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing eligible retirement plan (such as an IRA) to a Roth IRA. (Note: The taxable amount converted from an eligible retirement plan to a Roth IRA is subject to ordinary income taxes.) You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.


SEP-IRA Annuities. If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition, rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity.


     - Except for permissible contributions under the Code made in accordance with the employer's SEP, and permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($5,000 in 2012

          (adjusted for inflation thereafter). This limitation applies in the aggregate to all IRAs (including Roth and SEP IRAs) of which an individual is the owner.


     - Individuals age 50 or older can make an additional "catch-up" purchase payment of $1,000 a year for 2012 and thereafter, (assuming the individual has sufficient compensation). Purchase payments in excess of this amount may be subject to a penalty tax.



     - Purchase payments (except for permissible rollovers and direct transfers and contributions under your employer's SEP) are generally not permitted after the calendar year in which You attain age 69 1/2.


     - These age and dollar limits do not apply to tax free rollovers or transfers.

     - Your annual purchase payments may be deductible subject to the Traditional IRA contribution rates. (As discussed above.)


Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, You (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by You under the IRA rules discussed above.


SIMPLE IRAS

Eligibility and Contributions. To be eligible to establish a SIMPLE IRA, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained your employer. Many of the same tax rules that apply Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.


If You are participating in a SIMPLE IRA plan You may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.



                                                                CONTRIBUTION LIMIT       CATCH-UP FOR
                                                               FOR TAXPAYERS UNDER    TAX PAYERS AGE 50
FOR TAX YEARS BEGINNING IN                                            AGE 50              AND OLDER
--------------------------                                     -------------------    -----------------
2012 and thereafter........................................          $11,500                $2,500



Note: the Contribution limits above will be adjusted for inflation in years after 2007.

These contributions, not including the age 50+ catch up, (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under Section 402(g) of the Code as shown below:


FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR                             APPLICABLE DOLLAR LIMIT
--------------------------------------------                             -----------------------
2012 and thereafter..................................................            $17,000




You may also make rollovers and direct transfers into your SIMPLE IRA Contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.



You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.


403(B)/TSA ANNUITIES

General. These annuities fall under Section 403(b) of the Code which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.


Except for instances of a TSA Annuity under which the employer retains all rights on behalf of participants, your employer generally buys the TSA Annuity for You. The Code limits the amount of purchase payments that can be made. In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year). Purchase payments over this amount may be subject to adverse tax consequences and special rules apply to the withdrawal of excess contributions.

Salary reduction contributions to 403(b) plans (as well as any other salary reduction contribution to qualified plans of an employer), are also subject to the aggregate annual limitation under Section 402 (g) of the Code as shown below:


FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR                             APPLICABLE DOLLAR LIMIT
--------------------------------------------                             -----------------------
2012 and thereafter..................................................            $17,000




The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5,500 for 2012 and thereafter (indexed for inflation), regardless of the number of plans in which the employee participates.


DEVELOPMENTS AFFECTING NON-QUALIFIED DEFERRED COMPENSATION ARRANGEMENTS

Section 409A of the Code, recently added by the American Jobs Creation Act of 2004 ("AJCA"), imposes requirements and restrictions on deferred compensation arrangements including Section 457(f) plans, Section 451 deferred fee and deferred compensation arrangements, severance arrangements and Section 415(m) excess compensation arrangements. These include new rules affecting: (a) the time and manner under which deferral elections must be made; (b) permitted distributions; (c) the time and manner under which initial distribution elections may be made; and (d) changes in the time and form of distributions.


Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a deferred compensation arrangement should consult with and rely on their own independent tax adviser regarding the application of the relevant rules to their particular situation.


                                   WITHDRAWALS

We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
MetLife of CT Separate Account Eleven for Variable Annuities and Board of Directors of
MetLife Insurance Company of Connecticut

We have audited the accompanying statements of assets and liabilities of MetLife of CT Separate Account Eleven for Variable Annuities (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                    ALLIANCEBERNSTEIN
                                      ALGER CAPITAL   GLOBAL THEMATIC                     AMERICAN FUNDS
                                       APPRECIATION            GROWTH AMERICAN FUNDS BOND  GLOBAL GROWTH
                                         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT     SUBACCOUNT
                                      ------------- ----------------- ------------------- --------------
ASSETS:
  Investments at fair value             $ 3,906,615         $ 873,881        $ 11,151,389  $ 148,056,410
  Due from MetLife Insurance
     Company of Connecticut                      29                --                  --             75
                                      ------------- ----------------- ------------------- --------------
       Total Assets                       3,906,644           873,881          11,151,389    148,056,485
                                      ------------- ----------------- ------------------- --------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                      --                 6                   7             --
                                      ------------- ----------------- ------------------- --------------
       Total Liabilities                         --                 6                   7             --
                                      ------------- ----------------- ------------------- --------------
NET ASSETS                              $ 3,906,644         $ 873,875        $ 11,151,382  $ 148,056,485
                                      ============= ================= =================== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units    $ 3,906,644         $ 873,875        $ 11,151,382  $ 148,045,760
  Net assets from contracts in payout            --                --                  --         10,725
                                      ------------- ----------------- ------------------- --------------
       Total Net Assets                 $ 3,906,644         $ 873,875        $ 11,151,382  $ 148,056,485
                                      ============= ================= =================== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      AMERICAN FUNDS
                                        GLOBAL SMALL AMERICAN FUNDS AMERICAN FUNDS DELAWARE VIP SMALL
                                      CAPITALIZATION         GROWTH  GROWTH-INCOME          CAP VALUE
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT         SUBACCOUNT
                                      -------------- -------------- -------------- ------------------
ASSETS:
  Investments at fair value              $ 3,907,284  $ 323,136,906  $ 275,593,870       $ 12,653,737
  Due from MetLife Insurance
     Company of Connecticut                       --            132            176                 18
                                      -------------- -------------- -------------- ------------------
       Total Assets                        3,907,284    323,137,038    275,594,046         12,653,755
                                      -------------- -------------- -------------- ------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                        4             --             --                 --
                                      -------------- -------------- -------------- ------------------
       Total Liabilities                           4             --             --                 --
                                      -------------- -------------- -------------- ------------------
NET ASSETS                               $ 3,907,280  $ 323,137,038  $ 275,594,046       $ 12,653,755
                                      ============== ============== ============== ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 3,907,280  $ 323,123,373  $ 275,586,990       $ 12,653,755
  Net assets from contracts in payout             --         13,665          7,056                 --
                                      -------------- -------------- -------------- ------------------
       Total Net Assets                  $ 3,907,280  $ 323,137,038  $ 275,594,046       $ 12,653,755
                                      ============== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

  DREYFUS SOCIALLY DWS I CAPITAL DWS II DREMAN SMALL DWS II GLOBAL DWS II GOVERNMENT &  FIDELITY VIP
RESPONSIBLE GROWTH        GROWTH       MID CAP VALUE      THEMATIC   AGENCY SECURITIES    CONTRAFUND
        SUBACCOUNT    SUBACCOUNT          SUBACCOUNT    SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
------------------ ------------- ------------------- ------------- ------------------- -------------
         $ 663,326  $ 10,582,940         $ 8,260,993   $ 3,026,974         $ 6,487,433 $ 223,714,874
                --            22                  12            --                   5           211
------------------ ------------- ------------------- ------------- ------------------- -------------
           663,326    10,582,962           8,261,005     3,026,974           6,487,438   223,715,085
------------------ ------------- ------------------- ------------- ------------------- -------------
                --            --                  --             4                  --            --
------------------ ------------- ------------------- ------------- ------------------- -------------
                --            --                  --             4                  --            --
------------------ ------------- ------------------- ------------- ------------------- -------------
         $ 663,326  $ 10,582,962         $ 8,261,005   $ 3,026,970         $ 6,487,438 $ 223,715,085
================== ============= =================== ============= =================== =============
         $ 663,326  $ 10,582,962         $ 8,261,005   $ 3,026,970         $ 6,487,438 $ 223,660,925
                --            --                  --            --                  --        54,160
------------------ ------------- ------------------- ------------- ------------------- -------------
         $ 663,326  $ 10,582,962         $ 8,261,005   $ 3,026,970         $ 6,487,438 $ 223,715,085
================== ============= =================== ============= =================== =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                         FIDELITY VIP
                                      DYNAMIC CAPITAL  FIDELITY VIP FIDELITY VIP HIGH
                                         APPRECIATION EQUITY-INCOME            INCOME FIDELITY VIP MID CAP
                                           SUBACCOUNT    SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                      --------------- ------------- ----------------- --------------------
ASSETS:
  Investments at fair value               $ 2,068,676 $ 213,824,135      $ 25,924,815        $ 267,439,764
  Due from MetLife Insurance
     Company of Connecticut                        --            --                --                  180
                                      --------------- ------------- ----------------- --------------------
       Total Assets                         2,068,676   213,824,135        25,924,815          267,439,944
                                      --------------- ------------- ----------------- --------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                        55             1                10                   --
                                      --------------- ------------- ----------------- --------------------
       Total Liabilities                           55             1                10                   --
                                      --------------- ------------- ----------------- --------------------
NET ASSETS                                $ 2,068,621 $ 213,824,134      $ 25,924,805        $ 267,439,944
                                      =============== ============= ================= ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 2,068,621 $ 213,448,893      $ 25,880,201        $ 267,316,429
  Net assets from contracts in payout              --       375,241            44,604              123,515
                                      --------------- ------------- ----------------- --------------------
       Total Net Assets                   $ 2,068,621 $ 213,824,134      $ 25,924,805        $ 267,439,944
                                      =============== ============= ================= ====================

The accompanying notes are an integral part of these financial statements.

                   FTVIPT FRANKLIN   FTVIPT FRANKLIN                     FTVIPT TEMPLETON
  FTVIPT FRANKLIN RISING DIVIDENDS     SMALL-MID CAP     FTVIPT MUTUAL DEVELOPING MARKETS   FTVIPT TEMPLETON
INCOME SECURITIES       SECURITIES GROWTH SECURITIES SHARES SECURITIES         SECURITIES FOREIGN SECURITIES
       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
     $ 38,466,965     $ 22,145,019      $ 34,957,692      $ 33,103,290       $ 25,682,023       $ 95,843,879
               33               44               105                --                 --                 81
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
       38,466,998       22,145,063        34,957,797        33,103,290         25,682,023         95,843,960
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
               --               --                --                 5                 68                 --
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
               --               --                --                 5                 68                 --
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
     $ 38,466,998     $ 22,145,063      $ 34,957,797      $ 33,103,285       $ 25,681,955       $ 95,843,960
================= ================ ================= ================= ================== ==================
     $ 38,429,401     $ 22,145,063      $ 34,957,797      $ 33,103,285       $ 25,677,730       $ 95,833,781
           37,597               --                --                --              4,225             10,179
----------------- ---------------- ----------------- ----------------- ------------------ ------------------
     $ 38,466,998     $ 22,145,063      $ 34,957,797      $ 33,103,285       $ 25,681,955       $ 95,843,960
================= ================ ================= ================= ================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                         INVESCO V.I.          INVESCO V.I.  INVESCO V.I.
                                      DIVIDEND GROWTH GOVERNMENT SECURITIES S&P 500 INDEX INVESCO V.I. UTILITIES
                                           SUBACCOUNT            SUBACCOUNT    SUBACCOUNT             SUBACCOUNT
                                      --------------- --------------------- ------------- ----------------------
ASSETS:
  Investments at fair value               $ 1,552,418          $ 20,877,259   $ 3,145,079            $ 2,366,747
  Due from MetLife Insurance
     Company of Connecticut                        --                     1            --                     12
                                      --------------- --------------------- ------------- ----------------------
       Total Assets                         1,552,418            20,877,260     3,145,079              2,366,759
                                      --------------- --------------------- ------------- ----------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                         7                    --             5                     --
                                      --------------- --------------------- ------------- ----------------------
       Total Liabilities                            7                    --             5                     --
                                      --------------- --------------------- ------------- ----------------------
NET ASSETS                                $ 1,552,411          $ 20,877,260   $ 3,145,074            $ 2,366,759
                                      =============== ===================== ============= ======================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 1,552,411          $ 20,877,260   $ 3,145,074            $ 2,366,759
  Net assets from contracts in payout              --                    --            --                     --
                                      --------------- --------------------- ------------- ----------------------
       Total Net Assets                   $ 1,552,411          $ 20,877,260   $ 3,145,074            $ 2,366,759
                                      =============== ===================== ============= ======================

The accompanying notes are an integral part of these financial statements.

  INVESCO V.I. INVESCO V.I.      INVESCO V.I.      INVESCO V.I.
    VAN KAMPEN   VAN KAMPEN        VAN KAMPEN        VAN KAMPEN  JANUS ASPEN
CAPITAL GROWTH     COMSTOCK EQUITY AND INCOME GROWTH AND INCOME   ENTERPRISE JANUS ASPEN OVERSEAS
    SUBACCOUNT   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT   SUBACCOUNT           SUBACCOUNT
-------------- ------------ ----------------- ----------------- ------------ --------------------
  $ 11,358,567  $ 8,042,587     $ 103,925,506      $ 95,293,667 $ 13,553,246         $ 53,633,633
            21           --                --                16          103                   22
-------------- ------------ ----------------- ----------------- ------------ --------------------
    11,358,588    8,042,587       103,925,506        95,293,683   13,553,349           53,633,655
-------------- ------------ ----------------- ----------------- ------------ --------------------
            --           44                 4                --           --                   --
-------------- ------------ ----------------- ----------------- ------------ --------------------
            --           44                 4                --           --                   --
-------------- ------------ ----------------- ----------------- ------------ --------------------
  $ 11,358,588  $ 8,042,543     $ 103,925,502      $ 95,293,683 $ 13,553,349         $ 53,633,655
============== ============ ================= ================= ============ ====================
  $ 11,358,588  $ 8,042,543     $ 103,925,502      $ 95,293,683 $ 13,553,349         $ 53,563,384
            --           --                --                --           --               70,271
-------------- ------------ ----------------- ----------------- ------------ --------------------
  $ 11,358,588  $ 8,042,543     $ 103,925,502      $ 95,293,683 $ 13,553,349         $ 53,633,655
============== ============ ================= ================= ============ ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                                          LMPVET
                                                                LMPVET               LMPVET CLEARBRIDGE VARIABLE
                                      JANUS ASPEN CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE        EQUITY INCOME
                                        WORLDWIDE    AGGRESSIVE GROWTH         APPRECIATION              BUILDER
                                       SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                      ----------- -------------------- -------------------- --------------------
ASSETS:
  Investments at fair value             $ 797,205        $ 392,842,579        $ 345,221,289        $ 135,638,195
  Due from MetLife Insurance
     Company of Connecticut                    --                  104                   --                    5
                                      ----------- -------------------- -------------------- --------------------
       Total Assets                       797,205          392,842,683          345,221,289          135,638,200
                                      ----------- -------------------- -------------------- --------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                    39                   --                  220                   --
                                      ----------- -------------------- -------------------- --------------------
       Total Liabilities                       39                   --                  220                   --
                                      ----------- -------------------- -------------------- --------------------
NET ASSETS                              $ 797,166        $ 392,842,683        $ 345,221,069        $ 135,638,200
                                      =========== ==================== ==================== ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units    $ 797,166        $ 392,642,524        $ 345,180,315        $ 135,597,017
  Net assets from contracts in payout          --              200,159               40,754               41,183
                                      ----------- -------------------- -------------------- --------------------
       Total Net Assets                 $ 797,166        $ 392,842,683        $ 345,221,069        $ 135,638,200
                                      =========== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

              LMPVET
CLEARBRIDGE VARIABLE               LMPVET               LMPVET               LMPVET               LMPVET LMPVET INVESTMENT
         FUNDAMENTAL CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE  COUNSEL VARIABLE
       ALL CAP VALUE     LARGE CAP GROWTH      LARGE CAP VALUE         MID CAP CORE     SMALL CAP GROWTH  SOCIAL AWARENESS
          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT        SUBACCOUNT
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
       $ 354,783,570         $ 99,836,801        $ 134,081,121         $ 42,401,047         $ 59,480,516      $ 43,793,675
                 119                   44                   22                   22                   52                --
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
         354,783,689           99,836,845          134,081,143           42,401,069           59,480,568        43,793,675
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
                  --                   --                   --                   --                   --                18
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
                  --                   --                   --                   --                   --                18
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
       $ 354,783,689         $ 99,836,845        $ 134,081,143         $ 42,401,069         $ 59,480,568      $ 43,793,657
==================== ==================== ==================== ==================== ==================== =================
       $ 354,685,273         $ 99,825,768        $ 134,034,844         $ 42,389,522         $ 59,470,419      $ 43,793,657
              98,416               11,077               46,299               11,547               10,149                --
-------------------- -------------------- -------------------- -------------------- -------------------- -----------------
       $ 354,783,689         $ 99,836,845        $ 134,081,143         $ 42,401,069         $ 59,480,568      $ 43,793,657
==================== ==================== ==================== ==================== ==================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                  LMPVET             LMPVET             LMPVET        LMPVIT WESTERN
                                      VARIABLE LIFESTYLE VARIABLE LIFESTYLE VARIABLE LIFESTYLE ASSET VARIABLE GLOBAL
                                          ALLOCATION 50%     ALLOCATION 70%     ALLOCATION 85%       HIGH YIELD BOND
                                              SUBACCOUNT         SUBACCOUNT         SUBACCOUNT            SUBACCOUNT
                                      ------------------ ------------------ ------------------ ---------------------
ASSETS:
  Investments at fair value                 $ 77,471,716       $ 43,491,073       $ 27,425,050          $ 11,544,769
  Due from MetLife Insurance
     Company of Connecticut                           --                 --                 --                    --
                                      ------------------ ------------------ ------------------ ---------------------
       Total Assets                           77,471,716         43,491,073         27,425,050            11,544,769
                                      ------------------ ------------------ ------------------ ---------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                           11                 13                 14                     1
                                      ------------------ ------------------ ------------------ ---------------------
       Total Liabilities                              11                 13                 14                     1
                                      ------------------ ------------------ ------------------ ---------------------
NET ASSETS                                  $ 77,471,705       $ 43,491,060       $ 27,425,036          $ 11,544,768
                                      ================== ================== ================== =====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 77,425,892       $ 43,491,060       $ 27,425,036          $ 11,544,768
  Net assets from contracts in payout             45,813                 --                 --                    --
                                      ------------------ ------------------ ------------------ ---------------------
       Total Net Assets                     $ 77,471,705       $ 43,491,060       $ 27,425,036          $ 11,544,768
                                      ================== ================== ================== =====================

The accompanying notes are an integral part of these financial statements.

     LMPVIT WESTERN  MIST AMERICAN MIST AMERICAN  MIST AMERICAN
ASSET VARIABLE HIGH FUNDS BALANCED  FUNDS GROWTH FUNDS MODERATE MIST BATTERYMARCH MIST BLACKROCK
             INCOME     ALLOCATION    ALLOCATION     ALLOCATION GROWTH AND INCOME     HIGH YIELD
         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------- -------------- ------------- -------------- ----------------- --------------
      $ 113,968,049    $ 1,813,964   $ 1,437,023    $ 1,349,865     $ 240,466,590  $ 132,699,673
                 --             --            --             --                --             --
------------------- -------------- ------------- -------------- ----------------- --------------
        113,968,049      1,813,964     1,437,023      1,349,865       240,466,590    132,699,673
------------------- -------------- ------------- -------------- ----------------- --------------
                 31              2             3              1                 1             19
------------------- -------------- ------------- -------------- ----------------- --------------
                 31              2             3              1                 1             19
------------------- -------------- ------------- -------------- ----------------- --------------
      $ 113,968,018    $ 1,813,962   $ 1,437,020    $ 1,349,864     $ 240,466,589  $ 132,699,654
=================== ============== ============= ============== ================= ==============
      $ 113,924,944    $ 1,813,962   $ 1,437,020    $ 1,349,864     $ 237,821,998  $ 132,651,796
             43,074             --            --             --         2,644,591         47,858
------------------- -------------- ------------- -------------- ----------------- --------------
      $ 113,968,018    $ 1,813,962   $ 1,437,020    $ 1,349,864     $ 240,466,589  $ 132,699,654
=================== ============== ============= ============== ================= ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                             MIST HARRIS
                                      MIST BLACKROCK MIST CLARION GLOBAL MIST DREMAN SMALL       OAKMARK
                                      LARGE CAP CORE         REAL ESTATE         CAP VALUE INTERNATIONAL
                                          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT    SUBACCOUNT
                                      -------------- ------------------- ----------------- -------------
ASSETS:
  Investments at fair value             $ 46,041,552        $ 69,887,990      $ 11,958,751  $ 63,201,023
  Due from MetLife Insurance
     Company of Connecticut                       --                  14                 1            42
                                      -------------- ------------------- ----------------- -------------
       Total Assets                       46,041,552          69,888,004        11,958,752    63,201,065
                                      -------------- ------------------- ----------------- -------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                       40                  --                --            --
                                      -------------- ------------------- ----------------- -------------
       Total Liabilities                          40                  --                --            --
                                      -------------- ------------------- ----------------- -------------
NET ASSETS                              $ 46,041,512        $ 69,888,004      $ 11,958,752  $ 63,201,065
                                      ============== =================== ================= =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units    $ 46,041,051        $ 69,881,632      $ 11,953,217  $ 63,198,102
  Net assets from contracts in payout            461               6,372             5,535         2,963
                                      -------------- ------------------- ----------------- -------------
       Total Net Assets                 $ 46,041,512        $ 69,888,004      $ 11,958,752  $ 63,201,065
                                      ============== =================== ================= =============

The accompanying notes are an integral part of these financial statements.

                                                 MIST LEGG MASON
    MIST INVESCO                   MIST LAZARD       CLEARBRIDGE MIST LOOMIS SAYLES MIST LORD ABBETT
SMALL CAP GROWTH MIST JANUS FORTY      MID CAP AGGRESSIVE GROWTH     GLOBAL MARKETS   BOND DEBENTURE
      SUBACCOUNT       SUBACCOUNT   SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
---------------- ---------------- ------------ ----------------- ------------------ ----------------
    $ 12,577,813    $ 460,047,207 $ 78,292,584       $ 2,996,588      $ 150,849,575     $ 57,917,571
               9              293           --                --                 --               --
---------------- ---------------- ------------ ----------------- ------------------ ----------------
      12,577,822      460,047,500   78,292,584         2,996,588        150,849,575       57,917,571
---------------- ---------------- ------------ ----------------- ------------------ ----------------
              --               --           35                 3                  7               27
---------------- ---------------- ------------ ----------------- ------------------ ----------------
              --               --           35                 3                  7               27
---------------- ---------------- ------------ ----------------- ------------------ ----------------
    $ 12,577,822    $ 460,047,500 $ 78,292,549       $ 2,996,585      $ 150,849,568     $ 57,917,544
================ ================ ============ ================= ================== ================
    $ 12,577,822    $ 459,583,486 $ 78,285,412       $ 2,996,585      $ 150,582,116     $ 57,912,472
              --          464,014        7,137                --            267,452            5,072
---------------- ---------------- ------------ ----------------- ------------------ ----------------
    $ 12,577,822    $ 460,047,500 $ 78,292,549       $ 2,996,585      $ 150,849,568     $ 57,917,544
================ ================ ============ ================= ================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MIST LORD ABBETT      MIST MET/EATON MIST MET/FRANKLIN MIST MET/TEMPLETON
                                         MID CAP VALUE VANCE FLOATING RATE     MUTUAL SHARES             GROWTH
                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                      ---------------- ------------------- ----------------- ------------------
ASSETS:
  Investments at fair value               $ 45,537,206         $ 1,239,402         $ 933,133       $ 44,468,892
  Due from MetLife Insurance
     Company of Connecticut                         76                  --                --                 18
                                      ---------------- ------------------- ----------------- ------------------
       Total Assets                         45,537,282           1,239,402           933,133         44,468,910
                                      ---------------- ------------------- ----------------- ------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                         --                  --                 4                 --
                                      ---------------- ------------------- ----------------- ------------------
       Total Liabilities                            --                  --                 4                 --
                                      ---------------- ------------------- ----------------- ------------------
NET ASSETS                                $ 45,537,282         $ 1,239,402         $ 933,129       $ 44,468,910
                                      ================ =================== ================= ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 45,532,724         $ 1,239,402         $ 933,129       $ 44,468,910
  Net assets from contracts in payout            4,558                  --                --                 --
                                      ---------------- ------------------- ----------------- ------------------
       Total Net Assets                   $ 45,537,282         $ 1,239,402         $ 933,129       $ 44,468,910
                                      ================ =================== ================= ==================

The accompanying notes are an integral part of these financial statements.

       MIST METLIFE      MIST METLIFE    MIST METLIFE      MIST METLIFE MIST MFS EMERGING MIST MFS RESEARCH
AGGRESSIVE STRATEGY BALANCED STRATEGY GROWTH STRATEGY MODERATE STRATEGY    MARKETS EQUITY     INTERNATIONAL
         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------- ----------------- --------------- ----------------- ----------------- -----------------
       $ 49,596,508      $ 21,835,594    $ 18,833,177      $ 14,146,309      $ 74,235,988      $ 99,020,717
                 --                 5               6                 5                17                --
------------------- ----------------- --------------- ----------------- ----------------- -----------------
         49,596,508        21,835,599      18,833,183        14,146,314        74,236,005        99,020,717
------------------- ----------------- --------------- ----------------- ----------------- -----------------
                  3                --              --                --                --                 6
------------------- ----------------- --------------- ----------------- ----------------- -----------------
                  3                --              --                --                --                 6
------------------- ----------------- --------------- ----------------- ----------------- -----------------
       $ 49,596,505      $ 21,835,599    $ 18,833,183      $ 14,146,314      $ 74,236,005      $ 99,020,711
=================== ================= =============== ================= ================= =================
       $ 49,596,505      $ 21,835,599    $ 18,833,183      $ 14,146,314      $ 74,233,546      $ 98,976,189
                 --                --              --                --             2,459            44,522
------------------- ----------------- --------------- ----------------- ----------------- -----------------
       $ 49,596,505      $ 21,835,599    $ 18,833,183      $ 14,146,314      $ 74,236,005      $ 99,020,711
=================== ================= =============== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                          MIST MORGAN                               MIST PIMCO
                                      STANLEY MID CAP     MIST OPPENHEIMER INFLATION PROTECTED MIST PIMCO TOTAL
                                               GROWTH CAPITAL APPRECIATION                BOND           RETURN
                                           SUBACCOUNT           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                      --------------- -------------------- ------------------- ----------------
ASSETS:
  Investments at fair value              $ 12,905,012        $ 284,007,058       $ 115,644,599    $ 397,228,580
  Due from MetLife Insurance
     Company of Connecticut                        --                   --                  36               70
                                      --------------- -------------------- ------------------- ----------------
       Total Assets                        12,905,012          284,007,058         115,644,635      397,228,650
                                      --------------- -------------------- ------------------- ----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                        16                   24                  --               --
                                      --------------- -------------------- ------------------- ----------------
       Total Liabilities                           16                   24                  --               --
                                      --------------- -------------------- ------------------- ----------------
NET ASSETS                               $ 12,904,996        $ 284,007,034       $ 115,644,635    $ 397,228,650
                                      =============== ==================== =================== ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 12,904,996        $ 283,799,677       $ 115,611,099    $ 397,204,541
  Net assets from contracts in payout              --              207,357              33,536           24,109
                                      --------------- -------------------- ------------------- ----------------
       Total Net Assets                  $ 12,904,996        $ 284,007,034       $ 115,644,635    $ 397,228,650
                                      =============== ==================== =================== ================

The accompanying notes are an integral part of these financial statements.

                      MIST PIONEER    MIST RCM MIST SSGA GROWTH MIST SSGA GROWTH MIST T. ROWE PRICE
MIST PIONEER FUND STRATEGIC INCOME  TECHNOLOGY   AND INCOME ETF              ETF    LARGE CAP VALUE
       SUBACCOUNT       SUBACCOUNT  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
----------------- ---------------- ----------- ---------------- ---------------- ------------------
     $ 60,273,636    $ 224,047,103 $ 8,570,802    $ 117,213,933    $ 141,546,860      $ 117,195,190
               --               19          --               --               --                 83
----------------- ---------------- ----------- ---------------- ---------------- ------------------
       60,273,636      224,047,122   8,570,802      117,213,933      141,546,860        117,195,273
----------------- ---------------- ----------- ---------------- ---------------- ------------------
               10               --           8                5                4                 --
----------------- ---------------- ----------- ---------------- ---------------- ------------------
               10               --           8                5                4                 --
----------------- ---------------- ----------- ---------------- ---------------- ------------------
     $ 60,273,626    $ 224,047,122 $ 8,570,794    $ 117,213,928    $ 141,546,856      $ 117,195,273
================= ================ =========== ================ ================ ==================
     $ 60,249,607    $ 223,958,613 $ 8,570,794    $ 117,213,928    $ 141,546,856      $ 117,190,068
           24,019           88,509          --               --               --              5,205
----------------- ---------------- ----------- ---------------- ---------------- ------------------
     $ 60,273,626    $ 224,047,122 $ 8,570,794    $ 117,213,928    $ 141,546,856      $ 117,195,273
================= ================ =========== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MIST T. ROWE PRICE MIST THIRD AVENUE MIST TURNER MID MIST VAN KAMPEN
                                          MID CAP GROWTH   SMALL CAP VALUE      CAP GROWTH        COMSTOCK
                                              SUBACCOUNT        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                      ------------------ ----------------- --------------- ---------------
ASSETS:
  Investments at fair value                  $ 3,490,862     $ 125,154,303     $ 2,427,478   $ 168,446,905
  Due from MetLife Insurance
     Company of Connecticut                           --                56               5              --
                                      ------------------ ----------------- --------------- ---------------
       Total Assets                            3,490,862       125,154,359       2,427,483     168,446,905
                                      ------------------ ----------------- --------------- ---------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                            9                --              --              13
                                      ------------------ ----------------- --------------- ---------------
       Total Liabilities                               9                --              --              13
                                      ------------------ ----------------- --------------- ---------------
NET ASSETS                                   $ 3,490,853     $ 125,154,359     $ 2,427,483   $ 168,446,892
                                      ================== ================= =============== ===============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 3,490,853     $ 125,036,927     $ 2,427,483   $ 168,417,596
  Net assets from contracts in payout                 --           117,432              --          29,296
                                      ------------------ ----------------- --------------- ---------------
       Total Net Assets                      $ 3,490,853     $ 125,154,359     $ 2,427,483   $ 168,446,892
                                      ================== ================= =============== ===============

The accompanying notes are an integral part of these financial statements.

                      MSF BARCLAYS
  MORGAN STANLEY CAPITAL AGGREGATE     MSF BLACKROCK MSF BLACKROCK BOND MSF BLACKROCK   MSF BLACKROCK
MULTI CAP GROWTH        BOND INDEX AGGRESSIVE GROWTH             INCOME   DIVERSIFIED LARGE CAP VALUE
      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------- ----------------- ----------------- ------------------ ------------- ---------------
     $ 1,037,257     $ 103,893,644      $ 90,389,388      $ 250,881,227 $ 241,546,522    $ 15,175,773
              14                --               109                433             7               8
---------------- ----------------- ----------------- ------------------ ------------- ---------------
       1,037,271       103,893,644        90,389,497        250,881,660   241,546,529      15,175,781
---------------- ----------------- ----------------- ------------------ ------------- ---------------
              --                12                --                 --            --              --
---------------- ----------------- ----------------- ------------------ ------------- ---------------
              --                12                --                 --            --              --
---------------- ----------------- ----------------- ------------------ ------------- ---------------
     $ 1,037,271     $ 103,893,632      $ 90,389,497      $ 250,881,660 $ 241,546,529    $ 15,175,781
================ ================= ================= ================== ============= ===============
     $ 1,037,271     $ 103,664,480      $ 90,381,838      $ 250,696,503 $ 240,948,920    $ 15,175,781
              --           229,152             7,659            185,157       597,609              --
---------------- ----------------- ----------------- ------------------ ------------- ---------------
     $ 1,037,271     $ 103,893,632      $ 90,389,497      $ 250,881,660 $ 241,546,529    $ 15,175,781
================ ================= ================= ================== ============= ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                         MSF BLACKROCK
                                      LEGACY LARGE CAP MSF BLACKROCK MSF DAVIS VENTURE MSF FI VALUE
                                                GROWTH  MONEY MARKET             VALUE      LEADERS
                                            SUBACCOUNT    SUBACCOUNT        SUBACCOUNT   SUBACCOUNT
                                      ---------------- ------------- ----------------- ------------
ASSETS:
  Investments at fair value              $ 206,179,928 $ 396,781,273     $ 110,626,658 $ 75,345,419
  Due from MetLife Insurance
     Company of Connecticut                        232           110               125          213
                                      ---------------- ------------- ----------------- ------------
       Total Assets                        206,180,160   396,781,383       110,626,783   75,345,632
                                      ---------------- ------------- ----------------- ------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                         --            --                --           --
                                      ---------------- ------------- ----------------- ------------
       Total Liabilities                            --            --                --           --
                                      ---------------- ------------- ----------------- ------------
NET ASSETS                               $ 206,180,160 $ 396,781,383     $ 110,626,783 $ 75,345,632
                                      ================ ============= ================= ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 205,989,604 $ 396,638,630     $ 110,612,109 $ 75,344,394
  Net assets from contracts in payout          190,556       142,753            14,674        1,238
                                      ---------------- ------------- ----------------- ------------
       Total Net Assets                  $ 206,180,160 $ 396,781,383     $ 110,626,783 $ 75,345,632
                                      ================ ============= ================= ============

The accompanying notes are an integral part of these financial statements.

                                                                      MSF
                                                          MET/DIMENSIONAL  MSF METLIFE         MSF METLIFE
                    MSF LOOMIS SAYLES MSF MET/ARTISAN INTERNATIONAL SMALL CONSERVATIVE     CONSERVATIVE TO
MSF JENNISON GROWTH    SMALL CAP CORE   MID CAP VALUE             COMPANY   ALLOCATION MODERATE ALLOCATION
         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT          SUBACCOUNT   SUBACCOUNT          SUBACCOUNT
------------------- ----------------- --------------- ------------------- ------------ -------------------
       $ 43,819,268       $ 1,346,976     $ 2,053,471           $ 115,818 $ 37,895,248        $ 85,251,517
                 --                 6              26                  --           --                  --
------------------- ----------------- --------------- ------------------- ------------ -------------------
         43,819,268         1,346,982       2,053,497             115,818   37,895,248          85,251,517
------------------- ----------------- --------------- ------------------- ------------ -------------------
                 17                --              --                   2           20                  14
------------------- ----------------- --------------- ------------------- ------------ -------------------
                 17                --              --                   2           20                  14
------------------- ----------------- --------------- ------------------- ------------ -------------------
       $ 43,819,251       $ 1,346,982     $ 2,053,497           $ 115,816 $ 37,895,228        $ 85,251,503
=================== ================= =============== =================== ============ ===================
       $ 43,819,251       $ 1,346,982     $ 2,053,497           $ 115,816 $ 37,895,228        $ 85,247,183
                 --                --              --                  --           --               4,320
------------------- ----------------- --------------- ------------------- ------------ -------------------
       $ 43,819,251       $ 1,346,982     $ 2,053,497           $ 115,816 $ 37,895,228        $ 85,251,503
=================== ================= =============== =================== ============ ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                    MSF METLIFE
                                      MSF METLIFE MID         MSF METLIFE           MODERATE TO MSF METLIFE STOCK
                                      CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION             INDEX
                                           SUBACCOUNT          SUBACCOUNT            SUBACCOUNT        SUBACCOUNT
                                      --------------- ------------------- --------------------- -----------------
ASSETS:
  Investments at fair value               $ 7,567,185       $ 387,765,144         $ 318,588,634     $ 710,740,388
  Due from MetLife Insurance
     Company of Connecticut                        --                   4                    --               163
                                      --------------- ------------------- --------------------- -----------------
       Total Assets                         7,567,185         387,765,148           318,588,634       710,740,551
                                      --------------- ------------------- --------------------- -----------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                         5                  --                    18                --
                                      --------------- ------------------- --------------------- -----------------
       Total Liabilities                            5                  --                    18                --
                                      --------------- ------------------- --------------------- -----------------
NET ASSETS                                $ 7,567,180       $ 387,765,148         $ 318,588,616     $ 710,740,551
                                      =============== =================== ===================== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 7,567,180       $ 387,765,148         $ 318,545,782     $ 710,033,379
  Net assets from contracts in payout              --                  --                42,834           707,172
                                      --------------- ------------------- --------------------- -----------------
       Total Net Assets                   $ 7,567,180       $ 387,765,148         $ 318,588,616     $ 710,740,551
                                      =============== =================== ===================== =================

The accompanying notes are an integral part of these financial statements.

                                                               MSF NEUBERGER
MSF MFS TOTAL               MSF MORGAN STANLEY  MSF NEUBERGER BERMAN MID CAP MSF OPPENHEIMER
       RETURN MSF MFS VALUE         EAFE INDEX BERMAN GENESIS          VALUE   GLOBAL EQUITY
   SUBACCOUNT    SUBACCOUNT         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------- ------------- ------------------ -------------- -------------- ---------------
$ 499,287,717  $ 63,956,004       $ 56,199,025       $ 20,006   $ 14,451,063   $ 301,581,493
          269            20                 --             --             29             124
------------- ------------- ------------------ -------------- -------------- ---------------
  499,287,986    63,956,024         56,199,025         20,006     14,451,092     301,581,617
------------- ------------- ------------------ -------------- -------------- ---------------
           --            --                 19              1             --              --
------------- ------------- ------------------ -------------- -------------- ---------------
           --            --                 19              1             --              --
------------- ------------- ------------------ -------------- -------------- ---------------
$ 499,287,986  $ 63,956,024       $ 56,199,006       $ 20,005   $ 14,451,092   $ 301,581,617
============= ============= ================== ============== ============== ===============
$ 498,911,417  $ 63,940,331       $ 56,122,222       $ 20,005   $ 14,451,092   $ 301,494,646
      376,569        15,693             76,784             --             --          86,971
------------- ------------- ------------------ -------------- -------------- ---------------
$ 499,287,986  $ 63,956,024       $ 56,199,006       $ 20,005   $ 14,451,092   $ 301,581,617
============= ============= ================== ============== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                              MSF WESTERN ASSET
                                      MSF RUSSELL 2000 MSF T. ROWE PRICE MSF T. ROWE PRICE MANAGEMENT STRATEGIC
                                                 INDEX  LARGE CAP GROWTH  SMALL CAP GROWTH   BOND OPPORTUNITIES
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                      ---------------- ----------------- ----------------- --------------------
ASSETS:
  Investments at fair value               $ 93,301,313      $ 38,361,873      $ 97,794,779         $ 59,620,518
  Due from MetLife Insurance
     Company of Connecticut                         --                17                10                   --
                                      ---------------- ----------------- ----------------- --------------------
       Total Assets                         93,301,313        38,361,890        97,794,789           59,620,518
                                      ---------------- ----------------- ----------------- --------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                         18                --                --                   --
                                      ---------------- ----------------- ----------------- --------------------
       Total Liabilities                            18                --                --                   --
                                      ---------------- ----------------- ----------------- --------------------
NET ASSETS                                $ 93,301,295      $ 38,361,890      $ 97,794,789         $ 59,620,518
                                      ================ ================= ================= ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 93,226,420      $ 38,356,799      $ 97,785,522         $ 59,609,125
  Net assets from contracts in payout           74,875             5,091             9,267               11,393
                                      ---------------- ----------------- ----------------- --------------------
       Total Net Assets                   $ 93,301,295      $ 38,361,890      $ 97,794,789         $ 59,620,518
                                      ================ ================= ================= ====================

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET                                                              PIONEER VCT       PIONEER VCT
  MANAGEMENT U.S. PIONEER VCT CULLEN      PIONEER VCT PIONEER VCT EQUITY          IBBOTSON IBBOTSON MODERATE
       GOVERNMENT              VALUE EMERGING MARKETS             INCOME GROWTH ALLOCATION        ALLOCATION
       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
    $ 148,935,330       $ 10,766,608     $ 15,409,907       $ 19,180,885     $ 217,767,447     $ 116,552,411
               --                  8               80                 43                32                28
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
      148,935,330         10,766,616       15,409,987         19,180,928       217,767,479       116,552,439
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
               38                 --               --                 --                --                --
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
               38                 --               --                 --                --                --
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
    $ 148,935,292       $ 10,766,616     $ 15,409,987       $ 19,180,928     $ 217,767,479     $ 116,552,439
================= ================== ================ ================== ================= =================
    $ 148,861,994       $ 10,766,616     $ 15,409,987       $ 19,180,928     $ 217,767,479     $ 116,552,439
           73,298                 --               --                 --                --                --
----------------- ------------------ ---------------- ------------------ ----------------- -----------------
    $ 148,935,292       $ 10,766,616     $ 15,409,987       $ 19,180,928     $ 217,767,479     $ 116,552,439
================= ================== ================ ================== ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                        PIONEER VCT PIONEER VCT REAL
                                      MID CAP VALUE    ESTATE SHARES  UIF GROWTH UIF U.S. REAL ESTATE
                                         SUBACCOUNT       SUBACCOUNT  SUBACCOUNT           SUBACCOUNT
                                      ------------- ---------------- ----------- --------------------
ASSETS:
  Investments at fair value            $ 32,437,447     $ 13,366,609 $ 7,349,789         $ 15,642,007
  Due from MetLife Insurance
     Company of Connecticut                      23               29          21                   --
                                      ------------- ---------------- ----------- --------------------
       Total Assets                      32,437,470       13,366,638   7,349,810           15,642,007
                                      ------------- ---------------- ----------- --------------------
LIABILITIES:
  Due to MetLife Insurance
     Company of Connecticut                      --               --          --                    5
                                      ------------- ---------------- ----------- --------------------
       Total Liabilities                         --               --          --                    5
                                      ------------- ---------------- ----------- --------------------
NET ASSETS                             $ 32,437,470     $ 13,366,638 $ 7,349,810         $ 15,642,002
                                      ============= ================ =========== ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units   $ 32,437,470     $ 13,366,638 $ 7,349,810         $ 15,642,002
  Net assets from contracts in payout            --               --          --                   --
                                      ------------- ---------------- ----------- --------------------
       Total Net Assets                $ 32,437,470     $ 13,366,638 $ 7,349,810         $ 15,642,002
                                      ============= ================ =========== ====================

The accompanying notes are an integral part of these financial statements.

 WELLS FARGO VT
SMALL CAP VALUE
     SUBACCOUNT
---------------
    $ 3,218,601
             --
---------------
      3,218,601
---------------
             19
---------------
             19
---------------
    $ 3,218,582
===============
    $ 3,218,582
             --
---------------
    $ 3,218,582
===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                            ALLIANCEBERNSTEIN
                                           ALGER CAPITAL      GLOBAL THEMATIC                        AMERICAN FUNDS
                                            APPRECIATION               GROWTH    AMERICAN FUNDS BOND  GLOBAL GROWTH
                                              SUBACCOUNT           SUBACCOUNT             SUBACCOUNT     SUBACCOUNT
                                           ---------------- -------------------- ------------------- -----------------
INVESTMENT INCOME:
     Dividends                                      $ --              $ 4,144              $ 329,756    $ 2,198,241
                                           ---------------- -------------------- ------------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                   67,573               18,151                152,585      2,839,258
     Administrative charges                        5,816                1,734                 15,665        251,726
                                           ---------------- -------------------- ------------------- -----------------
        Total expenses                            73,389               19,885                168,250      3,090,984
                                           ---------------- -------------------- ------------------- -----------------
           Net investment income (loss)          (73,389)             (15,741)               161,506       (892,743)
                                           ---------------- -------------------- ------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                      --                   --                     --             --
     Realized gains (losses) on sale of
        investments                              193,092               75,815                246,811      5,786,510
                                           ---------------- -------------------- ------------------- -----------------
           Net realized gains (losses)           193,092               75,815                246,811      5,786,510
                                           ---------------- -------------------- ------------------- -----------------
     Change in unrealized gains (losses)
        on investments                          (296,244)            (338,252)                27,858    (22,994,961)
                                           ---------------- -------------------- ------------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments           (103,152)            (262,437)               274,669    (17,208,451)
                                           ---------------- -------------------- ------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations             $ (176,541)          $ (278,178)             $ 436,175  $ (18,101,194)
                                           ================ ==================== =================== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS
  GLOBAL SMALL    AMERICAN FUNDS    AMERICAN FUNDS    DELAWARE VIP SMALL      DREYFUS SOCIALLY    DWS I CAPITAL
CAPITALIZATION            GROWTH     GROWTH-INCOME             CAP VALUE    RESPONSIBLE GROWTH           GROWTH
    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT            SUBACCOUNT            SUBACCOUNT       SUBACCOUNT
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
      $ 97,971       $ 2,243,819       $ 4,570,797             $ 111,979               $ 4,039         $ 39,007
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
        98,051         6,230,865         5,274,021               151,194                10,932          198,854
        10,047           542,999           461,353                 4,828                   889           16,314
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
       108,098         6,773,864         5,735,374               156,022                11,821          215,168
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
       (10,127)       (4,530,045)       (1,164,577)              (44,043)               (7,782)        (176,161)
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
            --                --                --                    --                    --               --
       384,459         4,713,524          (439,387)            3,767,699                10,035          181,678
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
       384,459         4,713,524          (439,387)            3,767,699                10,035          181,678
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
    (1,772,730)      (20,479,662)       (9,204,681)           (3,161,046)              (13,196)        (982,632)
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
    (1,388,271)      (15,766,138)       (9,644,068)              606,653                (3,161)        (800,954)
----------------- ----------------- ----------------- --------------------- --------------------- ----------------
  $ (1,398,398)    $ (20,296,183)    $ (10,808,645)            $ 562,610             $ (10,943)      $ (977,115)
================= ================= ================= ===================== ===================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                           DWS II DREMAN SMALL    DWS II GLOBAL    DWS II GOVERNMENT &  FIDELITY VIP
                                                 MID CAP VALUE         THEMATIC      AGENCY SECURITIES    CONTRAFUND
                                                    SUBACCOUNT       SUBACCOUNT             SUBACCOUNT    SUBACCOUNT
                                           ---------------------- ---------------- ------------------- ----------------
INVESTMENT INCOME:
     Dividends                                        $ 64,948          $ 9,472              $ 222,497   $ 1,926,729
                                           ---------------------- ---------------- ------------------- ----------------
EXPENSES:
     Mortality and expense risk
        charges                                        173,443           70,645                104,510     3,566,198
     Administrative charges                             14,295            5,809                  8,700       202,669
                                           ---------------------- ---------------- ------------------- ----------------
        Total expenses                                 187,738           76,454                113,210     3,768,867
                                           ---------------------- ---------------- ------------------- ----------------
           Net investment income (loss)               (122,790)         (66,982)               109,287    (1,842,138)
                                           ---------------------- ---------------- ------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --               --                 92,053            --
     Realized gains (losses) on sale of
        investments                                   (387,338)        (336,640)                42,179    (3,447,135)
                                           ---------------------- ---------------- ------------------- ----------------
           Net realized gains (losses)                (387,338)        (336,640)               134,232    (3,447,135)
                                           ---------------------- ---------------- ------------------- ----------------
     Change in unrealized gains (losses)
        on investments                                (248,873)        (180,709)                35,389    (4,937,022)
                                           ---------------------- ---------------- ------------------- ----------------
     Net realized and change in unrealized
        gains (losses) on investments                 (636,211)        (517,349)               169,621    (8,384,157)
                                           ---------------------- ---------------- ------------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (759,001)      $ (584,331)             $ 278,908 $ (10,226,295)
                                           ====================== ================ =================== ================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP                                                                                        FTVIPT FRANKLIN
DYNAMIC CAPITAL     FIDELITY VIP    FIDELITY VIP HIGH                              FTVIPT FRANKLIN    RISING DIVIDENDS
   APPRECIATION    EQUITY-INCOME               INCOME    FIDELITY VIP MID CAP    INCOME SECURITIES          SECURITIES
     SUBACCOUNT       SUBACCOUNT           SUBACCOUNT              SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
           $ --      $ 5,546,727          $ 1,798,866                $ 65,644          $ 2,630,819           $ 344,684
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
         31,846        2,870,324              342,076               4,397,201              707,064             403,406
          2,216           17,014                   94                 245,867               65,722              33,920
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
         34,062        2,887,338              342,170               4,643,068              772,786             437,326
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
        (34,062)       2,659,389            1,456,696              (4,577,424)           1,858,033             (92,642)
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
             --               --                   --                 515,776                   --                  --
         34,857       (2,487,608)            (572,908)              6,025,673              561,856             509,046
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
         34,857       (2,487,608)            (572,908)              6,541,449              561,856             509,046
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
        (96,275)        (711,393)            (101,925)            (40,829,193)          (2,039,182)            492,548
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
        (61,418)      (3,199,001)            (674,833)            (34,287,744)          (1,477,326)          1,001,594
------------------ ---------------- -------------------- ----------------------- -------------------- -------------------
      $ (95,480)      $ (539,612)           $ 781,863           $ (38,865,168)           $ 380,707           $ 908,952
================== ================ ==================== ======================= ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             FTVIPT FRANKLIN                           FTVIPT TEMPLETON
                                               SMALL-MID CAP        FTVIPT MUTUAL    DEVELOPING MARKETS      FTVIPT TEMPLETON
                                           GROWTH SECURITIES    SHARES SECURITIES            SECURITIES    FOREIGN SECURITIES
                                                  SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                           -------------------- -------------------- --------------------- ---------------------
INVESTMENT INCOME:
     Dividends                                          $ --            $ 881,917             $ 296,899           $ 2,036,085
                                           -------------------- -------------------- --------------------- ---------------------
EXPENSES:
     Mortality and expense risk
        charges                                      684,762              612,490               361,422             1,970,679
     Administrative charges                           53,263               61,402                   719               151,474
                                           -------------------- -------------------- --------------------- ---------------------
        Total expenses                               738,025              673,892               362,141             2,122,153
                                           -------------------- -------------------- --------------------- ---------------------
           Net investment income (loss)             (738,025)             208,025               (65,242)              (86,068)
                                           -------------------- -------------------- --------------------- ---------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                          --                   --                    --                    --
     Realized gains (losses) on sale of
        investments                                1,758,379             (697,265)               12,802               898,333
                                           -------------------- -------------------- --------------------- ---------------------
           Net realized gains (losses)             1,758,379             (697,265)               12,802               898,333
                                           -------------------- -------------------- --------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                            (3,391,329)            (432,198)           (5,395,367)          (14,200,122)
                                           -------------------- -------------------- --------------------- ---------------------
     Net realized and change in unrealized
        gains (losses) on investments             (1,632,950)          (1,129,463)           (5,382,565)          (13,301,789)
                                           -------------------- -------------------- --------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (2,370,975)          $ (921,438)         $ (5,447,807)        $ (13,387,857)
                                           ==================== ==================== ===================== =====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                         INVESCO V.I.      INVESCO V.I.
   INVESCO V.I.             INVESCO V.I.     INVESCO V.I.                                  VAN KAMPEN        VAN KAMPEN
DIVIDEND GROWTH    GOVERNMENT SECURITIES    S&P 500 INDEX    INVESCO V.I. UTILITIES    CAPITAL GROWTH          COMSTOCK
     SUBACCOUNT           SUBACCOUNT (a)       SUBACCOUNT                SUBACCOUNT        SUBACCOUNT    SUBACCOUNT (a)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
       $ 27,157                     $ --        $ 115,309                  $ 73,633              $ --              $ --
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
         35,496                  256,575          122,956                    41,379           217,479            88,337
          2,731                   24,075            9,789                     3,339            19,408             8,656
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
         38,227                  280,650          132,745                    44,718           236,887            96,993
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
        (11,070)                (280,650)         (17,436)                   28,915          (236,887)          (96,993)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
             --                       --               --                        --                --                --
         17,439                  279,430          210,784                   (33,637)          898,553          (114,472)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
         17,439                  279,430          210,784                   (33,637)          898,553          (114,472)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
        (45,194)               1,275,198         (334,887)                  316,207        (1,481,583)         (920,303)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
        (27,755)               1,554,628         (124,103)                  282,570          (583,030)       (1,034,775)
------------------ ------------------------ ---------------- ------------------------- ----------------- -----------------
      $ (38,825)             $ 1,273,978       $ (141,539)                $ 311,485        $ (819,917)     $ (1,131,768)
================== ======================== ================ ========================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                INVESCO V.I.         INVESCO V.I.
                                                  VAN KAMPEN           VAN KAMPEN    JANUS ASPEN
                                           EQUITY AND INCOME    GROWTH AND INCOME     ENTERPRISE    JANUS ASPEN OVERSEAS
                                                  SUBACCOUNT           SUBACCOUNT     SUBACCOUNT              SUBACCOUNT
                                           -------------------- -------------------- -------------- -----------------------
INVESTMENT INCOME:
     Dividends                                   $ 2,369,388          $ 1,138,255           $ --               $ 282,656
                                           -------------------- -------------------- -------------- -----------------------
EXPENSES:
     Mortality and expense risk
        charges                                    1,909,138            1,734,464        220,365                 959,294
     Administrative charges                          190,881              172,143         18,396                  10,188
                                           -------------------- -------------------- -------------- -----------------------
        Total expenses                             2,100,019            1,906,607        238,761                 969,482
                                           -------------------- -------------------- -------------- -----------------------
           Net investment income (loss)              269,369             (768,352)      (238,761)               (686,826)
                                           -------------------- -------------------- -------------- -----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                          --                   --             --                 743,470
     Realized gains (losses) on sale of
        investments                                3,304,871            2,595,490      1,018,681               1,426,056
                                           -------------------- -------------------- -------------- -----------------------
           Net realized gains (losses)             3,304,871            2,595,490      1,018,681               2,169,526
                                           -------------------- -------------------- -------------- -----------------------
     Change in unrealized gains (losses)
        on investments                            (6,928,875)          (5,959,759)    (1,209,794)            (29,566,214)
                                           -------------------- -------------------- -------------- -----------------------
     Net realized and change in unrealized
        gains (losses) on investments             (3,624,004)          (3,364,269)      (191,113)            (27,396,688)
                                           -------------------- -------------------- -------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (3,354,635)        $ (4,132,621)    $ (429,874)          $ (28,083,514)
                                           ==================== ==================== ============== =======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                             LMPVET                  LMPVET
                             LMPVET                  LMPVET    CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE                LMPVET
JANUS ASPEN    CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE           EQUITY INCOME             FUNDAMENTAL  CLEARBRIDGE VARIABLE
  WORLDWIDE       AGGRESSIVE GROWTH            APPRECIATION                 BUILDER           ALL CAP VALUE      LARGE CAP GROWTH
 SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
    $ 4,495               $ 757,258             $ 5,692,168             $ 4,484,069             $ 5,153,897             $ 475,222
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
      5,357               6,687,925               5,697,607               2,358,025               5,915,885             1,688,011
         40                 597,823                 569,973                 208,067                 533,693               145,697
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
      5,397               7,285,748               6,267,580               2,566,092               6,449,578             1,833,708
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
       (902)             (6,528,490)               (575,412)              1,917,977              (1,295,681)           (1,358,486)
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
         --                      --                      --                      --                      --                    --
     16,054              29,837,439               5,284,146              (7,975,402)             (2,424,527)            3,861,207
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
     16,054              29,837,439               5,284,146              (7,975,402)             (2,424,527)            3,861,207
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
   (150,745)            (15,938,881)               (460,520)             11,691,431             (27,146,877)           (4,786,309)
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
   (134,691)             13,898,558               4,823,626               3,716,029             (29,571,404)             (925,102)
-------------- ----------------------- ----------------------- ----------------------- --------------------- ---------------------
 $ (135,593)            $ 7,370,068             $ 4,248,214             $ 5,634,006           $ (30,867,085)         $ (2,283,588)
============== ======================= ======================= ======================= ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                         LMPVET                 LMPVET                  LMPVET   LMPVET INVESTMENT
                                           CLEARBRIDGE VARIABLE   CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE    COUNSEL VARIABLE
                                                LARGE CAP VALUE           MID CAP CORE        SMALL CAP GROWTH    SOCIAL AWARENESS
                                                     SUBACCOUNT             SUBACCOUNT              SUBACCOUNT          SUBACCOUNT
                                           ---------------------- ----------------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                      $ 3,090,773                   $ --                    $ --           $ 508,700
                                           ---------------------- ----------------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                       1,899,103                811,254                 990,867             623,634
     Administrative charges                             183,069                 78,309                  79,699              22,871
                                           ---------------------- ----------------------- ---------------------- -----------------
        Total expenses                                2,082,172                889,563               1,070,566             646,505
                                           ---------------------- ----------------------- ---------------------- -----------------
           Net investment income (loss)               1,008,601               (889,563)             (1,070,566)           (137,805)
                                           ---------------------- ----------------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                             --                     --               1,000,272                  --
     Realized gains (losses) on sale of
        investments                                  (3,263,606)             1,201,339               2,639,385             291,982
                                           ---------------------- ----------------------- ---------------------- -----------------
           Net realized gains (losses)               (3,263,606)             1,201,339               3,639,657             291,982
                                           ---------------------- ----------------------- ---------------------- -----------------
     Change in unrealized gains (losses)
        on investments                                7,717,041             (2,733,518)             (2,303,613)           (766,908)
                                           ---------------------- ----------------------- ---------------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                 4,453,435             (1,532,179)              1,336,044            (474,926)
                                           ---------------------- ----------------------- ---------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                   $ 5,462,036           $ (2,421,742)              $ 265,478          $ (612,731)
                                           ====================== ======================= ====================== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

            LMPVET                LMPVET                LMPVET           LMPVIT WESTERN         LMPVIT WESTERN     MIST AMERICAN
VARIABLE LIFESTYLE    VARIABLE LIFESTYLE    VARIABLE LIFESTYLE    ASSET VARIABLE GLOBAL    ASSET VARIABLE HIGH    FUNDS BALANCED
    ALLOCATION 50%        ALLOCATION 70%        ALLOCATION 85%          HIGH YIELD BOND                 INCOME        ALLOCATION
        SUBACCOUNT            SUBACCOUNT            SUBACCOUNT               SUBACCOUNT             SUBACCOUNT        SUBACCOUNT
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
       $ 2,091,244             $ 890,906             $ 434,599                $ 946,148           $ 10,518,743          $ 31,731
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
         1,175,625               627,522               393,723                  221,881              1,968,498            16,507
           132,078                73,825                46,480                   19,364                195,510                37
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
         1,307,703               701,347               440,203                  241,245              2,164,008            16,544
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
           783,541               189,559                (5,604)                 704,903              8,354,735            15,187
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
                --                    --                    --                       --                     --             1,397
           651,161              (399,157)             (417,220)                 (65,788)            (4,102,865)           87,253
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
           651,161              (399,157)             (417,220)                 (65,788)            (4,102,865)           88,650
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
        (1,482,053)             (543,178)             (581,634)                (609,805)            (2,567,605)         (158,223)
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
          (830,892)             (942,335)             (998,854)                (675,593)            (6,670,470)          (69,573)
--------------------- --------------------- --------------------- ------------------------ ---------------------- -----------------
         $ (47,351)           $ (752,776)         $ (1,004,458)                $ 29,310            $ 1,684,265         $ (54,386)
===================== ===================== ===================== ======================== ====================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                           MIST AMERICAN     MIST AMERICAN
                                            FUNDS GROWTH    FUNDS MODERATE    MIST BATTERYMARCH    MIST BLACKROCK
                                              ALLOCATION        ALLOCATION    GROWTH AND INCOME        HIGH YIELD
                                              SUBACCOUNT        SUBACCOUNT           SUBACCOUNT        SUBACCOUNT
                                           ---------------- ----------------- -------------------- -----------------
INVESTMENT INCOME:
     Dividends                                  $ 25,264          $ 19,941          $ 3,902,056       $ 9,990,632
                                           ---------------- ----------------- -------------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                   16,519            10,216            3,013,836         2,080,482
     Administrative charges                           42                28                   --           140,636
                                           ---------------- ----------------- -------------------- -----------------
        Total expenses                            16,561            10,244            3,013,836         2,221,118
                                           ---------------- ----------------- -------------------- -----------------
           Net investment income (loss)            8,703             9,697              888,220         7,769,514
                                           ---------------- ----------------- -------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                      --             6,251                   --                --
     Realized gains (losses) on sale of
        investments                               70,376            18,528           (6,830,282)        1,972,832
                                           ---------------- ----------------- -------------------- -----------------
           Net realized gains (losses)            70,376            24,779           (6,830,282)        1,972,832
                                           ---------------- ----------------- -------------------- -----------------
     Change in unrealized gains (losses)
        on investments                          (198,256)          (44,519)           6,658,661        (8,138,446)
                                           ---------------- ----------------- -------------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments           (127,880)          (19,740)            (171,621)       (6,165,614)
                                           ---------------- ----------------- -------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations             $ (119,177)        $ (10,043)           $ 716,599       $ 1,603,900
                                           ================ ================= ==================== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                MIST HARRIS
MIST BLACKROCK    MIST CLARION GLOBAL    MIST DREMAN SMALL          OAKMARK        MIST INVESCO
LARGE CAP CORE            REAL ESTATE            CAP VALUE    INTERNATIONAL    SMALL CAP GROWTH    MIST JANUS FORTY
    SUBACCOUNT             SUBACCOUNT           SUBACCOUNT       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
     $ 519,711            $ 3,371,431            $ 258,594         $ 22,752                $ --         $ 9,478,407
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
       736,203              1,221,089              224,086        1,190,935             227,647           6,453,905
        70,254                 80,873               13,270           94,285              14,757             112,542
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
       806,457              1,301,962              237,356        1,285,220             242,404           6,566,447
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
      (286,746)             2,069,469               21,238       (1,262,468)           (242,404)          2,911,960
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
            --                     --                   --               --                  --                  --
    (1,811,495)            (6,209,887)             554,169       (2,163,527)            628,670          (4,551,244)
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
    (1,811,495)            (6,209,887)             554,169       (2,163,527)            628,670          (4,551,244)
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
     1,772,980             (1,177,992)          (2,311,385)      (8,551,550)           (841,194)        (41,942,954)
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
       (38,515)            (7,387,879)          (1,757,216)     (10,715,077)           (212,524)        (46,494,198)
----------------- ---------------------- -------------------- ---------------- ------------------- -------------------
    $ (325,261)          $ (5,318,410)        $ (1,735,978)   $ (11,977,545)         $ (454,928)      $ (43,582,238)
================= ====================== ==================== ================ =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                             MIST LEGG MASON
                                            MIST LAZARD          CLEARBRIDGE    MIST LOOMIS SAYLES    MIST LORD ABBETT
                                                MID CAP    AGGRESSIVE GROWTH        GLOBAL MARKETS      BOND DEBENTURE
                                             SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                           --------------- -------------------- --------------------- -------------------
INVESTMENT INCOME:
     Dividends                                $ 805,944                 $ --           $ 4,205,726         $ 4,073,827
                                           --------------- -------------------- --------------------- -------------------
EXPENSES:
     Mortality and expense risk
        charges                               1,207,729               32,761             2,069,926             927,707
     Administrative charges                      68,747                2,696                 1,380              84,294
                                           --------------- -------------------- --------------------- -------------------
        Total expenses                        1,276,476               35,457             2,071,306           1,012,001
                                           --------------- -------------------- --------------------- -------------------
           Net investment income (loss)        (470,532)             (35,457)            2,134,420           3,061,826
                                           --------------- -------------------- --------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                     --                   --                    --                  --
     Realized gains (losses) on sale of
        investments                           1,038,406               (7,738)            1,701,587           1,724,630
                                           --------------- -------------------- --------------------- -------------------
           Net realized gains (losses)        1,038,406               (7,738)            1,701,587           1,724,630
                                           --------------- -------------------- --------------------- -------------------
     Change in unrealized gains (losses)
        on investments                       (6,270,867)            (234,951)           (7,312,567)         (2,623,590)
                                           --------------- -------------------- --------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments        (5,232,461)            (242,689)           (5,610,980)           (898,960)
                                           --------------- -------------------- --------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations          $ (5,702,993)          $ (278,146)         $ (3,476,560)        $ 2,162,866
                                           =============== ==================== ===================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

MIST LORD ABBETT         MIST MET/EATON    MIST MET/FRANKLIN    MIST MET/TEMPLETON           MIST METLIFE         MIST METLIFE
   MID CAP VALUE    VANCE FLOATING RATE        MUTUAL SHARES                GROWTH    AGGRESSIVE STRATEGY    BALANCED STRATEGY
      SUBACCOUNT             SUBACCOUNT           SUBACCOUNT            SUBACCOUNT         SUBACCOUNT (a)           SUBACCOUNT
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
       $ 287,649               $ 21,033             $ 28,576             $ 441,466                   $ --            $ 380,364
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
         930,547                 21,983               17,993               759,629                443,814              434,115
          75,694                  1,900                1,454                69,592                  5,722               35,658
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
       1,006,241                 23,883               19,447               829,221                449,536              469,773
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
        (718,592)                (2,850)               9,129              (387,755)              (449,536)             (89,409)
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
              --                  2,765               56,677                    --                     --                   --
      (2,450,156)                (3,696)                (715)               (8,261)              (708,953)             923,392
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
      (2,450,156)                  (931)              55,962                (8,261)              (708,953)             923,392
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
         683,560                (13,103)             (99,318)           (6,650,212)            (7,641,139)          (1,653,151)
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
      (1,766,596)               (14,034)             (43,356)           (6,658,473)            (8,350,092)            (729,759)
------------------- ---------------------- -------------------- --------------------- ---------------------- --------------------
    $ (2,485,188)             $ (16,884)           $ (34,227)         $ (7,046,228)          $ (8,799,628)          $ (819,168)
=================== ====================== ==================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              MIST METLIFE         MIST METLIFE    MIST MFS EMERGING    MIST MFS RESEARCH
                                           GROWTH STRATEGY    MODERATE STRATEGY       MARKETS EQUITY        INTERNATIONAL
                                                SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                           ------------------ -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                   $ 319,220            $ 267,054          $ 1,476,543          $ 1,246,842
                                           ------------------ -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk
        charges                                    384,839              287,077            1,612,739            1,464,983
     Administrative charges                         31,349               23,176              136,733              122,691
                                           ------------------ -------------------- -------------------- --------------------
        Total expenses                             416,188              310,253            1,749,472            1,587,674
                                           ------------------ -------------------- -------------------- --------------------
           Net investment income (loss)            (96,968)             (43,199)            (272,929)            (340,832)
                                           ------------------ -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                        --                   --                   --                   --
     Realized gains (losses) on sale of
        investments                                884,077              861,190              884,647           (3,863,221)
                                           ------------------ -------------------- -------------------- --------------------
           Net realized gains (losses)             884,077              861,190              884,647           (3,863,221)
                                           ------------------ -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                          (1,953,025)          (1,203,271)         (20,750,405)         (15,112,552)
                                           ------------------ -------------------- -------------------- --------------------
     Net realized and change in unrealized
        gains (losses) on investments           (1,068,948)            (342,081)         (19,865,758)         (18,975,773)
                                           ------------------ -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations             $ (1,165,916)          $ (385,280)       $ (20,138,687)       $ (19,316,605)
                                           ================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

    MIST MORGAN                                     MIST PIMCO
STANLEY MID CAP        MIST OPPENHEIMER    INFLATION PROTECTED   MIST PIMCO                             MIST PIONEER
         GROWTH    CAPITAL APPRECIATION                   BOND TOTAL RETURN    MIST PIONEER FUND    STRATEGIC INCOME
     SUBACCOUNT              SUBACCOUNT             SUBACCOUNT   SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
      $ 118,615             $ 1,023,878            $ 2,035,612 $ 10,978,021            $ 564,819        $ 11,885,728
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
        274,144               3,900,675              1,767,340    6,513,930              847,855           3,818,066
         24,259                  29,270                122,702      497,454               70,716             333,749
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
        298,403               3,929,945              1,890,042    7,011,384              918,571           4,151,815
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
       (179,788)             (2,906,067)               145,570    3,966,637             (353,752)          7,733,913
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
        447,876                      --              5,274,449   12,706,662                   --           1,592,993
      1,008,641              (4,551,348)             2,089,633    9,484,723            1,322,323          10,111,299
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
      1,456,517              (4,551,348)             7,364,082   22,191,385            1,322,323          11,704,292
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
     (2,415,947)              1,085,452              2,785,833  (20,363,357)          (7,168,938)        (14,503,293)
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
       (959,430)             (3,465,896)            10,149,915    1,828,028           (5,846,615)         (2,799,001)
------------------ ----------------------- ------------------- --------------- -------------------- -------------------
   $ (1,139,218)           $ (6,371,963)          $ 10,295,485  $ 5,794,665         $ (6,200,367)        $ 4,934,912
================== ======================= =================== =============== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               MIST RCM    MIST SSGA GROWTH    MIST SSGA GROWTH    MIST T. ROWE PRICE
                                             TECHNOLOGY      AND INCOME ETF                 ETF       LARGE CAP VALUE
                                             SUBACCOUNT          SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                           --------------- ------------------- ------------------- ---------------------
INVESTMENT INCOME:
     Dividends                                     $ --         $ 2,168,174         $ 2,459,112             $ 852,971
                                           --------------- ------------------- ------------------- ---------------------
EXPENSES:
     Mortality and expense risk
        charges                                 122,453           1,534,717           1,890,130             2,186,621
     Administrative charges                      11,153                  --                  --               169,717
                                           --------------- ------------------- ------------------- ---------------------
        Total expenses                          133,606           1,534,717           1,890,130             2,356,338
                                           --------------- ------------------- ------------------- ---------------------
           Net investment income (loss)        (133,606)            633,457             568,982            (1,503,367)
                                           --------------- ------------------- ------------------- ---------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                     --           2,329,404                  --                    --
     Realized gains (losses) on sale of
        investments                             (82,392)          1,055,254             855,233            (5,999,706)
                                           --------------- ------------------- ------------------- ---------------------
           Net realized gains (losses)          (82,392)          3,384,658             855,233            (5,999,706)
                                           --------------- ------------------- ------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                       (1,765,055)         (4,165,475)         (6,336,615)              (22,210)
                                           --------------- ------------------- ------------------- ---------------------
     Net realized and change in unrealized
        gains (losses) on investments        (1,847,447)           (780,817)         (5,481,382)           (6,021,916)
                                           --------------- ------------------- ------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations          $ (1,981,053)         $ (147,360)       $ (4,912,400)         $ (7,525,283)
                                           =============== =================== =================== =====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                                          MSF BARCLAYS
MIST T. ROWE PRICE    MIST THIRD AVENUE    MIST TURNER MID    MIST VAN KAMPEN      MORGAN STANLEY    CAPITAL AGGREGATE
    MID CAP GROWTH      SMALL CAP VALUE         CAP GROWTH           COMSTOCK    MULTI CAP GROWTH           BOND INDEX
        SUBACCOUNT           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
              $ --          $ 1,543,961               $ --        $ 2,376,076                $ --          $ 3,796,413
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
            66,890            2,095,631             50,969          3,043,964              26,714            1,255,159
             5,712              117,467              4,070            284,171               1,932                  180
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
            72,602            2,213,098             55,039          3,328,135              28,646            1,255,339
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
           (72,602)            (669,137)           (55,039)          (952,059)            (28,646)           2,541,074
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
           112,646                   --                 --                 --                  --                   --
           225,498           (3,461,170)            63,933         17,811,837             134,170              696,588
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
           338,144           (3,461,170)            63,933         17,811,837             134,170              696,588
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
          (449,435)         (11,812,952)          (240,079)       (22,062,746)           (225,771)           3,169,218
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
          (111,291)         (15,274,122)          (176,146)        (4,250,909)            (91,601)           3,865,806
--------------------- -------------------- ------------------ ------------------ ------------------- -----------------
        $ (183,893)       $ (15,943,259)        $ (231,185)      $ (5,202,968)         $ (120,247)         $ 6,406,880
===================== ==================== ================== ================== =================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                               MSF BLACKROCK    MSF BLACKROCK BOND MSF BLACKROCK   MSF BLACKROCK
                                           AGGRESSIVE GROWTH                INCOME   DIVERSIFIED LARGE CAP VALUE
                                                  SUBACCOUNT            SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                           -------------------- ------------------ ------------- ------------------
INVESTMENT INCOME:
     Dividends                                     $ 226,334          $ 10,798,473   $ 6,274,430       $ 156,852
                                           -------------------- ------------------ ------------- ------------------
EXPENSES:
     Mortality and expense risk
        charges                                    1,397,741             3,929,298     3,200,786         288,633
     Administrative charges                          137,623               296,668        17,092          23,254
                                           -------------------- ------------------ ------------- ------------------
        Total expenses                             1,535,364             4,225,966     3,217,878         311,887
                                           -------------------- ------------------ ------------- ------------------
           Net investment income (loss)           (1,309,030)            6,572,507     3,056,552        (155,035)
                                           -------------------- ------------------ ------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                          --                    --            --              --
     Realized gains (losses) on sale of
        investments                                2,960,580             3,223,707     2,895,874        (366,570)
                                           -------------------- ------------------ ------------- ------------------
           Net realized gains (losses)             2,960,580             3,223,707     2,895,874        (366,570)
                                           -------------------- ------------------ ------------- ------------------
     Change in unrealized gains (losses)
        on investments                            (5,755,682)            2,893,526       729,222         628,393
                                           -------------------- ------------------ ------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments             (2,795,102)            6,117,233     3,625,096         261,823
                                           -------------------- ------------------ ------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (4,104,132)         $ 12,689,740   $ 6,681,648       $ 106,788
                                           ==================== ================== ============= ==================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK
LEGACY LARGE CAP    MSF BLACKROCK    MSF DAVIS VENTURE    MSF FI VALUE                           MSF LOOMIS SAYLES
          GROWTH     MONEY MARKET                VALUE         LEADERS    MSF JENNISON GROWTH       SMALL CAP CORE
      SUBACCOUNT       SUBACCOUNT           SUBACCOUNT      SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
       $ 460,522             $ --            $ 466,799       $ 936,209               $ 54,619                 $ --
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
       3,155,170        6,187,981            1,608,673       1,311,739                712,048               20,184
         268,877          506,806              129,213         109,043                 75,520                1,651
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
       3,424,047        6,694,787            1,737,886       1,420,782                787,568               21,835
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
      (2,963,525)      (6,694,787)          (1,271,087)       (484,573)              (732,949)             (21,835)
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
              --               --                   --              --                     --                   --
      16,005,349               --           (2,164,272)     (6,975,856)             1,060,119               49,522
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
      16,005,349               --           (2,164,272)     (6,975,856)             1,060,119               49,522
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
     (37,628,458)              --          (10,373,169)        893,660               (562,643)            (140,818)
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
     (21,623,109)              --          (12,537,441)     (6,082,196)               497,476              (91,296)
------------------- ---------------- -------------------- --------------- ---------------------- --------------------
   $ (24,586,634)    $ (6,694,787)       $ (13,808,528)   $ (6,566,769)            $ (235,473)          $ (113,131)
=================== ================ ==================== =============== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                              MSF
                                                                  MET/DIMENSIONAL     MSF METLIFE            MSF METLIFE
                                           MSF MET/ARTISAN    INTERNATIONAL SMALL    CONSERVATIVE        CONSERVATIVE TO
                                             MID CAP VALUE                COMPANY      ALLOCATION    MODERATE ALLOCATION
                                                SUBACCOUNT             SUBACCOUNT      SUBACCOUNT             SUBACCOUNT
                                           ------------------ ---------------------- --------------- ----------------------
INVESTMENT INCOME:
     Dividends                                    $ 16,518                $ 2,293       $ 935,773            $ 1,849,058
                                           ------------------ ---------------------- --------------- ----------------------
EXPENSES:
     Mortality and expense risk
        charges                                     32,988                  2,211         584,278              1,150,790
     Administrative charges                          3,183                    173          37,087                 29,711
                                           ------------------ ---------------------- --------------- ----------------------
        Total expenses                              36,171                  2,384         621,365              1,180,501
                                           ------------------ ---------------------- --------------- ----------------------
           Net investment income (loss)            (19,653)                   (91)        314,408                668,557
                                           ------------------ ---------------------- --------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                        --                  4,373              --                     --
     Realized gains (losses) on sale of
        investments                                 61,646                    554       1,098,459                876,080
                                           ------------------ ---------------------- --------------- ----------------------
           Net realized gains (losses)              61,646                  4,927       1,098,459                876,080
                                           ------------------ ---------------------- --------------- ----------------------
     Change in unrealized gains (losses)
        on investments                              63,620                (29,384)       (799,840)            (1,745,916)
                                           ------------------ ---------------------- --------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments              125,266                (24,457)        298,619               (869,836)
                                           ------------------ ---------------------- --------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 105,613              $ (24,548)      $ 613,027             $ (201,279)
                                           ================== ====================== =============== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                    MSF METLIFE
MSF METLIFE MID            MSF METLIFE              MODERATE TO    MSF METLIFE STOCK    MSF MFS TOTAL
CAP STOCK INDEX    MODERATE ALLOCATION    AGGRESSIVE ALLOCATION                INDEX           RETURN    MSF MFS VALUE
     SUBACCOUNT             SUBACCOUNT               SUBACCOUNT           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
       $ 75,470            $ 6,394,896              $ 4,904,659         $ 12,575,089     $ 14,627,309      $ 1,120,686
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
        100,957              5,187,789                4,203,262           14,001,330        7,796,197        1,059,913
             --                 62,371                   28,848              518,229          626,740           62,232
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
        100,957              5,250,160                4,232,110           14,519,559        8,422,937        1,122,145
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
        (25,487)             1,144,736                  672,549           (1,944,470)       6,204,372           (1,459)
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
        346,449                     --                       --            4,771,288               --               --
        146,396               (688,451)              (2,900,887)          14,013,565       (9,694,633)        (468,161)
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
        492,845               (688,451)              (2,900,887)          18,784,853       (9,694,633)        (468,161)
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
       (746,319)           (10,874,963)             (14,403,833)         (16,373,680)       7,839,003           88,961
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
       (253,474)           (11,563,414)             (17,304,720)           2,411,173       (1,855,630)        (379,200)
------------------ ---------------------- ------------------------ -------------------- ---------------- ----------------
     $ (278,961)         $ (10,418,678)           $ (16,632,171)           $ 466,703      $ 4,348,742       $ (380,659)
================== ====================== ======================== ==================== ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                    MSF NEUBERGER
                                           MSF MORGAN STANLEY     MSF NEUBERGER    BERMAN MID CAP    MSF OPPENHEIMER
                                                   EAFE INDEX    BERMAN GENESIS             VALUE      GLOBAL EQUITY
                                                   SUBACCOUNT    SUBACCOUNT (a)        SUBACCOUNT         SUBACCOUNT
                                           --------------------- ----------------- ----------------- ------------------
INVESTMENT INCOME:
     Dividends                                    $ 1,673,086              $ --         $ 137,333        $ 6,761,683
                                           --------------------- ----------------- ----------------- ------------------
EXPENSES:
     Mortality and expense risk
        charges                                       772,468                71           260,493          4,864,739
     Administrative charges                             1,845                 5            25,400            168,814
                                           --------------------- ----------------- ----------------- ------------------
        Total expenses                                774,313                76           285,893          5,033,553
                                           --------------------- ----------------- ----------------- ------------------
           Net investment income (loss)               898,773               (76)         (148,560)         1,728,130
                                           --------------------- ----------------- ----------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                           --                --                --                 --
     Realized gains (losses) on sale of
        investments                                (3,563,858)                2          (494,354)        (1,033,597)
                                           --------------------- ----------------- ----------------- ------------------
           Net realized gains (losses)             (3,563,858)                2          (494,354)        (1,033,597)
                                           --------------------- ----------------- ----------------- ------------------
     Change in unrealized gains (losses)
        on investments                             (6,334,332)              335          (663,081)       (32,567,930)
                                           --------------------- ----------------- ----------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments              (9,898,190)              337        (1,157,435)       (33,601,527)
                                           --------------------- ----------------- ----------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (8,999,417)            $ 261      $ (1,305,995)     $ (31,873,397)
                                           ===================== ================= ================= ==================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                 MSF WESTERN ASSET    MSF WESTERN ASSET
MSF RUSSELL 2000    MSF T. ROWE PRICE    MSF T. ROWE PRICE    MANAGEMENT STRATEGIC      MANAGEMENT U.S. PIONEER VCT CULLEN
           INDEX     LARGE CAP GROWTH     SMALL CAP GROWTH      BOND OPPORTUNITIES           GOVERNMENT              VALUE
      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT              SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
     $ 1,110,731                 $ --                 $ --               $ 405,409          $ 2,473,015           $ 92,068
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
       1,223,284              650,619            1,395,787                 701,698            2,044,445            216,752
           5,723               55,442               60,247                  66,105              151,332             18,814
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
       1,229,007              706,061            1,456,034                 767,803            2,195,777            235,566
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
        (118,276)            (706,061)          (1,456,034)               (362,394)             277,238           (143,498)
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
              --                   --                   --                      --            5,675,771                 --
        (447,044)           1,286,583            4,434,771                 283,149              436,391            (14,098)
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
        (447,044)           1,286,583            4,434,771                 283,149            6,112,162            (14,098)
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
      (4,743,400)          (1,668,794)          (2,841,905)              1,196,855               69,362           (528,798)
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
      (5,190,444)            (382,211)           1,592,866               1,480,004            6,181,524           (542,896)
------------------- -------------------- -------------------- ----------------------- ----------------- ---------------------
    $ (5,308,720)        $ (1,088,272)           $ 136,832             $ 1,117,610          $ 6,458,762         $ (686,394)
=================== ==================== ==================== ======================= ================= =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                        PIONEER VCT          PIONEER VCT
                                                PIONEER VCT    PIONEER VCT EQUITY          IBBOTSON    IBBOTSON MODERATE
                                           EMERGING MARKETS                INCOME GROWTH ALLOCATION           ALLOCATION
                                                 SUBACCOUNT            SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                           ------------------- ------------------ -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                         $ --             $ 409,410       $ 4,637,174          $ 3,221,070
                                           ------------------- ------------------ -------------------- --------------------
EXPENSES:
     Mortality and expense risk
        charges                                     377,407               353,969         4,974,401            2,608,109
     Administrative charges                          31,239                30,779           353,325              191,372
                                           ------------------- ------------------ -------------------- --------------------
        Total expenses                              408,646               384,748         5,327,726            2,799,481
                                           ------------------- ------------------ -------------------- --------------------
           Net investment income (loss)            (408,646)               24,662          (690,552)             421,589
                                           ------------------- ------------------ -------------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                         --                    --                --                   --
     Realized gains (losses) on sale of
        investments                                 557,400               100,032        (1,693,718)            (213,468)
                                           ------------------- ------------------ -------------------- --------------------
           Net realized gains (losses)              557,400               100,032        (1,693,718)            (213,468)
                                           ------------------- ------------------ -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                           (5,700,836)              675,856       (10,426,952)          (5,383,568)
                                           ------------------- ------------------ -------------------- --------------------
     Net realized and change in unrealized
        gains (losses) on investments            (5,143,436)              775,888       (12,120,670)          (5,597,036)
                                           ------------------- ------------------ -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations              $ (5,552,082)            $ 800,550     $ (12,811,222)        $ (5,175,447)
                                           =================== ================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  PIONEER VCT    PIONEER VCT REAL                                           WELLS FARGO VT
MID CAP VALUE       ESTATE SHARES    UIF GROWTH    UIF U.S. REAL ESTATE    SMALL CAP VALUE
   SUBACCOUNT          SUBACCOUNT    SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
---------------- ------------------- ------------- ----------------------- ------------------
    $ 250,662           $ 318,967       $ 9,687               $ 158,383           $ 23,746
---------------- ------------------- ------------- ----------------------- ------------------
      620,454             257,343       140,098                 277,040             44,638
       58,004              21,796        13,072                  28,203              2,692
---------------- ------------------- ------------- ----------------------- ------------------
      678,458             279,139       153,170                 305,243             47,330
---------------- ------------------- ------------- ----------------------- ------------------
     (427,796)             39,828      (143,483)               (146,860)           (23,584)
---------------- ------------------- ------------- ----------------------- ------------------
           --                  --            --                      --                 --
   (1,947,923)           (403,653)      804,566                (886,865)           (43,636)
---------------- ------------------- ------------- ----------------------- ------------------
   (1,947,923)           (403,653)      804,566                (886,865)           (43,636)
---------------- ------------------- ------------- ----------------------- ------------------
     (337,519)          1,458,143      (933,812)              1,898,263           (243,647)
---------------- ------------------- ------------- ----------------------- ------------------
   (2,285,442)          1,054,490      (129,246)              1,011,398           (287,283)
---------------- ------------------- ------------- ----------------------- ------------------
 $ (2,713,238)        $ 1,094,318    $ (272,729)              $ 864,538         $ (310,867)
================ =================== ============= ======================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                    ALLIANCEBERNSTEIN GLOBAL
                                     ALGER CAPITAL APPRECIATION              THEMATIC GROWTH            AMERICAN FUNDS BOND
                                                     SUBACCOUNT                   SUBACCOUNT                     SUBACCOUNT
                                   ------------------------------- ---------------------------- ------------------------------
                                          2011           2010          2011           2010            2011          2010
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (73,389)  $    (67,943)   $  (15,741)   $     3,609    $     161,506     $  158,601
  Net realized gains (losses)            193,092        178,608        75,815         16,193          246,811        148,859
  Change in unrealized gains
     (losses) on investments            (296,244)       280,529      (338,252)       187,540           27,858        103,505
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (176,541)       391,194      (278,178)       207,342          436,175        410,965
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 16,127          4,408            --         21,300          120,737         55,955
  Net transfers (including fixed
     account)                            552,353       (357,444)        5,973       (197,737)       3,600,871      3,754,129
  Contract charges                        (1,004)        (1,050)         (459)          (580)          (3,590)        (2,964)
  Transfers for contract benefits
     and terminations                   (239,995)      (381,953)     (324,960)       (78,995)      (3,631,978)    (1,773,948)
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        327,481       (736,039)     (319,446)      (256,012)          86,040      2,033,172
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets                     150,940       (344,845)     (597,624)       (48,670)         522,215      2,444,137
NET ASSETS:
  Beginning of period                  3,755,704      4,100,549     1,471,499      1,520,169       10,629,167      8,185,030
                                   ---------------- -------------- ------------- -------------- ---------------- -------------
  End of period                      $ 3,906,644    $ 3,755,704    $  873,875    $ 1,471,499    $  11,151,382    $10,629,167
                                   ================ ============== ============= ============== ================ =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                         AMERICAN FUNDS GLOBAL
  AMERICAN FUNDS GLOBAL GROWTH            SMALL CAPITALIZATION             AMERICAN FUNDS GROWTH      AMERICAN FUNDS GROWTH-INCOME
                    SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
--------------------------------- ------------------------------ --------------------------------- -------------------------------
      2011             2010           2011            2010             2011             2010             2011             2010
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
   $ (892,743)      $ (553,855)     $ (10,127)       $ 12,756     $ (4,530,045)    $ (4,409,605)    $ (1,164,577)    $ (1,337,358)
    5,786,510        1,589,140        384,459         135,530        4,713,524       (7,054,805)        (439,387)      (6,247,668)
  (22,994,961)      16,984,169     (1,772,730)      1,093,615      (20,479,662)      74,184,062       (9,204,681)      38,539,941
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
  (18,101,194)      18,019,454     (1,398,398)      1,241,901      (20,296,183)      62,719,652      (10,808,645)      30,954,915
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
    2,488,454        2,967,600         68,514         124,190        3,620,149        4,821,057        2,612,073        2,328,241
   (6,962,762)        (945,643)       (89,951)      2,229,718      (18,936,371)      (5,045,713)     (16,509,591)      (5,916,364)
      (38,871)         (47,313)        (2,728)         (2,667)         (86,261)        (101,298)         (70,958)         (84,979)
  (35,568,928)     (25,903,531)    (2,643,001)       (631,687)     (69,322,958)     (55,421,309)     (58,533,397)     (45,318,500)
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
  (40,082,107)     (23,928,887)    (2,667,166)      1,719,554      (84,725,441)     (55,747,263)     (72,501,873)     (48,991,602)
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
  (58,183,301)      (5,909,433)    (4,065,564)      2,961,455     (105,021,624)       6,972,389      (83,310,518)     (18,036,687)
  206,239,786      212,149,219      7,972,844       5,011,389      428,158,662      421,186,273      358,904,564      376,941,251
---------------- ---------------- -------------- --------------- ---------------- ---------------- ---------------- --------------
$ 148,056,485    $ 206,239,786    $ 3,907,280     $ 7,972,844    $ 323,137,038    $ 428,158,662    $ 275,594,046    $ 358,904,564
================ ================ ============== =============== ================ ================ ================ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                        DREYFUS SOCIALLY RESPONSIBLE
                                     DELAWARE VIP SMALL CAP VALUE                             GROWTH          DWS I CAPITAL GROWTH
                                                       SUBACCOUNT                         SUBACCOUNT                    SUBACCOUNT
                                   --------------------------------- ------------- ----------------- -----------------------------
                                             2011            2010          2011              2010            2011          2010
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ (44,043)  $    (130,980)  $    (7,782)   $       (7,384)   $   (176,161)   $  (135,094)
  Net realized gains (losses)           3,767,699         451,019        10,035            16,694         181,678        104,944
  Change in unrealized gains
     (losses) on investments           (3,161,046)      5,580,834       (13,196)           60,428        (982,632)     1,274,089
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                    562,610       5,900,873       (10,943)           69,738        (977,115)     1,243,939
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 859,953         872,920            --                --          13,452         73,503
  Net transfers (including fixed
     account)                         (10,731,317)       (481,332)       86,012           (81,587)      2,649,227       (433,247)
  Contract charges                            (58)         (1,729)         (148)             (192)         (3,799)        (3,356)
  Transfers for contract benefits
     and terminations                  (2,295,994)     (3,036,505)      (14,205)          (25,252)     (1,026,964)    (1,422,186)
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (12,167,416)     (2,646,646)       71,659          (107,031)      1,631,916      (1,785,286)
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
     Net increase (decrease)
       in net assets                  (11,604,806)      3,254,227        60,716           (37,293)        654,801        (541,347)
NET ASSETS:
  Beginning of period                  24,258,561      21,004,334       602,610           639,903       9,928,161      10,469,508
                                   ----------------- --------------- ------------- ----------------- --------------- -------------
  End of period                      $ 12,653,755    $ 24,258,561    $  663,326    $      602,610    $ 10,582,962    $  9,928,161
                                   ================= =============== ============= ================= =============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  DWS II DREMAN SMALL MID CAP                                       DWS II GOVERNMENT & AGENCY
                        VALUE          DWS II GLOBAL THEMATIC                       SECURITIES           FIDELITY VIP CONTRAFUND
                   SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT                        SUBACCOUNT
-------------------------------- ------------------------------- -------------------------------- ---------------------------------
       2011              2010           2011             2010           2011              2010             2011             2010
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
 $ (122,790)       $ (108,399)     $ (66,982)       $ (61,703)     $ 109,287         $ 149,344     $ (1,842,138)    $ (1,345,055)
   (387,338)       (1,016,153)      (336,640)        (509,135)       134,232            84,828       (3,447,135)      (9,343,310)
   (248,873)        3,059,457       (180,709)       1,020,140         35,389            25,839       (4,937,022)      46,170,351
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
   (759,001)        1,934,905       (584,331)         449,302        278,908           260,011      (10,226,295)      35,481,986
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
     10,408            83,912         33,227           67,455         53,171            60,255        8,916,221        9,051,278
   (753,982)         (846,445)      (199,532)        (287,372)     1,097,662           279,407       (8,077,907)      (4,642,818)
     (2,411)           (2,872)        (1,019)          (1,198)        (1,505)           (1,723)        (102,566)        (108,165)
   (930,715)       (1,370,822)      (955,892)        (524,105)      (588,147)       (1,262,143)     (30,890,804)     (32,813,557)
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
 (1,676,700)       (2,136,227)    (1,123,216)        (745,220)       561,181          (924,204)     (30,155,056)     (28,513,262)
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
 (2,435,701)         (201,322)    (1,707,547)        (295,918)       840,089          (664,193)     (40,381,351)       6,968,724
 10,696,706        10,898,028      4,734,517        5,030,435      5,647,349         6,311,542      264,096,436      257,127,712
-------------- ----------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
$ 8,261,005      $ 10,696,706    $ 3,026,970      $ 4,734,517    $ 6,487,438       $ 5,647,349    $ 223,715,085    $ 264,096,436
============== ================= ============== ================ ============== ================= ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                   FIDELITY VIP DYNAMIC CAPITAL
                                                   APPRECIATION           FIDELITY VIP EQUITY-INCOME      FIDELITY VIP HIGH INCOME
                                                     SUBACCOUNT                           SUBACCOUNT                    SUBACCOUNT
                                   ---------------- -------------- --------------------------------- -----------------------------
                                            2011           2010             2011             2010            2011          2010
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (34,062)   $   (33,033)   $   2,659,389    $   1,179,009    $  1,456,696    $1,802,923
  Net realized gains (losses)             34,857        (20,001)      (2,487,608)      (9,599,328)       (572,908)     (936,703)
  Change in unrealized gains
     (losses) on investments             (96,275)       401,913         (711,393)      37,415,691        (101,925)    2,664,156
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (95,480)       348,879         (539,612)      28,995,372         781,863     3,530,376
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 37,216         76,315        7,696,093        9,274,991         493,646       672,972
  Net transfers (including fixed
     account)                             26,764        (70,924)      (6,118,085)      (6,948,273)     (1,085,003)   (1,065,600)
  Contract charges                          (440)          (329)        (191,800)        (206,359)        (23,117)      (25,380)
  Transfers for contract benefits
     and terminations                   (280,667)      (551,681)     (24,402,072)     (33,839,062)     (3,055,688)   (5,779,988)
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       (217,127)      (546,619)     (23,015,864)     (31,718,703)     (3,670,162)   (6,197,996)
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
     Net increase (decrease)
       in net assets                    (312,607)      (197,740)     (23,555,476)      (2,723,331)     (2,888,299)   (2,667,620)
NET ASSETS:
  Beginning of period                  2,381,228      2,578,968      237,379,610      240,102,941      28,813,104    31,480,724
                                   ---------------- -------------- ---------------- ---------------- -------------- -------------
  End of period                     $  2,068,621    $ 2,381,228    $ 213,824,134    $ 237,379,610    $ 25,924,805   $28,813,104
                                   ================ ============== ================ ================ ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                          FTVIPT FRANKLIN INCOME          FTVIPT FRANKLIN RISING    FTVIPT FRANKLIN SMALL-MID CAP
          FIDELITY VIP MID CAP                        SECURITIES            DIVIDENDS SECURITIES                GROWTH SECURITIES
                    SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
--------------------------------- --------------------------------- ------------------------------- --------------------------------
         2011             2010            2011              2010            2011            2010            2011             2010
---------------- ---------------- ---------------     ------------- --------------- --------------- --------------- ----------------
 $ (4,577,424)    $ (4,341,387)    $ 1,858,033       $ 2,074,598       $ (92,642)      $ (75,452)     $ (738,025)      $ (767,521)
    6,541,449        1,199,869         561,856          (489,543)        509,046         (31,739)      1,758,379         (262,490)
  (40,829,193)      78,337,317      (2,039,182)        3,049,873         492,548       3,803,693      (3,391,329)      10,869,222
---------------- ---------------- --------------- --- ------------- --------------- --------------- --------------- ----------------
  (38,865,168)      75,195,799         380,707         4,634,928         908,952       3,696,502      (2,370,975)       9,839,211
---------------- ---------------- --------------- --- ------------- --------------- --------------- --------------- ----------------
   12,531,076       12,046,193         227,117           110,583          86,719          51,957         328,562          410,085
   (7,742,416)      (1,759,264)      2,134,661         9,575,080       1,243,437          75,355      (2,281,320)      (2,495,182)
     (123,455)        (136,971)         (8,310)           (8,693)         (7,961)         (8,410)        (15,286)         (16,997)
  (45,265,492)     (37,193,377)    (12,982,341)       (7,410,756)     (3,285,346)     (2,181,030)     (6,873,511)      (5,680,195)
---------------- ---------------- --------------- --- ------------- --------------- --------------- --------------- ----------------
  (40,600,287)     (27,043,419)    (10,628,873)        2,266,214      (1,963,151)     (2,062,128)     (8,841,555)      (7,782,289)
---------------- ---------------- --------------- --- ------------- --------------- --------------- --------------- ----------------
  (79,465,455)      48,152,380     (10,248,166)        6,901,142      (1,054,199)      1,634,374     (11,212,530)       2,056,922
  346,905,399      298,753,019      48,715,164        41,814,022      23,199,262      21,564,888      46,170,327       44,113,405
---------------- ---------------- --------------- --- ------------- --------------- --------------- --------------- ----------------
$ 267,439,944    $ 346,905,399    $ 38,466,998      $ 48,715,164    $ 22,145,063    $ 23,199,262    $ 34,957,797     $ 46,170,327
================ ================ =============== ================= =============== =============== =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                       FTVIPT TEMPLETON DEVELOPING       FTVIPT TEMPLETON FOREIGN
                                   FTVIPT MUTUAL SHARES SECURITIES              MARKETS SECURITIES                     SECURITIES
                                                        SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                   ---------------------------------- ------------------------------- ------------------------------
                                          2011             2010            2011            2010            2011            2010
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $   208,025    $     (52,010)   $    (65,242)   $    119,566     $   (86,068)   $     116,444
  Net realized gains (losses)            (697,265)      (1,236,788)         12,802        (589,746)        898,333       (1,627,120)
  Change in unrealized gains
     (losses) on investments             (432,198)       5,408,439      (5,395,367)      5,062,261     (14,200,122)       9,126,821
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (921,438)       4,119,641      (5,447,807)      4,592,081     (13,387,857)       7,616,145
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 102,557          197,889       1,787,892       1,862,750       1,691,780        1,977,952
  Net transfers (including fixed
     account)                          (1,285,384)        (797,152)     (2,027,823)       (961,536)     (5,748,550)      (2,529,871)
  Contract charges                        (15,138)         (18,697)        (17,300)        (18,524)        (29,500)         (35,176)
  Transfers for contract benefits
     and terminations                 (11,663,683)      (6,736,973)     (2,708,122)     (2,619,177)    (20,507,747)     (17,443,287)
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (12,861,648)      (7,354,933)     (2,965,353)     (1,736,487)    (24,594,017)     (18,030,382)
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets                  (13,783,086)      (3,235,292)     (8,413,160)      2,855,594     (37,981,874)     (10,414,237)
NET ASSETS:
  Beginning of period                  46,886,371       50,121,663      34,095,115      31,239,521     133,825,834      144,240,071
                                   ----------------- ---------------- --------------- --------------- --------------- --------------
  End of period                    $   33,103,285    $  46,886,371    $ 25,681,955    $ 34,095,115    $ 95,843,960    $ 133,825,834
                                   ================= ================ =============== =============== =============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                INVESCO V.I.
                                  GOVERNMENT
INVESCO V.I. DIVIDEND GROWTH      SECURITIES      INVESCO V.I. S&P 500 INDEX     INVESCO V.I. UTILITIES FUND
                  SUBACCOUNT      SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
------------------------------- --------------- ------------------------------- -------------------------------
       2011             2010         2011 (a)          2011             2010           2011             2010
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
  $ (11,070)       $ (12,149)     $ (280,650)     $ (17,436)       $ (25,000)      $ 28,915         $ 41,804
     17,439          (10,784)        279,430        210,784          (14,696)       (33,637)        (145,542)
    (45,194)         182,488       1,275,198       (334,887)         857,398        316,207          196,988
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
    (38,825)         159,555       1,273,978       (141,539)         817,702        311,485           93,250
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
          5           10,000          16,164             --           60,311          2,326            5,440
    (77,150)         (39,550)     24,854,553     (3,193,636)        (208,025)       188,313          (79,196)
       (167)            (224)         (3,984)          (765)            (932)          (726)            (796)
   (357,820)        (379,840)     (5,263,451)      (898,702)        (356,458)      (475,159)        (394,411)
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
   (435,132)        (409,614)     19,603,282     (4,093,103)        (505,104)      (285,246)        (468,963)
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
   (473,957)        (250,059)     20,877,260     (4,234,642)         312,598         26,239         (375,713)
  2,026,368        2,276,427              --      7,379,716        7,067,118      2,340,520        2,716,233
-------------- ---------------- --------------- -------------- ---------------- -------------- ----------------
$ 1,552,411      $ 2,026,368    $ 20,877,260    $ 3,145,074      $ 7,379,716    $ 2,366,759      $ 2,340,520
============== ================ =============== ============== ================ ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                     INVESCO V.I.
                                          INVESCO V.I. VAN KAMPEN      VAN KAMPEN         INVESCO V.I. VAN KAMPEN
                                                   CAPITAL GROWTH        COMSTOCK               EQUITY AND INCOME
                                                       SUBACCOUNT      SUBACCOUNT                      SUBACCOUNT
                                   --------------------------------- --------------- -------------------------------
                                          2011            2010           2011 (a)          2011           2010
                                   ----------------- --------------- --------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $     (236,887)   $   (271,143)   $    (96,993)   $     269,369    $     490,211
  Net realized gains (losses)             898,553         301,473        (114,472)       3,304,871          279,311
  Change in unrealized gains
     (losses) on investments           (1,481,583)      2,322,098        (920,262)      (6,928,875)      12,898,906
                                   ----------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (819,917)      2,352,428      (1,131,727)      (3,354,635)      13,668,428
                                   ----------------- --------------- --------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                   3,459           4,917               1          622,341          634,758
  Net transfers (including fixed
     account)                            (353,803)       (710,156)      9,987,817       (3,604,380)         315,946
  Contract charges                         (3,941)         (4,588)         (1,981)         (42,256)         (50,156)
  Transfers for contract benefits
     and terminations                  (2,542,135)     (2,221,200)       (811,567)     (35,142,469)     (17,253,123)
                                   ----------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (2,896,420)     (2,931,027)      9,174,270      (38,166,764)     (16,352,575)
                                   ----------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets                   (3,716,337)       (578,599)      8,042,543      (41,521,399)      (2,684,147)
NET ASSETS:
  Beginning of period                  15,074,925      15,653,524              --      145,446,901      148,131,048
                                   ----------------- --------------- --------------- ---------------- --------------
  End of period                    $   11,358,588    $ 15,074,925    $  8,042,543    $ 103,925,502    $ 145,446,901
                                   ================= =============== =============== ================ ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      INVESCO V.I. VAN KAMPEN
            GROWTH AND INCOME          JANUS ASPEN ENTERPRISE            JANUS ASPEN OVERSEAS         JANUS ASPEN WORLDWIDE
                   SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------- -----------------------------
        2011             2010            2011            2010            2011            2010         2011             2010
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
  $ (768,352)    $ (2,043,580)     $ (238,761)     $ (254,074)     $ (686,826)     $ (642,053)   $     (902)        $ (1,282)
   2,595,490         (395,317)      1,018,681         258,482       2,169,526       1,861,041        16,054            1,309
  (5,959,759)      14,938,113      (1,209,794)      3,508,107     (29,566,214)     16,334,161      (150,745)         148,399
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
  (4,132,621)      12,499,216        (429,874)      3,512,515     (28,083,514)     17,553,149      (135,593)         148,426
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
     324,740          396,616         305,103         278,120       3,980,041       4,585,655        79,663          113,232
  (4,750,984)      (1,862,736)       (768,032)       (621,135)     (5,295,000)     (1,781,746)      (52,705)           1,668
     (48,374)         (60,861)         (3,709)         (4,402)        (43,630)        (54,064)          (13)             (27)
 (26,963,743)     (21,817,902)     (3,016,876)     (2,734,299)     (8,314,131)     (8,224,948)     (166,824)        (271,965)
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
 (31,438,361)     (23,344,883)     (3,483,514)     (3,081,716)     (9,672,720)     (5,475,103)     (139,879)        (157,092)
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
 (35,570,982)     (10,845,667)     (3,913,388)        430,799     (37,756,234)     12,078,046      (275,472)          (8,666)
 130,864,665      141,710,332      17,466,737      17,035,938      91,389,889      79,311,843     1,072,638        1,081,304
--------------- ---------------- --------------- --------------- --------------- --------------- ------------ ----------------
$ 95,293,683    $ 130,864,665    $ 13,553,349    $ 17,466,737    $ 53,633,655    $ 91,389,889    $  797,166     $  1,072,638
=============== ================ =============== =============== =============== =============== ============ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                        LMPVET CLEARBRIDGE VARIABLE      LMPVET CLEARBRIDGE VARIABLE   LMPVET CLEARBRIDGE VARIABLE
                                                  AGGRESSIVE GROWTH                     APPRECIATION         EQUITY INCOME BUILDER
                                                         SUBACCOUNT                       SUBACCOUNT                    SUBACCOUNT
                                   ---------------------------------- ------------------------------- ----------------------------
                                              2011             2010            2011             2010           2011           2010
                                   ---------------- ---------------- --------------- --------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

  Net investment income (loss)     $    (6,528,490) $   (6,928,070)  $     (575,412)  $    (334,010)  $   1,917,977  $  2,352,892
  Net realized gains (losses)           29,837,439       6,702,148        5,284,146      (3,121,686)     (7,975,402)   (7,969,898)
  Change in unrealized gains
     (losses) on investments           (15,938,881)     98,338,740         (460,520)     47,745,051      11,691,431    17,833,567
                                   ---------------- ---------------- --------------- --------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
        from operations                   7,370,068     98,112,818        4,248,214      44,289,355       5,634,006    12,216,561
                                   ---------------- ---------------- --------------- --------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                4,001,388       4,376,295        2,353,479       2,519,840         510,457       548,275
  Net transfers (including fixed
     account)                          (21,773,662)    (23,295,488)     (14,061,686)     (5,316,150)     29,027,359    (2,773,703)
  Contract charges                        (287,914)       (333,658)        (254,296)       (305,519)        (61,858)      (43,461)
  Transfers for contract benefits
     and terminations                  (94,403,126)    (67,160,753)     (87,046,432)    (64,837,341)    (30,054,870)  (16,535,047)
                                   ---------------- ---------------- --------------- --------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (112,463,314)    (86,413,604)     (99,008,935)    (67,939,170)       (578,912)  (18,803,936)
                                   ---------------- ---------------- --------------- ---------------- -------------- -------------
     Net increase (decrease)
       in net assets                  (105,093,246)     11,699,214      (94,760,721)    (23,649,815)      5,055,094    (6,587,375)
NET ASSETS:
  Beginning of period                  497,935,929     486,236,715      439,981,790     463,631,605     130,583,106   137,170,481
                                   ---------------- ---------------- --------------- ---------------- -------------- -------------
  End of period                    $   392,842,683  $  497,935,929   $  345,221,069   $ 439,981,790    $135,638,200  $130,583,106
                                   ================ ================ =============== ================ ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   LMPVET CLEARBRIDGE VARIABLE      LMPVET CLEARBRIDGE VARIABLE       LMPVET CLEARBRIDGE VARIABLE     LMPVET CLEARBRIDGE VARIABLE
     FUNDAMENTAL ALL CAP VALUE                 LARGE CAP GROWTH                   LARGE CAP VALUE                    MID CAP CORE
                    SUBACCOUNT                       SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT
--------------------------------- -------------------------------- --------------------------------- -------------------------------
         2011             2010            2011             2010             2011             2010            2011            2010
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
 $ (1,295,681)       $ 377,499    $ (1,358,486)    $ (1,910,433)     $ 1,008,601      $ 2,307,149      $ (889,563)   $ (1,008,291)
   (2,424,527)     (11,642,764)      3,861,207        1,335,252       (3,263,606)      (7,356,198)      1,201,339      (1,361,702)
  (27,146,877)      74,789,279      (4,786,309)       9,765,605        7,717,041       16,477,195      (2,733,518)     13,365,732
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
  (30,867,085)      63,524,014      (2,283,588)       9,190,424        5,462,036       11,428,146      (2,421,742)     10,995,739
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
    3,535,545        4,198,098         748,149        1,002,807        1,097,993        1,545,647         130,996         153,503
   (8,099,229)     (14,791,603)     (3,105,994)      (4,356,786)      (4,309,355)      (4,028,645)     (2,693,828)     (2,625,336)
     (206,637)        (250,114)        (45,515)         (53,388)         (84,125)         (98,153)        (21,823)        (28,181)
  (87,706,979)     (69,064,385)    (20,471,397)     (18,730,342)     (24,818,658)     (24,793,828)    (13,744,841)    (10,185,291)
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
  (92,477,300)     (79,908,004)    (22,874,757)     (22,137,709)     (28,114,145)     (27,374,979)    (16,329,496)    (12,685,305)
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
 (123,344,385)     (16,383,990)    (25,158,345)     (12,947,285)     (22,652,109)     (15,946,833)    (18,751,238)     (1,689,566)
  478,128,074      494,512,064     124,995,190      137,942,475      156,733,252      172,680,085      61,152,307      62,841,873
---------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------- ---------------
$ 354,783,689    $ 478,128,074    $ 99,836,845    $ 124,995,190    $ 134,081,143    $ 156,733,252    $ 42,401,069    $ 61,152,307
================ ================ =============== ================ ================ ================ =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                           LMPVET CLEARBRIDGE VARIABLE     LMPVET INVESTMENT COUNSEL     LMPVET VARIABLE LIFESTYLE
                                                      SMALL CAP GROWTH     VARIABLE SOCIAL AWARENESS                ALLOCATION 50%
                                                            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                   ----------------------------------- ------------------------------- ----------------------------
                                              2011             2010            2011            2010            2011           2010
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (1,070,566)   $  (1,101,010)   $   (137,805)   $    (12,987)   $    783,541    $  1,397,959
  Net realized gains (losses)            3,639,657         (608,442)        291,982        (536,891)        651,161        (901,195)
  Change in unrealized gains
     (losses) on investments            (2,303,613)      15,605,574        (766,908)      5,831,936      (1,482,053)     11,231,101
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                     265,478       13,896,122        (612,731)      5,282,058         (47,351)     11,727,865
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                  829,628          894,313       1,020,601       1,365,670         336,719         238,219
  Net transfers (including fixed
     account)                             (630,880)      (2,245,630)     (1,000,640)     (1,562,165)       (104,821)       (394,464)
  Contract charges                         (24,623)         (27,674)        (43,121)        (46,701)        (52,106)        (63,118)
  Transfers for contract benefits
     and terminations                  (12,468,979)      (9,501,235)     (8,675,764)     (7,589,733)    (20,411,041)    (17,766,884)
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (12,294,854)     (10,880,226)     (8,698,924)     (7,832,929)    (20,231,249)    (17,986,247)
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets                   (12,029,376)       3,015,896      (9,311,655)     (2,550,871)    (20,278,600)     (6,258,382)
NET ASSETS:
  Beginning of period                   71,509,944       68,494,048      53,105,312      55,656,183      97,750,305     104,008,687
                                   ------------------ ---------------- --------------- --------------- --------------- ------------
  End of period                    $    59,480,568    $  71,509,944    $ 43,793,657    $ 53,105,312    $ 77,471,705    $ 97,750,305
                                   ================== ================ =============== =============== =============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   LMPVET VARIABLE LIFESTYLE       LMPVET VARIABLE LIFESTYLE    LMPVIT WESTERN ASSET VARIABLE     LMPVIT WESTERN ASSET VARIABLE
              ALLOCATION 70%                  ALLOCATION 85%           GLOBAL HIGH YIELD BOND                       HIGH INCOME
                  SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT                        SUBACCOUNT
------------------------------- ------------------------------- -------------------------------- ---------------------------------
        2011            2010            2011            2010            2011             2010             2011             2010
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
   $ 189,559       $ 330,323        $ (5,604)       $ 47,580       $ 704,903        $ 929,218      $ 8,354,735     $ 11,141,132
    (399,157)     (1,479,910)       (417,220)     (1,085,412)        (65,788)        (121,557)      (4,102,865)      (4,651,900)
    (543,178)      7,924,246        (581,634)      5,281,628        (609,805)         942,982       (2,567,605)      13,775,758
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
    (752,776)      6,774,659      (1,004,458)      4,243,796          29,310        1,750,643        1,684,265       20,264,990
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
     242,607         263,650         157,469         211,257           2,164           11,095          270,029          474,062
    (315,827)       (319,430)       (232,166)       (255,067)        (24,319)         390,681       (2,507,937)      (4,148,966)
     (48,215)        (57,782)        (36,441)        (43,759)         (1,977)          (2,352)         (46,114)         (57,339)
 (10,790,019)     (8,594,849)     (5,105,423)     (4,666,357)     (2,643,621)      (2,862,068)     (30,203,089)     (23,000,102)
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
 (10,911,454)     (8,708,411)     (5,216,561)     (4,753,926)     (2,667,753)      (2,462,644)     (32,487,111)     (26,732,345)
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
 (11,664,230)     (1,933,752)     (6,221,019)       (510,130)     (2,638,443)        (712,001)     (30,802,846)      (6,467,355)
  55,155,290      57,089,042      33,646,055      34,156,185      14,183,211       14,895,212      144,770,864      151,238,219
--------------- --------------- --------------- --------------- --------------- ---------------- ---------------- ----------------
$ 43,491,060    $ 55,155,290    $ 27,425,036    $ 33,646,055    $ 11,544,768     $ 14,183,211    $ 113,968,018    $ 144,770,864
=============== =============== =============== =============== =============== ================ ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                   MIST AMERICAN FUNDS BALANCED    MIST AMERICAN FUNDS GROWTH    MIST AMERICAN FUNDS MODERATE
                                                     ALLOCATION                    ALLOCATION                      ALLOCATION
                                                     SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
                                   ------------------------------- ----------------------------- ------------------------------
                                            2011           2010           2011           2010           2011             2010
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $      15,187    $        71    $     8,703    $    (3,505)   $     9,697    $       5,359
  Net realized gains (losses)             88,650         25,946         70,376          8,068         24,779            9,709
  Change in unrealized gains
     (losses) on investments            (158,223)       154,922       (198,256)       185,024        (44,519)          78,407
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (54,386)       180,939       (119,177)       189,587        (10,043)          93,475
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                447,832        367,631        479,768        569,143        371,069          464,242
  Net transfers (including fixed
     account)                            242,372      1,052,767        (41,373)     1,031,506            840          301,312
  Contract charges                           (73)           (69)           (19)           (14)          (140)             (90)
  Transfers for contract benefits
     and terminations                 (1,077,219)      (311,891)    (1,096,245)      (309,164)      (232,823)        (266,172)
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       (387,088)     1,108,438       (657,869)     1,291,471        138,946          499,292
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets                    (441,474)     1,289,377       (777,046)     1,481,058        128,903          592,767
NET ASSETS:
  Beginning of period                  2,255,436        966,059      2,214,066        733,008      1,220,961          628,194
                                   ---------------- -------------- -------------- -------------- -------------- ---------------
  End of period                    $   1,813,962    $ 2,255,436    $ 1,437,020    $ 2,214,066    $ 1,349,864    $   1,220,961
                                   ================ ============== ============== ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST BATTERYMARCH GROWTH AND
                          INCOME        MIST BLACKROCK HIGH YIELD   MIST BLACKROCK LARGE CAP CORE  MIST CLARION GLOBAL REAL ESTATE
                      SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
---------------------------------- ------------------------------ -------------------------------  --------------------------------
       2011             2010            2011             2010           2011             2010            2011               2010
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
    $ 888,220        $ 660,981     $ 7,769,514      $ 5,239,599     $ (286,746)      $ (178,625)    $ 2,069,469        $ 5,638,516
   (6,830,282)     (10,240,101)      1,972,832          901,510     (1,811,495)      (3,506,436)     (6,209,887)        (8,036,890)
    6,658,661       39,348,882      (8,138,446)      10,530,966      1,772,980        9,129,288      (1,177,992)        13,628,349
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
      716,599       29,769,762       1,603,900       16,672,075       (325,261)       5,444,227      (5,318,410)        11,229,975
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
    3,230,662        3,929,658       2,433,464        2,877,045        335,464          375,376       2,035,180          2,153,434
   (6,467,907)      (4,140,078)       (513,689)      43,310,938       (299,826)         418,365      (2,466,083)           523,474
     (226,917)        (205,869)        (56,352)         (61,010)       (41,177)         (47,566)        (32,498)           (35,012)
  (23,534,572)     (24,370,710)    (21,000,450)     (18,444,043)    (8,568,739)      (7,823,994)    (11,181,915)       (11,668,216)
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
  (26,998,734)     (24,786,999)    (19,137,027)      27,682,930     (8,574,278)      (7,077,819)    (11,645,316)        (9,026,320)
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
  (26,282,135)       4,982,763     (17,533,127)      44,355,005     (8,899,539)      (1,633,592)    (16,963,726)         2,203,655
  266,748,724      261,765,961     150,232,781      105,877,776     54,941,051       56,574,643      86,851,730         84,648,075
----------------   ------------- ---------------- --------------- --------------- ---------------- --------------- ----------------
$ 240,466,589    $ 266,748,724   $ 132,699,654    $ 150,232,781   $ 46,041,512     $ 54,941,051    $ 69,888,004       $ 86,851,730
================   ============= ================ =============== =============== ================ =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                              MIST HARRIS OAKMARK
                                      MIST DREMAN SMALL CAP VALUE                   INTERNATIONAL    MIST INVESCO SMALL CAP GROWTH
                                                       SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
                                   -------------------------------- -------------------------------- ------------------------------
                                             2011            2010            2011            2010            2011             2010
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $       21,238   $    (115,184)  $  (1,262,468)  $     397,129    $   (242,404)  $     (198,696)
  Net realized gains (losses)             554,169         312,797      (2,163,527)     (4,180,346)        628,670            7,435
  Change in unrealized gains
     (losses) on investments           (2,311,385)      2,143,925      (8,551,550)     15,582,634        (841,194)       2,462,245
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (1,735,978)      2,341,538     (11,977,545)     11,799,417        (454,928)       2,270,984
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 368,233         405,792       1,183,060       1,183,833         190,130          236,824
  Net transfers (including fixed
     account)                            (250,753)      1,475,432      (2,224,130)      3,722,593       1,697,055        4,174,371
  Contract charges                         (4,019)         (4,229)        (19,939)        (23,467)         (3,587)          (3,394)
  Transfers for contract benefits
     and terminations                  (2,361,256)     (1,952,307)    (13,266,257)    (13,797,409)     (2,341,694)      (1,459,461)
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (2,247,795)        (75,312)    (14,327,266)     (8,914,450)       (458,096)       2,948,340
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets                   (3,983,773)      2,266,226     (26,304,811)      2,884,967        (913,024)       5,219,324
NET ASSETS:
  Beginning of period                  15,942,525      13,676,299      89,505,876      86,620,909      13,490,846        8,271,522
                                   ----------------- -------------- ---------------- --------------- --------------- --------------
  End of period                    $   11,958,752    $ 15,942,525    $ 63,201,065    $ 89,505,876    $ 12,577,822    $  13,490,846
                                   ================= ============== ================ =============== =============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                  MIST LEGG MASON CLEARBRIDGE         MIST LOOMIS SAYLES GLOBAL
              MIST JANUS FORTY             MIST LAZARD MID CAP              AGGRESSIVE GROWTH                           MARKETS
                    SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT                        SUBACCOUNT
--------------------------------- ------------------------------- ------------------------------ ---------------------------------
         2011             2010            2011            2010           2011            2010             2011             2010
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
  $ 2,911,960      $ 3,377,101      $ (470,532)     $ (313,922)     $ (35,457)       $ (1,126)     $ 2,134,420      $ 3,681,019
   (4,551,244)     (16,861,264)      1,038,406      (1,295,722)        (7,738)         19,968        1,701,587       (1,563,612)
  (41,942,954)      54,896,156      (6,270,867)     18,900,946       (234,951)           (313)      (7,312,567)      28,673,404
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
  (43,582,238)      41,411,993      (5,702,993)     17,291,302       (278,146)         18,529       (3,476,560)      30,790,811
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
   15,689,596       18,850,981       1,880,991       2,285,313        115,480          22,034        4,338,907        4,804,771
  (21,711,758)     (15,447,126)     (1,012,070)     (1,129,791)     3,456,495         266,593       (3,721,255)      (4,327,163)
     (423,292)        (476,293)        (41,922)        (43,961)          (406)             --         (118,081)        (124,043)
  (53,222,812)     (98,948,271)    (11,167,423)    (14,478,164)      (491,613)       (251,037)     (16,032,651)     (28,074,301)
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
  (59,668,266)     (96,020,709)    (10,340,424)    (13,366,603)     3,079,956          37,590      (15,533,080)     (27,720,736)
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
 (103,250,504)     (54,608,716)    (16,043,417)      3,924,699      2,801,810          56,119      (19,009,640)       3,070,075
  563,298,004      617,906,720      94,335,966      90,411,267        194,775         138,656      169,859,208      166,789,133
---------------- ---------------- --------------- --------------- -------------- --------------- ---------------- ----------------
$ 460,047,500    $ 563,298,004    $ 78,292,549    $ 94,335,966    $ 2,996,585       $ 194,775    $ 150,849,568    $ 169,859,208
================ ================ =============== =============== ============== =============== ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                            MIST LORD ABBETT BOND                                        MIST MET/EATON VANCE
                                                        DEBENTURE    MIST LORD ABBETT MID CAP VALUE             FLOATING RATE
                                                       SUBACCOUNT                        SUBACCOUNT                SUBACCOUNT
                                   --------------------------------- ------------------------------- -------------------------
                                          2011             2010            2011            2010           2011       2010 (b)
                                   ----------------- --------------- --------------- --------------- -------------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $    3,061,826    $  3,389,576    $   (718,592)   $   (724,700)   $    (2,850)     $(3,899)
  Net realized gains (losses)           1,724,630         954,869      (2,450,156)     (5,567,525)          (931)         965
  Change in unrealized gains
     (losses) on investments           (2,623,590)      3,147,896         683,560      18,071,963        (13,103)      19,386
                                   ----------------- --------------- --------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from operations                  2,162,866       7,492,341      (2,485,188)     11,779,738        (16,884)      16,452
                                   ----------------- --------------- --------------- --------------- -------------- ----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 476,893         625,765         276,401         464,080          4,531           --
  Net transfers (including fixed
     account)                            (844,181)      1,611,635      (2,902,955)     (1,771,771)     3,671,314      741,948
  Contract charges                        (18,259)        (21,004)        (10,945)        (12,756)          (101)         (43)
  Transfers for contract benefits
     and terminations                 (13,631,379)    (10,695,975)     (8,378,011)     (8,217,077)    (3,144,532)     (33,283)
                                   ----------------- --------------- --------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (14,016,926)     (8,479,579)    (11,015,510)     (9,537,524)       531,212      708,622
                                   ----------------- --------------- --------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets                  (11,854,060)       (987,238)    (13,500,698)      2,242,214        514,328      725,074
NET ASSETS:
  Beginning of period                  69,771,604      70,758,842      59,037,980      56,795,766        725,074           --
                                   ----------------- --------------- --------------- --------------- -------------- ----------
  End of period                    $   57,917,544    $ 69,771,604    $ 45,537,282    $ 59,037,980    $ 1,239,402    $ 725,074
                                   ================= =============== =============== =============== ============== ==========

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                   MIST METLIFE
                                                                     AGGRESSIVE
MIST MET/FRANKLIN MUTUAL SHARES       MIST MET/TEMPLETON GROWTH        STRATEGY    MIST METLIFE BALANCED STRATEGY
                     SUBACCOUNT                      SUBACCOUNT      SUBACCOUNT                        SUBACCOUNT
------------------------------- ------------------------------- --------------- ---------------------------------
     2011              2010            2011         2010 (b)        2011 (a)           2011              2010
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
  $ 9,129         $ (11,060)     $ (387,755)     $ (444,404)     $ (449,536)      $ (89,409)         $ 40,623
   55,962            19,234          (8,261)       (108,183)       (708,953)        923,392           726,119
  (99,318)           43,651      (6,650,212)      2,086,882      (7,641,139)     (1,653,151)        1,822,350
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
  (34,227)           51,825      (7,046,228)      1,534,295      (8,799,628)       (819,168)        2,589,092
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
       --                --          36,255          51,069       2,050,844          44,387           186,086
  301,484           242,056      27,571,445      37,694,044      59,877,668         651,718          (127,653)
      (78)              (80)        (19,482)        (10,934)        (63,619)         (6,166)           (6,799)
  (79,747)          (78,162)    (12,667,987)     (2,673,567)     (3,468,760)     (2,543,987)       (2,397,193)
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
  221,659           163,814      14,920,231      35,060,612      58,396,133      (1,854,048)       (2,345,559)
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
  187,432           215,639       7,874,003      36,594,907      49,596,505      (2,673,216)          243,533
  745,697           530,058      36,594,907              --              --      24,508,815        24,265,282
------------ ----------------- --------------- --------------- --------------- --------------- -----------------
$ 933,129         $ 745,697    $ 44,468,910    $ 36,594,907    $ 49,596,505    $ 21,835,599      $ 24,508,815
============ ================= =============== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                         MIST MFS EMERGING MARKETS
                                     MIST METLIFE GROWTH STRATEGY    MIST METLIFE MODERATE STRATEGY                         EQUITY
                                                       SUBACCOUNT                        SUBACCOUNT                     SUBACCOUNT
                                   --------------------------------- --------------------------------- ----------------------------
                                             2011            2010            2011              2010            2011           2010
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $    (96,968)     $  (48,971)       $(43,199)       $   76,287    $  (272,929)     $ (719,407)
  Net realized gains (losses)             884,077       1,116,501         861,190           371,000         884,647       (753,108)
  Change in unrealized gains
     (losses) on investments           (1,953,025)      1,639,449      (1,203,271)        1,067,659     (20,750,405)    21,914,501
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (1,165,916)      2,706,979        (385,280)        1,514,946     (20,138,687)    20,441,986
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                  35,834          34,397         125,875           388,032         736,246        683,797
  Net transfers (including fixed
     account)                            (580,275)     (1,418,788)       (916,243)          862,313      (1,700,011)       804,832
  Contract charges                         (6,165)         (6,654)         (4,555)           (4,724)        (18,043)       (21,605)
  Transfers for contract benefits
     and terminations                  (1,748,243)     (2,368,445)       (941,672)         (910,419)    (18,266,654)   (14,615,915)
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (2,298,849)     (3,759,490)     (1,736,595)          335,202     (19,248,462)   (13,148,891)
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
     Net increase (decrease)
       in net assets                   (3,464,765)     (1,052,511)     (2,121,875)        1,850,148     (39,387,149)     7,293,095
NET ASSETS:
  Beginning of period                  22,297,948      23,350,459      16,268,189        14,418,041     113,623,154    106,330,059
                                   ----------------- --------------- --------------- ----------------- --------------- ------------
  End of period                    $   18,833,183    $ 22,297,948    $ 14,146,314       $16,268,189    $ 74,236,005    $113,623,154
                                   ================= =============== =============== ================= =============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                      MIST MORGAN STANLEY MID CAP        MIST OPPENHEIMER CAPITAL   MIST PIMCO INFLATION PROTECTED
MIST MFS RESEARCH INTERNATIONAL                            GROWTH                    APPRECIATION                             BOND
                     SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
---------------------------------- ------------------------------- -------------------------------- ------------------------------
        2011               2010            2011              2010           2011             2010            2011          2010
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
  $ (340,832)          $ 20,862      $ (179,788)       $ (290,531)  $ (2,906,067)    $ (1,880,608)      $ 145,570       $ 910,990
  (3,863,221)        (6,143,246)      1,456,517           179,082     (4,551,348)     (14,461,639)      7,364,082       4,490,855
 (15,112,552)        12,019,334      (2,415,947)        4,588,606      1,085,452       39,193,512       2,785,833       1,161,769
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
 (19,316,605)         5,896,950      (1,139,218)        4,477,157     (6,371,963)      22,851,265      10,295,485       6,563,614
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
     969,181            956,246          58,613            74,419      7,832,552        9,960,991       2,185,285       2,299,177
  62,455,106         (2,373,941)     (1,131,285)       (1,963,930)   (11,469,773)     (12,052,204)     12,004,968      10,623,977
     (63,689)           (20,945)         (2,680)           (3,188)      (272,456)        (298,027)        (29,494)        (29,860)
 (16,874,713)       (10,571,750)     (2,903,439)       (2,453,671)   (30,380,903)     (47,208,645)    (19,122,773)    (14,085,206)
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
  46,485,885        (12,010,390)     (3,978,791)       (4,346,370)   (34,290,580)     (49,597,885)     (4,962,014)     (1,191,912)
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
  27,169,280         (6,113,440)     (5,118,009)          130,787    (40,662,543)     (26,746,620)      5,333,471       5,371,702
  71,851,431         77,964,871      18,023,005        17,892,218    324,669,577      351,416,197     110,311,164     104,939,462
--------------- ------------------ --------------- --------------- ---------------- --------------- ----------------  -------------
$ 99,020,711       $ 71,851,431    $ 12,904,996      $ 18,023,005  $ 284,007,034    $ 324,669,577   $ 115,644,635    $110,311,164
=============== ================== =============== =============== ================ =============== ================ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                           MIST PIMCO TOTAL RETURN               MIST PIONEER FUND    MIST PIONEER STRATEGIC INCOME
                                                        SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
                                   ---------------------------------- ------------------------------- -----------------------------
                                             2011            2010            2011            2010             2011         2010
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $   3,966,637      $8,752,020    $   (353,752)   $   (207,203)    $  7,733,913     $ 9,012,715
  Net realized gains (losses)          22,191,385      13,725,544       1,322,323         836,067       11,704,292       6,147,021
  Change in unrealized gains
     (losses) on investments          (20,363,357)      5,170,879      (7,168,938)      5,715,899      (14,503,293)     10,241,708
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  5,794,665      27,648,443      (6,200,367)      6,344,763        4,934,912      25,401,444
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               9,247,517      11,003,929         809,675         588,805        1,912,985       3,027,694
  Net transfers (including fixed
     account)                          28,814,382      33,073,781      28,711,482        (438,848)       4,993,451      24,677,941
  Contract charges                       (102,632)       (105,334)        (34,374)        (26,577)         (66,671)        (70,927)
  Transfers for contract benefits
     and terminations                 (77,141,150)    (78,016,479)    (11,845,107)     (6,250,902)     (54,284,819)    (36,081,723)
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (39,181,883)    (34,044,103)     17,641,676      (6,127,522)     (47,445,054)     (8,447,015)
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets                  (33,387,218)     (6,395,660)     11,441,309         217,241      (42,510,142)     16,954,429
NET ASSETS:
  Beginning of period                 430,615,868     437,011,528      48,832,317      48,615,076      266,557,264     249,602,835
                                   ---------------- ---------------- --------------- --------------- ---------------- -------------
  End of period                    $  397,228,650   $ 430,615,868    $ 60,273,626    $ 48,832,317    $ 224,047,122    $266,557,264
                                   ================ ================ =============== =============== ================ =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                        MIST SSGA GROWTH AND                                          MIST T. ROWE PRICE LARGE CAP
       MIST RCM TECHNOLOGY                        INCOME ETF              MIST SSGA GROWTH ETF                               VALUE
                SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT                          SUBACCOUNT
----------------------------- --------------------------------- --------------------------------- ---------------------------------
       2011        2010 (b)            2011             2010             2011             2010             2011               2010
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 $ (133,606)     $ (31,536)       $ 633,457        $ 141,485        $ 568,982        $ 410,715     $ (1,503,367)      $ (1,079,597)
    (82,392)         1,028        3,384,658          394,694          855,233         (449,603)      (5,999,706)        (9,512,542)
 (1,765,055)       473,487       (4,165,475)      12,093,535       (6,336,615)      17,863,262          (22,210)        30,874,618
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 (1,981,053)       442,979         (147,360)      12,629,714       (4,912,400)      17,824,374       (7,525,283)        20,282,479
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
     19,287          5,752        4,286,666        5,192,124        6,533,689        7,347,800        1,256,529          1,427,815
  8,738,253      2,391,202       (2,721,856)      (2,409,553)      (5,362,569)      (6,506,021)      (3,924,121)        (3,624,085)
     (3,627)          (801)        (167,224)        (180,803)        (204,001)        (219,040)         (35,852)           (41,598)
   (926,869)      (114,329)     (10,534,334)     (11,074,725)     (11,423,883)      (9,859,232)     (20,783,202)       (19,772,310)
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
  7,827,044      2,281,824       (9,136,748)      (8,472,957)     (10,456,764)      (9,236,493)     (23,486,646)       (22,010,178)
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
  5,845,991      2,724,803       (9,284,108)       4,156,757      (15,369,164)       8,587,881      (31,011,929)        (1,727,699)
  2,724,803             --      126,498,036      122,341,279      156,916,020      148,328,139      148,207,202        149,934,901
-------------- -------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
$ 8,570,794    $ 2,724,803    $ 117,213,928    $ 126,498,036    $ 141,546,856    $ 156,916,020    $ 117,195,273      $ 148,207,202
============== ============== ================ ================ ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                     MIST T. ROWE PRICE MID CAP
                                                         GROWTH    MIST THIRD AVENUE SMALL CAP VALUE    MIST TURNER MID CAP GROWTH
                                                     SUBACCOUNT                           SUBACCOUNT                    SUBACCOUNT
                                   ------------------------------- --------------------------------- -----------------------------
                                            2011           2010             2011             2010           2011           2010
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (72,602)    $  (54,930)   $    (669,137)   $    (482,453)   $   (55,039)    $  (56,671)
  Net realized gains (losses)            338,144         72,787       (3,461,170)      (6,045,410)        63,933       (105,862)
  Change in unrealized gains
     (losses) on investments            (449,435)       657,273      (11,812,952)      30,878,171       (240,079)       729,192
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (183,893)       675,130      (15,943,259)      24,350,308       (231,185)       566,659
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 22,199          7,824        3,734,056        4,481,255         14,907          7,976
  Net transfers (including fixed
     account)                            730,834        556,172        2,358,574       (5,742,267)       (17,265)      (474,037)
  Contract charges                          (634)          (520)         (72,447)         (79,851)          (881)          (954)
  Transfers for contract benefits
     and terminations                   (705,536)      (146,989)     (20,445,343)     (17,121,282)      (183,975)      (372,095)
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions         46,863        416,487      (14,425,160)     (18,462,145)      (187,214)      (839,110)
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets                    (137,030)     1,091,617      (30,368,419)       5,888,163       (418,399)      (272,451)
NET ASSETS:
  Beginning of period                  3,627,883      2,536,266      155,522,778      149,634,615      2,845,882      3,118,333
                                   ---------------- -------------- ---------------- ---------------- -------------- --------------
  End of period                    $   3,490,853    $ 3,627,883    $ 125,154,359    $ 155,522,778    $ 2,427,483     $2,845,882
                                   ================ ============== ================ ================ ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                    MSF BARCLAYS CAPITAL AGGREGATE
       MIST VAN KAMPEN COMSTOCK   MORGAN STANLEY MULTI CAP GROWTH                      BOND INDEX  MSF BLACKROCK AGGRESSIVE GROWTH
                     SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT
-------------------------------- -------------------------------- -------------------------------- -------------------------------
      2011            2010            2011              2010           2011             2010           2011             2010
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
   $ (952,059)     $ (237,283)    $ (28,646)         $ (29,043)     $ 2,541,074      $ 3,196,146   $ (1,309,030)   $ (1,652,049)
   17,811,837      10,953,834       134,170             61,264          696,588          740,234      2,960,580         (59,363)
  (22,062,746)     15,994,272      (225,771)           271,030        3,169,218        2,005,415     (5,755,682)     15,653,436
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
   (5,202,968)     26,710,823      (120,247)           303,251        6,406,880        5,941,795     (4,104,132)     13,942,024
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
    1,083,871       1,614,932            --             18,000        2,980,978        3,886,773        942,806         987,855
   (8,403,818)     (6,194,380)     (178,053)            56,236       (2,295,383)      (3,027,797)    (4,048,305)     (2,262,501)
      (87,731)       (107,918)         (120)              (127)         (78,082)         (79,961)       (76,025)        (87,337)
  (44,283,943)    (33,718,819)     (127,675)          (142,618)     (14,356,532)     (20,394,190)   (17,300,935)    (16,065,098)
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
  (51,691,621)    (38,406,185)     (305,848)           (68,509)     (13,749,019)     (19,615,175)   (20,482,459)    (17,427,081)
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
  (56,894,589)    (11,695,362)     (426,095)           234,742       (7,342,139)     (13,673,380)   (24,586,591)     (3,485,057)
  225,341,481     237,036,843     1,463,366          1,228,624      111,235,771      124,909,151    114,976,088     118,461,145
--------------- ---------------- --------------- ---------------- ---------------- --------------- --------------- ---------------
$ 168,446,892   $ 225,341,481    $1,037,271        $ 1,463,366    $ 103,893,632    $ 111,235,771   $ 90,389,497    $114,976,088
=============== ================ =============== ================ ================ =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                          MSF BLACKROCK BOND INCOME       MSF BLACKROCK DIVERSIFIED   MSF BLACKROCK LARGE CAP VALUE
                                                        SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                   -------------------------------- ------------------------------- -------------------------------
                                          2011           2010            2011             2010           2011             2010
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   6,572,507      $7,336,367     $3,056,552       $1,917,535   $   (155,035)   $   (178,536)
  Net realized gains (losses)            3,223,707       2,350,622      2,895,874          817,530       (366,570)       (998,742)
  Change in unrealized gains
     (losses) on investments             2,893,526      10,231,821        729,222       17,884,729        628,393       2,312,362
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                  12,689,740      19,918,810      6,681,648       20,619,794        106,788       1,135,084
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                2,139,640       3,217,835      5,002,694        5,981,006        177,144         227,718
  Net transfers (including fixed
     account)                           (3,315,327)      7,916,248     (5,704,753)      (5,914,502)    (1,016,528)        (91,264)
  Contract charges                         (90,713)       (103,236)      (207,743)        (224,192)        (4,949)         (5,757)
  Transfers for contract benefits
     and terminations                  (52,466,220)    (49,180,996)   (27,729,730)     (38,851,332)    (1,695,938)     (2,913,987)
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
     Net increase (decrease)
         in net assets resulting
         from contract transactions    (53,732,620)    (38,150,149)   (28,639,532)     (39,009,020)    (2,540,271)     (2,783,290)
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
     Net increase (decrease)
         in net assets                 (41,042,880)    (18,231,339)   (21,957,884)     (18,389,226)    (2,433,483)     (1,648,206)
NET ASSETS:
    Beginning of period                291,924,540     310,155,879    263,504,413      281,893,639     17,609,264      19,257,470
                                   ---------------- --------------- -------------- --------------- --------------- ----------------
  End of period                    $   250,881,660   $ 291,924,540  $ 241,546,529    $ 263,504,413   $ 15,175,781   $  17,609,264
                                   ================ =============== ============== =============== =============== ================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK LEGACY LARGE CAP
                        GROWTH        MSF BLACKROCK MONEY MARKET          MSF DAVIS VENTURE VALUE            MSF FI VALUE LEADERS
                    SUBACCOUNT                        SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT
--------------------------------- --------------------------------- -------------------------------- -------------------------------
         2011             2010             2011             2010             2011            2010            2011            2010
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
 $ (2,963,525)    $ (2,970,952)    $ (6,694,787)    $ (6,732,484)    $ (1,271,087)     $ (280,810)     $ (484,573)      $ (52,885)
   16,005,349       12,693,487               --               --       (2,164,272)     (1,564,928)     (6,975,856)     (8,774,890)
  (37,628,458)      31,968,972               --               --      (10,373,169)      6,136,053         893,660      20,494,542
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
  (24,586,634)      41,691,507       (6,694,787)      (6,732,484)     (13,808,528)      4,290,315      (6,566,769)     11,666,767
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
    2,902,725        3,540,046       13,685,000       13,764,673          499,569         545,628         751,919         930,017
   (5,342,991)      (4,835,059)     154,035,845      316,568,462       95,112,541        (465,857)     (3,094,692)     (3,384,556)
     (116,934)        (129,923)        (191,982)        (213,887)         (34,711)         (8,410)        (21,376)        (22,930)
  (35,163,549)     (41,706,229)    (206,302,584)    (216,737,082)     (17,195,093)     (7,345,504)    (15,048,874)    (13,619,689)
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
  (37,720,749)     (43,131,165)     (38,773,721)     113,382,166       78,382,306      (7,274,143)    (17,413,023)    (16,097,158)
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
  (62,307,383)      (1,439,658)     (45,468,508)     106,649,682       64,573,778      (2,983,828)    (23,979,792)     (4,430,391)
  268,487,543      269,927,201      442,249,891      335,600,209       46,053,005      49,036,833      99,325,424     103,755,815
---------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------- ---------------
$ 206,180,160    $ 268,487,543    $ 396,781,383    $ 442,249,891    $ 110,626,783    $ 46,053,005    $ 75,345,632    $ 99,325,424
================ ================ ================ ================ ================ =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                           MSF LOOMIS
                                     MSF JENNISON GROWTH        SAYLES SMALL CAP CORE    MSF MET/ARTISAN MID CAP VALUE
                                              SUBACCOUNT                   SUBACCOUNT                       SUBACCOUNT
                                   --------------------------- -------------- ------------ --------------------------------
                                         2011           2010        2011         2010           2011           2010 (b)
                                   --------------- ----------- -------------- ------------ -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $  (732,949)   $  (615,282)    $  (21,835)    $ (9,222)    $  (19,653)    $    (25,905)
  Net realized gains (losses)         1,060,119       (654,199)        49,522       16,996         61,646          (10,152)
  Change in unrealized gains
     (losses) on investments           (562,643)     6,231,428       (140,818)     112,778         63,620          164,008
                                   --------------- ----------- -------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (235,473)     4,961,947       (113,131)     120,552        105,613          127,951
                                   --------------- ----------- -------------- ------------ -------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               251,996        290,063          9,309       10,236             --               --
  Net transfers (including fixed
     account)                        (1,503,330)    (1,015,205)     1,056,490      233,284         46,076        2,479,334
  Contract charges                      (40,888)       (48,923)          (114)         (57)          (338)            (375)
  Transfers for contract benefits
     and terminations               (11,248,453)    (9,356,185)      (234,005)     (60,970)      (292,254)        (412,510)
                                   --------------- ----------- -------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions   (12,540,675)   (10,130,250)       831,680      182,493       (246,516)       2,066,449
                                   --------------- ----------- -------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets                (12,776,148)    (5,168,303)       718,549      303,045       (140,903)       2,194,400
NET ASSETS:
  Beginning of period                56,595,399     61,763,702        628,433      325,388      2,194,400               --
                                   --------------- ----------- -------------- ------------ -------------- -----------------
  End of period                     $43,819,251   $ 56,595,399    $ 1,346,982    $ 628,433    $ 2,053,497     $  2,194,400
                                   =============== =========== ============== ============ ============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MSF MET/DIMENSIONAL
          INTERNATIONAL          MSF METLIFE CONSERVATIVE           MSF METLIFE CONSERVATIVE TO                              MSF
          SMALL COMPANY                        ALLOCATION                   MODERATE ALLOCATION      METLIFE MID CAP STOCK INDEX
             SUBACCOUNT                        SUBACCOUNT                            SUBACCOUNT                       SUBACCOUNT
-------------------------------- -------------------------------- ------------------------------- ------------------------------
     2011             2010            2011             2010            2011            2010           2011               2010
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
    $ (91)             $ (602)      $ 314,408         $ 779,606       $ 668,557     $ 1,912,414      $ (25,487)      $ (16,661)
    4,927               3,869       1,098,459           705,709         876,080        (106,705)       492,845         (57,772)
  (29,384)             15,221        (799,840)        1,401,830      (1,745,916)      6,774,441       (746,319)      1,577,100
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
  (24,548)             18,488         613,027         2,887,145        (201,279)      8,580,150       (278,961)      1,502,667
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
       --                  --       1,055,711         1,251,896       3,098,237       3,808,639        411,176         389,535
   39,288              15,125       5,538,686         7,282,385       5,540,799       3,816,562        295,733         290,592
      (20)                 (3)        (10,985)          (10,740)        (46,473)        (43,100)        (5,173)        (4,862)
   (7,362)               (583)     (7,853,444)       (5,719,703)    (15,674,570)    (12,700,519)      (758,895)       (529,046)
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
   31,906              14,539      (1,270,032)        2,803,838      (7,082,007)     (5,118,418)       (57,159)        146,219
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
    7,358              33,027        (657,005)        5,690,983      (7,283,286)      3,461,732       (336,120)      1,648,886
  108,458              75,431      38,552,233        32,861,250      92,534,789      89,073,057      7,903,300       6,254,414
------------ ------------------- --------------- ---------------- --------------- --------------- -------------- ---------------
$ 115,816           $ 108,458    $ 37,895,228      $ 38,552,233    $ 85,251,503    $ 92,534,789    $ 7,567,180     $ 7,903,300
============ =================== =============== ================ =============== =============== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            MSF METLIFE MODERATE TO
                                    MSF METLIFE MODERATE ALLOCATION           AGGRESSIVE ALLOCATION     MSF METLIFE STOCK INDEX
                                                         SUBACCOUNT                      SUBACCOUNT                  SUBACCOUNT
                                   -------------------------------- ------------------------------- ------------------------------
                                          2011           2010            2011             2010             2011            2010
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   1,144,736     $5,582,185      $  672,549      $3,465,608   $  (1,944,470)   $ (1,550,335)
  Net realized gains (losses)             (688,451)    (5,424,426)     (2,900,887)    (10,265,456)     18,784,853      18,126,276
  Change in unrealized gains
     (losses) on investments           (10,874,963)    45,896,962     (14,403,833)     49,819,288     (16,373,680)     75,716,840
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (10,418,678)    46,054,721     (16,632,171)     43,019,440         466,703      92,292,781
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               17,464,459     19,846,283      13,933,533      16,766,373      15,672,907      23,601,044
  Net transfers (including fixed
     account)                            2,861,181      4,314,279      (5,399,738)     (3,903,285)    (30,407,027)   (104,187,115)
  Contract charges                        (373,926)      (366,789)       (415,049)       (417,016)       (561,567)       (610,076)
  Transfers for contract benefits
     and terminations                  (49,533,366)   (53,282,954)    (32,689,252)    (52,043,396)    (82,389,114)    (97,206,926)
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
         in net assets resulting
         from contract transactions    (29,581,652)   (29,489,181)    (24,570,506)    (39,597,324)    (97,684,801)   (178,403,073)
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
         in net assets                 (40,000,330)    16,565,540     (41,202,677)      3,422,116     (97,218,098)    (86,110,292)
NET ASSETS:
    Beginning of period                427,765,478    411,199,938     359,791,293     356,369,177     807,958,649     894,068,941
                                   ---------------- --------------- --------------- --------------- ---------------- -------------
  End of period                    $   387,765,148  $ 427,765,478   $ 318,588,616   $ 359,791,293   $ 710,740,551    $807,958,649
                                   ================ =============== =============== =============== ================ =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                    MSF NEUBERGER
          MSF MFS TOTAL RETURN                   MSF MFS VALUE    MSF MORGAN STANLEY EAFE INDEX    BERMAN GENESIS
                    SUBACCOUNT                      SUBACCOUNT                       SUBACCOUNT        SUBACCOUNT
--------------------------------- ------------------------------- -------------------------------- -----------------
         2011             2010            2011            2010            2011             2010           2011 (a)
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
  $ 6,204,372      $ 8,425,455        $ (1,459)     $ (137,987)      $ 898,773      $ 1,294,856             $ (76)
   (9,694,633)     (16,178,972)       (468,161)     (1,903,486)     (3,563,858)      (7,960,644)                2
    7,839,003       54,558,082          88,961       8,611,346      (6,334,332)      10,778,394               335
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
    4,348,742       46,804,565        (380,659)      6,569,873      (8,999,417)       4,112,606               261
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
    8,343,960        8,928,313       2,159,622       2,261,872       2,403,596        2,988,839                --
  (13,818,999)      (9,255,687)     (1,787,901)      3,117,245      (1,647,481)      (1,860,726)           19,748
     (254,692)        (290,412)        (24,294)        (25,647)        (46,102)         (47,455)               (1)
  (94,119,605)     (87,760,748)     (9,912,499)     (9,485,200)     (7,832,217)     (14,605,094)               (3)
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
  (99,849,336)     (88,378,534)     (9,565,072)     (4,131,730)     (7,122,204)     (13,524,436)           19,744
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
  (95,500,594)     (41,573,969)     (9,945,731)      2,438,143     (16,121,621)      (9,411,830)           20,005
  594,788,580      636,362,549      73,901,755      71,463,612      72,320,627       81,732,457                --
---------------- ---------------- --------------- --------------- --------------- ---------------- -----------------
$ 499,287,986    $ 594,788,580    $ 63,956,024    $ 73,901,755    $ 56,199,006     $ 72,320,627          $ 20,005
================ ================ =============== =============== =============== ================ =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                     MSF NEUBERGER BERMAN MID CAP
                                                            VALUE      MSF OPPENHEIMER GLOBAL EQUITY         MSF RUSSELL 2000 INDEX
                                                       SUBACCOUNT                         SUBACCOUNT                     SUBACCOUNT
                                   --------------------------------- --------------------------------- ----------------------------
                                          2011             2010            2011             2010            2011           2010
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (148,560)    $  (146,631)      $1,728,130       $  304,750    $   (118,276)   $      7,018
  Net realized gains (losses)            (494,354)       (879,472)      (1,033,597)      (8,491,313)       (447,044)     (4,300,677)
  Change in unrealized gains
     (losses) on investments             (663,081)      4,943,695      (32,567,930)      56,165,206      (4,743,400)     27,149,045
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (1,305,995)      3,917,592      (31,873,397)      47,978,643      (5,308,720)     22,855,386
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                  40,161             997        8,777,842        9,576,727       2,857,620       3,643,380
  Net transfers (including fixed
     account)                            (234,615)       (131,374)      (6,309,834)      (7,268,720)     (2,617,863)     (1,521,126)
  Contract charges                         (3,281)         (3,975)        (182,684)        (202,710)        (76,823)        (78,130)
  Transfers for contract benefits
     and terminations                  (3,008,098)     (2,514,527)     (40,254,294)     (53,058,261)    (10,869,620)    (18,479,738)
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (3,205,833)     (2,648,879)     (37,968,970)     (50,952,964)    (10,706,686)    (16,435,614)
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
     Net increase (decrease)
       in net assets                   (4,511,828)      1,268,713      (69,842,367)      (2,974,321)    (16,015,406)      6,419,772
NET ASSETS:
  Beginning of period                  18,962,920      17,694,207      371,423,984      374,398,305     109,316,701     102,896,929
                                   ----------------- --------------- ---------------- ---------------- --------------- ------------
  End of period                    $   14,451,092    $ 18,962,920    $ 301,581,617    $ 371,423,984    $ 93,301,295    $109,316,701
                                   ================= =============== ================ ================ =============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF T. ROWE PRICE LARGE CAP      MSF T. ROWE PRICE SMALL CAP    MSF WESTERN ASSET MANAGEMENT      MSF WESTERN ASSET MANAGEMENT
                        GROWTH                           GROWTH    STRATEGIC BOND OPPORTUNITIES                   U.S. GOVERNMENT
                    SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT
--------------------------------- -------------------------------- ------------------------------- ---------------------------------
        2011              2010            2011             2010            2011            2010             2011             2010
---------------     ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
  $ (706,061)       $ (720,749)   $ (1,456,034)    $ (1,256,924)     $ (362,394)      $ 431,774        $ 277,238      $ 2,537,373
   1,286,583          (337,588)      4,434,771          266,597         283,149         141,920        6,112,162        1,328,880
  (1,668,794)        7,462,700      (2,841,905)      27,477,353       1,196,855         333,475           69,362        4,253,524
--------------- --- ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
  (1,088,272)        6,404,363         136,832       26,487,026       1,117,610         907,169        6,458,762        8,119,777
--------------- --- ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
     407,031           440,247       3,071,873        3,089,531          72,507         102,762        2,445,013        3,829,885
  (1,703,777)         (515,092)        191,404          125,709      61,505,952         459,170          982,416        5,091,257
     (19,252)          (22,081)        (62,383)         (58,145)        (12,562)         (3,706)         (88,475)        (100,867)
  (7,934,558)       (7,217,564)    (11,348,941)     (11,603,685)    (11,487,269)     (1,183,589)     (34,116,535)     (29,475,988)
--------------- --- ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
  (9,250,556)       (7,314,490)     (8,148,047)      (8,446,590)     50,078,628        (625,363)     (30,777,581)     (20,655,713)
--------------- --- ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
 (10,338,828)         (910,127)     (8,011,215)      18,040,436      51,196,238         281,806      (24,318,819)     (12,535,936)
  48,700,718        49,610,845     105,806,004       87,765,568       8,424,280       8,142,474      173,254,111      185,790,047
--------------- --- ------------- --------------- ---------------- --------------- --------------- ---------------- ----------------
$ 38,361,890      $ 48,700,718    $ 97,794,789    $ 105,806,004    $ 59,620,518     $ 8,424,280    $ 148,935,292    $ 173,254,111
=============== ================= =============== ================ =============== =============== ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                         PIONEER VCT CULLEN VALUE    PIONEER VCT EMERGING MARKETS     PIONEER VCT EQUITY INCOME
                                                       SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                   --------------------------------- ------------------------------- -----------------------------
                                             2011            2010            2011            2010            2011          2010
                                   ----------------- --------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (143,498)    $  (179,379)    $  (408,646)    $  (398,019)      $  24,662     $   34,504
  Net realized gains (losses)             (14,098)       (154,626)        557,400          75,545         100,032       (537,299)
  Change in unrealized gains
     (losses) on investments             (528,798)      1,268,462      (5,700,836)      3,208,447         675,856      3,676,195
                                   ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (686,394)        934,457      (5,552,082)      2,885,973         800,550      3,173,400
                                   ----------------- --------------- --------------- --------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                  75,877          91,425         110,088         207,259         108,077         63,944
  Net transfers (including fixed
     account)                          (1,222,734)       (511,858)     (2,419,505)       (810,305)        426,315        101,477
  Contract charges                         (4,438)         (5,100)         (8,622)        (10,037)         (7,418)        (7,791)
  Transfers for contract benefits
     and terminations                  (1,506,782)     (1,024,422)     (2,941,326)     (1,887,462)     (3,439,197)    (1,856,435)
                                   ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (2,658,077)     (1,449,955)     (5,259,365)     (2,500,545)     (2,912,223)    (1,698,805)
                                   ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                   (3,344,471)       (515,498)    (10,811,447)        385,428      (2,111,673)     1,474,595
NET ASSETS:
  Beginning of period                  14,111,087      14,626,585      26,221,434      25,836,006      21,292,601     19,818,006
                                   ----------------- --------------- --------------- --------------- --------------- -------------
  End of period                    $   10,766,616    $ 14,111,087    $ 15,409,987    $ 26,221,434    $ 19,180,928    $21,292,601
                                   ================= =============== =============== =============== =============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                   PIONEER VCT                       PIONEER VCT
    IBBOTSON GROWTH ALLOCATION      IBBOTSON MODERATE ALLOCATION       PIONEER VCT MID CAP VALUE    PIONEER VCT REAL ESTATE SHARES
                    SUBACCOUNT                        SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT
--------------------------------- --------------------------------- ------------------------------- -------------------------------
         2011             2010             2011             2010            2011            2010            2011              2010
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
   $ (690,552)      $ (823,648)       $ 421,589        $ 458,323      $ (427,796)     $ (372,395)       $ 39,828          $ 72,053
   (1,693,718)      (3,959,113)        (213,468)      (1,798,072)     (1,947,923)     (2,555,443)       (403,653)         (873,404)
  (10,426,952)      31,646,629       (5,383,568)      15,496,939        (337,519)      9,169,920       1,458,143         3,929,720
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
  (12,811,222)      26,863,868       (5,175,447)      14,157,190      (2,713,238)      6,242,082       1,094,318         3,128,369
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
    3,559,835        3,722,328          667,022        1,381,043         178,370         237,248          85,193            69,797
   (3,243,344)      (7,341,420)       1,240,567        3,210,572        (973,283)     (1,763,109)       (317,126)          689,043
     (120,182)        (127,073)         (40,372)         (43,434)        (15,407)        (18,372)         (6,341)           (6,673)
  (16,316,670)     (10,017,304)     (14,341,396)     (13,680,628)     (7,808,934)     (4,877,160)     (2,515,143)       (1,168,701)
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
  (16,120,361)     (13,763,469)     (12,474,179)      (9,132,447)     (8,619,254)     (6,421,393)     (2,753,417)         (416,534)
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
  (28,931,583)      13,100,399      (17,649,626)       5,024,743     (11,332,492)       (179,311)     (1,659,099)        2,711,835
  246,699,062      233,598,663      134,202,065      129,177,322      43,769,962      43,949,273      15,025,737        12,313,902
---------------- ---------------- ---------------- ---------------- --------------- --------------- --------------- ---------------
$ 217,767,479    $ 246,699,062    $ 116,552,439    $ 134,202,065    $ 32,437,470    $ 43,769,962    $ 13,366,638      $ 15,025,737
================ ================ ================ ================ =============== =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                   WELLS FARGO VT SMALL CAP
                                                     UIF GROWTH            UIF U.S. REAL ESTATE                       VALUE
                                                     SUBACCOUNT                      SUBACCOUNT                  SUBACCOUNT
                                   ------------------------------- ------------------------------- ---------------------------
                                         2011            2010           2011            2010           2011          2010
                                   ---------------- -------------- --------------- --------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $    (143,483)    $ (148,414)    $  (146,860)      $ 110,950    $   (23,584)    $    7,863
  Net realized gains (losses)            804,566        414,582        (886,865)     (1,730,114)       (43,636)      (148,047)
  Change in unrealized gains
     (losses) on investments            (933,812)     1,476,000       1,898,263       6,651,015       (243,647)       722,957
                                   ---------------- -------------- --------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (272,729)     1,742,168         864,538       5,031,851       (310,867)       582,773
                                   ---------------- -------------- --------------- --------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 13,262            495          88,416          97,017         72,666         86,346
  Net transfers (including fixed
     account)                           (345,794)       (45,236)       (521,388)     (1,574,727)       (44,682)      (493,175)
  Contract charges                        (1,880)        (2,102)         (8,685)        (10,492)          (484)            --
  Transfers for contract benefits
     and terminations                 (1,586,751)    (1,319,987)     (5,746,173)     (2,727,751)      (526,671)      (342,837)
                                   ---------------- -------------- --------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (1,921,163)    (1,366,830)     (6,187,830)     (4,215,953)      (499,171)      (749,666)
                                   ---------------- -------------- --------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets                  (2,193,892)       375,338      (5,323,292)        815,898       (810,038)      (166,893)
NET ASSETS:
  Beginning of period                  9,543,702      9,168,364      20,965,294      20,149,396      4,028,620      4,195,513
                                   ---------------- -------------- --------------- --------------- -------------- ------------
  End of period                    $   7,349,810    $ 9,543,702    $ 15,642,002    $ 20,965,294    $ 3,218,582    $ 4,028,620
                                   ================ ============== =============== =============== ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Separate Account Eleven for Variable Annuities (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on November 14, 2002 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the State of Connecticut Insurance Department.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable
 Insurance Funds) ("Invesco V.I.")
AllianceBernstein Variable Products Series Fund, Inc.
 ("AllianceBernstein")
American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
DWS Variable Series I ("DWS I")
DWS Variable Series II ("DWS II")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
 ("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust
 ("LMPVET")
Legg Mason Partners Variable Income Trust
 ("LMPVIT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
Morgan Stanley Variable Investment Series
 ("Morgan Stanley")
Pioneer Variable Contracts Trust ("Pioneer VCT")
The Alger Portfolios ("Alger")
The Dreyfus Socially Responsible Growth Fund, Inc.
 ("Dreyfus Socially Responsible Growth")
The Universal Institutional Funds, Inc. ("UIF")
Wells Fargo Variable Trust ("Wells Fargo VT")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2011:

Alger Capital Appreciation Subaccount
AllianceBernstein Global Thematic Growth
 Subaccount
American Funds Bond Subaccount
American Funds Global Growth Subaccount
American Funds Global Small Capitalization
 Subaccount
American Funds Growth Subaccount
American Funds Growth-Income Subaccount
Delaware VIP Small Cap Value Subaccount
Dreyfus Socially Responsible Growth Subaccount
DWS I Capital Growth Subaccount
DWS II Dreman Small Mid Cap Value Subaccount
DWS II Global Thematic Subaccount
DWS II Government & Agency Securities Subaccount
Fidelity VIP Contrafund Subaccount*
Fidelity VIP Dynamic Capital Appreciation
 Subaccount
Fidelity VIP Equity-Income Subaccount*
Fidelity VIP High Income Subaccount
Fidelity VIP Mid Cap Subaccount
FTVIPT Franklin Income Securities Subaccount

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUBACCOUNTS -- (CONTINUED)

FTVIPT Franklin Rising Dividends Securities
 Subaccount
FTVIPT Franklin Small-Mid Cap Growth Securities
 Subaccount
FTVIPT Mutual Shares Securities Subaccount
FTVIPT Templeton Developing Markets Securities
 Subaccount
FTVIPT Templeton Foreign Securities Subaccount
Invesco V.I. Dividend Growth Subaccount
Invesco V.I. Government Securities Subaccount* (a)
Invesco V.I. S&P 500 Index Subaccount
Invesco V.I. Utilities Subaccount
Invesco V.I. Van Kampen Capital Growth Subaccount*
Invesco V.I. Van Kampen Comstock Subaccount (a)
Invesco V.I. Van Kampen Equity and Income
 Subaccount
Invesco V.I. Van Kampen Growth and Income
 Subaccount*
Janus Aspen Enterprise Subaccount
Janus Aspen Overseas Subaccount
Janus Aspen Worldwide Subaccount
LMPVET ClearBridge Variable Aggressive Growth
 Subaccount*
LMPVET ClearBridge Variable Appreciation
 Subaccount
LMPVET ClearBridge Variable Equity Income Builder
 Subaccount*
LMPVET ClearBridge Variable Fundamental All Cap
 Value Subaccount
LMPVET ClearBridge Variable Large Cap Growth
 Subaccount
LMPVET ClearBridge Variable Large Cap Value
 Subaccount
LMPVET ClearBridge Variable Mid Cap Core
 Subaccount
LMPVET ClearBridge Variable Small Cap Growth
 Subaccount
LMPVET Investment Counsel Variable Social
 Awareness Subaccount
LMPVET Variable Lifestyle Allocation 50%
 Subaccount
LMPVET Variable Lifestyle Allocation 70%
 Subaccount
LMPVET Variable Lifestyle Allocation 85%
 Subaccount
LMPVIT Western Asset Variable Global High Yield
 Bond Subaccount
LMPVIT Western Asset Variable High Income
 Subaccount
MIST American Funds Balanced Allocation
 Subaccount
MIST American Funds Growth Allocation Subaccount
MIST American Funds Moderate Allocation
 Subaccount
MIST Batterymarch Growth and Income Subaccount
MIST BlackRock High Yield Subaccount*
MIST BlackRock Large Cap Core Subaccount
MIST Clarion Global Real Estate Subaccount*
MIST Dreman Small Cap Value Subaccount
MIST Harris Oakmark International Subaccount
MIST Invesco Small Cap Growth Subaccount*
MIST Janus Forty Subaccount*
MIST Lazard Mid Cap Subaccount*
MIST Legg Mason ClearBridge Aggressive Growth
 Subaccount
MIST Loomis Sayles Global Markets Subaccount
MIST Lord Abbett Bond Debenture Subaccount
MIST Lord Abbett Mid Cap Value Subaccount
MIST Met/Eaton Vance Floating Rate Subaccount
MIST Met/Franklin Mutual Shares Subaccount
MIST Met/Templeton Growth Subaccount
MIST MetLife Aggressive Strategy Subaccount (a)
MIST MetLife Balanced Strategy Subaccount
MIST MetLife Growth Strategy Subaccount
MIST MetLife Moderate Strategy Subaccount
MIST MFS Emerging Markets Equity Subaccount*
MIST MFS Research International Subaccount
MIST Morgan Stanley Mid Cap Growth Subaccount*
MIST Oppenheimer Capital Appreciation Subaccount*
MIST PIMCO Inflation Protected Bond Subaccount*
MIST PIMCO Total Return Subaccount
MIST Pioneer Fund Subaccount*
MIST Pioneer Strategic Income Subaccount*
MIST RCM Technology Subaccount*
MIST SSgA Growth and Income ETF Subaccount
MIST SSgA Growth ETF Subaccount
MIST T. Rowe Price Large Cap Value Subaccount
MIST T. Rowe Price Mid Cap Growth Subaccount
MIST Third Avenue Small Cap Value Subaccount*
MIST Turner Mid Cap Growth Subaccount
MIST Van Kampen Comstock Subaccount*
Morgan Stanley Multi Cap Growth Subaccount
MSF Barclays Capital Aggregate Bond Index
 Subaccount

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUBACCOUNTS -- (CONCLUDED)

MSF BlackRock Aggressive Growth Subaccount
MSF BlackRock Bond Income Subaccount*
MSF BlackRock Diversified Subaccount*
MSF BlackRock Large Cap Value Subaccount
MSF BlackRock Legacy Large Cap Growth
 Subaccount*
MSF BlackRock Money Market Subaccount*
MSF Davis Venture Value Subaccount*
MSF FI Value Leaders Subaccount*
MSF Jennison Growth Subaccount*
MSF Loomis Sayles Small Cap Core Subaccount
MSF Met/Artisan Mid Cap Value Subaccount
MSF Met/Dimensional International Small Company
 Subaccount
MSF MetLife Conservative Allocation Subaccount
MSF MetLife Conservative to Moderate Allocation
 Subaccount
MSF MetLife Mid Cap Stock Index Subaccount
MSF MetLife Moderate Allocation Subaccount
MSF MetLife Moderate to Aggressive Allocation
 Subaccount
MSF MetLife Stock Index Subaccount*
MSF MFS Total Return Subaccount*
MSF MFS Value Subaccount*
MSF Morgan Stanley EAFE Index Subaccount
MSF Neuberger Berman Genesis Subaccount (a)
MSF Neuberger Berman Mid Cap Value Subaccount*
MSF Oppenheimer Global Equity Subaccount*
MSF Russell 2000 Index Subaccount
MSF T. Rowe Price Large Cap Growth Subaccount
MSF T. Rowe Price Small Cap Growth Subaccount
MSF Western Asset Management Strategic Bond
 Opportunities Subaccount*
MSF Western Asset Management U.S. Government
 Subaccount
Pioneer VCT Cullen Value Subaccount
Pioneer VCT Emerging Markets Subaccount
Pioneer VCT Equity Income Subaccount
Pioneer VCT Ibbotson Growth Allocation Subaccount
Pioneer VCT Ibbotson Moderate Allocation
 Subaccount
Pioneer VCT Mid Cap Value Subaccount
Pioneer VCT Real Estate Shares Subaccount
UIF Growth Subaccount
UIF U.S. Real Estate Subaccount
Wells Fargo VT Small Cap Value Subaccount

* This Subaccount invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts.
(a) This Subaccount began operations during the year ended December 31, 2011.

3. PORTFOLIO CHANGES

The following Subaccounts ceased operations during the year ended December 31, 2011:

Credit Suisse Trust International Equity Flex III Portfolio
DWS I Health Care Subaccount
FTVIPT Templeton Growth Securities Subaccount
Invesco V.I. Van Kampen Government Subaccount
Invesco V.I. Van Kampen Value Subaccount
Janus Aspen Global Technology Subaccount
LMPVET ClearBridge Variable Capital Subaccount
LMPVET ClearBridge Variable Dividend Strategy
 Subaccount
LMPVET Global Currents Variable International All
 Cap Opportunity Subaccount
LMPVIT Western Asset Variable Adjustable Rate
 Income Subaccount
LMPVIT Western Asset Variable Diversified Strategic
 Income Subaccount
LMPVIT Western Asset Variable Strategic Bond
 Subaccount
MIST Legg Mason Value Equity Subaccount
MSF MetLife Aggressive Allocation Subaccount
Pioneer VCT Bond Subaccount
Pioneer VCT Fund Subaccount

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONCLUDED)

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2011:

NAME CHANGES:

FORMER NAME                                              NEW NAME
-----------                                              --------
(MIST) Lord Abbett Growth and Income Portfolio           (MIST) T. Rowe Price Large Cap Value Portfolio
Morgan Stanley Capital Opportunities Portfolio           Morgan Stanley Multi Cap Growth Portfolio
UIF Capital Growth Portfolio                             UIF Growth Portfolio

MERGERS:

FORMER PORTFOLIO                                         NEW PORTFOLIO
----------------                                         -------------
DWS Health Care VIP                                      DWS Capital Growth VIP
Invesco Van Kampen V.I. Government Fund                  Invesco V.I. Government Securities Fund
Invesco Van Kampen V.I. Value Fund                       Invesco Van Kampen V.I. Comstock Fund
Legg Mason ClearBridge Variable Dividend Strategy        Legg Mason ClearBridge Variable Equity Income
 Portfolio                                                Builder Portfolio
(MIST) Legg Mason Value Equity Portfolio                 (MIST) Legg Mason Clearbridge Aggressive Growth
                                                          Portfolio
(MSF) MetLife Aggressive Allocation Portfolio            (MIST) MetLife Aggressive Strategy Portfolio


SUBSTITUTIONS:

FORMER PORTFOLIO                                        NEW PORTFOLIO
----------------                                        -------------
FTVIPT Templeton Growth Securities Fund                 (MIST) Met/Templeton Growth Portfolio
Janus Aspen Global Technology Portfolio                 (MIST) RCM Technology Portfolio
Legg Mason ClearBridge Variable Capital Portfolio       (MSF) Davis Venture Value Portfolio
Legg Mason Global Currents Variable International       (MIST) MFS Research International Portfolio
 All Cap Opportunity Portfolio
Legg Mason Western Asset Variable Diversified           (MSF) Western Asset Management Strategic Bond
 Strategic Income Portfolio                               Opportunities Portfolio
Legg Mason Western Asset Variable Strategic Bond        (MSF) Western Asset Management Strategic Bond
 Portfolio                                                Opportunities Portfolio
Pioneer Bond VCT Portfolio                              (MIST) PIMCO Total Return Portfolio
Pioneer Fund VCT Portfolio                              (MIST) Pioneer Fund Portfolio



LIQUIDATIONS:

Credit Suisse Trust International Equity Flex III Portfolio
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Subaccounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Subaccount invests in shares of open-ended mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Subaccounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011()04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, and are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

ENHANCED STEPPED-UP PROVISION -- For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee the periodic return on the investment.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE -- For an additional charge, the Company will guarantee payments for life after certain conditions are met.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

VARIABLE ANNUITIZATION FLOOR BENEFIT -- For an additional charge, the Company will guarantee a minimum variable annuity payment regardless of the performance of the variable funding options selected.

PRINCIPAL PROTECTION -- For an additional charge, the Company will guarantee your principal (sum of purchase payments adjusted proportionally for any withdrawals).

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

Mortality and Expense Risk                     0.30% - 1.90%
                                               ---------------
Administrative                                 0.10% - 0.15%
                                               ---------------
Enhanced Stepped-Up Provision                  0.15% - 0.25%
                                               ---------------
Guaranteed Minimum Withdrawal Benefit          0.25% - 1.00%
                                               ---------------
Guaranteed Minimum Withdrawal Benefit for Life 0.65% - 1.50%
                                               ---------------
Guaranteed Minimum Accumulation Benefit        0.40% - 0.50%
                                               ---------------
Variable Annuitization Floor Benefit           0.00% - 3.00%
                                               ---------------
Principal Protection                           1.25% - 2.50%
                                               ===============

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. Additionally, there may be certain Subaccounts that have expense rates which fall outside of the range above due to expense waivers or additional charges being applied.

Depending on the product and contract, a contract administrative charge may be assessed on a semi-annual or annual basis ranging from $15 to $50 for Contracts with account values of less than $40,000 to $100,000. For certain contracts, a contract administrative charge is imposed irregardless of contract values. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable
Subaccounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                         FOR THE YEAR ENDED
                                                       AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                       ----------------------- ----------------------------
                                                                                     COST OF       PROCEEDS
                                                           SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                       ---------- ------------ ------------- --------------
Alger Capital Appreciation Subaccount                      77,024    3,391,657     1,224,038        969,976
AllianceBernstein Global Thematic Growth Subaccount        60,267      933,453       102,062        437,243
American Funds Bond Subaccount                          1,025,886   10,770,511     4,989,871      4,742,318
American Funds Global Growth Subaccount                 7,675,298  144,294,626     8,904,694     49,879,620
American Funds Global Small Capitalization Subaccount     229,300    3,979,274     1,271,483      3,948,772
American Funds Growth Subaccount                        6,252,652  326,737,900    12,045,014    101,300,632
American Funds Growth-Income Subaccount                 8,333,657  287,820,250    11,894,356     85,560,981
Delaware VIP Small Cap Value Subaccount                   403,114   10,636,580       951,980     13,163,457
Dreyfus Socially Responsible Growth Subaccount             22,327      579,375       128,858         64,981
DWS I Capital Growth Subaccount                           571,743   10,059,659     3,389,734      1,934,001
DWS II Dreman Small Mid Cap Value Subaccount              727,201   10,393,741       205,464      2,004,966
DWS II Global Thematic Subaccount                         382,676    4,356,662       128,726      1,318,920
DWS II Government & Agency Securities Subaccount          495,224    6,192,269     1,921,049      1,158,534
Fidelity VIP Contrafund Subaccount                      9,856,735  253,089,068    16,052,092     48,049,496
Fidelity VIP Dynamic Capital Appreciation Subaccount      256,018    1,955,130       116,767        367,901
Fidelity VIP Equity-Income Subaccount                  11,447,756  238,359,698     7,258,138     27,614,612
Fidelity VIP High Income Subaccount                     4,809,797   29,968,349     3,400,656      5,614,112
Fidelity VIP Mid Cap Subaccount                         9,357,591  262,136,457    14,078,301     58,740,415
FTVIPT Franklin Income Securities Subaccount            2,686,243   38,543,863     9,782,251     18,553,125
FTVIPT Franklin Rising Dividends Securities Subaccount  1,126,975   19,440,994     2,900,573      4,956,410
FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount                                            1,706,091   32,151,536     2,647,057     12,226,741
FTVIPT Mutual Shares Securities Subaccount              2,152,359   35,971,299     1,432,176     14,085,793
FTVIPT Templeton Developing Markets Securities
  Subaccount                                            2,726,322   28,734,270     2,921,310      5,951,838
FTVIPT Templeton Foreign Securities Subaccount          7,630,889  105,994,366     7,881,968     32,562,134
Invesco V.I. Dividend Growth Subaccount                   110,887    1,504,356        71,559        517,754
Invesco V.I. Government Securities Subaccount (a)       1,682,162   19,602,061    26,591,004      7,268,373
Invesco V.I. S&P 500 Index Subaccount                     278,325    2,944,723       276,467      4,387,001
Invesco V.I. Utilities Subaccount                         141,384    2,330,288       485,458        741,802
Invesco V.I. Van Kampen Capital Growth Subaccount         360,849   10,365,866     1,374,012      4,507,340
Invesco V.I. Van Kampen Comstock Subaccount (a)           710,472    8,962,850    10,402,575      1,325,253
Invesco V.I. Van Kampen Equity and Income Subaccount    7,624,762   97,923,430     4,179,700     42,077,090
Invesco V.I. Van Kampen Growth and Income Subaccount    5,370,891   90,903,106     2,725,509     34,932,239
Janus Aspen Enterprise Subaccount                         367,200   11,083,909       920,795      4,643,172
Janus Aspen Overseas Subaccount                         1,433,288   63,052,217     4,220,396     13,836,494
Janus Aspen Worldwide Subaccount                           31,261      858,590        99,214        239,957
LMPVET ClearBridge Variable Aggressive Growth
  Subaccount                                           23,530,894  307,568,614    12,331,217    131,323,125
LMPVET ClearBridge Variable Appreciation Subaccount    14,597,101  330,660,493     8,552,613    108,136,741
LMPVET ClearBridge Variable Equity Income Builder
  Subaccount                                           12,956,629  156,956,443    44,097,619     42,758,577
LMPVET ClearBridge Variable Fundamental All Cap Value
  Subaccount                                           19,504,326  386,905,244    11,420,679    105,193,780
LMPVET ClearBridge Variable Large Cap Growth
  Subaccount                                            6,247,613   87,465,084     3,050,057     27,283,344
LMPVET ClearBridge Variable Large Cap Value Subaccount  9,902,596  150,818,873     6,640,815     33,746,380
LMPVET ClearBridge Variable Mid Cap Core Subaccount     3,328,185   41,641,149     1,104,555     18,323,635
LMPVET ClearBridge Variable Small Cap Growth
  Subaccount                                            3,859,869   52,784,067     6,672,389     19,037,589
LMPVET Investment Counsel Variable Social Awareness
  Subaccount                                            1,816,411   42,467,422     1,133,726      9,970,437
LMPVET Variable Lifestyle Allocation 50% Subaccount     6,777,927   77,425,229     3,118,356     22,566,053
LMPVET Variable Lifestyle Allocation 70% Subaccount     4,153,874   46,773,694     1,412,604     12,134,487
LMPVET Variable Lifestyle Allocation 85% Subaccount     2,354,080   30,448,961     1,038,354      6,260,505

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                       FOR THE YEAR ENDED
                                                     AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                     ----------------------- ----------------------------
                                                                                   COST OF       PROCEEDS
                                                         SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                     ---------- ------------ ------------- --------------
LMPVIT Western Asset Variable Global High Yield Bond
  Subaccount                                          1,564,332   12,745,578     2,003,559      3,966,408
LMPVIT Western Asset Variable High Income Subaccount 20,571,845  137,866,412    14,204,911     38,337,257
MIST American Funds Balanced Allocation Subaccount      191,954    1,710,332       750,255      1,120,758
MIST American Funds Growth Allocation Subaccount        164,607    1,378,905       487,241      1,136,404
MIST American Funds Moderate Allocation Subaccount      137,601    1,275,861       400,161        245,266
MIST Batterymarch Growth and Income Subaccount       14,698,447  295,761,515     4,659,153     30,769,667
MIST BlackRock High Yield Subaccount                 15,928,915  129,338,386    34,741,442     46,108,935
MIST BlackRock Large Cap Core Subaccount              5,359,897   54,789,827     4,440,855     13,301,839
MIST Clarion Global Real Estate Subaccount            7,500,672   97,104,513     8,679,897     18,255,758
MIST Dreman Small Cap Value Subaccount                  910,103   11,676,676     3,157,857      5,384,414
MIST Harris Oakmark International Subaccount          5,333,424   78,024,073     6,172,392     21,762,169
MIST Invesco Small Cap Growth Subaccount                900,829   11,614,976     4,398,466      5,098,976
MIST Janus Forty Subaccount                           7,229,100  530,162,670    16,168,241     72,924,839
MIST Lazard Mid Cap Subaccount                        7,302,824   77,550,675     7,547,936     18,358,856
MIST Legg Mason ClearBridge Aggressive Growth
  Subaccount                                            392,737    3,203,348     3,709,758        665,256
MIST Loomis Sayles Global Markets Subaccount         13,209,244  144,770,736     6,151,078     19,549,731
MIST Lord Abbett Bond Debenture Subaccount            4,524,808   53,535,704     9,198,429     20,153,502
MIST Lord Abbett Mid Cap Value Subaccount             2,999,821   56,445,674     2,617,013     14,351,191
MIST Met/Eaton Vance Floating Rate Subaccount           120,447    1,233,119     3,825,494      3,294,366
MIST Met/Franklin Mutual Shares Subaccount              115,201      912,374       466,254        178,785
MIST Met/Templeton Growth Subaccount                  5,188,905   49,032,221    29,868,473     15,336,016
MIST MetLife Aggressive Strategy Subaccount (a)       5,516,853   57,237,647    63,837,488      5,890,887
MIST MetLife Balanced Strategy Subaccount             2,172,696   16,962,436     1,647,184      3,590,647
MIST MetLife Growth Strategy Subaccount               1,890,882   14,130,383       660,006      3,055,829
MIST MetLife Moderate Strategy Subaccount             1,352,420   11,717,845     2,914,159      4,693,958
MIST MFS Emerging Markets Equity Subaccount           7,979,748   80,906,097     9,691,505     29,212,912
MIST MFS Research International Subaccount           11,063,767  126,375,372    69,273,612     23,128,554
MIST Morgan Stanley Mid Cap Growth Subaccount         1,208,469   12,077,466     1,897,956      5,608,643
MIST Oppenheimer Capital Appreciation Subaccount     46,674,809  323,219,256     2,264,311     39,460,934
MIST PIMCO Inflation Protected Bond Subaccount        9,714,651  105,730,537    30,451,554     29,993,585
MIST PIMCO Total Return Subaccount                   33,213,098  367,541,538    81,171,698    103,680,352
MIST Pioneer Fund Subaccount                          4,532,570   57,450,931    32,832,715     15,544,781
MIST Pioneer Strategic Income Subaccount             20,495,684  200,019,571    44,776,161     82,894,329
MIST RCM Technology Subaccount                        1,995,607    9,862,371    10,102,142      2,408,695
MIST SSgA Growth and Income ETF Subaccount           10,512,460  108,395,895     5,784,552     11,958,435
MIST SSgA Growth ETF Subaccount                      13,265,872  136,816,235     3,559,817     13,447,595
MIST T. Rowe Price Large Cap Value Subaccount         5,615,490  144,299,962     5,184,204     30,174,300
MIST T. Rowe Price Mid Cap Growth Subaccount            377,390    3,118,854     1,467,982      1,381,066
MIST Third Avenue Small Cap Value Subaccount          9,261,542  150,425,470    13,990,743     29,085,095
MIST Turner Mid Cap Growth Subaccount                   193,888    2,357,092       318,147        560,406
MIST Van Kampen Comstock Subaccount                  18,149,939  119,830,086     4,317,008     56,960,674
Morgan Stanley Multi Cap Growth Subaccount               28,034      807,886       130,340        464,848
MSF Barclays Capital Aggregate Bond Index Subaccount  8,971,816   96,920,874     6,457,021     17,664,954
MSF BlackRock Aggressive Growth Subaccount            3,500,755   83,692,292     2,593,950     24,385,549
MSF BlackRock Bond Income Subaccount                  2,273,905  235,183,714    25,414,368     72,574,913
MSF BlackRock Diversified Subaccount                 15,145,298  223,825,109     9,669,720     35,252,707
MSF BlackRock Large Cap Value Subaccount              1,473,377   17,329,656       701,254      3,396,569
MSF BlackRock Legacy Large Cap Growth Subaccount      8,267,061  148,785,501     7,381,913     48,066,419
MSF BlackRock Money Market Subaccount                 3,967,814  396,781,273   233,807,166    279,276,244
MSF Davis Venture Value Subaccount                    3,747,407  123,430,706   103,923,406     26,812,312
MSF FI Value Leaders Subaccount                         573,576  105,893,843     3,085,278     20,983,087
MSF Jennison Growth Subaccount                        3,635,901   41,768,778     1,012,728     14,286,335
MSF Loomis Sayles Small Cap Core Subaccount               6,152    1,331,051     1,186,717        376,878
MSF Met/Artisan Mid Cap Value Subaccount                 11,772    1,825,842       229,714        495,909

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                             SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                         ---------- ------------ ------------- --------------
MSF Met/Dimensional International Small Company
  Subaccount                                                  8,774      129,063        52,337         16,147
MSF MetLife Conservative Allocation Subaccount            3,286,664   35,653,501    14,988,229     15,943,833
MSF MetLife Conservative to Moderate Allocation
  Subaccount                                              7,632,185   83,283,356    14,383,098     20,796,533
MSF MetLife Mid Cap Stock Index Subaccount                  583,437    7,498,537     2,840,744      2,576,937
MSF MetLife Moderate Allocation Subaccount               35,937,456  408,562,622    21,323,252     49,760,172
MSF MetLife Moderate to Aggressive Allocation Subaccount 30,751,797  362,873,343    11,703,171     35,601,111
MSF MetLife Stock Index Subaccount                       24,085,610  690,337,041    32,302,843    127,160,989
MSF MFS Total Return Subaccount                           3,881,624  541,038,598    26,199,704    119,844,936
MSF MFS Value Subaccount                                  5,230,977   66,942,056     6,018,457     15,585,008
MSF Morgan Stanley EAFE Index Subaccount                  5,498,924   88,724,187     2,492,087      8,715,499
MSF Neuberger Berman Genesis Subaccount (a)                   1,687       19,671        19,747             79
MSF Neuberger Berman Mid Cap Value Subaccount               776,294   16,626,007     1,286,293      4,640,716
MSF Oppenheimer Global Equity Subaccount                 21,714,136  336,149,723    18,254,532     54,495,496
MSF Russell 2000 Index Subaccount                         7,369,771   99,969,201     3,089,295     13,914,239
MSF T. Rowe Price Large Cap Growth Subaccount             2,595,527   35,742,189     3,334,131     13,290,766
MSF T. Rowe Price Small Cap Growth Subaccount             6,066,674   80,191,359    12,559,707     22,163,798
MSF Western Asset Management Strategic Bond
  Opportunities Subaccount                                4,607,285   57,737,384    65,321,034     15,604,799
MSF Western Asset Management U.S. Government
  Subaccount                                             12,197,813  145,294,732    17,631,399     42,455,933
Pioneer VCT Cullen Value Subaccount                         999,686   11,118,295       360,632      3,162,214
Pioneer VCT Emerging Markets Subaccount                     649,936   17,282,131     1,717,212      7,385,303
Pioneer VCT Equity Income Subaccount                        940,703   18,816,973     2,189,038      5,076,642
Pioneer VCT Ibbotson Growth Allocation Subaccount        21,412,732  240,364,049    10,101,762     26,912,707
Pioneer VCT Ibbotson Moderate Allocation Subaccount      11,449,159  122,440,370     7,751,937     19,804,556
Pioneer VCT Mid Cap Value Subaccount                      2,059,522   40,503,960     1,552,642     10,599,714
Pioneer VCT Real Estate Shares Subaccount                   762,066   14,318,860     1,430,884      4,144,502
UIF Growth Subaccount                                       365,662    5,314,325       355,091      2,419,759
UIF U.S. Real Estate Subaccount                           1,152,690   17,431,246       575,608      6,910,292
Wells Fargo VT Small Cap Value Subaccount                   386,849    3,591,275       171,353        694,089

(a) For the period May 2, 2011 to December 31, 2011.

This page is intentionally left blank.

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                             ALLIANCEBERNSTEIN GLOBAL
                               ALGER CAPITAL APPRECIATION             THEMATIC GROWTH         AMERICAN FUNDS BOND
                                               SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                               ----------------------------- --------------------------- ---------------------------
                                    2011             2010          2011          2010          2011          2010
                               ------------ ---------------- ------------- ------------- ------------- -------------
Units beginning of year          2,108,411        2,568,654     1,545,364     1,859,710     6,629,074     5,354,874
Units issued and transferred
  from other funding options       638,403          378,839     1,539,952        67,315     9,924,012     3,203,628
Units redeemed and transferred
  to other funding options        (512,568)        (839,082)   (1,863,932)     (381,661)   (9,903,229)   (1,929,428)
                               ------------ ---------------- ------------- ------------- ------------- -------------
Units end of year                2,234,246        2,108,411     1,221,384     1,545,364     6,649,857     6,629,074
                               ============ ================ ============= ============= ============= =============

                                            AMERICAN FUNDS                                    DREYFUS SOCIALLY RESPONSIBLE
                                             GROWTH-INCOME    DELAWARE VIP SMALL CAP VALUE                          GROWTH
                                                SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                               ------------------------------ ------------------------------- -------------------------------
                                       2011           2010          2011              2010       2011                 2010
                               --------------- -------------- ------------- ----------------- ---------- --------------------
Units beginning of year         266,085,972    305,682,875    10,497,320        11,809,419    480,877              574,094
Units issued and transferred
  from other funding options    248,225,998     14,097,977     4,502,467         1,318,201    100,383               10,491
Units redeemed and transferred
  to other funding options     (301,846,907)   (53,694,880)   (9,184,419)       (2,630,300)   (45,200)            (103,708)
                               --------------- -------------- ------------- ----------------- ---------- --------------------
Units end of year               212,465,063    266,085,972     5,815,368        10,497,320    536,060              480,877
                               =============== ============== ============= ================= ========== ====================

                               DWS II GOVERNMENT & AGENCY                               FIDELITY VIP DYNAMIC CAPITAL
                                               SECURITIES    FIDELITY VIP CONTRAFUND                    APPRECIATION
                                               SUBACCOUNT                 SUBACCOUNT                      SUBACCOUNT
                               -------------------------- ---------------------------- ------------------------------
                                    2011        2010          2011          2010          2011              2010
                               ------------ ------------- ------------- -------------- ------------- ----------------
Units beginning of year          4,693,342    5,472,346    160,809,148   181,273,642     1,800,348         2,259,227
Units issued and transferred
  from other funding options     1,357,214      792,647    102,224,509    15,737,799     1,196,589           317,045
Units redeemed and transferred
  to other funding options        (910,164)  (1,571,651)  (121,307,603)  (36,202,293)   (1,367,123)         (775,924)
                               ------------ ------------- ------------- -------------- ------------- ----------------
Units end of year                5,140,392    4,693,342    141,726,054   160,809,148     1,629,814         1,800,348
                               ============ ============= ============= ============== ============= ================

                                   FTVIPT FRANKLIN INCOME      FTVIPT FRANKLIN RISING    FTVIPT FRANKLIN SMALL-MID CAP
                                               SECURITIES        DIVIDENDS SECURITIES                GROWTH SECURITIES
                                               SUBACCOUNT                  SUBACCOUNT                       SUBACCOUNT
                               ----------------------------- --------------------------- --------------------------------
                                      2011           2010          2011          2010           2011              2010
                               -------------- -------------- ------------- ------------- -------------- -----------------
Units beginning of year         29,222,902     30,320,651    16,928,302    18,663,538     31,824,896        38,242,323
Units issued and transferred
  from other funding options    30,227,388      9,664,076     2,332,749     1,232,722     17,928,671         2,285,035
Units redeemed and transferred
  to other funding options     (36,521,497)   (10,761,825)   (3,709,890)   (2,967,958)   (24,024,504)       (8,702,462)
                               -------------- -------------- ------------- ------------- -------------- -----------------
Units end of year               22,928,793     29,222,902    15,551,161    16,928,302     25,729,063        31,824,896
                               ============== ============== ============= ============= ============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

                                              AMERICAN FUNDS
 AMERICAN FUNDS GLOBAL GROWTH    GLOBAL SMALL CAPITALIZATION     AMERICAN FUNDS GROWTH
                   SUBACCOUNT                     SUBACCOUNT                SUBACCOUNT
------------------------------- --------------------------- ---------------------------
     2011             2010          2011           2010         2011          2010
--------------- --------------- ------------- ------------- ------------ --------------
 115,240,903      130,525,259     2,635,611     1,997,395    282,002,413   323,767,342
 105,424,559       10,765,450     3,287,168     1,243,457    257,694,615    20,613,179
(128,169,701)     (26,049,806)   (4,299,754)     (605,241)  (312,988,361)  (62,378,108)
--------------- --------------- ------------- ------------- ------------ --------------
   92,495,761     115,240,903     1,623,025     2,635,611    226,708,667   282,002,413
=============== =============== ============= ============= ============ ==============

                            DWS II DREMAN SMALL MID CAP
  DWS I CAPITAL GROWTH                            VALUE      DWS II GLOBAL THEMATIC
            SUBACCOUNT                       SUBACCOUNT                  SUBACCOUNT
--------------------------- ------------------------------ --------------------------
  2011            2010          2011             2010         2011         2010
----------- --------------- ------------- ---------------- ------------ ------------
 7,420,886     8,917,378     5,549,304        6,769,158    2,895,029    3,417,264
 2,521,070       223,817       193,843          271,638      104,704      247,409
(1,450,035)   (1,720,309)   (1,077,510)      (1,491,492)    (780,068)    (769,644)
----------- --------------- ------------- ---------------- ------------ ------------
 8,491,921     7,420,886     4,665,637        5,549,304    2,219,665    2,895,029
=========== =============== ============= ================ ============ ============

FIDELITY VIP EQUITY-INCOME    FIDELITY VIP HIGH INCOME       FIDELITY VIP MID CAP
                SUBACCOUNT                  SUBACCOUNT                 SUBACCOUNT
----------------------------- ------------------------ -----------------------------
    2011           2010          2011          2010           2011        2010
------------- -------------- ------------- ------------ -------------- -------------
 87,497,260    108,541,676    11,343,721    14,725,421    150,237,224   163,964,353
 14,784,785      7,103,254     1,060,190     1,254,717     89,130,981    17,556,588
(24,204,093)   (28,147,670)   (2,504,036)   (4,636,417)  (107,512,638)  (31,283,717)
------------- -------------- ------------- -----------  -------------- -------------
 78,077,952     87,497,260     9,899,875    11,343,721    131,855,567   150,237,224
============= ============== ============= ===========  ============== =============

     FTVIPT MUTUAL SHARES    FTVIPT TEMPLETON DEVELOPING      FTVIPT TEMPLETON FOREIGN
               SECURITIES             MARKETS SECURITIES                    SECURITIES
               SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
------------------------- ------------------------------ -----------------------------
    2011          2010          2011             2010           2011           2010
------------ ------------- ------------- ---------------- -------------- -------------
 36,409,020    42,535,689    14,717,477       15,673,026     84,974,211     97,704,725
 36,436,514     2,874,422     2,555,899        3,972,448     65,570,772      8,354,795
(46,445,884)   (9,001,091)   (3,936,332)      (4,927,997)   (81,377,494)   (21,085,309)
------------ ------------- ------------- ---------------- -------------- -------------
 26,399,650    36,409,020    13,337,044       14,717,477     69,167,489     84,974,211
============ ============= ============= ================ ============== =============

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                               INVESCO V.I.
                                                                 GOVERNMENT
                               INVESCO V.I. DIVIDEND GROWTH      SECURITIES    INVESCO V.I. S&P 500 INDEX
                                                 SUBACCOUNT      SUBACCOUNT                    SUBACCOUNT
                               ------------------------------- --------------- -----------------------------
                                     2011              2010         2011 (a)         2011            2010
                               ------------- ----------------- --------------- ------------- ---------------
Units beginning of year          1,892,620         2,297,823              --     6,211,524       6,684,139
Units issued and transferred
  from other funding options     1,825,973           103,967      22,126,396     6,229,384         100,964
Units redeemed and transferred
  to other funding options      (2,241,331)         (509,170)     (5,872,073)   (9,734,636)       (573,579)
                               ------------- ----------------- --------------- ------------- ---------------
Units end of year                1,477,262         1,892,620      16,254,323     2,706,272       6,211,524
                               ============= ================= =============== ============= ===============

                                   INVESCO V.I. VAN KAMPEN    INVESCO V.I. VAN KAMPEN
                                         EQUITY AND INCOME          GROWTH AND INCOME       JANUS ASPEN ENTERPRISE
                                                SUBACCOUNT                 SUBACCOUNT                   SUBACCOUNT
                               --------------------------- ----------------------------- ----------------------------
                                       2011           2010           2011        2010           2011          2010
                               --------------- ----------- -------------- -------------- -------------- -------------
Units beginning of year          95,244,297    106,877,677     95,521,755 114,335,077     20,137,778    24,776,585
Units issued and transferred
  from other funding options     95,644,293      6,460,327     89,918,227   3,667,863     17,474,244       644,357
Units redeemed and transferred
  to other funding options     (120,798,767)   (18,093,707) (113,007,967) (22,481,185)   (21,954,768)   (5,283,164)
                               --------------- -------------------------- -------------- -------------- -------------
Units end of year                70,089,823     95,244,297     72,432,015  95,521,755     15,657,254    20,137,778
                               =============== =========== ============== ============== ============== =============

                                                                                               LMPVET CLEARBRIDGE
                                        LMPVET CLEARBRIDGE             LMPVET CLEARBRIDGE    VARIABLE FUNDAMENTAL
                                     VARIABLE APPRECIATION VARIABLE EQUITY INCOME BUILDER           ALL CAP VALUE
                                                SUBACCOUNT                     SUBACCOUNT              SUBACCOUNT
                               --------------------------- ------------------------------ --------------------------
                                    2011           2010         2011            2010         2011          2010
                               --------------- ----------- -------------- --------------- ----------- --------------
Units beginning of year         340,812,870    397,735,990   117,810,538    135,980,347   360,564,870  428,072,804
Units issued and transferred
  from other funding options    309,947,399      9,841,982   158,397,686      3,424,954   290,684,689   10,359,708
Units redeemed and transferred
  to other funding options     (386,299,867)   (66,765,102) (159,721,533)   (21,594,763) (362,217,473) (77,867,642)
                               --------------- ----------- -------------- --------------- ----------- --------------
Units end of year               264,460,402    340,812,870   116,486,691    117,810,538   289,032,086  360,564,870
                               =============== =========== ============== =============== =========== ==============

                                       LMPVET CLEARBRIDGE    LMPVET INVESTMENT COUNSEL     LMPVET VARIABLE LIFESTYLE
                                VARIABLE SMALL CAP GROWTH    VARIABLE SOCIAL AWARENESS                ALLOCATION 50%
                                               SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                               ----------------------------- ---------------------------- -----------------------------
                                    2011           2010           2011          2010           2011           2010
                               -------------- -------------- -------------- ------------- -------------- --------------
Units beginning of year          46,003,583     54,202,034     28,992,998    35,265,807     69,091,278     82,791,698
Units issued and transferred
  from other funding options     37,710,988      3,170,049     14,833,181     1,056,029     66,066,579      2,236,843
Units redeemed and transferred
  to other funding options      (45,183,851)   (11,368,500)   (20,516,168)   (7,328,838)   (80,355,487)   (15,937,263)
                               -------------- -------------- -------------- ------------- -------------- --------------
Units end of year                38,530,720     46,003,583     23,310,011    28,992,998     54,802,370     69,091,278
                               ============== ============== ============== ============= ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

                                                       INVESCO V.I.
                            INVESCO V.I. VAN KAMPEN      VAN KAMPEN
INVESCO V.I. UTILITIES               CAPITAL GROWTH        COMSTOCK
            SUBACCOUNT                   SUBACCOUNT      SUBACCOUNT
------------------------- ---------------------------- ---------------
     2011         2010           2011          2010         2011 (a)
------------ ------------ -------------- ------------- ---------------
1,414,907    1,703,060     12,335,955    15,018,782              --
  247,175      111,874     12,269,424       228,779       9,856,127
 (411,386)    (400,027)   (13,815,547)   (2,911,606)     (1,289,345)
------------ ------------ -------------- ------------- ---------------
1,250,696    1,414,907     10,789,832    12,335,955       8,566,782
============ ============ ============== ============= ===============

                                                              LMPVET CLEARBRIDGE
      JANUS ASPEN OVERSEAS     JANUS ASPEN WORLDWIDE  VARIABLE AGGRESSIVE GROWTH
                SUBACCOUNT                SUBACCOUNT                  SUBACCOUNT
----------------------------- ---------------------- -----------------------------
       2011           2010         2011         2010        2011             2010
-------------- -------------- ------------ --------- -------------- --------------
 40,655,745     43,929,512    1,013,409    1,215,231   443,390,285     532,331,659
 10,693,648      7,994,395      110,707      148,447   364,838,748      12,365,594
(15,536,769)   (11,268,162)    (258,979)    (350,269) (461,399,385)   (101,306,968)
-------------- -------------- ------------ --------- -------------- --------------
 35,812,624     40,655,745      865,137    1,013,409   346,829,648     443,390,285
============== ============== ============ ========= ============== ==============

         LMPVET CLEARBRIDGE         LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE
  VARIABLE LARGE CAP GROWTH   VARIABLE LARGE CAP VALUE         VARIABLE MID CAP CORE
                 SUBACCOUNT                 SUBACCOUNT                    SUBACCOUNT
--------------------------- ----------------------------- ---------------------------
        2011           2010           2011         2010           2011           2010
--------------- ----------- -------------- -------------- -------------- ------------
 107,663,025    128,748,339    129,276,662  153,410,278     39,617,087     49,070,208
  89,771,823      3,616,748    102,779,112    3,910,204     37,410,512      1,122,136
(109,458,439)   (24,702,062)  (125,230,071) (28,043,820)   (47,886,267)   (10,575,257)
--------------- -------------------------- -------------- -------------- ------------
  87,976,409    107,663,025    106,825,703  129,276,662     29,141,332     39,617,087
=============== =========== ============== ============== ============== ============

LMPVET VARIABLE LIFESTYLE    LMPVET VARIABLE LIFESTYLE               LMPVIT WESTERN ASSET
           ALLOCATION 70%               ALLOCATION 85%    VARIABLE GLOBAL HIGH YIELD BOND
               SUBACCOUNT                   SUBACCOUNT                         SUBACCOUNT
---------------------------- ---------------------------- ----------------------------------
       2011          2010           2011          2010          2011                 2010
-------------- ------------- -------------- ------------- ------------- --------------------
 44,663,513    52,457,087     28,603,564    33,143,582     8,965,094           10,569,292
 41,201,406       773,260     27,345,370       687,853     8,265,431            1,299,895
(49,969,596)   (8,566,834)   (31,765,420)   (5,227,871)   (9,948,533)          (2,904,093)
-------------- ------------- -------------- ------------- ------------- --------------------
 35,895,323    44,663,513     24,183,514    28,603,564     7,281,992            8,965,094
============== ============= ============== ============= ============= ====================

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                      LMPVIT WESTERN ASSET        MIST AMERICAN FUNDS        MIST AMERICAN FUNDS
                                      VARIABLE HIGH INCOME        BALANCED ALLOCATION          GROWTH ALLOCATION
                                                SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                               ------------------------------ -------------------------- --------------------------
                                       2011           2010          2011         2010          2011         2010
                               --------------- -------------- ------------- ------------ ------------- ------------
Units beginning of year          85,709,100    102,925,900     2,241,816    1,066,350     2,314,410      860,371
Units issued and transferred
  from other funding options     83,334,725      4,380,323       771,778    1,623,764       586,831    1,962,971
Units redeemed and transferred
  to other funding options     (102,140,522)   (21,597,123)   (1,170,095)    (448,298)   (1,320,845)    (508,932)
                               --------------- -------------- ------------- ------------ ------------- ------------
Units end of year                66,903,303     85,709,100     1,843,499    2,241,816     1,580,396    2,314,410
                               =============== ============== ============= ============ ============= ============

                                           MIST BLACKROCK
                                           LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE    MIST DREMAN SMALL CAP VALUE
                                               SUBACCOUNT                         SUBACCOUNT                     SUBACCOUNT
                               ----------------------------- ---------------------------------- ------------------------------
                                      2011           2010           2011                2010           2011            2010
                               -------------- -------------- -------------- ------------------- -------------- ---------------
Units beginning of year         54,907,593     63,249,054     89,036,157          98,568,292     11,051,153      11,126,251
Units issued and transferred
  from other funding options    51,473,923      4,122,594     63,202,917          11,778,873      9,501,490       4,396,724
Units redeemed and transferred
  to other funding options     (60,012,657)   (12,464,055)   (74,830,231)        (21,311,008)   (11,211,410)     (4,471,822)
                               -------------- -------------- -------------- ------------------- -------------- ---------------
Units end of year               46,368,859     54,907,593     77,408,843          89,036,157      9,341,233      11,051,153
                               ============== ============== ============== =================== ============== ===============

                                                             MIST LEGG MASON CLEARBRIDGE    MIST LOOMIS SAYLES GLOBAL
                                      MIST LAZARD MID CAP              AGGRESSIVE GROWTH                      MARKETS
                                               SUBACCOUNT                     SUBACCOUNT                   SUBACCOUNT
                               ----------------------------- ------------------------------ ----------------------------
                                      2011           2010         2011              2010          2011           2010
                               -------------- -------------- ------------ ----------------- ------------- --------------
Units beginning of year         55,785,950     64,642,037      243,732           206,409    33,062,109     43,268,117
Units issued and transferred
  from other funding options    24,342,611      6,070,882    5,358,034           615,192     2,208,287      2,467,567
Units redeemed and transferred
  to other funding options     (30,030,016)   (14,926,969)    (960,807)         (577,869)   (5,145,956)   (12,673,575)
                               -------------- -------------- ------------ ----------------- ------------- --------------
Units end of year               50,098,545     55,785,950    4,640,959           243,732    30,124,440     33,062,109
                               ============== ============== ============ ================= ============= ==============

                                                                                          MIST METLIFE
                               MIST MET/FRANKLIN MUTUAL                                     AGGRESSIVE
                                                 SHARES      MIST MET/TEMPLETON GROWTH        STRATEGY
                                             SUBACCOUNT                     SUBACCOUNT      SUBACCOUNT
                               --------------------------- ---------------------------- ---------------
                                     2011          2010           2011       2010 (b)        2011 (a)
                               ------------- ------------- -------------- ------------- ---------------
Units beginning of year           849,530       658,147     31,582,017            --              --
Units issued and transferred
  from other funding options    1,587,454       292,413     55,474,414    36,048,865      61,329,579
Units redeemed and transferred
  to other funding options     (1,343,233)     (101,030)   (41,194,266)   (4,466,848)     (7,267,316)
                               ------------- ------------- -------------- ------------- ---------------
Units end of year               1,093,751       849,530     45,862,165    31,582,017      54,062,263
                               ============= ============= ============== ============= ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

   MIST AMERICAN FUNDS           MIST BATTERYMARCH
   MODERATE ALLOCATION           GROWTH AND INCOME     MIST BLACKROCK HIGH YIELD
            SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
------------------------- --------------------------- -----------------------------
     2011         2010          2011          2010           2011           2010
------------ ------------ ------------- ------------- -------------- --------------
1,184,260      664,781    13,146,573    14,486,682     72,671,332     52,060,128
  396,221      808,378       325,646       356,006     40,297,898     40,939,185
 (263,692)    (288,899)   (1,628,586)   (1,696,115)   (50,476,658)   (20,327,981)
------------ ------------ ------------- ------------- -------------- --------------
1,316,789    1,184,260    11,843,633    13,146,573     62,492,572     72,671,332
============ ============ ============= ============= ============== ==============

       MIST HARRIS OAKMARK
             INTERNATIONAL    MIST INVESCO SMALL CAP GROWTH              MIST JANUS FORTY
                SUBACCOUNT                       SUBACCOUNT                    SUBACCOUNT
----------------------------- -------------------------------- -----------------------------
       2011           2010          2011               2010           2011           2010
-------------- -------------- ------------- ------------------ -------------- --------------
 59,047,438     65,954,572     8,936,088          7,370,837    130,954,529    178,453,861
 49,612,720      9,563,786     9,597,322          5,167,753     46,190,455     12,501,286
(59,624,839)   (16,470,920)   (9,913,540)        (3,602,502)   (65,071,275)   (60,000,618)
-------------- -------------- ------------- ------------------ -------------- --------------
 49,035,319     59,047,438     8,619,870          8,936,088    112,073,709    130,954,529
============== ============== ============= ================== ============== ==============

     MIST LORD ABBETT BOND      MIST LORD ABBETT MID CAP     MIST MET/EATON VANCE
                 DEBENTURE                         VALUE            FLOATING RATE
                SUBACCOUNT                    SUBACCOUNT               SUBACCOUNT
----------------------------- ----------------------------- ------------------------
       2011           2010           2011           2010          2011    2010 (b)
-------------- -------------- -------------- -------------- ------------- ----------
 40,480,659     45,437,764     59,583,746     70,579,098       711,474         --
 36,053,228      5,964,875     55,919,253      5,046,852     4,730,873    746,338
(44,031,249)   (10,921,980)   (66,859,725)   (16,042,204)   (4,227,497)   (34,864)
-------------- -------------- -------------- -------------- ------------- ----------
 32,502,638     40,480,659     48,643,274     59,583,746     1,214,850    711,474
============== ============== ============== ============== ============= ==========

   MIST METLIFE BALANCED         MIST METLIFE GROWTH       MIST METLIFE MODERATE
                STRATEGY                    STRATEGY                    STRATEGY
              SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
--------------------------- --------------------------- ---------------------------
      2011          2010          2011          2010          2011          2010
------------- ------------- ------------- ------------- ------------- -------------
21,057,825    23,223,388    18,635,211    22,113,186    13,603,309    13,266,871
 1,162,148       821,968       331,684       314,170     2,197,858     1,872,377
(2,747,261)   (2,987,531)   (2,271,250)   (3,792,145)   (3,704,607)   (1,535,939)
------------- ------------- ------------- ------------- ------------- -------------
19,472,712    21,057,825    16,695,645    18,635,211    12,096,560    13,603,309
============= ============= ============= ============= ============= =============

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                MIST MFS EMERGING MARKETS             MIST MFS RESEARCH          MIST MORGAN STANLEY
                                                   EQUITY                 INTERNATIONAL               MID CAP GROWTH
                                               SUBACCOUNT                    SUBACCOUNT                   SUBACCOUNT
                               ----------------------------- ----------------------------- ----------------------------
                                      2011           2010           2011           2010           2011          2010
                               -------------- -------------- -------------- -------------- -------------- -------------
Units beginning of year         40,055,591     45,575,766     48,036,599     57,249,025     11,758,200    15,136,307
Units issued and transferred
  from other funding options    35,785,519      6,110,741     74,378,829      4,870,205     10,851,231       779,332
Units redeemed and transferred
  to other funding options     (43,026,471)   (11,630,916)   (44,825,929)   (14,082,631)   (13,363,298)   (4,157,439)
                               -------------- -------------- -------------- -------------- -------------- -------------
Units end of year               32,814,639     40,055,591     77,589,499     48,036,599      9,246,133    11,758,200
                               ============== ============== ============== ============== ============== =============

                                       MIST PIONEER FUND MIST PIONEER STRATEGIC INCOME        MIST RCM TECHNOLOGY
                                              SUBACCOUNT                    SUBACCOUNT                 SUBACCOUNT
                               ------------------------- -------------------------------- --------------------------
                                      2011          2010           2011           2010          2011      2010 (b)
                               -------------- ---------- -------------- ----------------- ------------- ------------
Units beginning of year         30,744,777    35,071,315    163,592,465    167,562,465     1,999,423           --
Units issued and transferred
  from other funding options    45,644,359     1,983,515    122,782,751     34,080,328    11,038,370    2,350,355
Units redeemed and transferred
  to other funding options     (32,867,420)   (6,310,053)  (151,615,685)   (38,050,328)   (2,529,444)    (350,932)
                               -------------- ------------------------- ----------------- ------------- ------------
Units end of year               43,521,716    30,744,777    134,759,531    163,592,465    10,508,349    1,999,423
                               ============== ========== ============== ================= ============= ============

                               MIST T. ROWE PRICE MID CAP    MIST THIRD AVENUE SMALL CAP
                                                   GROWTH                          VALUE    MIST TURNER MID CAP GROWTH
                                               SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                               ----------------------------- ------------------------------ -----------------------------
                                     2011            2010           2011            2010         2011             2010
                               ------------- --------------- -------------- --------------- ------------ ----------------
Units beginning of year         2,637,941       2,174,650    118,085,929     135,415,681    1,767,559        2,403,026
Units issued and transferred
  from other funding options    2,203,292         963,948     78,832,566       8,241,820      222,677          115,906
Units redeemed and transferred
  to other funding options     (1,966,931)       (500,657)   (94,189,121)    (25,571,572)    (337,762)        (751,373)
                               ------------- --------------- -------------- --------------- ------------ ----------------
Units end of year               2,874,302       2,637,941    102,729,374     118,085,929    1,652,474        1,767,559
                               ============= =============== ============== =============== ============ ================

                                  MSF BLACKROCK AGGRESSIVE
                                                    GROWTH  MSF BLACKROCK BOND INCOME     MSF BLACKROCK DIVERSIFIED
                                                SUBACCOUNT                 SUBACCOUNT                    SUBACCOUNT
                               --------------------------- ----------------------------- -----------------------------
                                       2011           2010           2011        2010           2011           2010
                               --------------- ----------- -------------- -------------- -------------- --------------
Units beginning of year         116,770,017    136,340,583    225,736,980  254,242,025    118,061,128    141,009,077
Units issued and transferred
  from other funding options     95,970,287      7,706,233    158,016,694   24,492,753     10,254,747      5,527,923
Units redeemed and transferred
  to other funding options     (116,934,899)   (27,276,799)  (198,362,000) (52,997,798)   (22,781,035)   (28,475,872)
                               --------------- ----------- -------------- -------------- -------------- --------------
Units end of year                95,805,405    116,770,017    185,391,674  225,736,980    105,534,840    118,061,128
                               =============== =========== ============== ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

  MIST OPPENHEIMER CAPITAL         MIST PIMCO INFLATION
              APPRECIATION               PROTECTED BOND     MIST PIMCO TOTAL RETURN
                SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
----------------------------- ------------------------- ------------------------------
       2011           2010           2011          2010            2011        2010
-------------- -------------- ------------- ----------- --------------- --------------
370,415,704    431,970,938     84,809,882    85,594,721     285,034,968  309,041,939
 22,718,995     18,814,014     81,258,980    20,671,578     267,862,443   53,577,555
(61,536,391)   (80,369,248)   (84,811,309)  (21,456,417)   (292,794,435) (77,584,526)
-------------- -------------- ------------- ----------- --------------- --------------
331,598,308    370,415,704     81,257,553    84,809,882     260,102,976  285,034,968
============== ============== ============= =========== =============== ==============

MIST SSGA GROWTH AND INCOME                               MIST T. ROWE PRICE LARGE CAP
                        ETF          MIST SSGA GROWTH ETF                        VALUE
                 SUBACCOUNT                    SUBACCOUNT                   SUBACCOUNT
------------------------------ -------------------------- -------------------------------
       2011            2010           2011           2010           2011          2010
-------------- --------------- -------------- ----------- -------------- ----------------
110,185,544     118,121,815    142,607,091    151,971,206    153,267,618    178,302,083
  5,350,636       6,399,672      7,773,698      9,226,882    126,485,432      8,438,483
(13,241,302)    (14,335,943)   (17,293,082)   (18,590,997)  (151,168,289)   (33,472,948)
-------------- --------------- -------------- ----------- -------------- ----------------
102,294,878     110,185,544    133,087,707    142,607,091    128,584,761    153,267,618
============== =============== ============== =========== ============== ================

                               MORGAN STANLEY MULTI CAP    MSF BARCLAYS CAPITAL AGGREGATE
   MIST VAN KAMPEN COMSTOCK                      GROWTH                        BOND INDEX
                 SUBACCOUNT                  SUBACCOUNT                        SUBACCOUNT
------------------------------ --------------------------- ---------------------------------
        2011           2010          2011          2010          2011                2010
--------------- -------------- ------------- ------------- ------------- -------------------
 178,757,353    212,159,391       877,893       921,618    51,647,712          62,894,452
 160,196,705      6,094,947       865,238       129,304     3,228,498           3,441,205
(201,024,747)   (39,496,985)   (1,059,640)     (173,029)   (9,608,025)        (14,687,945)
--------------- -------------- ------------- ------------- ------------- -------------------
 137,929,311    178,757,353       683,491       877,893    45,268,185          51,647,712
=============== ============== ============= ============= ============= ===================

                                   MSF BLACKROCK LEGACY
MSF BLACKROCK LARGE CAP VALUE          LARGE CAP GROWTH      MSF BLACKROCK MONEY MARKET
                   SUBACCOUNT                SUBACCOUNT                      SUBACCOUNT
----------------------------- -------------------------- -------------------------------
      2011               2010          2011        2010           2011            2010
------------- --------------- ------------- ------------ -------------- ----------------
15,747,692         18,388,146   232,943,584  278,436,667   390,620,368     292,409,144
   698,899          1,312,882   181,176,484    6,729,530   476,826,492     419,479,748
(2,918,209)        (3,953,336) (216,847,587) (52,222,613) (511,848,766)   (321,268,524)
------------- --------------- -------------- ----------- -------------- ----------------
13,528,382         15,747,692   197,272,481  232,943,584   355,598,094     390,620,368
============= =============== ============== =========== ============= ================

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                   MSF DAVIS VENTURE VALUE           MSF FI VALUE LEADERS            MSF JENNISON GROWTH
                                                SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                               ------------------------------ ------------------------------ ------------------------------
                                       2011           2010           2011            2010           2011            2010
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units beginning of year          39,290,500     46,272,413     77,016,714      90,780,311     76,713,717      92,196,381
Units issued and transferred
  from other funding options     96,208,204      2,849,938     53,370,473       2,165,185     72,566,487       1,803,749
Units redeemed and transferred
  to other funding options      (39,110,852)    (9,831,851)   (67,002,902)    (15,928,782)   (88,790,634)    (17,286,413)
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units end of year                96,387,852     39,290,500     63,384,285      77,016,714     60,489,570      76,713,717
                               =============== ============== ============== =============== ============== ===============

                                  MSF METLIFE CONSERVATIVE    MSF METLIFE CONSERVATIVE TO      MSF METLIFE MID CAP STOCK
                                                ALLOCATION            MODERATE ALLOCATION                          INDEX
                                                SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                               ------------------------------ ------------------------------ ------------------------------
                                       2011           2010           2011            2010           2011            2010
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units beginning of year          32,850,961     30,329,127     81,246,395      86,062,934      6,949,687       6,859,089
Units issued and transferred
  from other funding options     33,765,680     12,932,554     31,579,761      13,790,616      2,781,003       1,915,010
Units redeemed and transferred
  to other funding options      (34,800,276)   (10,410,720)   (37,687,409)    (18,607,155)    (2,862,923)     (1,824,412)
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units end of year                31,816,365     32,850,961     75,138,747      81,246,395      6,867,767       6,949,687
                               =============== ============== ============== =============== ============== ===============

                                                                                                 MSF MORGAN STANLEY EAFE
                                      MSF MFS TOTAL RETURN                  MSF MFS VALUE                          INDEX
                                                SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                               ------------------------------ ------------------------------ ------------------------------
                                       2011           2010           2011            2010           2011            2010
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units beginning of year         365,263,272    424,517,109     55,157,576      58,644,242     39,250,929      48,947,939
Units issued and transferred
  from other funding options    283,119,661     17,845,189     33,120,541       8,621,095      2,117,134       2,927,357
Units redeemed and transferred
  to other funding options     (347,596,626)   (77,099,026)   (40,084,773)    (12,107,761)    (6,168,106)    (12,624,367)
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units end of year               300,786,307    365,263,272     48,193,344      55,157,576     35,199,957      39,250,929
                               =============== ============== ============== =============== ============== ===============

                                                              MSF T. ROWE PRICE LARGE CAP    MSF T. ROWE PRICE SMALL CAP
                                    MSF RUSSELL 2000 INDEX                         GROWTH                         GROWTH
                                                SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                               ------------------------------ ------------------------------ ------------------------------
                                       2011           2010           2011            2010           2011            2010
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units beginning of year          41,489,141     52,166,793     45,753,740      53,594,235     76,912,938      84,858,983
Units issued and transferred
  from other funding options      2,697,285      4,873,800     35,502,982       5,286,363     37,828,196      13,139,178
Units redeemed and transferred
  to other funding options       (6,897,307)   (15,551,452)   (44,134,729)    (13,126,858)   (43,679,666)    (21,085,223)
                               --------------- -------------- -------------- --------------- -------------- ---------------
Units end of year                37,289,119     41,489,141     37,121,993      45,753,740     71,061,468      76,912,938
                               =============== ============== ============== =============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

            MSF LOOMIS SAYLES         MSF MET/ARTISAN MID CAP            MSF MET/DIMENSIONAL
               SMALL CAP CORE                           VALUE    INTERNATIONAL SMALL COMPANY
                   SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------
          2011           2010           2011          2010 (b)          2011            2010
----------------- -------------- -------------- ---------------- -------------- ---------------
       192,214        123,912      1,029,255               --         63,743          53,278
       503,095        108,633      1,063,204        1,304,952        100,017          38,421
      (273,434)       (40,331)    (1,173,615)        (275,697)       (80,927)        (27,956)
----------------- -------------- -------------- ---------------- -------------- ---------------
       421,875        192,214        918,844        1,029,255         82,833          63,743
================= ============== ============== ================ ============== ===============

         MSF METLIFE MODERATE         MSF METLIFE MODERATE TO
                   ALLOCATION           AGGRESSIVE ALLOCATION        MSF METLIFE STOCK INDEX
                   SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------
          2011           2010           2011             2010             2011            2010
----------------- -------------- -------------- ---------------- -------------- ---------------
   393,118,303    422,006,805    343,766,439      385,002,457      752,977,742     956,309,555
    73,459,725     44,353,655     42,817,441       27,755,862       85,985,098      40,443,876
  (100,741,870)   (73,242,157)   (66,390,615)     (68,991,880)    (178,658,782)   (243,775,689)
----------------- -------------- -------------- ---------------- -------------- ---------------
   365,836,158    393,118,303    320,193,265      343,766,439      660,304,058     752,977,742
================= ============== ============== ================ ============== ===============

 MSF NEUBERGER          MSF NEUBERGER BERMAN          MSF OPPENHEIMER GLOBAL
BERMAN GENESIS                 MID CAP VALUE                          EQUITY
    SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
----------------- ----------------------------- -------------------------------
       2011 (a)          2011           2010             2011           2010
----------------- -------------- -------------- ---------------- --------------
            --     11,259,940     13,067,556      355,293,700    410,567,773
        12,540      9,927,449        335,670      112,061,168     24,058,567
            (1)   (11,890,571)    (2,143,286)    (147,867,280)   (79,332,640)
----------------- -------------- ------------------------------- --------------
        12,539      9,296,818     11,259,940      319,487,588    355,293,700
================= ============== ============== ================ ==============

 MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT
 STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT       PIONEER VCT CULLEN VALUE
                   SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------
          2011           2010           2011             2010           2011            2010
----------------- -------------- -------------- ---------------- -------------- ---------------
     3,494,208      3,762,287     125,335,567      140,576,689     13,452,820      14,948,808
    49,512,412        926,122     104,919,656       22,522,652        420,189         675,912
   (13,329,968)    (1,194,201)   (128,460,959)     (37,763,774)    (3,016,121)     (2,171,900)
----------------- -------------- -------------- ---------------- -------------- ---------------
    39,676,652      3,494,208     101,794,264      125,335,567     10,856,888      13,452,820
================= ============== ============== ================ ============== ===============

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                                            PIONEER VCT IBBOTSON GROWTH
                               PIONEER VCT EMERGING MARKETS    PIONEER VCT EQUITY INCOME                     ALLOCATION
                                                 SUBACCOUNT                   SUBACCOUNT                     SUBACCOUNT
                               ------------------------------- ---------------------------- ------------------------------
                                     2011              2010           2011          2010           2011            2010
                               ------------- ----------------- -------------- ------------- -------------- ---------------
Units beginning of year         8,376,046         9,315,020     14,712,580    16,094,477    221,599,749     235,330,904
Units issued and transferred
  from other funding options      974,984           928,345      1,452,330     1,325,538      7,579,123       6,888,680
Units redeemed and transferred
  to other funding options     (2,846,272)       (1,867,319)    (3,389,099)   (2,707,435)   (22,360,030)    (20,619,835)
                               ------------- ----------------- -------------- ------------- -------------- ---------------
Units end of year               6,504,758         8,376,046     12,775,811    14,712,580    206,818,842     221,599,749
                               ============= ================= ============== ============= ============== ===============

                                                                                                         WELLS FARGO VT
                                                 UIF GROWTH         UIF U.S. REAL ESTATE                SMALL CAP VALUE
                                                 SUBACCOUNT                   SUBACCOUNT                     SUBACCOUNT
                               ------------------------------- ---------------------------- ------------------------------
                                     2011              2010           2011          2010           2011            2010
                               ------------- ----------------- -------------- ------------- -------------- ---------------
Units beginning of year         7,852,817         9,106,525     16,338,780    20,079,803      2,391,673       2,853,960
Units issued and transferred
  from other funding options    6,260,195           217,061     16,433,965     1,451,787      1,338,898         158,613
Units redeemed and transferred
  to other funding options     (7,721,700)       (1,470,769)   (21,073,980)   (5,192,810)    (1,656,362)       (620,900)
                               ------------- ----------------- -------------- ------------- -------------- ---------------
Units end of year               6,391,312         7,852,817     11,698,765    16,338,780      2,074,209       2,391,673
                               ============= ================= ============== ============= ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

      PIONEER VCT IBBOTSON
       MODERATE ALLOCATION    PIONEER VCT MID CAP VALUE    PIONEER VCT REAL ESTATE SHARES
                SUBACCOUNT                   SUBACCOUNT                        SUBACCOUNT
----------------------------- ---------------------------- ---------------------------------
       2011           2010           2011          2010          2011                2010
-------------- -------------- -------------- ------------- ------------- -------------------
119,014,176    127,523,679     27,106,926    31,686,148     8,080,999           8,382,574
  5,895,965      9,924,582     17,222,895     1,405,107       742,971           1,199,039
(17,012,069)   (18,434,085)   (22,605,446)   (5,984,329)   (2,111,196)         (1,500,614)
-------------- -------------- -------------- ------------- ------------- -------------------
107,898,072    119,014,176     21,724,375    27,106,926     6,712,774           8,080,999
============== ============== ============== ============= ============= ===================

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portolio, series, or fund for the respective stated periods in the five years ended December 31, 2011:

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
Alger Capital Appreciation     2011   2,234,246 1.44 - 1.80   3,906,644            -- 1.55 - 2.65   (3.24) - (2.17)
  Subaccount                   2010   2,108,411 1.49 - 1.84   3,755,704          0.23 1.55 - 2.65    10.70 - 11.89
                               2009   2,568,654 1.34 - 1.65   4,100,549            -- 1.55 - 2.65    46.68 - 48.33
                               2008   2,726,355 0.91 - 1.11   2,946,088            -- 1.55 - 2.65 (46.69) - (46.09)
                               2007   3,117,230 1.71 - 2.06   6,258,265            -- 1.55 - 2.65   (1.42) - 31.11
AllianceBernstein Global       2011   1,221,384 0.70 - 0.72     873,875          0.36 1.65 - 1.90 (24.89) - (24.66)
  Thematic Growth Subaccount   2010   1,545,364 0.94 - 0.96   1,471,499          1.97 1.65 - 1.90    16.42 - 16.57
                               2009   1,859,710 0.80 - 0.82   1,520,169            -- 1.65 - 1.90    50.28 - 50.64
                               2008   1,967,504 0.54 - 0.55   1,068,173            -- 1.65 - 1.90 (48.51) - (48.29)
                               2007   2,675,537 1.04 - 1.05   2,814,482            -- 1.65 - 1.90    17.67 - 17.90
American Funds Bond Subaccount 2011   6,649,857 1.61 - 1.73  11,151,382          3.15 1.40 - 1.90      4.08 - 4.60
  (Commenced 4/28/2008)        2010   6,629,074 1.54 - 1.65  10,629,167          3.26 1.40 - 1.90      4.47 - 4.96
                               2009   5,354,874 1.48 - 1.57   8,185,030          4.01 1.40 - 1.90    10.47 - 11.08
                               2008   1,707,759 1.34 - 1.42   2,375,182          8.67 1.40 - 1.90 (10.75) - (10.45)
American Funds Global          2011  92,495,761 1.23 - 1.92 148,056,485          1.21 0.30 - 2.70  (11.30) - (9.16)
  Growth Subaccount            2010 115,240,903 1.38 - 2.14 206,239,786          1.45 0.30 - 2.70     8.71 - 11.44
                               2009 130,525,259 1.26 - 1.95 212,149,219          1.43 0.30 - 2.70    38.52 - 41.88
                               2008 148,315,752 0.89 - 1.39 171,788,338          1.71 0.30 - 2.70 (40.07) - (38.58)
                               2007 169,495,269 1.47 - 2.30 321,760,742          2.69 0.30 - 2.70   (4.70) - 14.13
American Funds Global Small    2011   1,623,025 2.32 - 2.48   3,907,280          1.46 1.40 - 1.90 (20.66) - (20.26)
  Capitalization Subaccount    2010   2,635,611 2.92 - 3.11   7,972,844          1.81 1.40 - 1.90    20.08 - 20.69
  (Commenced 4/28/2008)        2009   1,997,395 2.43 - 2.58   5,011,389          0.46 1.40 - 1.90    58.31 - 59.01
                               2008     638,633 1.54 - 1.62   1,017,332            -- 1.40 - 1.90 (49.55) - (49.38)
American Funds Growth          2011 226,708,667 1.06 - 1.69 323,137,038          0.58 0.30 - 2.70   (6.83) - (4.57)
  Subaccount                   2010 282,002,413 1.14 - 1.80 428,158,662          0.70 0.30 - 2.70    15.51 - 18.38
                               2009 323,767,342 0.99 - 1.54 421,186,273          0.66 0.30 - 2.70    35.68 - 38.90
                               2008 359,615,200 0.72 - 1.13 341,207,267          0.78 0.30 - 2.70 (45.51) - (44.10)
                               2007 404,396,586 1.30 - 2.04 695,771,349          0.76 0.30 - 2.70     1.50 - 11.72
American Funds                 2011 212,465,063 1.00 - 1.46 275,594,046          1.43 0.30 - 2.75   (4.48) - (2.15)
  Growth-Income Subaccount     2010 266,085,972 1.04 - 1.51 358,904,564          1.43 0.30 - 2.75     8.45 - 11.08
                               2009 305,682,875 0.95 - 1.38 376,941,251          1.60 0.30 - 2.75    27.57 - 30.86
                               2008 341,874,694 0.73 - 1.07 327,273,662          1.64 0.30 - 2.75 (39.52) - (38.03)
                               2007 401,435,769 1.20 - 1.75 629,811,177          1.45 0.30 - 2.75    (3.07) - 4.36
Delaware VIP Small Cap         2011   5,815,368 1.66 - 3.04  12,653,755          0.67 0.30 - 1.30   (2.60) - (1.66)
  Value Subaccount             2010  10,497,320 1.69 - 3.10  24,258,561          0.66 0.30 - 2.60    28.92 - 31.90
                               2009  11,809,419 1.28 - 2.36  21,004,334          1.02 0.30 - 2.60    28.40 - 31.49
                               2008  13,377,371 0.98 - 1.80  18,558,123          0.81 0.30 - 2.60 (31.67) - (30.11)
                               2007  16,388,529 1.40 - 2.58  33,497,643          0.53 0.30 - 2.60  (13.94) - (7.16)

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                  ----------------------------------- ---------------------------------------------
                                                                                     EXPENSE(2)         TOTAL(3)
                                               UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ----------- ----------- ----------- ------------- ----------- -------------------
Dreyfus Socially Responsible 2011     536,060 1.05 - 1.29     663,326          0.67 1.55 - 2.65   (1.95) - (0.92)
  Growth Subaccount          2010     480,877 1.08 - 1.30     602,610          0.73 1.55 - 2.65    11.51 - 12.77
                             2009     574,094 0.96 - 1.15     639,903          0.64 1.55 - 2.65    29.92 - 31.39
                             2008     582,742 0.74 - 0.88     495,408          0.43 1.55 - 2.65 (36.31) - (35.59)
                             2007     598,700 1.17 - 1.36     792,444          0.27 1.55 - 2.65      4.67 - 5.84
DWS I Capital Growth         2011   8,491,921 1.04 - 1.31  10,582,962          0.36 1.55 - 2.65   (7.23) - (6.23)
  Subaccount                 2010   7,420,886 1.12 - 1.40   9,928,161          0.58 1.55 - 2.65    13.26 - 14.61
                             2009   8,917,378 0.99 - 1.22  10,469,508          1.08 1.55 - 2.65    23.17 - 24.54
                             2008  10,177,735 0.80 - 0.98   9,638,233          0.66 1.55 - 2.65 (34.97) - (34.27)
                             2007  12,449,333 1.23 - 1.49  18,006,933          0.25 1.55 - 2.65   (1.15) - 10.47
DWS II Dreman Small Mid Cap  2011   4,665,637 1.16 - 1.91   8,261,005          0.68 1.55 - 2.65   (8.79) - (7.76)
  Value Subaccount           2010   5,549,304 1.27 - 2.08  10,696,706          0.93 1.55 - 2.65    19.45 - 20.78
                             2009   6,769,158 1.06 - 1.72  10,898,028          1.69 1.55 - 2.65    25.92 - 27.35
                             2008   7,699,706 0.84 - 1.35   9,778,847          1.35 1.55 - 2.65 (35.41) - (34.74)
                             2007   9,139,529 1.31 - 2.07  17,838,953          0.60 1.55 - 2.65    (0.07) - 1.13
DWS II Global Thematic       2011   2,219,665 1.00 - 1.45   3,026,970          0.24 1.55 - 2.65 (16.91) - (15.95)
  Subaccount                 2010   2,895,029 1.21 - 1.72   4,734,517          0.62 1.55 - 2.65    10.27 - 11.51
                             2009   3,417,264 1.09 - 1.55   5,030,435          1.26 1.55 - 2.65    39.48 - 41.06
                             2008   3,883,900 0.78 - 1.10   4,073,603          1.13 1.55 - 2.65 (49.25) - (48.71)
                             2007   4,800,961 1.54 - 2.14   9,874,816          0.24 1.55 - 2.65      3.02 - 4.24
DWS II Government & Agency   2011   5,140,392 1.19 - 1.31   6,487,438          3.81 1.55 - 2.65      4.39 - 5.49
  Securities Subaccount      2010   4,693,342 1.14 - 1.24   5,647,349          4.40 1.55 - 2.65      3.45 - 4.56
                             2009   5,472,346 1.10 - 1.18   6,311,542          4.70 1.55 - 2.65      4.95 - 6.09
                             2008   7,027,315 1.05 - 1.12   7,663,328          4.25 1.55 - 2.65      1.74 - 2.86
                             2007   4,467,580 1.03 - 1.09   4,755,051          4.04 1.55 - 2.65      2.69 - 3.93
Fidelity VIP Contrafund      2011 141,726,054 1.09 - 1.77 223,715,085          0.77 0.30 - 2.70   (5.31) - (3.06)
  Subaccount                 2010 160,809,148 1.15 - 1.85 264,096,436          1.01 0.30 - 2.70    13.91 - 16.63
                             2009 181,273,642 1.00 - 1.61 257,127,712          1.23 0.30 - 2.70    31.90 - 35.08
                             2008 193,501,420 0.76 - 1.21 204,385,840          0.80 0.30 - 2.70 (44.22) - (42.88)
                             2007 213,235,728 1.36 - 2.15 395,591,028          0.78 0.30 - 2.70     1.63 - 16.61
Fidelity VIP Dynamic Capital 2011   1,629,814 0.92 - 1.54   2,068,621            -- 0.30 - 2.50   (5.15) - (3.02)
  Appreciation Subaccount    2010   1,800,348 0.96 - 1.59   2,381,228          0.23 0.30 - 2.50    15.01 - 17.63
                             2009   2,259,227 0.82 - 1.35   2,578,968          0.02 0.30 - 2.50    32.49 - 35.41
                             2008   2,474,553 0.61 - 1.00   2,110,918          0.42 0.30 - 2.50 (42.79) - (41.56)
                             2007   3,119,214 1.06 - 1.74   4,597,424          0.11 0.30 - 2.50    (4.18) - 6.13
Fidelity VIP Equity-Income   2011  78,077,952 1.06 - 2.94 213,824,134          2.43 0.30 - 1.90    (1.18) - 0.67
  Subaccount                 2010  87,497,260 1.07 - 2.95 237,379,610          1.75 0.30 - 1.90    12.67 - 14.86
                             2009 108,541,676 0.95 - 2.60 240,102,941          2.34 0.30 - 1.90    27.47 - 29.73
                             2008 115,661,779 0.74 - 2.02 199,519,894          2.41 0.30 - 1.90 (43.90) - (42.78)
                             2007 132,444,044 1.32 - 3.57 400,892,976          1.74 0.30 - 1.90    (0.65) - 1.22
Fidelity VIP High Income     2011   9,899,875 1.50 - 2.64  25,924,805          6.54 0.60 - 1.30      2.66 - 3.40
  Subaccount                 2010  11,343,721 1.46 - 2.57  28,813,104          7.21 0.30 - 1.30    12.36 - 13.42
                             2009  14,725,421 1.25 - 2.29  31,480,724          8.11 0.30 - 1.30    42.09 - 43.51
                             2008  15,749,612 0.88 - 1.61  23,781,248          8.57 0.30 - 1.30 (25.93) - (25.18)
                             2007  17,441,474 1.18 - 2.17  35,721,575          7.77 0.30 - 1.30    (0.59) - 2.49

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                           UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ----------- ----------- ----------- ------------- ----------- -------------------
Fidelity VIP Mid Cap            2011 131,855,567 1.20 - 2.32 267,439,944          0.02 0.30 - 2.70 (13.21) - (11.08)
  Subaccount                    2010 150,237,224 1.38 - 2.65 346,905,399          0.12 0.30 - 2.70    25.11 - 28.14
                                2009 163,964,353 1.10 - 2.10 298,753,019          0.47 0.30 - 2.70    36.02 - 39.41
                                2008 175,219,157 0.81 - 1.53 232,101,268          0.24 0.30 - 2.70 (41.24) - (39.82)
                                2007 194,928,164 1.37 - 2.57 435,231,658          0.49 0.30 - 2.70   (0.31) - 14.63
FTVIPT Franklin Income          2011  22,928,793 1.18 - 4.81  38,466,998          5.99 1.30 - 2.70    (0.34) - 1.02
  Securities Subaccount         2010  29,222,902 1.18 - 4.77  48,715,164          6.39 1.30 - 2.70     9.65 - 11.21
                                2009  30,320,651 1.08 - 4.29  41,814,022          8.12 1.30 - 2.70    31.95 - 33.84
                                2008  27,781,181 0.82 - 3.21  25,140,094          5.49 1.30 - 2.70 (31.52) - (30.53)
                                2007  28,070,936 1.19 - 1.26  34,418,610          3.38 1.30 - 2.70    (4.04) - 2.40
FTVIPT Franklin Rising          2011  15,551,161 1.14 - 1.54  22,145,063          1.52 1.50 - 2.65      3.20 - 4.38
  Dividends Securities          2010  16,928,302 1.06 - 1.47  23,199,262          1.60 1.50 - 2.65    17.54 - 18.83
  Subaccount                    2009  18,663,538 0.90 - 1.24  21,564,888          1.47 1.50 - 2.65    14.27 - 15.66
                                2008  21,627,695 0.79 - 1.07  21,687,343          1.84 1.50 - 2.65 (29.05) - (28.22)
                                2007  25,791,683 1.10 - 1.50  36,386,985          2.37 1.50 - 2.65   (5.23) - (4.14)
FTVIPT Franklin Small-Mid       2011  25,729,063 0.93 - 1.71  34,957,797            -- 1.25 - 2.75   (7.35) - (5.96)
  Cap Growth Securities         2010  31,824,896 0.99 - 1.83  46,170,327            -- 1.25 - 2.75    24.11 - 26.04
  Subaccount                    2009  38,242,323 0.79 - 1.46  44,113,405            -- 1.25 - 2.75    39.60 - 41.80
                                2008  39,918,390 0.56 - 1.04  32,498,385            -- 1.25 - 2.75 (44.02) - (43.20)
                                2007  46,602,557 1.00 - 1.84  67,189,742            -- 1.25 - 2.75      5.24 - 9.89
FTVIPT Mutual Shares            2011  26,399,650 1.22 - 1.35  33,103,285          2.15 1.40 - 1.90   (2.96) - (2.45)
  Securities Subaccount         2010  36,409,020 1.25 - 1.39  46,886,371          1.53 1.40 - 1.90      9.15 - 9.65
                                2009  42,535,689 1.15 - 1.26  50,121,663          1.91 1.40 - 1.90    23.60 - 24.29
                                2008  47,564,032 0.93 - 1.02  45,238,751          2.96 1.40 - 1.90 (38.26) - (37.99)
                                2007  57,502,398 1.50 - 1.64  88,384,934          1.44 1.40 - 1.90      1.49 - 2.05
FTVIPT Templeton Developing     2011  13,337,044 1.67 - 2.74  25,681,955          0.98 0.30 - 1.80 (17.32) - (16.11)
  Markets Securities Subaccount 2010  14,717,477 2.02 - 3.30  34,095,115          1.60 0.30 - 1.80    15.47 - 17.21
                                2009  15,673,026 1.75 - 2.85  31,239,521          4.01 0.30 - 1.80    69.58 - 72.16
                                2008  14,310,331 1.03 - 3.33  16,745,138          1.88 0.30 - 2.75  (53.56) - (8.93)
                                2007  49,160,016 1.88 - 4.06 152,721,262          2.31 0.30 - 2.75     1.06 - 28.01
FTVIPT Templeton Foreign        2011  69,167,489 1.01 - 1.78  95,843,960          1.72 0.30 - 2.70 (13.04) - (10.86)
  Securities Subaccount         2010  84,974,211 1.16 - 2.03 133,825,834          1.91 0.30 - 2.75      5.44 - 8.03
                                2009  97,704,725 1.10 - 1.90 144,240,071          3.43 0.30 - 2.75    33.29 - 36.64
                                2008 111,025,532 0.82 - 1.41 121,590,564          2.41 0.30 - 2.75 (41.99) - (40.56)
                                2007 128,820,623 1.42 - 2.41 240,864,853          1.97 0.30 - 2.75     0.36 - 14.76
Invesco V.I. Dividend           2011   1,477,262 0.91 - 1.10   1,552,411          1.48 1.60 - 2.50   (2.58) - (1.70)
  Growth Subaccount             2010   1,892,620 0.93 - 1.12   2,026,368          1.54 1.60 - 2.50      7.49 - 8.45
                                2009   2,297,823 0.86 - 1.03   2,276,427          1.75 1.60 - 2.50    20.90 - 22.06
                                2008   2,424,014 0.71 - 0.84   1,981,211          0.42 1.60 - 2.50 (38.06) - (37.51)
                                2007   2,901,396 1.19 - 1.35   3,816,301          1.01 1.60 - 2.50    (5.62) - 2.27
Invesco V.I. Government         2011  16,254,323 1.10 - 1.59  20,877,260            -- 1.40 - 2.60      4.79 - 5.87
  Securities Subaccount
  (Commenced 5/2/2011)

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
Invesco V.I. S&P 500 Index     2011   2,706,272 0.99 - 1.23   3,145,074          1.76 1.55 - 2.60    (1.05) - 0.00
  Subaccount                   2010   6,211,524 1.00 - 1.24   7,379,716          1.68 1.55 - 2.60    11.62 - 12.79
                               2009   6,684,139 0.89 - 1.10   7,067,118          2.54 1.55 - 2.60    22.77 - 24.19
                               2008   6,631,301 0.72 - 0.88   5,673,311          2.18 1.55 - 2.60 (38.88) - (38.23)
                               2007   6,967,206 1.18 - 1.43   9,696,418          1.53 1.55 - 2.60      2.29 - 3.36
Invesco V.I. Utilities         2011   1,250,696 1.39 - 1.99   2,366,759          3.25 1.55 - 2.65    13.43 - 14.67
  Subaccount                   2010   1,414,907 1.22 - 1.73   2,340,520          3.67 1.55 - 2.65      3.53 - 4.66
                               2009   1,703,060 1.18 - 1.65   2,716,233          4.58 1.55 - 2.65    11.86 - 13.13
                               2008   2,120,045 1.05 - 1.46   3,005,689          2.63 1.55 - 2.65 (34.12) - (33.39)
                               2007   2,469,440 1.59 - 2.20   5,279,182          1.88 1.55 - 2.65     8.89 - 18.78
Invesco V.I. Van Kampen        2011  10,789,832 0.63 - 1.44  11,358,588            -- 1.40 - 2.60   (8.78) - (7.47)
  Capital Growth Subaccount    2010  12,335,955 0.68 - 1.55  15,074,925            -- 1.40 - 2.60    16.48 - 18.19
                               2009  15,018,782 0.58 - 1.31  15,653,524          0.02 1.40 - 2.60     0.00 - 63.84
                               2008  17,441,725 0.36 - 1.50  10,959,766          0.53 0.30 - 2.60  (50.44) - (4.25)
                               2007 157,200,754 0.56 - 1.60 129,155,686          0.01 0.30 - 2.60     5.60 - 15.96
Invesco V.I. Van Kampen        2011   8,566,782 0.63 - 1.32   8,042,543            -- 1.40 - 2.60  (11.45) - (3.30)
  Comstock Subaccount
  (Commenced 5/2/2011)
Invesco V.I. Van Kampen        2011  70,089,823 1.45 - 1.52 103,925,502          1.86 1.40 - 1.90   (3.14) - (2.70)
  Equity and Income Subaccount 2010  95,244,297 1.50 - 1.56 145,446,901          1.99 1.40 - 1.90     9.90 - 10.50
                               2009 106,877,677 1.36 - 1.41 148,131,048          2.80 1.40 - 1.90    20.19 - 20.74
                               2008 124,047,368 1.13 - 1.17 142,710,330          2.39 1.40 - 1.90 (24.15) - (23.73)
                               2007 155,243,293 1.50 - 1.53 234,822,562          1.82 1.40 - 1.90      1.42 - 1.93
Invesco V.I. Van Kampen        2011  72,432,015 0.99 - 1.67  95,293,683          0.99 1.40 - 2.60   (4.70) - (3.41)
  Growth and Income Subaccount 2010  95,521,755 1.03 - 1.73 130,864,665          0.11 1.40 - 2.60     9.24 - 10.97
                               2009 114,335,077 0.94 - 1.56 141,710,332          3.64 1.40 - 2.60    21.02 - 22.66
                               2008 135,745,590 0.78 - 1.27 137,594,743          1.94 1.40 - 2.60 (34.00) - (33.00)
                               2007 171,568,422 1.18 - 1.90 260,145,192          1.42 1.40 - 2.60    (0.07) - 1.39
Janus Aspen Enterprise         2011  15,657,254 0.60 - 2.13  13,553,349            -- 0.30 - 2.60   (4.17) - (1.97)
  Subaccount                   2010  20,137,778 0.62 - 2.20  17,466,737            -- 0.30 - 2.60    22.28 - 25.15
                               2009  24,776,585 0.50 - 1.79  17,035,938            -- 0.30 - 2.60    40.68 - 44.00
                               2008  28,579,786 0.35 - 1.26  13,787,452          0.06 0.30 - 2.60 (45.29) - (44.02)
                               2007  32,312,340 0.64 - 2.30  27,341,621          0.07 0.30 - 2.60     3.53 - 21.04
Janus Aspen Overseas           2011  35,812,624 1.04 - 2.50  53,633,655          0.38 1.25 - 2.50 (34.01) - (33.19)
  Subaccount                   2010  40,655,745 1.57 - 3.78  91,389,889          0.54 1.25 - 2.50    21.93 - 23.50
                               2009  43,929,512 1.28 - 3.09  79,311,843          0.42 1.25 - 2.50    74.67 - 76.85
                               2008  45,196,584 0.73 - 1.77  45,301,896          1.14 1.25 - 2.50 (53.41) - (52.82)
                               2007  46,649,433 1.55 - 3.78  98,924,859          0.46 1.25 - 2.50    24.82 - 26.43
Janus Aspen Worldwide          2011     865,137 0.72 - 1.12     797,166          0.48 0.30 - 1.30 (15.12) - (14.24)
  Subaccount                   2010   1,013,409 0.85 - 1.31   1,072,638          0.50 0.30 - 1.30    14.04 - 15.17
                               2009   1,215,231 0.75 - 1.13   1,081,304          1.30 0.30 - 1.30    35.75 - 36.96
                               2008   1,473,348 0.55 - 1.61     933,270          0.15 0.30 - 2.45  (45.55) - (5.61)
                               2007  34,679,126 0.71 - 1.71  28,343,346          0.55 0.30 - 2.50    (5.11) - 8.61

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
LMPVET ClearBridge Variable    2011 346,829,648 0.95 - 1.60 392,842,683          0.17 0.30 - 2.70    (0.52) - 2.14
  Aggressive Growth Subaccount 2010 443,390,285 0.94 - 1.59 497,935,929          0.13 0.30 - 2.70    21.43 - 24.70
                               2009 532,331,659 0.76 - 1.32 486,236,715            -- 0.30 - 2.70    30.76 - 34.11
                               2008 622,180,674 0.57 - 1.00 428,934,280            -- 0.30 - 2.70 (42.18) - (40.60)
                               2007 741,329,212 0.98 - 1.82 873,001,582            -- 0.30 - 2.70    (6.31) - 6.75
LMPVET ClearBridge Variable    2011 264,460,402 1.13 - 1.67 345,221,069          1.44 0.60 - 2.70    (0.18) - 2.06
  Appreciation Subaccount      2010 340,812,870 1.12 - 1.65 439,981,790          1.52 0.60 - 2.70     9.69 - 11.88
                               2009 397,735,990 1.01 - 1.49 463,631,605          2.10 0.60 - 2.70    18.86 - 21.39
                               2008 467,330,035 0.80 - 1.24 453,131,027          1.19 0.30 - 2.70 (31.28) - (29.54)
                               2007 583,776,051 1.15 - 1.78 814,727,982          1.06 0.30 - 2.70      0.32 - 7.74
LMPVET ClearBridge Variable    2011 116,486,691 0.93 - 1.56 135,638,200          3.20 0.30 - 2.70    (2.40) - 7.56
  Equity Income Builder        2010 117,810,538 0.90 - 1.36 130,583,106          3.70 0.30 - 2.70     9.14 - 11.90
  Subaccount                   2009 135,980,347 0.82 - 1.22 137,170,481          3.17 0.30 - 2.70    19.33 - 22.53
                               2008 156,487,513 0.69 - 1.00 131,469,976          0.92 0.30 - 2.75 (36.73) - (35.21)
                               2007 193,635,280 1.09 - 1.55 255,776,152          1.33 0.30 - 2.75    (1.75) - 5.10
LMPVET ClearBridge Variable    2011 289,032,086 0.93 - 2.92 354,783,689          1.24 0.30 - 2.75   (8.77) - (6.50)
  Fundamental All Cap Value    2010 360,564,870 1.02 - 3.15 478,128,074          1.65 0.30 - 2.75    13.48 - 16.32
  Subaccount                   2009 428,072,804 0.90 - 2.73 494,512,064          1.33 0.30 - 2.75    25.84 - 28.91
                               2008 503,204,890 0.72 - 2.14 457,409,846          1.59 0.30 - 2.75 (38.34) - (36.73)
                               2007 615,032,338 1.16 - 3.41 899,059,753          1.20 0.30 - 2.75    (8.41) - 0.62
LMPVET ClearBridge Variable    2011  87,976,409 0.90 - 1.63  99,836,845          0.42 0.30 - 2.70   (3.33) - (0.98)
  Large Cap Growth Subaccount  2010 107,663,025 0.92 - 1.65 124,995,190          0.11 0.30 - 2.70      6.90 - 9.54
                               2009 128,748,339 0.86 - 1.51 137,942,475          0.27 0.30 - 2.70    38.57 - 42.03
                               2008 150,824,586 0.61 - 1.07 115,654,875          0.26 0.30 - 2.70 (38.96) - (37.50)
                               2007 188,404,599 0.99 - 1.71 234,261,631          0.04 0.30 - 2.70    (1.31) - 4.65
LMPVET ClearBridge Variable    2011 106,825,703 1.00 - 1.86 134,081,143          2.13 0.30 - 2.70      2.14 - 4.63
  Large Cap Value Subaccount   2010 129,276,662 0.98 - 1.79 156,733,252          2.92 0.30 - 2.70      6.61 - 9.13
                               2009 153,410,278 0.92 - 1.64 172,680,085          1.90 0.30 - 2.70    21.21 - 24.09
                               2008 180,915,479 0.76 - 1.33 166,124,166          1.22 0.30 - 2.70 (37.38) - (35.81)
                               2007 228,211,487 1.21 - 2.07 330,952,064          1.43 0.30 - 2.70    (4.61) - 3.29
LMPVET ClearBridge Variable    2011  29,141,332 1.22 - 1.71  42,401,069            -- 1.30 - 2.70   (6.52) - (5.18)
  Mid Cap Core Subaccount      2010  39,617,087 1.29 - 1.82  61,152,307            -- 1.30 - 2.70    19.30 - 20.96
                               2009  49,070,208 1.08 - 1.51  62,841,873          0.46 1.30 - 2.70    32.43 - 34.18
                               2008  57,996,976 0.81 - 1.13  55,520,897          0.19 1.30 - 2.70 (37.03) - (36.11)
                               2007  71,238,308 1.27 - 1.78 107,349,964          0.37 1.30 - 2.70    (3.30) - 5.81
LMPVET ClearBridge Variable    2011  38,530,720 1.17 - 2.17  59,480,568            -- 0.30 - 2.60    (1.24) - 1.10
  Small Cap Growth Subaccount  2010  46,003,583 1.18 - 2.18  71,509,944            -- 0.30 - 2.75    21.75 - 24.79
                               2009  54,202,034 0.96 - 1.77  68,494,048            -- 0.30 - 2.75    38.93 - 42.35
                               2008  59,867,011 0.69 - 1.26  53,919,156            -- 0.30 - 2.75 (42.32) - (40.89)
                               2007  71,547,703 1.18 - 2.17 110,867,024            -- 0.30 - 2.75    (2.50) - 9.34
LMPVET Investment Counsel      2011  23,310,011 0.94 - 3.10  43,793,657          1.04 0.30 - 2.50   (2.44) - (0.35)
  Variable Social Awareness    2010  28,992,998 0.95 - 3.14  53,105,312          1.29 0.30 - 2.50     9.32 - 11.87
  Subaccount                   2009  35,265,807 0.86 - 2.84  55,656,183          1.52 0.30 - 2.50    19.84 - 22.47
                               2008  39,745,946 0.71 - 2.34  50,092,116          1.84 0.30 - 2.50 (27.04) - (25.45)
                               2007  44,597,635 0.96 - 3.17  75,221,700          1.34 0.30 - 2.60     3.74 - 10.56

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------ ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                             UNITS  HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                       ----------- ------------ ----------- ------------- ----------- -------------------
LMPVET Variable Lifestyle         2011  54,802,370  1.29 - 1.74  77,471,705          2.37 1.17 - 1.90    (0.77) - 0.00
  Allocation 50% Subaccount       2010  69,091,278  1.30 - 1.74  97,750,305          2.91 1.17 - 1.90    12.26 - 13.04
                                  2009  82,791,698  1.16 - 1.54 104,008,687          4.97 1.17 - 1.90    29.82 - 30.79
                                  2008 101,668,320  0.89 - 1.18  98,139,570          3.26 1.17 - 1.90 (28.75) - (28.20)
                                  2007 127,276,506  1.25 - 1.64 171,934,433          3.41 1.17 - 1.90      1.29 - 2.05
LMPVET Variable Lifestyle         2011  35,895,323  1.17 - 1.48  43,491,060          1.81 1.17 - 1.90   (2.42) - (1.79)
  Allocation 70% Subaccount       2010  44,663,513  1.20 - 1.51  55,155,290          2.03 1.17 - 1.90    12.81 - 13.70
                                  2009  52,457,087  1.06 - 1.33  57,089,042          3.47 1.17 - 1.90    30.47 - 31.36
                                  2008  61,066,781  0.81 - 1.01  50,738,235          2.32 1.17 - 1.90 (34.09) - (33.57)
                                  2007  73,092,932  1.24 - 1.52  91,454,984          2.55 1.17 - 1.90      1.90 - 2.63
LMPVET Variable Lifestyle         2011  24,183,514  1.08 - 1.43  27,425,036          1.40 1.17 - 1.90   (4.07) - (3.43)
  Allocation 85% Subaccount       2010  28,603,564  1.13 - 1.49  33,646,055          1.57 1.17 - 1.90    13.47 - 14.32
                                  2009  33,143,582  1.00 - 1.30  34,156,185          2.32 1.17 - 1.90    30.07 - 30.95
                                  2008  38,462,858  0.77 - 0.99  30,330,127          1.65 1.17 - 1.90 (38.60) - (38.15)
                                  2007  45,631,090  1.25 - 1.60  58,313,241          1.51 1.17 - 1.90      1.38 - 2.17
LMPVIT Western Asset              2011   7,281,992  1.21 - 1.96  11,544,768          7.29 1.40 - 2.60    (0.90) - 0.31
  Variable Global High Yield Bond 2010   8,965,094  1.22 - 1.95  14,183,211          8.24 1.40 - 2.60    12.05 - 13.34
  Subaccount                      2009  10,569,292  1.08 - 1.72  14,895,212         10.68 1.40 - 2.60    51.46 - 53.38
                                  2008  11,006,706  0.71 - 1.12  10,450,813         10.04 1.40 - 2.60 (32.56) - (31.80)
                                  2007  13,236,960  1.06 - 1.65  18,636,640          6.73 1.40 - 2.60   (4.92) - (1.44)
LMPVIT Western Asset              2011  66,903,303  1.33 - 2.36 113,968,018          7.96 0.30 - 2.70    (0.29) - 2.07
  Variable High Income            2010  85,709,100  1.32 - 2.33 144,770,864          9.24 0.30 - 2.70    13.47 - 16.27
  Subaccount                      2009 102,925,900  1.16 - 2.02 151,238,219         11.51 0.30 - 2.70    55.73 - 59.42
                                  2008 123,565,072  0.74 - 1.28 115,143,440         10.18 0.30 - 2.70 (31.84) - (30.18)
                                  2007 159,566,246  1.07 - 1.85 215,408,851          8.20 0.30 - 2.70    (2.40) - 0.97
MIST American Funds               2011   1,843,499  0.96 - 0.99   1,813,962          1.36 0.30 - 1.30   (3.33) - (2.36)
  Balanced Allocation Subaccount  2010   2,241,816  0.99 - 1.02   2,255,436          0.76 0.30 - 1.30    10.71 - 11.86
  (Commenced 4/28/2008)           2009   1,066,350  0.90 - 0.91     966,059            -- 0.30 - 1.30    27.64 - 28.85
                                  2008     460,585  0.70 - 0.71     324,976          9.23 0.30 - 1.15 (29.79) - (29.38)
MIST American Funds Growth        2011   1,580,396  0.89 - 0.92   1,437,020          1.16 0.30 - 1.30   (6.04) - (4.95)
  Allocation Subaccount           2010   2,314,410  0.94 - 0.97   2,214,066          0.55 0.30 - 1.30    12.11 - 13.07
  (Commenced 4/28/2008)           2009     860,371  0.84 - 0.86     733,008            -- 0.30 - 1.30    32.18 - 33.70
                                  2008     361,073         0.64     231,081          8.34 0.30 - 1.30 (36.32) - (35.88)
MIST American Funds               2011   1,316,789  1.01 - 1.04   1,349,864          1.52 0.30 - 1.30   (1.08) - (0.10)
  Moderate Allocation Subaccount  2010   1,184,260  1.02 - 1.04   1,220,961          1.32 0.30 - 1.30      8.54 - 9.55
  (Commenced 4/28/2008)           2009     664,781  0.94 - 0.95     628,194            -- 0.30 - 1.30    21.85 - 22.97
                                  2008     127,658  0.77 - 0.78      98,733          6.60 0.30 - 1.30 (23.20) - (22.67)
MIST Batterymarch Growth          2011  11,843,633 1.12 - 21.59 240,466,589          1.53 1.00 - 1.65    (0.27) - 0.37
  and Income Subaccount           2010  13,146,573 1.12 - 21.51 266,748,724          1.45 1.00 - 1.65    11.78 - 12.58
                                  2009  14,486,682 1.00 - 19.11 261,765,961          2.26 1.00 - 1.65    20.00 - 20.68
                                  2008  15,925,617 0.84 - 15.83 239,145,150          1.44 1.00 - 1.65 (37.92) - (37.50)
                                  2007  18,277,607 1.35 - 25.33 440,328,684          0.87 1.00 - 1.65      6.07 - 6.77

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
MIST BlackRock High Yield      2011  62,492,572 1.17 - 7.66 132,699,654          6.91 0.19 - 2.75    (0.43) - 2.32
  Subaccount                   2010  72,671,332 1.18 - 7.56 150,232,781          5.46 0.19 - 2.75    12.17 - 15.88
                               2009  52,060,128 1.10 - 6.58 105,877,776          5.75 0.19 - 2.65    42.84 - 46.92
                               2008  55,599,982 0.77 - 4.52  78,057,547          7.33 0.19 - 2.65 (26.75) - (24.36)
                               2007  63,143,456 1.13 - 6.04 120,841,696          5.94 0.19 - 2.64    (3.27) - 2.16
MIST BlackRock Large Cap       2011  46,368,859 0.78 - 1.43  46,041,512          1.01 0.30 - 2.75   (2.48) - (0.08)
  Core Subaccount              2010  54,907,593 0.79 - 1.45  54,941,051          1.24 0.30 - 2.75     9.44 - 12.18
                               2009  63,249,054 0.71 - 1.31  56,574,643          1.44 0.30 - 2.75    15.99 - 18.86
                               2008  71,441,239 0.61 - 1.12  54,264,589          0.59 0.30 - 2.75 (39.06) - (37.48)
                               2007  85,113,395 0.98 - 1.83 104,311,222          0.71 0.30 - 2.70    (2.36) - 5.26
MIST Clarion Global Real       2011  77,408,843 0.79 - 2.11  69,888,004          4.13 0.30 - 2.65   (8.05) - (5.57)
  Estate Subaccount            2010  89,036,157 0.85 - 2.26  86,851,730          8.52 0.30 - 2.75    13.07 - 15.96
                               2009  98,568,292 0.75 - 1.98  84,648,075          3.61 0.30 - 2.75    31.31 - 34.81
                               2008 105,420,478 0.57 - 1.49  68,580,445          2.12 0.30 - 2.75 (43.20) - (41.78)
                               2007 124,374,407 1.00 - 2.59 140,702,795          1.01 0.30 - 2.75  (24.83) - (2.70)
MIST Dreman Small Cap Value    2011   9,341,233 1.03 - 1.62  11,958,752          1.79 0.00 - 2.70 (12.47) - (10.14)
  Subaccount                   2010  11,051,153 1.16 - 1.53  15,942,525          0.88 0.30 - 2.70    16.33 - 19.24
                               2009  11,126,251 0.98 - 1.30  13,676,299          0.92 0.30 - 2.70    25.72 - 28.66
                               2008  11,190,143 0.77 - 1.02  10,817,418          0.75 0.30 - 2.70 (27.24) - (25.45)
                               2007  10,129,896 1.05 - 1.38  13,308,156            -- 0.30 - 2.70  (11.59) - (1.49)
MIST Harris Oakmark            2011  49,035,319 0.95 - 1.85  63,201,065          0.03 0.00 - 2.70 (16.26) - (14.01)
  International Subaccount     2010  59,047,438 1.13 - 2.05  89,505,876          2.13 0.30 - 2.70    13.54 - 16.31
                               2009  65,954,572 0.99 - 1.79  86,620,909          8.30 0.30 - 2.70    51.28 - 55.03
                               2008  73,645,655 0.65 - 1.17  62,788,056          2.06 0.30 - 2.70 (42.32) - (40.90)
                               2007  89,021,152 1.11 - 2.01 130,584,087          0.94 0.29 - 2.69  (11.52) - (1.45)
MIST Invesco Small Cap         2011   8,619,870 1.08 - 1.92  12,577,822            -- 0.30 - 2.70   (3.66) - (1.17)
  Growth Subaccount            2010   8,936,088 1.12 - 1.97  13,490,846            -- 0.30 - 2.70    16.36 - 26.09
                               2009   7,370,837 0.91 - 1.17   8,271,522            -- 0.30 - 2.70    30.71 - 33.87
                               2008   6,688,902 0.69 - 0.88   5,665,418            -- 0.30 - 2.70 (40.29) - (38.81)
                               2007   4,965,688 1.13 - 1.46   6,946,984            -- 0.30 - 2.70   (7.16) - 10.77
MIST Janus Forty Subaccount    2011 112,073,709 0.68 - 7.09 460,047,500          1.83 0.30 - 2.60   (9.72) - (7.57)
                               2010 130,954,529 0.74 - 7.75 563,298,004          1.83 0.30 - 2.75      6.69 - 9.36
                               2009 178,453,861 0.69 - 7.16 617,906,720            -- 0.30 - 2.75    39.33 - 42.78
                               2008 184,741,781 0.49 - 5.06 456,343,114          6.04 0.30 - 2.75 (43.44) - (42.04)
                               2007 191,666,259 0.86 - 8.81 845,500,235          0.17 0.30 - 2.75   (0.95) - 30.11
MIST Lazard Mid Cap Subaccount 2011  50,098,545 0.95 - 2.52  78,292,549          0.91 0.30 - 2.65   (7.80) - (5.41)
  (Commenced 4/30/2007)        2010  55,785,950 1.03 - 2.68  94,335,966          1.07 0.30 - 2.65    19.63 - 22.86
                               2009  64,642,037 0.86 - 2.19  90,411,267          1.37 0.30 - 2.65    33.13 - 36.70
                               2008  69,717,278 0.64 - 1.60  72,983,686          0.08 0.30 - 2.65  (39.91) - (3.15)
                               2007   5,965,059 1.06 - 1.16   6,737,323            -- 0.30 - 2.60  (14.93) - (5.73)
MIST Legg Mason ClearBridge    2011   4,640,959 0.59 - 0.87   2,996,585            -- 0.30 - 2.60   (10.09) - 3.32
  Aggressive Growth Subaccount 2010     243,732 0.76 - 0.84     194,775            -- 0.30 - 1.30    22.08 - 23.43
  (Commenced 4/28/2008)        2009     206,409 0.63 - 0.68     138,656            -- 0.30 - 1.30    31.30 - 32.62
                               2008     103,980 0.49 - 0.52      52,646            -- 0.30 - 0.90 (36.79) - (36.53)

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                ---------------------------------- ---------------------------------------------
                                                                                  EXPENSE(2)         TOTAL(3)
                                            UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                             LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                     UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                ---------- ----------- ----------- ------------- ----------- -------------------
MIST Loomis Sayles Global  2011 30,124,440 1.69 - 5.08 150,849,568          2.53 0.60 - 1.65   (2.88) - (1.85)
  Markets Subaccount       2010 33,062,109 1.74 - 5.21 169,859,208          3.48 0.30 - 1.65    20.39 - 22.05
  (Commenced 4/30/2007)    2009 43,268,117 1.44 - 4.31 166,789,133          2.44 0.30 - 1.65    38.65 - 40.52
                           2008 46,805,268 1.04 - 3.10 129,910,023          5.05 0.30 - 1.65 (40.09) - (39.26)
                           2007 52,358,564 1.73 - 5.15 243,698,087            -- 0.30 - 1.65    19.39 - 20.46
MIST Lord Abbett Bond      2011 32,502,638 1.40 - 2.30  57,917,544          6.33 0.30 - 2.65      2.07 - 4.56
  Debenture Subaccount     2010 40,480,659 1.37 - 2.22  69,771,604          6.51 0.30 - 2.65    10.20 - 12.86
                           2009 45,437,764 1.25 - 1.98  70,758,842          7.78 0.30 - 2.65    33.50 - 36.72
                           2008 50,357,034 0.94 - 1.46  58,397,632          4.53 0.30 - 2.65 (20.53) - (18.67)
                           2007 60,470,520 1.18 - 1.81  88,568,023          5.47 0.30 - 2.65      1.31 - 6.16
MIST Lord Abbett Mid Cap   2011 48,643,274 0.88 - 1.30  45,537,282          0.55 0.30 - 2.70   (6.21) - (4.00)
  Value Subaccount         2010 59,583,746 0.93 - 1.35  59,037,980          0.62 0.30 - 2.70    22.09 - 25.23
                           2009 70,579,098 0.77 - 1.08  56,795,766          2.21 0.30 - 2.70    23.15 - 26.08
                           2008 80,119,831 0.62 - 0.86  51,848,646          0.58 0.30 - 2.75 (40.44) - (38.93)
                           2007 94,328,307 1.04 - 1.40 101,596,400          0.06 0.30 - 2.75  (11.39) - (0.56)
MIST Met/Eaton Vance       2011  1,214,850 1.01 - 1.02   1,239,402          1.64 1.70 - 2.60    (0.59) - 0.29
  Floating Rate Subaccount 2010    711,474 1.01 - 1.02     725,074            -- 1.70 - 2.60      1.44 - 2.04
  (Commenced 5/3/2010)
MIST Met/Franklin Mutual   2011  1,093,751 0.84 - 0.86     933,129          2.91 1.70 - 2.50   (3.01) - (2.27)
  Shares Subaccount        2010    849,530 0.87 - 0.88     745,697            -- 1.70 - 2.35      8.38 - 9.15
  (Commenced 4/28/2008)    2009    658,147 0.80 - 0.81     530,058            -- 1.70 - 2.35    21.95 - 22.76
                           2008    386,422        0.66     254,151         10.69 1.70 - 2.25 (34.37) - (34.19)
MIST Met/Templeton Growth  2011 45,862,165 0.83 - 1.33  44,468,910          0.95 1.30 - 2.60   (9.26) - (8.07)
  Subaccount               2010 31,582,017 0.91 - 1.45  36,594,907            -- 1.30 - 2.60    10.07 - 11.55
  (Commenced 5/3/2010)
MIST MetLife Aggressive    2011 54,062,263 0.81 - 1.51  49,596,505            -- 0.30 - 2.55 (15.03) - (13.69)
  Strategy Subaccount
  (Commenced 5/2/2011)
MIST MetLife Balanced      2011 19,472,712 1.00 - 1.16  21,835,599          1.59 1.55 - 2.65   (4.22) - (3.18)
  Strategy Subaccount      2010 21,057,825 1.05 - 1.20  24,508,815          2.15 1.55 - 2.65    10.62 - 11.78
  (Commenced 5/4/2009)     2009 23,223,388 0.94 - 1.07  24,265,282            -- 1.55 - 2.65    22.33 - 23.27
MIST MetLife Growth        2011 16,695,645 0.99 - 1.17  18,833,183          1.52 1.55 - 2.55   (6.32) - (5.36)
  Strategy Subaccount      2010 18,635,211 1.06 - 1.23  22,297,948          1.78 1.55 - 2.55    12.60 - 13.67
  (Commenced 5/4/2009)     2009 22,113,186 0.94 - 1.08  23,350,459            -- 1.55 - 2.55    26.14 - 27.11
MIST MetLife Moderate      2011 12,096,560 1.06 - 1.21  14,146,314          1.72 1.55 - 2.55   (2.66) - (1.62)
  Strategy Subaccount      2010 13,603,309 1.09 - 1.23  16,268,189          2.50 1.55 - 2.55     9.64 - 10.60
  (Commenced 5/4/2009)     2009 13,266,871 1.00 - 1.11  14,418,041            -- 1.55 - 2.55    20.11 - 20.98
MIST MFS Emerging Markets  2011 32,814,639 1.22 - 3.09  74,236,005          1.55 0.30 - 2.70 (20.90) - (18.66)
  Equity Subaccount        2010 40,055,591 1.54 - 3.88 113,623,154          1.14 0.30 - 2.75    20.34 - 23.67
  (Commenced 4/30/2007)    2009 45,575,766 1.28 - 3.20 106,330,059          1.85 0.30 - 2.75    64.38 - 68.59
                           2008 49,186,008 0.78 - 1.93  69,356,966          0.98 0.30 - 2.75   (58.76) - 0.58
                           2007 22,838,831 2.03 - 4.09  69,677,937            -- 0.30 - 2.65     0.00 - 26.05

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                  ----------------------------------- ---------------------------------------------
                                                                                     EXPENSE(2)         TOTAL(3)
                                               UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ----------- ----------- ----------- ------------- ----------- -------------------
MIST MFS Research            2011  77,589,499 0.98 - 1.72  99,020,711          1.25 0.30 - 2.65 (19.52) - (10.93)
  International Subaccount   2010  48,036,599 1.13 - 1.98  71,851,431          1.78 0.30 - 2.65     8.52 - 11.02
                             2009  57,249,025 1.04 - 1.81  77,964,871          3.25 0.30 - 2.65    28.09 - 31.20
                             2008  65,026,844 0.81 - 1.40  68,048,654          1.70 0.30 - 2.65 (44.56) - (42.53)
                             2007  57,544,188 1.44 - 2.47 102,336,302          0.15 0.30 - 2.60   (3.39) - 11.36
MIST Morgan Stanley Mid Cap  2011   9,246,133 0.89 - 2.43  12,904,996          0.71 0.30 - 2.60   (9.32) - (7.19)
  Growth Subaccount          2010  11,758,200 0.97 - 2.66  18,023,005          0.12 0.30 - 2.60    28.69 - 31.65
                             2009  15,136,307 0.75 - 2.05  17,892,218          0.01 0.30 - 2.60    53.24 - 56.78
                             2008  16,241,619 0.49 - 1.32  12,604,861          0.43 0.30 - 2.60 (49.06) - (47.29)
                             2007   3,986,582 1.31 - 1.34   5,299,998            -- 1.70 - 2.60   (7.20) - 21.34
MIST Oppenheimer Capital     2011 331,598,308 0.82 - 0.95 284,007,034          0.33 0.30 - 2.65   (3.89) - (1.25)
  Appreciation Subaccount    2010 370,415,704 0.84 - 0.96 324,669,577          0.67 0.30 - 2.65      6.57 - 9.34
                             2009 431,970,938 0.78 - 0.88 351,416,197            -- 0.30 - 2.65    39.93 - 43.70
                             2008 458,261,491 0.55 - 0.61 261,896,842          0.31 0.30 - 2.65 (47.40) - (45.98)
                             2007  26,945,381 1.11 - 1.14  30,451,362            -- 1.40 - 2.65   (3.52) - 12.69
MIST PIMCO Inflation         2011  81,257,553 1.25 - 1.55 115,644,635          1.81 0.00 - 2.75     8.31 - 11.45
  Protected Bond Subaccount  2010  84,809,882 1.15 - 1.41 110,311,164          2.54 0.30 - 2.75      5.00 - 7.67
                             2009  85,594,721 1.09 - 1.32 104,939,462          3.81 0.30 - 2.75    14.94 - 18.00
                             2008  84,875,080 0.95 - 1.13  89,827,203          3.82 0.30 - 2.70   (9.46) - (7.14)
                             2007  73,914,152 1.04 - 1.23  86,351,508          0.17 0.80 - 2.70     0.00 - 10.15
MIST PIMCO Total Return      2011 260,102,976 1.28 - 1.90 397,228,650          2.63 0.30 - 2.75    (1.23) - 2.81
  Subaccount                 2010 285,034,968 1.28 - 1.85 430,615,868          3.67 0.30 - 2.70      5.25 - 7.89
                             2009 309,041,939 1.21 - 1.72 437,011,528          0.57 0.30 - 2.70    10.87 - 16.13
                             2008  20,657,165 1.06 - 1.09  22,251,150          3.60 1.70 - 2.60   (2.22) - (1.36)
                             2007  17,237,540 1.08 - 1.10  18,856,207          3.31 1.70 - 2.60      4.86 - 5.77
MIST Pioneer Fund Subaccount 2011  43,521,716 0.83 - 1.83  60,273,626          0.93 0.30 - 2.65  (12.60) - (4.78)
                             2010  30,744,777 0.89 - 1.94  48,832,317          0.94 0.30 - 2.60    13.24 - 15.84
                             2009  35,071,315 0.78 - 1.69  48,615,076          1.01 0.30 - 2.60    20.72 - 26.30
                             2008  16,387,552 0.68 - 1.38  18,839,100          1.12 0.30 - 2.60 (34.56) - (32.98)
                             2007  18,642,832 1.03 - 2.08  32,327,745          0.89 0.30 - 2.60    (1.73) - 4.65
MIST Pioneer Strategic       2011 134,759,531 1.28 - 2.72 224,047,122          4.80 0.30 - 2.85      0.55 - 3.36
  Income Subaccount          2010 163,592,465 1.28 - 2.66 266,557,264          5.15 0.30 - 2.75     8.94 - 11.80
                             2009 167,562,465 1.17 - 2.40 249,602,835          4.51 0.30 - 2.75    22.59 - 32.67
                             2008 132,562,461 0.95 - 1.82 156,083,247          6.69 0.30 - 2.70 (14.11) - (10.96)
                             2007 137,915,159 1.09 - 2.07 187,183,787          0.68 0.30 - 2.70    (0.25) - 6.25
MIST RCM Technology          2011  10,508,349 0.42 - 1.80   8,570,794            -- 1.40 - 2.65 (19.68) - (11.36)
  Subaccount                 2010   1,999,423 1.14 - 1.42   2,724,803            -- 1.55 - 2.65    23.05 - 24.41
  (Commenced 5/3/2010)
MIST SSgA Growth and Income  2011 102,294,878        1.15 117,213,928          1.76        1.25            (0.17)
  ETF Subaccount             2010 110,185,544        1.15 126,498,036          1.37        1.25            10.81
                             2009 118,121,815        1.04 122,341,279          2.14        1.25            23.33
                             2008 130,577,256        0.84 109,653,164          1.90        1.25           (25.99)
                             2007 147,441,601        1.14 167,304,437            --        1.25             4.13

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
MIST SSgA Growth ETF           2011 133,087,707        1.06 141,546,856          1.62        1.25            (3.27)
  Subaccount                   2010 142,607,091        1.10 156,916,020          1.53        1.25            12.70
                               2009 151,971,206        0.98 148,328,139          1.93        1.25            27.42
                               2008 161,274,026        0.77 123,461,622          1.56        1.25           (33.74)
                               2007 175,301,265        1.16 202,730,917            --        1.25             4.24
MIST T. Rowe Price Large       2011 128,584,761 0.82 - 4.97 117,195,273          0.65 0.30 - 2.70   (6.61) - (4.26)
  Cap Value Subaccount         2010 153,267,618 0.88 - 5.23 148,207,202          1.06 0.30 - 2.70    13.90 - 16.69
                               2009 178,302,083 0.77 - 4.00 149,934,901          2.27 0.30 - 2.70    15.27 - 18.02
                               2008 200,939,476 0.67 - 3.43 145,054,521          1.55 0.30 - 2.70 (38.03) - (36.47)
                               2007 239,539,828 1.08 - 1.41 267,772,267          0.68 0.05 - 2.70    (2.62) - 3.32
MIST T. Rowe Price Mid Cap     2011   2,874,302 0.89 - 1.59   3,490,853            -- 1.55 - 2.65   (4.25) - (3.18)
  Growth Subaccount            2010   2,637,941 0.93 - 1.64   3,627,883            -- 1.55 - 2.65    24.40 - 25.73
  (Commenced 4/28/2008)        2009   2,174,650 0.76 - 1.30   2,536,266            -- 1.55 - 2.65    29.50 - 43.23
                               2008   1,198,311 0.76 - 0.91   1,061,661            -- 1.55 - 2.65 (38.51) - (38.05)
MIST Third Avenue Small Cap    2011 102,729,374 0.84 - 2.22 125,154,359          1.07 0.30 - 2.70  (16.37) - (9.27)
  Value Subaccount             2010 118,085,929 0.95 - 1.91 155,522,778          1.21 0.30 - 2.70    16.75 - 19.59
                               2009 135,415,681 0.81 - 1.62 149,634,615          1.19 0.30 - 2.70    23.10 - 26.11
                               2008 150,325,118 0.66 - 1.30 132,190,608          0.77 0.30 - 2.70 (31.74) - (30.08)
                               2007 177,121,221 0.96 - 1.88 223,905,276          0.36 0.30 - 2.70  (10.65) - (3.56)
MIST Turner Mid Cap Growth     2011   1,652,474 1.20 - 1.56   2,427,483            -- 1.55 - 2.65   (9.85) - (8.85)
  Subaccount                   2010   1,767,559 1.33 - 1.72   2,845,882            -- 1.55 - 2.65    23.84 - 25.24
  (Commenced 4/28/2008)        2009   2,403,026 1.07 - 1.37   3,118,333            -- 1.55 - 2.65    43.39 - 44.93
                               2008   2,586,292 0.75 - 0.95   2,331,082            -- 1.55 - 2.65 (45.80) - (45.39)
MIST Van Kampen Comstock       2011 137,929,311 0.90 - 1.54 168,446,892          1.19 0.30 - 2.75   (4.15) - (1.73)
  Subaccount                   2010 178,757,353 0.93 - 1.57 225,341,481          1.58 0.30 - 2.75    11.79 - 14.51
                               2009 212,159,391 0.83 - 1.37 237,036,843          0.01 0.30 - 2.75    23.19 - 31.15
                               2008     938,859 0.68 - 0.70     648,344          2.17 1.70 - 2.60 (37.55) - (37.01)
                               2007   1,286,953 1.08 - 1.11   1,416,028          1.48 1.70 - 2.60   (5.41) - (4.08)
Morgan Stanley Multi Cap       2011     683,491 1.29 - 1.63   1,037,271            -- 1.60 - 2.60   (9.30) - (8.48)
  Growth Subaccount            2010     877,893 1.40 - 1.78   1,463,366            -- 1.60 - 2.60    24.13 - 25.44
                               2009     921,618 1.13 - 1.42   1,228,624          0.12 1.60 - 2.60    66.53 - 68.13
                               2008     938,169 0.68 - 0.84     753,390          0.17 1.60 - 2.60 (49.11) - (48.57)
                               2007   1,543,165 1.33 - 1.64   2,443,108          0.16 1.60 - 2.60    16.12 - 17.30
MSF Barclays Capital Aggregate 2011  45,268,185 1.31 - 2.49 103,893,632          3.57 0.30 - 1.40      5.99 - 7.17
  Bond Index Subaccount        2010  51,647,712 1.24 - 2.35 111,235,771          3.84 0.30 - 1.40      4.57 - 5.75
  (Commenced 11/12/2007)       2009  62,894,452 1.18 - 2.24 124,909,151          6.40 0.30 - 1.40      3.69 - 4.85
                               2008  71,329,220 1.14 - 2.16 135,715,355          4.71 0.30 - 1.40      4.50 - 5.66
                               2007  85,048,945 1.09 - 2.06 154,016,372            -- 0.30 - 1.40      1.27 - 1.43
MSF BlackRock Aggressive       2011  95,805,405 0.57 - 1.57  90,389,497          0.22 0.30 - 2.70   (5.78) - (3.37)
  Growth Subaccount            2010 116,770,017 0.60 - 1.66 114,976,088            -- 0.30 - 2.70    12.16 - 14.83
                               2009 136,340,583 0.53 - 1.46 118,461,145          0.07 0.30 - 2.70    45.36 - 48.77
                               2008 154,809,818 0.36 - 1.00  91,555,768            -- 0.30 - 2.70 (47.24) - (45.92)
                               2007 185,128,306 0.68 - 1.87 206,830,312            -- 0.30 - 2.70   (0.56) - 19.69

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
MSF BlackRock Bond Income      2011 185,391,674 1.06 - 2.03 250,881,660          3.98 0.30 - 2.75      3.53 - 6.25
  Subaccount                   2010 225,736,980 1.02 - 1.93 291,924,540          3.97 0.30 - 2.75      5.26 - 8.01
                               2009 254,242,025 0.97 - 1.81 310,155,879          6.84 0.30 - 2.75      5.70 - 9.11
                               2008 265,533,848 0.91 - 1.67 305,259,676          5.16 0.30 - 2.75   (9.43) - (3.72)
                               2007 316,222,898 1.04 - 1.75 388,189,298          3.22 0.30 - 2.70      1.11 - 6.01
MSF BlackRock Diversified      2011 105,534,840 1.05 - 2.53 241,546,529          2.45 0.30 - 2.65      0.87 - 3.44
  Subaccount                   2010 118,061,128 1.04 - 2.46 263,504,413          1.96 0.30 - 2.65      6.47 - 9.35
  (Commenced 4/30/2007)        2009 141,009,077 0.97 - 5.48 281,893,639          2.89 0.30 - 2.65    13.92 - 18.94
                               2008  68,632,597 0.86 - 1.96 122,906,726          2.82 0.30 - 2.65 (26.08) - (23.80)
                               2007  72,810,413 1.19 - 2.65 182,396,183            -- 0.30 - 1.65      0.34 - 1.22
MSF BlackRock Large Cap        2011  13,528,382 0.83 - 1.24  15,175,781          0.93 0.30 - 2.65    (0.64) - 1.81
  Value Subaccount             2010  15,747,692 0.84 - 1.21  17,609,264          0.86 0.30 - 2.65      6.10 - 8.59
  (Commenced 4/28/2008)        2009  18,388,146 0.79 - 1.12  19,257,470          1.36 0.30 - 2.65     8.19 - 10.69
                               2008  18,738,894 0.73 - 1.01  17,997,131            -- 0.30 - 2.65 (32.35) - (31.26)
MSF BlackRock Legacy Large     2011 197,272,481 0.63 - 3.03 206,180,160          0.19 0.30 - 2.70  (11.49) - (9.26)
  Cap Growth Subaccount        2010 232,943,584 0.71 - 3.37 268,487,543          0.24 0.30 - 2.75    16.47 - 19.49
  (Commenced 4/28/2008)        2009 278,436,667 0.60 - 2.85 269,927,201            -- 0.30 - 2.75    28.38 - 30.51
                               2008       8,268        2.34      19,311            --        0.30           (34.82)
MSF BlackRock Money Market     2011 355,598,094 0.94 - 1.81 396,781,383            -- 0.30 - 2.85   (2.74) - (0.26)
  Subaccount                   2010 390,620,368 0.97 - 1.84 442,249,891          0.01 0.30 - 2.75    (2.77) - 0.55
                               2009 292,409,144 1.00 - 1.87 335,600,209          0.45 0.30 - 2.75    (2.34) - 0.09
                               2008 380,710,006 1.02 - 1.89 441,091,140          2.77 0.30 - 2.90    (0.10) - 3.28
                               2007 296,236,103 1.02 - 1.30 335,896,555          4.94 0.30 - 2.90      0.29 - 4.42
MSF Davis Venture Value        2011  96,387,852 0.85 - 1.46 110,626,783          0.48 0.30 - 2.70  (12.22) - (4.37)
  Subaccount                   2010  39,290,500 0.90 - 1.34  46,053,005          0.99 0.30 - 2.75     8.80 - 11.64
  (Commenced 4/28/2008)        2009  46,272,413 0.82 - 1.22  49,036,833          1.55 0.30 - 2.75    28.12 - 31.64
                               2008  50,458,028 0.63 - 0.94  41,210,080            -- 0.30 - 2.75 (38.81) - (37.72)
MSF FI Value Leaders           2011  63,384,285 0.81 - 1.56  75,345,632          1.05 0.30 - 2.65   (8.80) - (6.57)
  Subaccount                   2010  77,016,714 0.88 - 1.68  99,325,424          1.56 0.30 - 2.65    11.26 - 14.05
                               2009  90,780,311 0.79 - 1.49 103,755,815          2.82 0.30 - 2.65    18.31 - 21.34
                               2008 105,348,325 0.66 - 1.24 100,762,189          1.84 0.30 - 2.65 (40.60) - (39.17)
                               2007 122,428,834 1.11 - 2.07 196,125,953          0.85 0.30 - 2.65    (5.58) - 3.43
MSF Jennison Growth Subaccount 2011  60,489,570 0.53 - 1.48  43,819,251          0.11 0.30 - 2.60   (2.35) - (0.07)
  (Commenced 4/28/2008)        2010  76,713,717 0.54 - 1.50  56,595,399          0.46 0.30 - 2.60     8.51 - 10.94
                               2009  92,196,381 0.49 - 1.37  61,763,702          0.04 0.30 - 2.60    36.00 - 39.13
                               2008 110,066,602 0.36 - 1.00  52,990,327            -- 0.30 - 2.60 (34.22) - (33.18)
MSF Loomis Sayles Small Cap    2011     421,875 2.86 - 3.35   1,346,982            -- 1.70 - 2.60   (2.22) - (1.35)
  Core Subaccount              2010     192,214 2.93 - 3.40     628,433            -- 1.70 - 2.60    23.94 - 25.06
  (Commenced 5/4/2009)         2009     123,912 2.40 - 2.72     325,388            -- 1.70 - 2.50    26.14 - 26.77
MSF Met/Artisan Mid Cap        2011     918,844 2.16 - 2.29   2,053,497          0.77 1.40 - 2.10      4.30 - 5.04
  Value Subaccount             2010   1,029,255 2.07 - 2.18   2,194,400            -- 1.40 - 2.10    14.63 - 15.44
  (Commenced 5/3/2010)

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------- ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                            UNITS HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      ----------- ----------- ------------- ------------- ----------- -------------------
MSF Met/Dimensional              2011      82,833 1.38 - 1.41       115,816          1.88 1.70 - 2.50 (18.35) - (17.63)
  International Small Company    2010      63,743 1.68 - 1.71       108,458          1.23 1.70 - 2.50    19.60 - 20.55
  Subaccount                     2009      53,278 1.41 - 1.42        75,431            -- 1.70 - 2.50    38.45 - 39.18
  (Commenced 5/4/2009)
MSF MetLife Conservative         2011  31,816,365 1.12 - 1.29    37,895,228          2.43 0.30 - 2.70      0.45 - 2.95
  Allocation Subaccount          2010  32,850,961 1.11 - 1.26    38,552,233          3.77 0.30 - 2.70      7.12 - 9.70
                                 2009  30,329,127 1.04 - 1.14    32,861,250          3.10 0.30 - 2.70    17.38 - 20.17
                                 2008  26,245,707 0.89 - 0.95    23,973,280          0.89 0.30 - 2.70 (16.65) - (14.70)
                                 2007  15,892,326 1.07 - 1.12    17,241,806            -- 0.30 - 2.50    (0.09) - 5.28
MSF MetLife Conservative to      2011  75,138,747 1.05 - 1.22    85,251,503          2.07 0.30 - 2.65    (1.60) - 0.75
  Moderate Allocation Subaccount 2010  81,246,395 1.06 - 1.21    92,534,789          3.47 0.30 - 2.65     8.59 - 11.14
                                 2009  86,062,934 0.98 - 1.09    89,073,057          3.32 0.30 - 2.50    20.61 - 23.27
                                 2008  89,863,744 0.82 - 0.88    76,216,690          1.12 0.30 - 2.50 (23.55) - (21.83)
                                 2007  93,106,882 1.07 - 1.13   102,041,214            -- 0.30 - 2.45    (1.10) - 4.55
MSF MetLife Mid Cap Stock        2011   6,867,767        1.10     7,567,180          0.93        1.25            (3.08)
  Index Subaccount               2010   6,949,687        1.14     7,903,300          1.00        1.25            24.67
                                 2009   6,859,089        0.91     6,254,414          1.77        1.25            35.31
                                 2008   6,459,837        0.67     4,353,823          1.37        1.25           (36.95)
                                 2007   5,333,803        1.07     5,703,436          0.72        1.25             6.37
MSF MetLife Moderate             2011 365,836,158 0.96 - 1.13   387,765,148          1.53 0.30 - 2.75   (4.00) - (1.65)
  Allocation Subaccount          2010 393,118,303 1.00 - 1.15   427,765,478          2.63 0.30 - 2.75    10.02 - 12.81
                                 2009 422,006,805 0.91 - 1.02   411,199,938          3.02 0.30 - 2.75    23.17 - 26.14
                                 2008 448,656,252 0.74 - 0.81   349,923,570          0.82 0.30 - 2.75 (30.60) - (28.80)
                                 2007 479,135,478 1.06 - 1.14   530,119,596            -- 0.30 - 2.70    (3.58) - 4.02
MSF MetLife Moderate to          2011 320,193,265 0.89 - 1.05   318,588,616          1.42 0.30 - 2.55   (6.22) - (4.01)
  Aggressive Allocation          2010 343,766,439 0.94 - 1.10   359,791,293          2.21 0.30 - 2.65    11.72 - 14.39
  Subaccount                     2009 385,002,457 0.85 - 0.96   356,369,177          2.58 0.30 - 2.65    25.71 - 28.72
                                 2008 401,062,441 0.67 - 0.75   290,979,056          0.62 0.30 - 2.65 (36.84) - (35.33)
                                 2007 442,105,761 1.07 - 1.15   499,873,765          0.02 0.30 - 2.60    (5.55) - 3.50
MSF MetLife Stock Index          2011 660,304,058 0.78 - 3.51   710,740,551          1.65 0.28 - 3.50    (1.73) - 1.51
  Subaccount                     2010 752,977,742 0.79 - 2.08   807,958,649          1.80 0.28 - 3.50    10.69 - 14.51
                                 2009 956,309,555 0.70 - 1.82   894,068,941          1.48 0.28 - 3.50    22.80 - 28.15
                                 2008 491,992,717 0.56 - 1.45   354,305,788          1.98 0.28 - 2.50 (38.82) - (37.32)
                                 2007 531,845,303 0.90 - 2.32   615,919,014          0.02 0.28 - 1.63    (1.67) - 3.87
MSF MFS Total Return             2011 300,786,307 0.90 - 2.86   499,287,986          2.65 0.30 - 2.75    (0.60) - 1.87
  Subaccount                     2010 365,263,272 0.90 - 2.83   594,788,580          2.94 0.30 - 2.75      6.82 - 9.55
                                 2009 424,517,109 0.85 - 2.61   636,362,549          4.24 0.30 - 2.75    15.10 - 18.01
                                 2008 485,162,845 0.74 - 2.23   625,319,073          3.54 0.30 - 2.90 (24.58) - (22.59)
                                 2007 592,318,130 0.97 - 2.90 1,001,081,924          2.00 0.30 - 2.90    (3.63) - 3.88
MSF MFS Value Subaccount         2011  48,193,344 1.11 - 1.58    63,956,024          1.61 0.30 - 2.70    (1.82) - 0.51
                                 2010  55,157,576 1.12 - 1.60    73,901,755          1.45 0.30 - 2.70     8.31 - 11.16
                                 2009  58,644,242 1.02 - 1.47    71,463,612            -- 0.30 - 2.70    17.51 - 20.39
                                 2008  62,480,214 0.86 - 1.25    64,279,938          1.88 0.30 - 2.70 (34.35) - (31.31)
                                 2007  61,212,759 1.31 - 1.89    95,032,956            -- 0.30 - 2.70    (2.29) - 6.94

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                  ----------------------------------- ---------------------------------------------
                                                                                     EXPENSE(2)         TOTAL(3)
                                               UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ----------- ----------- ----------- ------------- ----------- -------------------
MSF Morgan Stanley EAFE      2011  35,199,957 0.78 - 1.87  56,199,006          2.51 0.30 - 1.60 (13.96) - (12.76)
  Index Subaccount           2010  39,250,929 0.91 - 2.16  72,320,627          2.90 0.30 - 1.60      6.56 - 7.83
                             2009  48,947,939 0.85 - 2.03  81,732,457          4.32 0.30 - 1.60    26.52 - 28.27
                             2008  52,994,262 0.68 - 1.59  69,092,998          3.03 0.30 - 1.60 (42.99) - (42.23)
                             2007  61,113,909 1.18 - 2.79 137,682,866          0.02 0.30 - 1.60    (1.47) - 9.29
MSF Neuberger Berman         2011      12,539 1.57 - 1.64      20,005            -- 1.70 - 2.10   (7.49) - (7.23)
  Genesis Subaccount
  (Commenced 5/2/2011)
MSF Neuberger Berman Mid     2011   9,296,818 1.04 - 2.21  14,451,092          0.81 1.40 - 2.60   (8.87) - (7.68)
  Cap Value Subaccount       2010  11,259,940 1.14 - 2.41  18,962,920          0.86 1.40 - 2.60    23.08 - 24.51
  (Commenced 4/30/2007)      2009  13,067,556 0.92 - 1.59  17,694,207          1.60 1.40 - 2.60    44.25 - 46.12
                             2008  15,069,022 0.64 - 1.09  13,966,556          0.88 1.40 - 2.60 (48.66) - (48.09)
                             2007  18,555,447 1.24 - 2.11  33,318,738            -- 1.40 - 2.60   (7.66) - (6.90)
MSF Oppenheimer Global       2011 319,487,588 0.85 - 1.68 301,581,617          1.94 0.30 - 2.70  (10.84) - (8.68)
  Equity Subaccount          2010 355,293,700 0.96 - 1.86 371,423,984          1.52 0.30 - 2.70    12.45 - 16.53
                             2009 410,567,773 0.85 - 1.59 374,398,305          2.51 0.30 - 2.70    36.04 - 40.00
                             2008 448,654,570 0.62 - 1.15 295,841,010          2.07 0.30 - 2.75 (42.21) - (40.55)
                             2007 494,911,133 1.08 - 1.96 557,280,094          1.01 0.30 - 2.75    (3.86) - 6.12
MSF Russell 2000 Index       2011  37,289,119 1.25 - 2.83  93,301,295          1.08 0.30 - 1.65   (5.64) - (4.33)
  Subaccount                 2010  41,489,141 1.33 - 2.99 109,316,701          1.17 0.30 - 1.65    24.90 - 26.48
  (Commenced 4/30/2007)      2009  52,166,793 1.06 - 2.38 102,896,929          2.08 0.30 - 1.65    23.86 - 25.64
                             2008  54,971,926 0.86 - 1.92  87,292,343          1.30 0.30 - 1.65 (34.53) - (33.61)
                             2007  60,356,432 1.31 - 2.92 146,529,196            -- 0.30 - 1.65   (7.89) - (0.63)
MSF T. Rowe Price Large Cap  2011  37,121,993 0.97 - 1.59  38,361,890            -- 0.30 - 2.65   (3.96) - (1.61)
  Growth Subaccount          2010  45,753,740 1.01 - 1.61  48,700,718          0.07 0.30 - 2.65    13.72 - 16.38
                             2009  53,594,235 0.89 - 1.39  49,610,845          0.34 0.30 - 2.65    39.25 - 42.59
                             2008  59,778,256 0.64 - 0.97  39,237,067          0.29 0.30 - 2.65 (43.53) - (42.18)
                             2007  64,027,839 1.13 - 1.16  73,516,561          0.20 1.17 - 2.60    (2.24) - 7.84
MSF T. Rowe Price Small Cap  2011  71,061,468 1.02 - 2.01  97,794,789            -- 0.30 - 2.65    (1.18) - 1.10
  Growth Subaccount          2010  76,912,938 1.03 - 2.00 105,806,004            -- 0.30 - 2.65    31.04 - 34.21
  (Commenced 4/28/2008)      2009  84,858,983 0.79 - 1.49  87,765,568          0.06 0.30 - 2.65    34.93 - 38.25
                             2008  91,237,701 0.58 - 1.08  69,058,943            -- 0.30 - 2.65 (34.75) - (33.70)
MSF Western Asset            2011  39,676,652 1.11 - 2.65  59,620,518          0.87 1.17 - 2.60      0.69 - 4.89
  Management Strategic Bond  2010   3,494,208 2.29 - 2.52   8,424,280          6.37 1.17 - 1.45    11.08 - 11.45
  Opportunities Subaccount   2009   3,762,287 2.06 - 2.27   8,142,474          6.88 1.17 - 1.45    30.34 - 30.64
                             2008   4,192,426 1.58 - 1.74   6,937,973          4.25 1.17 - 1.45 (16.23) - (15.99)
                             2007   4,659,891 1.89 - 2.07   9,169,920          2.79 1.17 - 1.45      2.50 - 2.78
MSF Western Asset            2011 101,794,264 1.07 - 2.53 148,935,292          1.53 0.15 - 2.45      2.95 - 5.33
  Management U.S. Government 2010 125,335,567 1.04 - 2.42 173,254,111          2.75 0.15 - 2.45      3.23 - 5.63
  Subaccount                 2009 140,576,689 1.00 - 2.31 185,790,047          4.76 0.15 - 2.45      1.78 - 4.15
                             2008 165,146,188 1.01 - 2.24 209,916,401          3.03 0.15 - 2.45   (2.77) - (0.45)
                             2007  85,176,942 1.03 - 2.28 135,725,343          2.75 0.15 - 2.45      0.83 - 4.21

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ----------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ----------- ----------- ------------- ----------- -------------------
Pioneer VCT Cullen Value       2011  10,856,888 0.94 - 1.02  10,766,616          0.73 1.50 - 2.75   (6.23) - (5.04)
  Subaccount                   2010  13,452,820 1.01 - 1.07  14,111,087          0.59 1.50 - 2.75      6.31 - 7.64
                               2009  14,948,808 0.94 - 1.00  14,626,585          0.78 1.50 - 2.75    12.54 - 14.01
                               2008  14,609,008 0.84 - 0.87  12,564,364          1.38 1.50 - 2.75 (34.39) - (33.56)
                               2007  15,163,835 1.27 - 1.32  19,730,517          0.81 1.50 - 2.75    (3.44) - 4.79
Pioneer VCT Emerging           2011   6,504,758 1.39 - 2.69  15,409,987            -- 1.50 - 2.75 (25.68) - (24.74)
  Markets Subaccount           2010   8,376,046 1.86 - 3.58  26,221,434          0.31 1.50 - 2.75    12.48 - 13.89
                               2009   9,315,020 1.65 - 3.15  25,836,006          0.89 1.50 - 2.75    69.34 - 71.42
                               2008   8,306,485 0.97 - 1.84  13,714,981          0.09 1.50 - 2.75 (59.46) - (58.92)
                               2007   9,123,959 2.38 - 4.47  37,020,827          0.34 1.50 - 2.75     3.09 - 41.66
Pioneer VCT Equity Income      2011  12,775,811 1.13 - 1.60  19,180,928          1.99 1.50 - 2.60      3.05 - 4.17
  Subaccount                   2010  14,712,580 1.09 - 1.53  21,292,601          2.05 1.50 - 2.60    16.21 - 17.49
                               2009  16,094,477 0.91 - 1.31  19,818,006          3.08 1.50 - 2.60    10.96 - 12.19
                               2008  18,907,498 0.82 - 1.17  20,833,195          2.58 1.50 - 2.60 (32.29) - (31.52)
                               2007  22,291,961 1.20 - 1.70  36,147,512          2.30 1.50 - 2.60   (9.22) - (0.96)
Pioneer VCT Ibbotson Growth    2011 206,818,842 0.93 - 1.11 217,767,479          1.96 1.50 - 2.90   (6.07) - (4.73)
  Allocation Subaccount        2010 221,599,749 0.99 - 1.16 246,699,062          1.91 1.50 - 2.90    11.41 - 13.12
                               2009 235,330,904 0.89 - 1.03 233,598,663          2.51 1.50 - 2.90    28.97 - 30.66
                               2008 241,041,098 0.69 - 0.79 184,451,666          2.24 1.50 - 2.90 (37.01) - (36.04)
                               2007 211,130,637 1.09 - 1.23 254,649,449          1.01 1.50 - 2.90    (5.52) - 4.06
Pioneer VCT Ibbotson Moderate  2011 107,898,072 0.97 - 1.13 116,552,439          2.52 1.50 - 2.90   (4.91) - (3.49)
  Allocation Subaccount        2010 119,014,176 1.02 - 1.18 134,202,065          2.54 1.50 - 2.90    10.65 - 12.23
                               2009 127,523,679 0.92 - 1.05 129,177,322          3.43 1.50 - 2.90    27.74 - 29.49
                               2008 131,739,676 0.72 - 0.81 103,808,691          2.90 1.50 - 2.90 (33.09) - (32.13)
                               2007 128,084,206 1.08 - 1.19 149,880,953          1.00 1.50 - 2.90    (3.28) - 4.10
Pioneer VCT Mid Cap Value      2011  21,724,375 1.10 - 1.67  32,437,470          0.65 1.40 - 2.75   (8.38) - (7.15)
  Subaccount                   2010  27,106,926 1.21 - 1.80  43,769,962          0.89 1.40 - 2.75    14.65 - 16.27
                               2009  31,686,148 0.95 - 1.55  43,949,273          1.29 1.40 - 2.75    21.93 - 23.45
                               2008  36,082,317 0.77 - 1.26  40,897,724          0.87 1.40 - 2.75 (35.58) - (34.65)
                               2007  42,880,338 1.19 - 1.93  74,924,012          0.57 1.40 - 2.75      2.45 - 3.86
Pioneer VCT Real Estate Shares 2011   6,712,774 1.34 - 2.19  13,366,638          2.18 1.50 - 2.60      6.90 - 8.11
  Subaccount                   2010   8,080,999 1.24 - 2.03  15,025,737          2.45 1.50 - 2.60    25.25 - 26.68
                               2009   8,382,574 0.96 - 1.60  12,313,902          4.45 1.50 - 2.60    28.17 - 29.57
                               2008   8,720,284 0.75 - 1.24  10,025,395          3.91 1.50 - 2.60 (39.99) - (39.28)
                               2007   9,621,836 1.24 - 2.04  18,378,703          2.53 1.50 - 2.60  (29.06) - (6.17)
UIF Growth Subaccount          2011   6,391,312 0.82 - 1.72   7,349,810          0.11 1.40 - 2.60   (5.22) - (4.13)
                               2010   7,852,817 0.86 - 1.81   9,543,702          0.12 1.40 - 2.60    19.72 - 21.27
                               2009   9,106,525 0.71 - 1.50   9,168,364            -- 1.40 - 2.60    61.13 - 63.27
                               2008  10,817,955 0.44 - 0.92   6,578,629          0.19 1.40 - 2.60 (50.47) - (49.93)
                               2007  13,918,589 0.88 - 1.85  16,896,083            -- 1.40 - 2.60   (4.56) - 20.24
UIF U.S. Real Estate           2011  11,698,765 1.31 - 1.36  15,642,002          0.84 1.40 - 1.90      3.96 - 4.46
  Subaccount                   2010  16,338,780 1.26 - 1.30  20,965,294          2.17 1.40 - 1.90    27.45 - 28.11
                               2009  20,079,803 0.99 - 1.01  20,149,396          3.29 1.40 - 1.90    25.92 - 26.59
                               2008  21,716,459 0.79 - 0.80  17,256,470          3.42 1.40 - 1.90 (39.04) - (38.76)
                               2007  25,452,950 1.29 - 1.31  33,106,666          1.14 1.40 - 1.90   (18.65) - 0.00

METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                             AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                              -------------------------------- ---------------------------------------------
                                                                              EXPENSE(2)         TOTAL(3)
                                         UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                          LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                  UNITS HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                              --------- ----------- ---------- ------------- ----------- -------------------
Wells Fargo VT Small Cap 2011 2,074,209 1.36 - 2.09  3,218,582          0.65 0.30 - 1.85   (8.95) - (7.58)
  Value Subaccount       2010 2,391,673 1.48 - 2.27  4,028,620          1.51 0.30 - 1.85    15.16 - 16.95
                         2009 2,853,960 1.28 - 1.95  4,195,513          1.23 0.30 - 1.85    57.11 - 59.59
                         2008 2,939,820 0.81 - 1.22  2,659,523            -- 0.30 - 1.85 (45.53) - (44.70)
                         2007 3,380,492 1.48 - 2.22  5,618,575          0.02 0.30 - 1.85   (9.07) - (1.29)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent annualized contract expenses of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Subaccount.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

                                     PART C


                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:




The financial statements and financial highlights comprising each of the individual Investment Divisions of Metropolitan Life Separate Account E and the report of Independent Registered Public Accounting Firm thereto. The financial statements include:



       (1) Statements of Assets and Liabilities as of December 31, 2011
       (2) Statements of Operations for the year ended December 31, 2011
       (3) Statements of Changes in Net Assets for the years ended December 31, 2011 and 2010
       (4) Notes to the Financial Statements



The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and Independent Auditors' Report. The consolidated financial statements include:



       (1) Consolidated Balance Sheets as of December 31, 2011 and 2010
       (2) Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009
       (3) Consolidated Statements of Equity for the years ended December 31, 2011, 2010 and 2009
       (4) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009
       (5) Notes to the Consolidated Financial Statements


(B)  EXHIBITS


 (1)                  Resolution of the Board of Directors of Metropolitan Life establishing
                      Separate Account E.(2)

 (2)                  Not applicable.

 (3)  (a)             Not applicable.

      (b)             Form of Metropolitan Life Insurance Company Sales Agreement.(14)

      (c)             Participation Agreement -- Calvert.(5)

      (c)(i)          Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert
                      Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011.(23)

      (d)             Participation Agreements -- Fidelity Distributors Corp.(5)

      (d)(i)          Supplemental Agreements -- Fidelity(6)

      (d)(ii)         Summary Prospectus Agreement (Summary) -- Fidelity(21)

      (e)             Participation Agreement -- New England Zenith Fund(10)

      (f)             Participation Agreement -- American Funds Insurance Series(11)

      (f)(i)          Participation Agreement - American Funds Insurance Series - Summary(20)

      (g)             Participation Agreement -- Met Investors Series Trust(12)

      (g)(i)          First Amendment to the Participation Agreement.(23)

      (g)(ii)         Second Amendment to the Participation Agreement.(23)

      (g)(iii)        Amendment to each of the Participation Agreements currently in effect between
                      Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors
                      Distribution Company and Metropolitan Life Insurance Company, MetLife
                      Insurance Company of Connecticut, MetLife Investors USA Insurance Company,
                      MetLife Investors Insurance Company, First MetLife Investors Insurance
                      Company, New England Life Insurance Company and General American Life
                      Insurance Company effective April 30, 2010.(24)

      (h)             Participation Agreement with Metropolitan Series Fund, Inc.(19)


      (h)(i)          Amendment to each of the Participation Agreements currently in effect between
                      Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors
                      Distribution Company and Metropolitan Life Insurance Company, Metropolitan
                      Tower Life Insurance Company, MetLife Insurance Company of Connecticut,
                      MetLife Investors USA Insurance Company, MetLife Investors Insurance Company,
                      First MetLife Investors Insurance Company, New England Life Insurance Company
                      and General American Life Insurance Company effective April 30, 2010.(24)

      (i)             MLI Distribution Company Retail Sales Agreement(16)

 (4)  (a)             Amended Form of IRC Section 401 Group Annuity Contract (VestMet).(5)

      (a)(i)          Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Version
                      2).(5)

      (a)(ii)         Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated
                      and Unallocated).(5)

      (a)(iii)        Form IRC Section 401 Individual Annuity Contract (Preference Plus).(5)

      (a)(iv)         Form IRC Section 401 Group Annuity Contract (Preference Plus) (Oregon).(2)

      (a)(v)          Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).(4)

      (a)(vi)         Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated) (New
                      York).(4)

      (a)(vii)        Form of Certificate under IRC Section 401 Group Annuity Contract (Preference
                      Plus) (New York).(4)

      (b)             Amended Form of IRC Section 403(b) Group Annuity Contract (VestMet).(5)

      (b)(i)          Amended Form of IRC Section 403(b) Group Annuity Contract (Preference
                      Plus).(5)

      (b)(i)(A)       Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom-LIJ).(5)

      (b)(i)(B)       Form of IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus
                      Contract-Montefiore Medical Center, Maimonides Medical Center, The Mount Sinai
                      Hospital).(2)

      (b)(i)(C)       Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account)
                      (New Jersey-ABP).(4)

      (b)(i)(D)       Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account)
                      (Texas-ORP).(4)

      (b)(i)(E)       Form of IRC Section 403(b) Individual Annuity Contract (Preference Plus)
                      (Oregon).(4)

      (b)(ii)         Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (VestMet).(5)

      (b)(iii)        Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus) (Version 2).(5)

      (b)(iii)(A)     Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus) (Versions 1 and 2).(5)

      (b)(iii)(B)     Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus) (New York).(5)

      (b)(iii)(C)     Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial
                      Freedom Account).(5)

      (b)(iii)(D)     Forms of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus -- Enhanced TSA Preference Plus Contract).(5)

      (b)(iii)(E)     Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus).(5)

      (b)(iii)(F)     Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Chapman).(5)

      (b)(iii)(G)     Form of Certificate under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus, Enhanced Preference Plus, Financial Freedom) (Oregon).(2)

      (b)(iii)(H)     Form of Endorsement under IRC Section 403(b) Group Annuity Contract
                      (Preference Plus).(2)

      (b)(iii)(I)     Form of Endorsement under Section 403(b) Group Annuity Contract (Preference
                      Plus, Enhanced Preference Plus, Financial Freedom).(2)

      (b)(iv)         Form of Texas Rider for Certificate under IRC Section 403(b) Group Annuity
                      Contract (VestMet).(5)

      (b)(v)          Form of Texas Endorsement for Certificate under IRC Section 403(b) Group
                      Annuity Contract (Preference Plus).(5)

      (b)(vi)         Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial
                      Freedom Account) (New Jersey-ABP).(4)

      (b)(vii)        Form of Certificate under IRC Section 403(b) Group Annuity Contract (Enhanced
                      Preference Plus) (Oregon).(4)

      (b)(viii)       Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial
                      Freedom) (Texas-ORP).(4)

      (b)(ix)         Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial
                      Freedom Account) (Texas-ORP).(4)

      (b)(x)          Forms of Endorsement under IRC Section 403(b) Group Annuity Contract, 403(a)
                      Group Annuity Contract and Individual Retirement Annuity Contract.(4,5)


      (b)(xi)         Forms of Endorsement under IRC Section 403(b) Group Annuity Contract.(4,5,8)

      (b)(xii)        Forms of Endorsement under IRC Section 403(b) for Annuity Contract
                      (VestMet) -- Forms R.S.1208 and G.20247-567(7)

      (b)(xiii)       Forms of Endorsement under IRC Section 408(b) for Flexible Contribution
                      Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333
                      (IRA/ENH) -- Forms R.S.1228 and G.20247-568(7,8)

      (b)(xiv)        Form of Endorsement under IRC Section 403(b) (G.4333-7) -- Form
                      G.20247.563.(7)

      (b)(xv)         Form of Endorsement under IRC Section 403(b) (G.4333-7, G.4333 (PPA/TSA-
                      5)) -- Form G.20247-576 (Mutual Benefit Life).(8)

      (c)             Form of IRC Section 408 Simplified Employee Pension Contract (VestMet).(5)

      (c)(i)(A)       Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus)
                      (Version 2).(5)

      (c)(i)(B)       Amended Form of IRC Section 408 Simplified Employee Pension Contract
                      (Preference Plus).(5)

      (c)(i)(C)       Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus)
                      (Oregon).(2)

      (c)(i)          Form of IRC Section 408 Simplified Employee Pension Contract (Illinois,
                      Minnesota) (VestMet).(5)

      (c)(ii)         Form of IRC Section 408 Simplified Employee Pension Contract (Michigan)
                      (VestMet).(5)

      (c)(iii)        Form of IRC Section 408 Simplified Employee Pension Contract (New York)
                      (VestMet).(5)

      (c)(iv)         Form of IRC Section 408 Simplified Employee Pension Contract (South Carolina)
                      (VestMet).(5)

      (c)(v)          Form of IRC Section 408 Simplified Employee Pension Contract (Pennsylvania)
                      (VestMet).(5)

      (c)(vi)         Form of IRC Section 408 Simplified Employee Pension Contract (Washington)
                      (VestMet).(5)

      (c)(vii)        Information Statement concerning IRC Section 408 Simplified Employee Pension
                      Contract (VestMet).(5)

      (c)(viii)       Non-Qualified Annuity Endorsements.(18)

      (d)             Form of IRC Section 408 Individual Retirement Annuity Contract (VestMet).(5)

      (d)(i)(A)       Form of IRC Section 408 Individual Retirement Annuity Contract (Preference
                      Plus) (Version 2).(5)

      (d)(i)(B)       Form of IRC Section 408 Individual Retirement Annuity Contract (Preference
                      Plus).(5)

      (d)(i)(C)       Form of IRC Section 408 Individual Retirement Annuity Contract (Preference
                      Plus) (Oregon).(2)

      (d)(i)          Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      (VestMet).(5)

      (d)(ii)         Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      (Michigan) (VestMet).(5)

      (d)(iii)        Form of IRC Section 408 Individual Retirement Annuity Contract (Illinois,
                      Minnesota) (VestMet).(5)

      (d)(iv)         Form of IRC Section 408 Individual Retirement Annuity Contract (Michigan)
                      (VestMet).(5)

      (d)(v)          Form of IRC Section 408 Individual Retirement Annuity Contract (New York)
                      (VestMet).(5)

      (d)(vi)         Form of IRC Section 408 Individual Retirement Annuity Contract (South
                      Carolina) (VestMet).(5)

      (d)(vii)        Form of IRC Section 408 Individual Retirement Annuity Contract (Pennsylvania)
                      (VestMet).(5)

      (d)(viii)       Form of IRC Section 408 Individual Retirement Annuity Contract (Washington)
                      (VestMet).(5)

      (d)(ix)         Information Statement concerning IRC Section 408 Individual Retirement Annuity
                      Contract (VestMet).(5)

      (d)(x)          Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      (VestMet).(5)

      (d)(xi)         Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      (Michigan) (VestMet).(5)

      (d)(xii)        Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      (South Carolina) (VestMet).(5)

      (d)(xiii)       Form of Endorsement to IRC Section 408 Individual Annuity Contract (Preference
                      Plus).(4)

      (e)             Amended Form of IRC Section 408 Group Individual Retirement Annuity Contract
                      (VestMet).(5)

      (e)(1)          Form of IRC Section 408 Group Individual Retirement Annuity Contract
                      (Preference Plus).(5)

      (e)(i)          Form of Certificate under IRC Section 408 Group Individual Retirement Annuity
                      Contract (VestMet).(5)

      (e)(i)(A)       Form of Certificate under IRC Section 408 Group Individual Retirement Annuity
                      Contract (Preference Plus).(5)

      (e)(i)(B)       Forms of Certificate under IRC Section 408 Group Individual Retirement Annuity
                      Contract (Enhanced).(2,5)

      (e)(i)(C)       Form of Certificate under IRC Section 408 Group Individual Retirement Annuity
                      Contract (Oregon).(2)

      (e)(i)(D)       Form of Endorsement to IRC Section 408 Group Individual Retirement Annuity
                      Contract (G.4333.15).(8)

      (f)             Amended Form of IRC Section 457 Group Annuity Contract for Public Employee
                      Deferred Compensation Plans (VestMet).(5)


      (f)(i)          Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred
                      Compensation Plans (Preference Plus) (Version 2).(5)

      (f)(ii)         Amended Form of IRC Section 457 Group Annuity Contract for Public Employee
                      Deferred Compensation Plans (Preference Plus).(5)

      (f)(iii)        Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred
                      Compensation Plans (Enhanced Preference Plus).(5)

      (f)(iv)         Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred
                      Compensation Plans (Financial Freedom).(5)

      (f)(v)          Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred
                      Compensation Plans (Enhanced Preference Plus).(4)

      (f)(vi)         Form of Endorsement under IRC Section 457(b) for Public Employee Deferred
                      Compensation Plans (G.3068) (Preference Plus) -- Form G.7812-45.(7)

      (g)             Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      which Converts Contract into Non-Qualified Status (VestMet).(5)

      (g)(1)          Form of Non-Qualified Contract (Preference Plus) (Version 2).(5)

      (g)(i)(A)       Amended Form of Non-Qualified Contract (Preference Plus).(5)

      (g)(i)(B)       Form of Non-Qualified Contract (Preference Plus) (Oregon).(2)

      (g)(i)          Information Statement concerning IRC Section 408 Individual Retirement Annuity
                      Contract with Non-Qualified Endorsement (VestMet).(5)

      (g)(ii)         Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      with Non-Qualified Endorsement (Michigan) (VestMet).(5)

      (g)(iii)        Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract
                      with Non-Qualified Endorsement (South Carolina) (VestMet).(5)

      (g)(iv)         Form of Endorsement to Group Annuity Contract.(5)

      (h)             Amended Form of Non-Qualified Group Contract (VestMet).(5)

      (h)(1)          Form of Non-Qualified Group Contract (Preference Plus).(5)

      (h)(i)          Form of Certificate under Non-Qualified Group Contract (VestMet).(5)

      (h)(i)(A)       Forms of Certificate under Non-Qualified Group Contract (Preference Plus).(5)

      (h)(i)(A)(i)    Form of Certificate under Non-Qualified Group Contract (Preference Plus-
                      Enhanced Contract; Enhanced Preference Plus).(2)

      (h)(i)(A)(ii)   Form of Certificate under Non-Qualified Group Contract (Preference Plus-
                      Enhanced Contract; Enhanced Preference Plus) (Oregon).(2)

      (h)(i)(B)       Form of Non-Qualified Group Contract (Preference Plus).(5)

      (h)(i)(C)       Form of Non-Qualified Group Contract (Enhanced Preference Plus).(5)

      (h)(i)(D)       Form of Endorsement Concerning Nursing Home or Terminal Illness.(2)

      (h)(i)(E)       Form of Endorsement for death claim settlement for MT-(37PP-90(NQ-1), (38PP-
                      90(IRA-) -- Form R.S. 1234MT1998.(7)

      (h)(i)(F)       Form of Non-Qualified Group Contract (Financial Freedom Account)
                      Form -- G.3043.(7)

      (i)             Endorsement with respect to Individual IRA and Individual Non-Qualified
                      Contract concerning Death Benefit Provisions (VestMet).(5)

      (j)             Specimen of variable retirement annuity contract for Metropolitan Variable
                      Account B.(5)

      (k)             Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for
                      Metropolitan Life Variable Account C.(5)

      (l)             Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for
                      Metropolitan Life Variable Account D.(5)

      (m)             Specimen of Flexible-Purchase Variable Annuity Contract for Metropolitan
                      Variable Account A.(1)

      (n)             Specimen of Variable Annuity Contract, Forms 37TV-65 and 20SV-65 for
                      Metropolitan Variable Account B.(5)

      (o)             Form of Certificate under IRC Section 403(a) Group Annuity Contract
                      (Preference Plus).(5)

      (o)(i)          Forms of Certificate under IRC Section 403(a) Group Annuity Contract
                      (Financial Freedom).(5)

      (o)(ii)         Form of Certificate under IRC Section 403(a) Group Annuity Contract (South
                      Carolina).(5)


      (o)(iii)        Form of Certificate under IRC Section 403(a) Group Annuity Contract (SUNY).(5)

      (o)(iv)         Form of Certificate under IRC Section 403(a) Group Annuity Contract
                      (Oregon).(2)

      (p)             Form of Single Premium Immediate Income Payment Contract (Preference Plus).(5)

      (q)             Form of Single Premium Immediate Income Payment Certificate (Enhanced
                      Preference Plus and Financial Freedom).(5)

      (r)             Endorsements for Single Premium Immediate Income Payment Contract.(5)

      (r)(i)          Form of Endorsement for Single Premium Immediate Income Payment Contract
                      (G.4333(VARPAY) -- Form G.20247-560.(7)

      (r)(ii)         Form of Endorsement for Single Premium Immediate Income Payment Contract (PSC
                      93-05A) for unlimited transfers.(8)

      (s)             Form of Endorsement with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1220-PPA.(6)

      (s)(i)          Form of Endorsement with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1220-PPA (Minnesota).(6)

      (s)(ii)         Form of Endorsement with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1220-PPA (New Jersey).(6)

      (s)(iii)        Form of Amendment with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1212-PPA.(6)

      (s)(iv)         Form of Amendment with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1212-PPA (Minnesota).(6)

      (s)(v)          Form of Amendment with respect to the Roth Individual Retirement
                      Annuity -- Form R.S. 1212-PPA (New Jersey).(6)

      (s)(vi)(A)      ROTH IRA Endorsements. Forms: R.S. 1233, R.S. 1233OR, R.S. 1233TX(2000).(9)

      (s)(vi)(B)      ROTH IRA Amendments. Forms: R.S. 1238, R.S. 1238OR, R.S. 1238TX(2000).(9)

      (t)             Form of Group Annuity Contract and Amendment under IRC Section 415(m) -- Forms
                      G. 3043A and G. 3043A-1 (Financial Freedom Account).(6)

      (u)             Form of Endorsement with respect to Waiver of Administrative Fee -- Form R.S.
                      1206.(6)

      (v)             Forms of Endorsement with respect to exchange from Growth Plus Account to the
                      Preference Plus Account -- Form RSC E31910-2.(6)

      (w)             Forms of Endorsement with respect to Enhanced 10% corridor (37PP-90(NQ-1),
                      38PP-90 (IRA-1) NQ/IRA, NJ PPA and (PSC94-05) -- Forms R.S. 1222, R.S.
                      1222N.J., R.S. 1232 and G. 20247-573.(7)

      (x)             Forms of Endorsement with respect to Fund Expansion (38PP-90(NQ-1), (38PP-
                      90(IRA-1), TSA/403(a), PPI immediate (PSC 93-05A) -- Forms R.S. 1230 (11/98),
                      G. 20247-572 and R.S. 1231 (11/98)(7,8)

      (x)(i)(A)       Endorsement Regarding Availability of additional Investment Divisions on July
                      5, 2000 (R.S. 1241).(9)

      (x)(i)(B)       Contract Endorsement (for NJ Alternate Benefit Plan) (G. 7812-56).(9)

      (x)(i)(C)       Certificate Endorsement (for NJ Alternate Benefit Plan) (G. 20247-578).(9)

      (y)             Forms of Endorsement with respect to Exchange (37PP-90(NQ-1), 38PP-90(IRA-1)
                      and (G.4333-7) -- Forms E31910-3 and G.7812-38-1.(7)

      (z)             Forms of Endorsement for SIMPLE IRA (G.4333-15) and (G.4333-15+RSC 96-
                      37) -- Forms RSC 96-37 and R.S. 1209.(7)

      (a)(a)          Forms of demutualization endorsements.(8)

      (b)(b)          Replacement Endorsements for Systematic Withdrawal Program Forms: PSC 94-15 NJ
                      (8/2000), PSC 94-15 MN (8/2000).(9)

      (b)(b)(i)       Replacement Endorsements for Systematic Withdrawal Program FL, NY, VT forms:
                      PSC 94-16 (8/2000), PSC 94-15 (8/2000).(9)

      (c)(c)          Forms of Endorsement for Non-Qualified Annuity Contracts Under IRC Section
                      72(s) -- ML-NQ(11/04)(17)

      (d)(d)          Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML-401-3
                      (5/11).(24)

      (e)(e)          Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and
                      Tax-Exempt) ML-457-2 (5/11).(24)

 (5)  (a)             Participation Request and Agreement for the IRC Section 401 Group Annuity
                      Contract.(5)

      (b)             Enrollment Form with respect to the IRC Section 401 Group Annuity Contract.(5)

      (b)(i)          Enrollment Form with respect to the IRC Section 401 Group Annuity Contract
                      (Preference Plus) (Allocated).(5)


      (c)             Participation Request and Agreement for the IRC Section 403(b) Group Annuity
                      Contract.(5)

      (c)(i)          Participation Request and Agreement for the IRC Section 403(b) Group Annuity
                      Contract (Direct Mail Form).(5)

      (d)             Enrollment Form with respect to the IRC Section 403(b) Group Contract and the
                      IRC Section 457 Group Annuity Contract.(2)

      (d)(i)          403(b) Tax Deferred Annuity Customer Agreement Acknowledgement.(5)

      (d)(ii)         Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract
                      (Enhanced Preference Plus TSA).(5)

      (d)(iii)        Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract
                      (FFA-TSA).(5)

      (e)             Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract and the IRC Section 457 Group Annuity Contract.(5)

      (f)             Application for an IRC Section 408 Simplified Employee Pension, IRA and Non-
                      Qualified Deferred Annuities (Preference Plus).(2)

      (f)(i)          Application for Individual IRA and Non-Qualified Contract (Direct Mail
                      Form).(3)

      (g)             Employer Adoption Request Form.(5)

      (g)(i)          Employer Utilization Request Form.(5)

      (g)(ii)         Enrollment Form for IRC Section 408 Group Individual Retirement Account
                      Contract and Non-Qualified Group Contract.(5)

      (g)(iii)        Funding Authorization and Agreement.(5)

      (g)(iv)         Funding Authorization and Agreement (SEP).(5)

      (h)(i)          Enrollment Form for IRC Section 408 Individual Retirement Annuity, IRC Section
                      408(k) Simplified Employee Pension and Non-Qualified Income Annuity
                      Contract.(5)

      (h)(ii)         Enrollment Form for IRC Sections 403(b), 403(a) and 457 Group Income Annuity
                      Contract.(5)

      (h)(iii)        Enrollment Form for Group IRA Rollover Annuity (Preference Plus-Enhanced
                      Contract).(2)

      (h)(iv)         Enrollment Form for Group Non-Qualified Supplemental Savings (Preference Plus-
                      Enhanced Contract).(2)

      (i)             Application for Variable Annuity (Preference Plus(R) Account) TSA/IRC Section
                      457(b) Deferred Compensation/IRC Section 403(a) for form G.4333-7 FORM -- 038-
                      PPA-TSA/PEDC (0998).(7)

      (i)(i)          Application for Variable Annuity (Preference Plus(R) Account) for 37PP-90 (NQ-
                      1), 38PP-90 (IRA-1) FORM -- 038-PPA-IRA/SEP/NQ (0998).(7)

      (i)(ii)         Application for the Preference Plus(R) Income Annuity for RSC 93-05A
                      FORM -- RSCINCAPNQIRASEP (10/98).(7)

      (i)(iii)        Application for Variable Annuity Enhanced Preference Plus(R) Account for
                      MetLife Employees for forms G.4333-14, G.4333-15
                      Form -- 038MEGPPAIRA/NQ(10/98).(7)

      (i)(iv)         Application Preference Plus Account.(8)

      (j)             Variable Annuity Application for Non-Qualified IRA and SEP contracts (038-PPA
                      (07/2000)-A)(9)

      (j)(i)          Variable Annuity Application for TSA and 403(a) contracts (038-PPA (07/2000)-
                      B)(9)

      (j)(ii)         ROTH Individual Retirement Annuity Endorsement -- Form ML-446.2 (9/02).(13)

      (j)(iii)        401(a)/403(a) Plan Endorsement. Form ML-401.2 (9/02).(13)

      (j)(iv)         Individual Retirement Annuity Endorsement. Form: ML-408.2 (9/02).(13)

      (j)(v)          SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1 (9/02).(13)

      (j)(vi)         Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02).(13)

 (6)                  Restated Charter of Metropolitan Life Insurance Company.(12,)

 (6)  (a)             Amended and Restated By-Laws of Metropolitan Life Insurance Company(18)

 (7)                  Not applicable.

 (8)                  Not applicable.

 (9)                  Opinion and consent of counsel as to the legality of the securities being registered.(5)

(10)                  Consent of Independent Registered Public Accounting Firm(22)

(11)                  Not applicable.


(12)                  Not applicable.

(13)                  Powers of Attorney.(22)


---------
1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.
2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.
3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.
4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.
5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.
6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.
7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.
8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.
9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.
10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
12. Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
13. Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.
14. Filed with Post-Effective Amendment No. 30 to this Registration Statement on Form N-4 on October 22, 2003.
15. Filed with Post-Effective Amendment No. 31 to this Registration Statement on Form N-4 on February 9, 2004.
16. Filed with Post-Effective Amendment No. 35 to this Registration Statement on Form N-4 on April 27, 2006.
17. Filed with Post-Effective Amendment No. 34 to this Registration Statement on Form N-4 on April 8, 2005.
18. Amended and Restated By-Laws of Metropolitan Life Insurance Company filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.
19. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.
20. Filed with Post-Effective Amendment No. 15 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
21. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-162586/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

22. Filed herewith. Powers of Attorney for Eric T. Steigerwalt, Lulu C. Wang, Catherine R. Kinney, Alfred F. Kelly, Jr., Peter M. Carlson, Sylvia Matthews Burwell, Cheryl M. Grise, R. Glenn Hubbard, Steven A. Kandarian, John M. Keane, James M. Kilts, Hugh B. Price, Kenton J. Sicchitano and Eduardo Castro-Wright.


23. Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.


24. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.


ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR


NAME, PRINCIPAL OCCUPATION                             POSITION AND OFFICES
AND BUSINESS ADDRESS                                   WITH DEPOSITOR
----------------------------------------------------   ----------------------------------------------------
Steven A. Kandarian                                    Director, Chairman, President and Chief Executive
Metlife, Inc and Metropolitan Life Insurance Company   Officer
1095 Avenue of the Americas
New York, NY 10036
United States

Sylvia Mathews Burwell                                 Director
President, Wal-Mart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR 72716


NAME, PRINCIPAL OCCUPATION                             POSITION AND OFFICES
AND BUSINESS ADDRESS                                   WITH DEPOSITOR
----------------------------------------------------   ----------------------------------------------------
Eduardo Castro-Wright                                  Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AR 72716

Cheryl W. Grise                                        Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                                       Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                                   Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts                                         Director
Partner
Centerview Partners
Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                                    Director
Retired President and Co-Chief Operating Officer
NYSE
1158 5(th) Avenue
New York, NY 10029

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495


NAME, PRINCIPAL OCCUPATION                             POSITION AND OFFICES
AND BUSINESS ADDRESS                                   WITH DEPOSITOR
----------------------------------------------------   ----------------------------------------------------
Kenton J. Sicchitano                                   Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

Lulu C. Wang                                           Director
Chief Executive Officer
Tupelo Capital Management LLC
767 Third Avenue
New York, NY 10017


Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166


NAME                   POSITION WITH METLIFE
--------------------   -------------------------------------------------------------------------
Steven A. Kandarian    Director, Chairman, President and Chief Executive Officer

Michel A. Khalaf       President, Europe/Middle East/Africa Division

Eric T. Steigerwalt    Executive Vice President and Chief Financial Officer

William J. Wheeler     President, The Americas

Peter M. Carlson       Executive Vice President and Chief Accounting Officer

Steven J. Goulart      Executive Vice President and Chief Investment Officer

Nicholas D. Latrenta   Executive Vice President and General Counsel

Frans Hijkoop          Executive Vice President and Chief Human Resources Officer

Beth M. Hirschhorn     Executive Vice President of Global Brand, Marketing and Communications

Maria R. Morris        Executive Vice President, Global Employee Benefits

Martin J. Lippert      Executive Vice President, Global Technology and Operations




ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

                                        6

ITEM 27. NUMBER OF CONTRACTOWNERS.


As of January 31, 2012:



As of January 31, 2012, there were 756,865 owners of qualified contracts and 186,536 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).



                 TITLE OF CLASS                                  NUMBER OF HOLDERS
                 --------------                                  -----------------

                    /s/
-----------------------------------------------
                Contract holders

                    /s/
-----------------------------------------------
                   Qualified

ITEM 28. INDEMNIFICATION

     UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
Met Investors Series Trust
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Annuity Account Five
MetLife Investors Variable Life Account One
MetLife Investors Variable Life Account Five
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account 26
Security Equity Separate Account 27
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund, Inc.

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal             Positions and Offices With Underwriter
Business Address

Michael K. Farrell             Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham               Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta             Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester              President, National Sales Manager - Annuities & LTC
10 Park Avenue
Morristown, NJ 07962

Elizabeth M. Forget            Executive Vice President
1095 Avenues of the Americas
New York, NY 10036

Paul A. LaPiana                Executive Vice President, National Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614

Andrew G. Aiello               Senior Vice President, Channel Head - National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614

Jeffrey A. Barker              Senior Vice President, Channel Head - Independent Accounts
18210 Crane Nest
Tampa, FL 33647

Isaac Torres                   Secretary
1095 Avenue of the Americas
New York, NY 10036

Curtis Wohlers                 Senior Vice President, National Sales Manager, Independent Planners
1300 Hall Boulevard            and Insurance Advisors
Bloomfield, CT 06002

Jay S. Kaduson                 Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene B. Debel               Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez               Vice President, Chief Financial Officer
18210 Crane Nest Dr
Tampa, FL 33647

Debora L. Buffington           Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614


Rashid Ismail                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                    Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy A. Sturdivant            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros               Vice President
200Park Avenue
40(th) Floor
New York, NY 10166



(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                                          (2)
                      (1)                          NET UNDERWRITING          (3)              (4)             (5)
               NAME OF PRINCIPAL                     DISCOUNTS AND     COMPENSATION ON     BROKERAGE         OTHER
                  UNDERWRITER                         COMMISSIONS         REDEMPTION      COMMISSIONS    COMPENSATION
               -----------------                   ----------------    ---------------    -----------    ------------
MetLife Investors Distribution Company.........      $222,177,300             $0               $0             $0



ITEM 30. LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
200 Park Avenue
NY, NY 10166

ITEM 31. MANAGEMENT SERVICES.

Not Applicable

ITEM 32. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph
          (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                  EXHIBIT INDEX

10    Consent of Independent Registered Public Accounting Firm

13    Powers of Attorney

                                   SIGNATURES


AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 17(TH) DAY OF APRIL, 2012.


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                  (Registrant)

                       METROPOLITAN LIFE INSURANCE COMPANY
                                   (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            ------------------------------------
                                                     (Paul G. Cellupica)
                                                  Chief Counsel, Securities
                                              Regulation and Corporate Services

                       METROPOLITAN LIFE INSURANCE COMPANY
                                   (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            ------------------------------------
                                                     (Paul G. Cellupica)

                                                 Chief Counsel, The Americas

                                   SIGNATURES

AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                                     TITLE                         DATE
                ---------                                     -----                         ----

                    *                         Director, Chairman, President and
-----------------------------------------        Chief Executive Officer
           Steven A. Kandarian

                    *                         Executive Vice President and Chief
-----------------------------------------        Accounting Officer
            Peter  M. Carlson

                    *                         Executive Vice President and Chief
-----------------------------------------        Financial Officer
           Eric T. Steigerwalt

                    *                         Director
-----------------------------------------
          Sylvia Mathews Burwell

                    *                         Director
-----------------------------------------
          Eduardo Castro-Wright

                    *                         Director
-----------------------------------------
             Cheryl W. Grise

                    *                         Director
-----------------------------------------
             R. Glenn Hubbard

                    *                         Director
-----------------------------------------
              John M. Keane

                    *                         Director
-----------------------------------------
           Alfred F. Kelly, Jr.

                    *                         Director
-----------------------------------------
              James M. Kilts

                    *                         Director
-----------------------------------------
           Catherine R. Kinney

                    *                         Director
-----------------------------------------
              Hugh B. Price

                SIGNATURE                                     TITLE                         DATE
                ---------                                     -----                         ----

                                              Director
-----------------------------------------
              David Satcher

                    *                         Director
-----------------------------------------
           Kenton J. Sicchitano

                    *                         Director
-----------------------------------------
               Lulu C. Wang

*By:      /s/  MYRA L. SAUL, ESQ.                                                      April 17, 2012
     ------------------------------------
            Myra L. Saul, Esq
             Attorney-in-Fact